As filed with the Securities and Exchange Commission on April 20, 2009.
Registration Nos.

33-88460
811-08946

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐

Post-Effective Amendment No. 45	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 237	☒

(Check appropriate box or boxes)

SEPARATE ACCOUNT A

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3943
(Depositor’s Telephone Number, including Area Code)

Brandon J. Cage
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and address of agent for service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☑ on May 1, 2009 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on ______________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Portfolios and Pacific Portfolios for Chase Variable Annuity individual flexible premium variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A
Item No.		Prospectus Heading
1.	Cover Page	Cover Page

2.	Definitions	TERMS USED IN THIS PROSPECTUS

3.	Synopsis	AN OVERVIEW OF PACIFIC PORTFOLIOS and AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE

4.	Condensed Financial Information	YOUR INVESTMENT OPTIONS — Variable Investment Option Performance; ADDITIONAL INFORMATION — Financial Statements; FINANCIAL HIGHLIGHTS

5.	General Description of Registrant, Depositor and Portfolio Companies	AN OVERVIEW OF PACIFIC PORTFOLIOS and AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE; PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life, — Separate Account A; YOUR INVESTMENT OPTIONS — Your Variable Investment Options; ADDITIONAL INFORMATION — Voting Rights

6.	Deductions	AN OVERVIEW OF PACIFIC PORTFOLIOS and AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE; FEE TABLE; HOW YOUR INVESTMENTS ARE ALLOCATED — Transfers and Market–timing Restrictions; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS — Optional Withdrawals

7.	General Description of Variable Annuity Contracts	AN OVERVIEW OF PACIFIC PORTFOLIOS and AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE; PURCHASING YOUR CONTRACT — How to Apply for your Contract; HOW YOUR INVESTMENTS ARE ALLOCATED; ANNUITIZATION — Choosing Your Annuity Option, — Your Annuity Payments; DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS — Death Benefits; OTHER OPTIONAL RIDERS; ADDITIONAL INFORMATION — Voting Rights, — Changes to Your Contract, — Changes to ALL Contracts, — Inquiries and Submitting Forms and Requests, — Timing of Payments and Transactions

8.	Annuity Period	ANNUITIZATION

9.	Death Benefit	DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

10.	Purchases and Contract Value	AN OVERVIEW OF PACIFIC PORTFOLIOS and AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE; PURCHASING YOUR CONTRACT; HOW YOUR INVESTMENTS ARE ALLOCATED; PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life; THE GENERAL ACCOUNT — Withdrawals and Transfers

11.	Redemptions	AN OVERVIEW OF PACIFIC PORTFOLIOS and AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS; ADDITIONAL INFORMATION — Timing of Payments and Transactions; THE GENERAL ACCOUNT — Withdrawals and Transfers

12.	Taxes	CHARGES, FEES AND DEDUCTIONS — Premium Taxes; WITHDRAWALS — Optional Withdrawals, — Tax Consequences of Withdrawals; FEDERAL TAX ISSUES

13.	Legal Proceedings	Not Applicable

14.	Table of Contents of the Statement of Additional Information	CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

Item No.		Statement of Additional Information Heading

15.	Cover Page	Cover Page

16.	Table of Contents	TABLE OF CONTENTS

17.	General Information and History	Not Applicable

18.	Services	Not Applicable

19.	Purchase of Securities Being Offered	THE CONTRACTS AND THE SEPARATE ACCOUNT — Calculating Subaccount Unit Values, — Systematic Transfer programs

20.	Underwriters	DISTRIBUTION OF THE CONTRACTS — Pacific Select Distributors, Inc.

21.	Calculation of Performance Data	PERFORMANCE

22.	Annuity Payments	THE CONTRACTS AND THE SEPARATE ACCOUNT — Variable Annuity Payment Amounts

23.	Financial Statements	FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC PORTFOLIOS	PROSPECTUS MAY 1, 2009

Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company (Pacific Life).

This Prospectus provides information you should know before buying a Contract. It’s accompanied by current Prospectuses for the Funds that provide the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract; the Variable Investment Options are listed according to the underlying Funds:

VARIABLE INVESTMENT OPTIONS

Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Mid-Cap Value Equity Index Small-Cap Index Diversified Research Equity American Funds® Asset Allocation	American Funds® Growth-Income American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Growth LT Focused 30 Health Sciences Mid-Cap Equity	International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market High Yield Bond Managed Bond Inflation Managed	Pacific Dynamix – Conservative Growth Pacific Dynamix – Moderate Growth Pacific Dynamix – Growth Large-Cap Growth Comstock Mid-Cap Growth Real Estate Small-Cap Equity Diversified Bond

AIM Variable Insurance Funds AIM V.I. PowerShares ETF Allocation Fund Series II	AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B	BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III

Franklin Templeton Variable Insurance Products Trust Franklin Templeton VIP Founding Funds Allocation Fund Class 4	GE Investments Funds, Inc. GE Investments Total Return Fund Class 4	Van Kampen Life Investment Trust Van Kampen LIT Global Tactical Asset Allocation Portfolio Class II

FIXED OPTIONS Fixed Option Guaranteed Interest Options (GIOs) with 3-year, 6-year and 10-year terms DCA Plus Fixed Option

Not all of the fixed options are available in every state. The Fixed Option is only available on contracts issued before July 1, 2003.

You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2009. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 112 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC PORTFOLIOS

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are allowed or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. The terms of your Contract and of any Rider or Endorsement prevail over what is in this Prospectus. See your Registered Representative or contact us for specific information that may be applicable to your state.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we state otherwise.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Pacific Portfolios Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable annuity, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Portfolios is an annuity contract between you and Pacific Life Insurance Company. Annuity contracts have two phases, the accumulation phase and the annuitization (income) phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It’s important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Pacific Portfolios is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you have made, depending on the state where you signed your application and the type of Contract you buy.

You will find more information about the Right to Cancel (“Free Look”) period starting on page 42.

AN OVERVIEW OF PACIFIC PORTFOLIOS

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”.

You will find more information about Making Your Investments (“Purchase Payments”) starting on page 18.

Investment Options

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or registered representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf.

You can choose from a variety of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of a Fund. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

You will find more information about the Investment Options and the Investment Advisers starting on page 14.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only 2 transfers per month may involve the AIM V.I. PowerShares ETF Allocation Fund, BlackRock Global Allocation V.I. Fund, GE Investments Total Return Fund, International Value, International Small-Cap, International Large-Cap, Emerging Markets, or Van Kampen LIT Global Tactical Asset Allocation Investment Options. In addition, only 2 transfers into or out of the American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month. If you have used all 25 transfers in a calendar year, you may make one additional transfer of all or a portion of your Variable Account Value to the Money Market Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Transfers made under these systematic transfer programs or transfers made by us to update a Portfolio Optimization Model are excluded from the limitation. Some restrictions may apply to transfers to or from any fixed option.

We will apply a Market Value Adjustment (MVA) if you make a transfer or withdrawal from a Guaranteed Interest Option (GIO) before the end of its term. See Appendix A for details about how we calculate the MVA.

You will find more information about transfers and transfer limitations starting on page 24.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Investments that are less than 7 years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal tax penalty may also apply to taxable withdrawals.

You will find more information about withdrawals starting on page 40.

The Income Phase

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life.

You can choose fixed or variable annuity payments, or a combination of both. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to 4 times in any 12-month period.

You will find more information about annuitization starting on page 30 and annuity options available under the Contract starting on page 32.

The Death Benefit

Generally, the Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

You will find more information about the death benefit starting on page 34.

Optional Riders

Optional Riders are subject to availability (including state availability). Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with a qualified investment professional for advice on whether an optional Rider is appropriate for you. We reserve the right to restrict the purchase of an optional living benefit Rider to only Contract issue in the future.

Stepped-Up Death Benefit (SDBR) Rider

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the Annuitant’s 81st birthday) adjusted for additional Purchase Payments and withdrawals. You can only buy the SDBR when you buy your Contract. The SDBR is only available for Contracts issued after February 1, 2005.

You will find more information about the SDBR starting on page 37.

Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)

This optional Rider offers the potential for a larger death benefit. You can only buy the rider when you buy your Contract. The EGMDBR is only available on Contracts issued before May 1, 2003.

You will find more information about EGMDBR starting on page 38.

Earnings Enhancement Guarantee (EEG) Rider

This optional Rider provides for an additional amount (EEG Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or first death of an Owner who is also an Annuitant. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary.

If you buy the EEG Rider within 60 days after the Contract Date or within 60 days after the first Contract Anniversary, we will make the effective date of the EEG Rider coincide with that Contract Date or Contract Anniversary.

The Earnings Enhancement Guarantee (EEG) Rider, EEG Amount and EEG Charge are called the Guaranteed Earnings Enhancement (GEE) Rider, GEE Amount, and GEE Charge, respectively, in the Contract’s Rider.

You will find more information about the EEG Rider starting on page 39.

AN OVERVIEW OF PACIFIC PORTFOLIOS

Optional Living Benefit Riders

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OTHER OPTIONAL RIDERS – General Information – Investment Allocation Requirements.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Flexible Lifetime Income Plus Rider (Single)

This optional Rider lets you, before the Annuity Date, withdraw up to 5% or 6% (depending on your age) of your Protected Payment Base per year, lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount for life, if certain conditions are met. This Rider also provides an Annual Credit of 5% to your Protected Payment Base and Remaining Protected Balance, for up to a 10 year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw in future years. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.50%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – Flexible Lifetime Income Plus Rider (Single).

This Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You will find more information about the Flexible Lifetime Income Plus Rider (Single) starting on page 46.

Flexible Lifetime Income Plus Rider (Joint)

This optional Rider lets you, before the Annuity Date, withdraw up to 5% or 6% (depending on your age) of your Protected Payment Base per year, lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount, until the Rider terminates, if certain conditions are met. This Rider also provides an Annual Credit of 5% to your Protected Payment Base and Remaining Protected Balance, for up to a 10 year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw in future years. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.75%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Designated Lives, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – Flexible Lifetime Income Plus Rider (Joint).

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status may adversely affect the benefits of this Rider (see Flexible Lifetime Income Plus Rider (Joint) – Ownership and Beneficiary Changes).

This Rider is called the Joint Life Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You will find more information about the Flexible Lifetime Income Plus Rider (Joint) starting on page 52.

Automatic Income Builder Rider

This optional Rider lets you, before the Annuity Date, withdraw up to 4%, 5%, or 6% (depending on your age) of your Protected Payment Base per year, lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount for life, if certain conditions are met. If you are older than 59 1/2 and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base. Once a withdrawal is taken, regardless of your age when the withdrawal occurred, the 0.10% increase in the withdrawal percentage will no longer be applied. Any previously added 0.10% increase in the withdrawal percentage will be locked in and will remain a part of your total withdrawal percentage. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.50%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Reset, Owner-Elected Resets and Reset Date are described in OTHER OPTIONAL RIDERS – Automatic Income Builder Rider.

This Rider is called the Guaranteed Withdrawal Benefit III Rider in the Contract’s Rider.

You will find more information about the Automatic Income Builder Rider starting on page 57.

Flexible Lifetime Income Rider (Single)

This optional Rider lets you, before the Annuity Date, withdraw up to the Protected Payment Amount per year, lock in market gains, and provides the potential to receive 5% of a Protected Payment Base for life, if certain conditions are met. This Rider also provides an Annual Credit of 6% to your Protected Payment Base and Remaining Protected Balance, for up to a 10 year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw in future years. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – Flexible Lifetime Income Rider (Single).

This Rider is called the 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You will find more information about the Flexible Lifetime Income Rider (Single) starting on page 63.

Flexible Lifetime Income Rider (Joint)

This optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive up to the Protected Payment Amount, regardless of market performance, until the death of all Designated Lives eligible for lifetime benefits, if certain conditions are met. This Rider also provides an Annual Credit of 6% to your Protected Payment Base and Remaining Protected Balance, for up to a 10 year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw in future years. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Designated Lives, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – Flexible Lifetime Income Rider (Joint).

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status may adversely affect the benefits of this Rider (see Flexible Lifetime Income Rider (Joint) – Ownership and Beneficiary Changes).

This Rider is called the Joint Life 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You will find more information about the Flexible Lifetime Income Rider (Joint) starting on page 68.

AN OVERVIEW OF PACIFIC PORTFOLIOS

Income Access Rider

This optional Rider lets you, before the Annuity Date, withdraw up to 7% of your Protected Payment Base per year and lock in market gains. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Starting May 1, 2007, on any Contract Anniversary beginning with the first (1st) anniversary of the Rider Effective Date or most recent Step-Up Date, whichever is later, this Rider provides for Automatic Step-Ups or Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Any Step-Up may include an increase in the annual charge percentage (up to a maximum of 0.75%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Step-Up, Owner-Elected Step-Up, and Step-Up Date are described in OTHER OPTIONAL RIDERS – Income Access Rider.

You will find more information about the Income Access Rider starting on page 73.

Guaranteed Protection Advantage 3 (GPA 3) Rider

This optional Rider allows for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”). The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 3rd anniversary of the Rider Effective Date and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the annual charge percentage (up to a maximum of 1.00%) associated with the Rider.

You will find more information about the GPA 3 Rider starting on page 77.

Guaranteed Protection Advantage 5 (GPA 5) Rider

This optional Rider allows for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”). The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the annual charge percentage (up to a maximum of 0.75%) associated with the Rider.

You will find more information about the GPA 5 Rider starting on page 78.

Guaranteed Protection Advantage (GPA) Rider

This optional Rider is only available if the original Effective Date of the Rider is before April 1, 2003. The optional Rider provides for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”). The Term begins on the Effective Date of the Rider.

You will find more information about the GPA Rider starting on page 80.

Guaranteed Income Advantage Plus (GIA Plus) Rider

The optional Rider offers a guaranteed income annuity option, a minimum fixed income payout, the ability to lock in market gains, and withdraw money each year.

The GIA Plus Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.

You will find more information about the GIA Plus Rider starting on page 81.

Fees and Expenses

This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)[1]

“Age” of Payment in Years:	1	2	3	4	5	6	7 or more
Withdrawal Charge Percentage:	7%	7%	6%	5%	3%	1%	0%

• Loan administrative fee (currently waived)[2]	$500.00

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Annual Fee[3]	$40.00

Separate Account A Annual Expenses (as a percentage of the average daily Account Value4) (See TERMS USED IN THIS PROSPECTUS on page 109):

	Without	With Stepped-Up
	Rider	Death Benefit Rider

• Mortality and Expense Risk Charge[5]	1.25%	1.25%
• Administrative Fee[5]	0.15%	0.15%
• Death Benefit Rider Charge[5,6]	none	0.20%

• Total Separate Account A Annual Expenses	1.40%	1.60%

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans on page 96):

• Loan Interest Rate (net)[7]		2.00%

Optional Rider8 Annual Expenses (calculated as a percentage of Contract Value4 unless otherwise noted in the footnotes below.) (See TERMS USED IN THIS PROSPECTUS on page 109):

	Current Charge	Maximum Charge
	Percentage	Percentage

• Enhanced Death Benefit Charge if you buy the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)
If the age of the youngest annuitant on your Contract is 65 or younger[9]	0.10%	0.10%
If the age of the youngest annuitant on your Contract is 66 to 75[9]	0.30%	0.30%
• Earnings Enhancement Guarantee (EEG) Rider Charge[10]	0.25%	0.25%
• Flexible Lifetime Income Plus Rider Charge (Single)[11]	1.25%	1.50%
• Flexible Lifetime Income Plus Rider Charge (Joint)[11]	1.40%	1.75%
• Foundation 10 Rider Charge[12]	1.35%	1.50%
• Automatic Income Builder Rider Charge[13]	0.95%	1.50%
• Flexible Lifetime Income Rider Charge (Single)[14]	0.65%	1.20%
• Flexible Lifetime Income Rider Charge (Joint)[14]	0.85%	1.20%
• Lifetime Income Access Plus Rider Charge[15]	0.60%	1.20%
• Income Access Plus Rider Charge[15]	0.40%	1.20%
• Income Access Rider Charge[16]	0.65%	0.75%
• Guaranteed Protection Advantage 3 (GPA 3) Rider Charge[17]	0.75%	1.00%
• Guaranteed Protection Advantage 5 (GPA 5) Rider Charge[18]	0.55%	0.75%

AN OVERVIEW OF PACIFIC PORTFOLIOS

	Current Charge	Maximum Charge
	Percentage	Percentage

• Guaranteed Protection Advantage (GPA) Rider Charge[19]	0.10%	0.10%
• Guaranteed Income Advantage Plus (GIA Plus) Rider Charge[20]	0.75%	0.75%
• Guaranteed Income Advantage 5 (GIA 5) Rider Charge[21]	0.40%	0.75%
• Guaranteed Income Advantage (GIA) Rider Charge[22]	0.30%	0.30%

[1]	The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

[2]	The loan administrative fee is currently waived. In the future, we may charge an administrative fee up to $500. See LOANS.

[3]	We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

[4]	The Account Value represents the value of your Variable Investment Options and any fixed Investment Options on any Business Day. The Contract Value represents the value of your Variable Investment Options, any fixed Investment Options plus any Loan Account Value on any Business Day.

[5]	This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

[6]	If you buy the Stepped-Up Death Benefit Rider we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. The Stepped-Up Death Benefit Rider is only available on Contracts issued on or after February 1, 2005, subject to state availability.

[7]	If we process a loan on your Contract, we will charge you a gross interest rate of 5.00% on your outstanding principal amount. We will credit you the amount of 3.00% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 2.00% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

[8]	Only one Flexible Lifetime Income Plus (Single), Flexible Lifetime Income Plus (Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Flexible Lifetime Income (Joint), Lifetime Income Access Plus, Income Access Plus, or Income Access Rider may be owned or in effect at the same time. Only one GIA Plus, GIA 5, or GIA Rider may be owned or in effect at the same time. Only one GPA 3, GPA 5, or GPA Rider may be owned or in effect at the same time.

[9]	If you purchased the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR), we deduct this charge on each Contract Anniversary Date that the Rider is in effect. The EGMDBR is not available on Contracts issued on or after May 1, 2003.

[10]	If you buy the EEG Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

[11]	If you buy the Flexible Lifetime Income Plus Rider (Single or Joint), the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The Protected Payment Base is the amount used to determine the allowable annual withdrawal amount under the Rider. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – Flexible Lifetime Income Plus Rider (Single or Joint). We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. Under the Single version, we will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Under the Joint version, we will waive the annual charge if the Rider terminates as a result of the death of the surviving Designated Life, upon full annuitization of the Contract or after the Contract Value is zero. The annual charge is only waived for the current Contract Year, even if death occurs in a prior Contract Year.

[12]	If you purchased the Foundation 10 Rider, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The Protected Payment Base is the amount used to determine the allowable annual withdrawal amount under the Rider. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see the OTHER OPTIONAL RIDERS – Foundation 10 Rider subsection in the SAI and/or in the Rider attached to your Contract. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. The Foundation 10 Rider is no longer available for purchase. If you purchased the Rider, you will find more information about the Rider in the SAI or in the Rider attached to your Contract.

[13]	If you buy the Automatic Income Builder Rider, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The Protected Payment Base is the amount used to determine the allowable annual withdrawal amount under the Rider. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – Automatic Income Builder Rider. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. The annual charge is only waived for the current Contract Year, even if death occurs in a prior Contract Year.

[14]	If you buy the Flexible Lifetime Income Rider (Single or Joint), the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The Protected Payment Base is the amount used to determine the allowable annual withdrawal amount under the Rider. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – Flexible Lifetime Income Rider (Single or Joint). We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. Under the Single version, we will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Under the Joint version, we will waive the annual charge if the Rider terminates as a result of the death of the surviving Designated Life or upon full annuitization of the Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[15]	If you purchased the Lifetime Income Access Plus Rider or the Income Access Plus Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. The Lifetime Income Access Plus and Income Access Plus Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in the SAI or in the Rider attached to your Contract.

[16]	If you buy the Income Access Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Step-Up or Owner-Elected Step-Up occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[17]	If you buy the GPA 3 Rider, the annual charge is equal to the current charge percentage multiplied by the Guaranteed Protection Amount. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. For a complete description of the Guaranteed Protection Amount, see OTHER OPTIONAL RIDERS – Guaranteed Protection Advantage 3 (GPA 3) Rider. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[18]	If you buy the GPA 5 Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[19]	If you purchased the GPA Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[20]	If you buy the GIA Plus Rider, we charge the fee based on the greater of the Contract Value or the Guaranteed Income Base. The initial Guaranteed Income Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. The Guaranteed Income Base is the amount invested to date grown at 5% annually (until age 80) that may be used for fixed annuity payments starting on the Annuity Date. For a complete explanation of the Guaranteed Income Base, see OTHER OPTIONAL RIDERS – Guaranteed Income Advantage Plus (GIA Plus). We deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[21]	If you purchased the GIA 5 Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if a Step-Up occurs, but will never be more than the maximum charge percentage. The GIA 5 Rider is no longer available for purchase. If you purchased the Rider, you will find more information about the Rider in the SAI or in the Rider attached to your Contract. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[22]	If you purchased the GIA Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary, Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, and when the Rider is terminated. The GIA Rider is no longer available for purchase. If you purchased the Rider, you will find more information about the Rider in the SAI or in the Rider attached to your Contract. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

AN OVERVIEW OF PACIFIC PORTFOLIOS

Total Annual Fund Operating Expenses

You will find more about the underlying Funds starting on page 14, and in each underlying Fund Prospectus which accompanies this Prospectus.

This table shows the minimum and maximum total annual operating expenses paid by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2008, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	2.37%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	1.64%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect at least through April 30, 2010. There can be no assurance that expense waivers or reimbursements will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses of that Fund.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2008. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are the SDBR, EEG, Flexible Lifetime Income Plus (Joint), GPA 3 and GIA 5 Riders. The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2008. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,447	$2,997	$4,369	$8,183
Minimum*	$830	$1,159	$1,334	$2,304

•	If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,447	$2,457	$4,099	$8,183
Minimum*	$830	$619	$1,064	$2,304

•	If you did not surrender or annuitize, but left the money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$817	$2,457	$4,099	$8,183
Minimum*	$200	$619	$1,064	$2,304

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS section in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options, the DCA Plus Fixed Option, the three Guarantee Terms under the Guaranteed Interest Options (GIOs), and for Contracts issued before July 1, 2003, the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of a Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation.	Equity securities of relatively large non-U.S. companies believed to be undervalued.	AllianceBernstein L.P.

Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC & J.P. Morgan Investment Management, Inc.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Mid-Cap Value	Long-term growth of capital.	Equity securities of mid-capitalization companies.	BlackRock Capital Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Asset Allocation	High total returns (including income and capital gains) consistent with preservation of capital over the long-term.	A master fund that invests in equity and fixed income securities of both U.S. and non-U.S. companies and in money market instruments.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector that the manager believes may benefit from technological improvements, advancements or developments.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Health Sciences	Long-term growth of capital.	Equity and equity-related securities of companies in the health sciences sector. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC

Mid-Cap Equity	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of companies of different capitalization ranges with a focus on large capitalization U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth	Current income and moderate growth of capital.	Targets an equity/debt blend of 40/60 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth	Long-term growth of capital and low to moderate income.	Targets an equity/debt blend of 60/40 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth	Moderately high, long-term growth of capital with low, current income.	Targets an equity/debt blend of 80/20 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	UBS Global Asset Management (Americas) Inc.

Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and REOCs.	Van Kampen

Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	Western Asset Management Company

AIM VARIABLE INSURANCE FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

AIM V.I. PowerShares ETF Allocation Fund Series II	Provide total return consistent with a moderate level of risk relative to the broad stock market.	Principally invests in exchange traded funds (ETFs) with the expectation to invest, normally, at least 80% of its assets in portfolios of underlying PowerShares ETFs. The fund’s target allocation is to invest approximately 40% to 70% in underlying funds that invest primarily in equity securities and 30% to 60% in underlying funds that invest primarily in fixed income securities.	Invesco Aim Advisors, Inc.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B	Maximize total return.	Invests in equity and debt securities. Targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility.	AllianceBernstein L.P.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities.	BlackRock Advisors, LLC

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Franklin Templeton VIP Founding Funds Allocation Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Normally invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. The underlying funds invest in both U.S. and foreign equity securities and debt securities.	Franklin Templeton Services, LLC serves as the Fund’s administrator.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

GE Investments Total Return Fund Class 4	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	Invests primarily in a combination of U.S. and non-U.S. equity securities and investment-grade debt securities.	GE Asset Management Incorporated

VAN KAMPEN LIFE INVESTMENT TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Van Kampen LIT Global Tactical Asset Allocation Portfolio Class II	Seek capital appreciation over time.	Invests primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.	Van Kampen Asset Management

The Investment Advisers

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Money Market and High Yield Bond portfolios under that name.

Invesco Aim Advisors, Inc. is the investment adviser for the AIM Variable Insurance Funds and has retained other affiliated sub-advisers to manage the portfolio. It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund’s investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.

AllianceBernstein L.P. is the investment adviser for the AllianceBernstein Variable Products Series Fund, Inc.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for its portfolios.

Franklin Templeton Services, LLC is the fund administrator for the Franklin Templeton VIP Founding Funds Allocation Fund of the Franklin Templeton Variable Insurance Products Trust.

GE Asset Management Incorporated is the investment adviser for the GE Investments Funds, Inc.

Van Kampen Asset Management is the investment adviser for the Van Kampen Life Investment Trust.

Your Fixed Options

The fixed options offer you a guaranteed minimum interest rate on amounts that you allocate to these options. Amounts you allocate to these options, and your earnings credited are held in our General Account.

Subject to state availability, the Guaranteed Interest Options (GIOs) are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the Market Value Adjustment (MVA). Collectively, these options are referred to as “fixed options” in this Prospectus. Not all fixed options may be available, contact your registered representative about the availability of these options. For more detailed information about these options, see THE GENERAL ACCOUNT.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your registered representative to fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your registered representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Investment for more than 5 Business Days without your permission. In any case, we will not hold your initial Investment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. You must submit all contracts to be exchanged when you submit your application. Call your registered representative, or call us at 1-800-722-4448. Registered Representatives may call us at 1-800-722-2333.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint and Contingent Owners/Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we are not notified of the death and we issue the Contract, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we received in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes, and minus the Contract Value attributable to any additional amount as described in CHARGES, FEES AND DEDUCTIONS – Waivers and Reduced Charges. Any refund may subject the refunded assets to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Investment

Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. Currently, we are not enforcing the minimum initial Investment on Qualified Contracts but we reserve the right to enforce the minimum initial Investment on Qualified Contracts in the future. For Non-Qualified Contracts, if the entire minimum initial Investment is not included when you submit your application, you must submit a portion of the required Contract minimum and/or establish a pre-authorized checking plan (PAC). A PAC allows you to pay the remainder of the required initial Investment in equal installments over the first year. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Investment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. Currently, we are not enforcing the minimum additional Investment amounts but we reserve the right to enforce the minimum additional Investment amounts in the future. Contracts issued in certain states may limit additional Investments.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party payments when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	starter checks,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party payments if there is not a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among any of the available Investment Options. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). We reserve the right to require that your allocation to any particular Investment

Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered.

Portfolio Optimization

The Service. Portfolio Optimization is an asset allocation service that is offered at no additional charge for use within this variable annuity. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your variable annuity, Portfolio Optimization can help with decisions about how you should allocate your Contract Value among available Investment Options. The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the Portfolio Optimization service, several asset allocation models have been developed (“Portfolio Optimization Models” or “Models”), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the Portfolio Optimization service and select one of the Portfolio Optimization Models, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the Model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to the current allocations of your Portfolio Optimization Model, since changes in the net asset values of the underlying Portfolios within each Model will alter your asset allocation over time. If you also allocate part of your Purchase Payment or Contract Value to Investment Options that are not currently included in your Model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to Portfolio Optimization and elect periodic rebalancing, only the Investment Options within your Model will be rebalanced.

If you subscribe to Portfolio Optimization, Pacific Life Fund Advisors LLC (Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the Portfolio Optimization Models and periodic updates of the Models.

On a periodic basis (typically annually), the Portfolio Optimization Models are evaluated and the Models are updated, as discussed below. If you subscribe to Portfolio Optimization, your Contract Value or subsequent Purchase Payments, as applicable, will automatically be reallocated in accordance with the Model you select, as it is updated from time to time, based on discretionary authority that you grant to the Adviser, unless you instruct otherwise. For more information on the role of the investment adviser for the Portfolio Optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Contract Owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the Portfolio Optimization Models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The Portfolio Optimization Models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying Portfolios of Pacific Select Fund). Development of the Portfolio Optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying Portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying Portfolios and combining Investment Options to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a Model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic Updates of the Portfolio Optimization Model and Notices of Updates. Each of the Portfolio Optimization Models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each Model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of the periodic analysis, each Model may change and Investment Options may be added to a Model (including Investment Options not currently available), or Investment Options may be deleted from a Model.

When your Portfolio Optimization Model is updated, your Contract Value (and Subsequent Purchase Payments, if applicable) will automatically be reallocated in accordance with any changes to the Model you have selected. This means the allocation of your Contract Value, and potentially the Investment Options in which you are invested, will automatically change and your Contract Value (and Subsequent Purchase Payments, if applicable) will automatically be reallocated among the Investment Options in your updated Model

(independently of any automatic rebalancing you may have selected). The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with the updated version of the Portfolio Optimization Model you have selected, if you wish to participate in Portfolio Optimization.

When the Adviser updates the Portfolio Optimizations Models, a written notice of the updated Models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the Model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected Model, you will not need to take any action, as your Contract Value (or Subsequent Purchase Payments, if applicable) will automatically be reallocated in accordance with the updated Model. If you do not wish to accept the changes to your selected Model, you can change to a different Model or withdraw from the Portfolio Optimization service. Some of the optional riders available under your Contract have investment allocation requirements. If you purchased any of these riders, such riders may terminate if you do not allocate your Contract Value consistent with the investment allocation requirements. See OTHER OPTIONAL RIDERS — General Information — Investment Allocation Requirements.

Selecting a Portfolio Optimization Model. If you choose to subscribe to the Portfolio Optimization service, you need to determine which Portfolio Optimization Model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which Model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change Models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the Portfolio Optimization service or to change to a different Model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a Model or to change to a different Model, and the Adviser and its affiliates bear no responsibility for this decision. You may change to a different Model at any time, subject to transfer and market timing restrictions, with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us.

Periodic Reports. Participants in the Portfolio Optimization service will periodically be sent performance information regarding the Investment Options within a selected Model. This information may also be accessed online. Information concerning the current Models is described below.

Risks. Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Contract Value could be better or worse by participating in a Portfolio Optimization Model than if you had not participated. A Model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying Portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A Portfolio Optimization Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.

Periodic updating of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the pertinent Portfolios and the Models.

The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to Portfolio Optimization. For example, one Portfolio may provide a higher advisory fee to the Adviser than another Portfolio, and provide the Adviser with incentive to use the Portfolio with the higher fee as part of a Portfolio Optimization Model. In addition, the Adviser may believe that certain Portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors the Portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a Portfolio, all of which could impact a Model. All Pacific Select Fund Portfolios available as Investment Options, except those expected to be liquidated or merged or that are asset allocation oriented by structure (i.e. the American Funds Asset Allocation Portfolio and the Pacific Dynamix Portfolios), are analyzed by the independent third party analytical firm. The third party analytical firm determines the number of Portfolios in a Model, the percent that any Portfolio represents in a Model, and which Portfolios may be selected. The Adviser will work with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the Models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.

The Adviser and its affiliates are under no contractual obligation to continue this service and have the right to terminate or change the Portfolio Optimization service at any time.

The Models. Information concerning the Portfolio Optimization Models is described below. These Models are available effective May 1, 2009. You should review this information carefully with your registered representative before selecting or changing a Model.

Model A	Model B	Model C	Model D	Model E
Conservative	Moderate-Conservative	Moderate	Moderate-Aggressive	Aggressive

Investor Profile
You are looking for a relatively stable investment and do not tolerate short-term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Time Horizon◄———►Longer Investment Time Horizon

Investor Objective
Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics
There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.
		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk◄———►Higher Risk

Asset Class Target Exposure as of May 1, 2009

	Model A	Model B	Model C	Model D	Model E

Cash Equivalents	7%	5%	2%	—	—

Fixed Income	73	55	38	20%	5%

Domestic Equity	15	30	44	58	67

International Equity	5	10	16	22	28

Portfolio Optimization Model Target Allocations as of May 1, 2009
	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	1%	2%	2%

International Value	2%	3%	4	5	7

Long/Short Large-Cap	2	3	4	4	4

International Small-Cap	—	1	2	3	3

Equity Index	3	6	8	8	8

Small-Cap Index	—	—	—	—	2

Mid-Cap Value	—	2	3	3	3

Diversified Research	—	—	—	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	1	2	2	3

Large-Cap Value	5	6	8	8	8

Short Duration Bond	11	8	3	2	—

Floating Rate Loan	8	6	3	—	—

Growth LT	—	2	3	3	4

Mid-Cap Equity	3	2	3	5	6

International Large-Cap	3	4	4	7	9

Small-Cap Value	—	1	1	2	2

Main Street® Core	—	2	3	3	3

Emerging Markets	—	—	3	4	5

Managed Bond	21	16	11	5	3

Inflation Managed	18	14	11	8	—

High Yield Bond	5	4	3	—	—

Large-Cap Growth	1	3	3	3	4

Mid-Cap Growth	—	2	2	3	4

Comstock	2	3	5	6	6

Real Estate	—	—	—	2	3

Small-Cap Equity	—	—	1	3	4

Diversified Bond	16	11	6	2	—

	Less Volatile◄———►More Volatile

Custom Model

The Custom Model program allows you, with the help of your financial professional, to create your own asset allocation model that will comply with the Investment Allocation Requirements for certain optional living benefit Riders. (See OTHER OPTIONAL RIDERS – General Information – Investment Allocation Requirements.) You will create your own model using the parameters listed below.

Parameters. To create your model, you may select Investment Options from the 4 Categories (Categories A, B, C and D) listed below. You must allocate at least 25% into each of Categories A, B, and C. You may not allocate more than 15% into any one Investment Option within Category A, B, or C. Category D is optional and you are not required to allocate any part of your Purchase Payment or Contract Value to this Category. If you choose to allocate your Purchase Payment or Contract Value to Category D, you are allowed to allocate up to 25% into any one Investment Option within Category D. Allocation percentages among the Categories must total 100%. The model you create will be automatically rebalanced on a quarterly basis.

Example: Assume a $100,000 Purchase Payment. Following the parameters and using the Investment Options listed from the Categories below, you may allocate your Purchase Payment as follows:

•	Category A – 15% to Diversified Bond, 10% to Managed Bond and 5% to Money Market,

•	Category B – 15% to Focused 30, 10% to Small-Cap Index, 10% to Mid-Cap Growth, 5% to Large-Cap Growth and 5% to Large-Cap Value, and

•	Category C – 10% to International Value, 10% to International Large-Cap and 5% to Emerging Markets.

The total allocated is 100%: Category A = 30%, Category B = 45% and Category C = 25%. If you want to include all 4 Categories when creating your model, you could adjust your allocation percentages in Categories A, B and C and allocate up to 25% to any combination of the Investment Options in Category D. Keep in mind that you may select any Investment Option within a Category and the allocation percentages among the Categories must total 100%.

Category A – Fixed Income Investment Options
Short Duration Bond	Money Market	Managed Bond	Floating Rate Loan
High Yield Bond	Inflation Managed	Diversified Bond

Category B – Domestic Equity Investment Options
Small-Cap Growth Diversified Research	Long/Short Large-Cap Equity	Equity Index American Funds Growth-Income	Small-Cap Index American Funds Growth
Large-Cap Value Large-Cap Growth Comstock	Growth LT Small-Cap Value Mid-Cap Growth	Focused 30 Multi-Strategy Small-Cap Equity	Mid-Cap Equity Main Street Core Mid-Cap Value

Category C – International Equity and Sector Investment Options
International Value	International Small-Cap	Technology	Health Sciences
International Large-Cap	Emerging Markets	Real Estate

Category D – Asset Allocation Investment Options
AIM V.I. PowerShares ETF Allocation Fund	AllianceBernstein VPS Balanced Wealth Strategy Portfolio	American Funds Asset Allocation	BlackRock Global Allocation V.I. Fund

Franklin Templeton VIP Founding Funds Allocation Fund	GE Investments Total Return Fund	Pacific Dynamix – Conservative Growth	Pacific Dynamix – Moderate Growth

Pacific Dynamix – Growth	Van Kampen LIT Global Tactical Asset Allocation Portfolio

You may make transfers between Investment Options within a particular Group or from one Group to another Group as long as you follow the Custom Model parameters. Transfers made will be subject to any transfer and market timing restrictions (see HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions). Subsequent Purchase Payments will be allocated according to your current model allocation instructions. Any withdrawals must be made on a pro rata basis from each of the Investment Options you selected for your model.

You may terminate your participation in the Custom Model program at any time. However, if you own an optional living benefit rider and do not allocate your entire Contract Value to another asset allocation model or Investment Options we make available for the Riders, your Rider will terminate. If you allocate any subsequent Purchase Payment or Contract Value inconsistent with the Custom Model parameters, make transfers between Investment Options outside the Custom Model parameters, or do not make a withdrawal on a pro rata basis, you will no longer be participating in the Custom Model program and your Rider will terminate. Work with your financial professional and consider your options before making any Investment Option transfers. Any changes in the allocation percentages due to market performance will not be a violation of the program, since the model you created will automatically be rebalanced on a quarterly basis.

We are under no contractual obligation to continue this program and have the right to terminate or change the Custom Model program at any time.

Investing in Variable Investment Options

Each time you allocate your Investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600/$15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original Investments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) – C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS).

When Your Investment is Effective

Your initial Investment is effective on the day we issue your Contract. Any additional Investment is effective on the day we receive it in proper form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Investment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to 25 for each calendar year. Only 2 transfers in any calendar month may involve any of the following Investment Options: AIM V.I. PowerShares ETF Allocation Fund, BlackRock Global Allocation V.I. Fund, GE Investments Total Return Fund, International Value, International Small-Cap, International Large-Cap, Emerging Markets, or Van Kampen LIT Global Tactical Asset Allocation. In addition, only 2 transfers into or out of the American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program, approved corporate owned life insurance policy rebalancing programs or an approved asset allocation service are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your registered representative via telephone. If you (or your registered representative) request a transfer via telephone that exceeds the above limitations, we will notify you (or your registered representative) immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them in proper form, unless you request a date in the future or a systematic transfer program.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a registered representative or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a registered representative acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 4 systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. However, they are subject to the same requirements and restrictions as non-systematic transfers. You can have only one DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time. Only portfolio rebalancing is available after you annuitize.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option, except GIOs, with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Transfers from the Fixed Option (if available) under the dollar cost averaging program are subject to a minimum duration of 12 months. Detailed information appears in the SAI.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for the monthly transfer is $250. Currently, we are not enforcing the initial minimum amount and/or the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than an annual rate of 3% (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Asset Allocation Models or allowable Investment Options to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option (if available) to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

•	the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

•	amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least 5 years that is offered under the Contract, unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

•	death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non-Natural Owner section for certain Non-Natural Owners,

•	withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

•	withdrawals after the first Contract Anniversary, if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence satisfactory to us.

If you annuitize your Contract by electing the GIA Plus Annuity Option, the waiver of withdrawal charges described above will not apply.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge as a
percentage of the
“Age” of Payment	Purchase Payment
in Years	withdrawn
1	7%
2	7%
3	6%
4	5%
5	3%
6	1%
7 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any market value adjustment is made or any deduction for other charges due or taxes are made. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charge and taxes will be calculated on the grossed up amount. See THE GENERAL ACCOUNT.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. Earnings ($2,000) and 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract year. The amount of the withdrawal charge applied would be $318 ($9,000–$2,000–$1,700=$5,300; $5,300*6%=$318).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the amount of the withdrawal charge. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with distribution of the Contracts.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 1.25% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select fixed annuity payments. The base Risk Charge will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider (SDBR). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Optional Rider Charges

If you purchase an optional Rider listed below, we will deduct the annual charge for the Rider from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, when the Rider is terminated, and for some Riders on the Annuity Date. The annual charge for the GIA 5 and GIA Riders will be charged on the Annuity Date if the Rider is still in effect.

The Rider charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year. The charge is the annual charge percentage, indicated in the table below, multiplied by the Contract Value, except for the Flexible Lifetime Income Plus (Single or Joint), Foundation 10, Automatic Income Builder and Flexible Lifetime Income (Single or Joint) Riders, which is the annual charge percentage multiplied by the Protected Payment Base, the GPA 3 Rider, which is the annual charge percentage multiplied by the Guaranteed Protection Amount and the GIA Plus Rider, which is the annual charge percentage multiplied by the greater of the Guaranteed Income Base or the Contract Value.

If you terminate a Rider on a Contract Anniversary, the full charge will be deducted from the Contract Value. If the Rider terminates on a day other than a Contract Anniversary, a prorated charge will be deducted and will be based on the Contract Value, except for the Flexible Lifetime Income Plus (Single or Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single or Joint), GPA 3 and GIA Plus Riders as noted above, on the day the Rider terminates. The charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider charge may change if a Step-Up/Reset occurs under the provisions of a Rider, but will never be more than the charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge percentage, indicated in the table below, for the applicable Rider. If a Step-Up/Reset does not occur, your annual charge percentage will remain the same as it was on the Effective Date of the Rider.

Annual Charge Percentage Table

		Maximum Charge
		Percentage if
	Current Charge	Step-Up/Reset
Optional Rider	Percentage	occurs
Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)
If the youngest Annuitant was age 65 or younger on the Contract Date	0.10%	0.10%
If the youngest Annuitant was age 66 through 75 on the Contract Date	0.30%	0.30%
Earnings Enhancement Guarantee (EEG)	0.25%	0.25%
Flexible Lifetime Income Plus (Single)[1]	1.25%	1.50%
Flexible Lifetime Income Plus (Joint)[2]	1.40%	1.75%
Foundation 10[3]	1.35%	1.50%
Automatic Income Builder[4]	0.95%	1.50%
Flexible Lifetime Income (Single)	0.65%	1.20%
Flexible Lifetime Income (Joint)	0.85%	1.20%
Lifetime Income Access Plus[5]	0.60%	1.20%
Income Access Plus	0.40%	1.20%
Income Access[6]	0.65%	0.75%
Guaranteed Protection Advantage 3 (GPA 3)[7]	0.75%	1.00%
Guaranteed Protection Advantage 5 (GPA 5)[8]	0.55%	0.75%
Guaranteed Protection Advantage (GPA)	0.10%	0.10%
Guaranteed Income Advantage Plus (GIA Plus)[9]	0.75%	0.75%
Guaranteed Income Advantage 5 (GIA 5)	0.40%	0.75%
Guaranteed Income Advantage (GIA)	0.30%	0.30%

[1]	If you purchased the Flexible Lifetime Income Plus (Single) Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased the Flexible Lifetime Income Plus (Single) Rider and the Effective Date of the Rider is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 0.95% unless a Reset occurs.

[2]	If you purchased the Flexible Lifetime Income Plus (Joint) Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 1.00% unless a Reset occurs. If you purchased the Flexible Lifetime Income Plus (Joint) Rider and the Effective Date of the Rider is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 1.10% unless a Reset occurs.

[3]	If you purchased the Foundation 10 Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs.

[4]	If you purchased the Automatic Income Builder Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs.

[5]	If you purchased the Lifetime Income Access Plus Rider and the Effective Date of the Rider is before July 1, 2006, the charge percentage is equal to 0.40% unless a Reset occurs.

[6]	If you purchased the Income Access Rider and the Effective Date of the Rider is before March 1, 2004, the charge percentage is equal to 0.30% unless a Step-Up occurs. If you purchased the Income Access Rider and the Effective Date of the Rider is on or after March 1, 2004 and before May 1, 2009, the charge percentage is equal to 0.40% unless a Step-Up occurs.

[7]	If you purchased the GPA 3 Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 0.45% unless a Step-Up occurs. If you purchased the GPA 3 Rider and the Effective Date of the Rider is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 0.55% unless a Step-Up occurs.

[8]	If you purchased the GPA 5 Rider and the Effective Date of the Rider is before March 1, 2004, the charge percentage is equal to 0.10% unless a Step-Up occurs. If you purchased the GPA 5 Rider and the Effective Date of the Rider is on or after March 1, 2004 and before May 1, 2008, the charge percentage is equal to 0.25% unless a Step-Up occurs. If you purchased the GPA 5 Rider and the Effective Date of the Rider is on or after May 1, 2008 and before January 1, 2009, the charge percentage is equal to 0.40% unless a Step-Up occurs.

[9]	If you purchased the GIA Plus Rider and the Effective Date of the Rider is before May 1, 2009, the charge percentage is equal to 0.50%.

See Mortality and Expense Risk Charge for the Stepped-Up Death Benefit Rider charge information.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments (“premium tax”) at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Investments, we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

For Contracts issued before May 1, 2007, we may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons. If such Contracts are purchased directly through Pacific Select Distributors, Inc. (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable annuity, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Contract through PSD, must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts.

The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Investments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, in most states you may not receive any amount credited if you return your Contract during the Free Look period as described under WITHDRAWALS – Right to Cancel (“Free Look”).

Fund Expenses

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Funds, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

ANNUITIZATION

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. Whether you have a sole or Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes and/or other taxes, (the “Conversion

Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any applicable MVA, Annual Fee, and any optional Rider charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Currently, we only allow this option on Qualified Contracts but we reserve the right to make it available on other contract types in the future. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See FEDERAL TAX ISSUES.

If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. However some states’ laws may require a different Annuity Date. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, and charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows:

•	the net amount from a fixed option will be converted into fixed annuity payments and

•	the net amount from your Variable Account Value will be converted into variable annuity payments directed to the Subaccounts proportionate to your Account Value in each.

If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the 1983a Annuity Mortality Table with the ages set back 10 years, variable annuity payments that vary with the Investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. For other Annuity Options see OTHER OPTIONAL RIDERS.

1.	Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only).

3.	Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only).

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge).

For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 ($5,000 – $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force.

Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death Benefit Amounts

Death Benefit Amount – The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge and MVAs, to the Contract Value immediately prior to each withdrawal.

We calculate the Death Benefit Amount as of the Notice Date and the death benefit will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX H: DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS.

For Contracts issued before February 1, 2005, the death benefit amount will be the greater of the Death Benefit Amount or the Guaranteed Minimum Death Benefit Amount, if applicable.

Guaranteed Minimum Death Benefit Amount – The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a “Milestone Date”). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant’s 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant’s 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before each withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Any death benefit paid will be paid in accordance with the Death Benefit Proceeds section above.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000–$85,000=$15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

Death of Annuitant

If a sole surviving Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

For Contracts issued before February 1, 2005, if a sole surviving Annuitant dies before the Annuity Date, the amount of the death benefit will be the greater of:

•	the Death Benefit Amount as of the Notice Date, or, if applicable,

•	the Guaranteed Minimum Death Benefit Amount as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section.

Regardless of when your Contract was issued, if there is more than one Annuitant and an Annuitant who is not an Owner dies, no death benefit proceeds will be payable. The designated sole Annuitant will then be the first living person in the following order:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

Death of Owner

The amount of the death benefit will be the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section if:

•	a Contract Owner who is an Annuitant dies before the Annuity Date, or

•	a Contract Owner, who is not an Annuitant, and the Annuitant die simultaneously.

For Contracts issued before February 1, 2005, if:

•	a Contract Owner who is an Annuitant dies before the Annuity Date, or

•	a Contract Owner, who is not an Annuitant, and the Annuitant die simultaneously,

then the amount of the death benefit will be the greater of

•	the Death Benefit Amount as of the Notice Date, or, if applicable,

•	the Guaranteed Minimum Death Benefit Amount as of the Notice Date,

and will be paid in accordance with the Death Benefit Proceeds section.

Regardless of when your Contract was issued, if a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any annual fee, withdrawal charge, Market Value Adjustment and less any charge for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of the death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

If the Owner is a Non-Natural Owner, the rules set forth in these Non-Qualified Contract Distribution Rules apply in the event of the death or change of the Primary Annuitant.

Qualified Contract Distribution Rules

Under Internal Revenue Service regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b) or Sections 408, or 408A of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the sole primary Beneficiary is a surviving spouse. If the surviving spouse elects not to do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy. If the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the deceased Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by December 31 of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

Optional Stepped-Up Death Benefit Rider (SDBR)

Purchasing the Rider

The SDBR is only available on Contracts issued on or after February 1, 2005. You may purchase the SDBR at the time your application is completed. You may not purchase the SDBR after the Contract Date. The SDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

How the Rider Works

If you purchase the SDBR at the time your application is completed, upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by any MVAs and further reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount immediately prior to the withdrawal, by the ratio of the amount of the withdrawal, including any withdrawal charge and Market Value Adjustments, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX H: DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS.

Termination

The SDBR will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The SDBR may not otherwise be cancelled.

Optional Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)

Purchasing the Rider

The EGMDBR is not available for Contracts issued on or after May 1, 2003. All references to the EGMDBR in this section, the Prospectus, and Statement of Additional Information do not apply to such Contracts.

How the Rider Works

If you purchased the EGMDBR, the Death Benefit Amounts are replaced with the following.

For Contracts issued before February 2, 2003, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments less an adjusted amount for each withdrawal including any applicable charges and/or MVAs, increased at an effective annual rate of 6% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments less any withdrawals including any applicable charges and/or MVAs.

For Contracts issued on or after February 2, 2003 and before May 1, 2003, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments less an adjusted amount for each withdrawal, including any applicable charges and/or MVAs, increased at an effective annual rate of 5% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments and withdrawals including any applicable charges and/or MVAs.

To calculate the effective annual rate of growth, we take into account the timing of when each Purchase Payment and withdrawal occurred. We do this by multiplying each day’s balance by a daily factor of:

•	1.000159654 for Contracts issued before February 2, 2003, or

•	1.000133681 for Contracts issued on or after February 2, 2003.

We stop accruing each effective annual rate of growth as of the earlier of:

•	the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday,

•	the date of death of the sole Annuitant, or

•	the Annuity Date.

To determine the adjusted amount for each withdrawal we:

•	divide the amount of each withdrawal by your Contract Value immediately before that withdrawal, and

•	then multiply the result by your Death Benefit Amount, immediately before that withdrawal.

The Guaranteed Minimum Death Benefit Amount under the Rider:

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant’s 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant’s 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a “Milestone Date.”

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since that Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before each withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge and MVA, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the Notice Date is your Guaranteed Minimum Death Benefit if the Rider is purchased. Calculations of the actual Guaranteed Minimum Death Benefit are made only once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

Termination

If you purchased the EGMDBR on your Contract Date, it will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

You may not otherwise cancel the EGMDBR. You could only purchase the EGMDBR if the age of each Annuitant was 75 or younger on the Contract Date.

Optional Earnings Enhancement Guarantee (EEG) Rider

Purchasing the Rider

You may purchase the EEG Rider on the Contract Date or on the first Contract Anniversary. If you buy the EEG Rider within 60 days after the Contract Date or within 60 days after the first Contract Anniversary, we will make the Effective Date of the EEG Rider coincide with that Contract Date or Contract Anniversary. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is called the GEE Amount in your Contract’s Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract.

How the Rider Works

If you purchase the EEG Rider, an Earnings Enhancement Guarantee amount (EEG Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or the first death of an Owner who is also an Annuitant.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG amount is equal to the lesser of:

•	40% of Earnings, or

•	40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	25% of Earnings, or

•	25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

(a)	If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

•	the Initial Purchase Payments, plus

•	any additional Purchase Payments added, minus

•	the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

(b)	If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

•	the Contract Value on the Effective Date, plus

•	any additional Purchase Payments added since the Effective Date of the Rider, minus

•	the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

See APPENDIX I: EARNINGS ENHANCEMENT GUARANTEE (EEG) RIDER SAMPLE CALCULATIONS.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The EEG Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitants are living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. Beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require a 30-day waiting period on partial withdrawals in the future. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. Partial withdrawals from any fixed option in any Contract Year may be subject to restrictions.

See THE GENERAL ACCOUNT.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your Earnings plus your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all remaining Purchase Payments at the beginning of a Contract Year that have an “age” of less than 7 years, plus 10% of any Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

See Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59 1/2. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. The GIOs are not available for pre-authorized withdrawals. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the SAI.

Special Requirements for Full Withdrawals

Instructions for a full withdrawal and surrender of your Contract in proper form includes, among other things, a return of the original Contract or a lost contract affidavit. For your convenience, our Withdrawal Request form includes a lost contract affidavit for your use in providing us with your full withdrawal and surrender instructions. If you wish to have a full or partial withdrawal check made payable to a third-party payee, you must provide complete instructions and an original signature is required on the Withdrawal Request form or your withdrawal request instructions. If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a Lost Contract Affidavit if no Withdrawal Request form is completed.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you have made. If you return your Contract and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and minus any additional amounts credited as described in CHARGES, FEES AND DEDUCTIONS – Waivers and Reduced Charges. You bear the investment risk on any additional amount credited.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business and in some states, the Free Look period may be extended and the amount returned may be different than as otherwise described above. Please consult with your registered representative if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

OTHER OPTIONAL RIDERS

General Information

Optional Riders are subject to availability (including state availability). Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with a qualified investment professional for advice on whether an optional Rider is appropriate for you. We reserve the right to restrict the purchase of an optional living benefit Rider to only Contract issue in the future.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider (except for GIA), you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

•	100% to one allowable Asset Allocation Model, OR

•	100% among allowable Investment Options.

You may also use the DCA Plus program to transfer amounts to an Asset Allocation Model or among the Investment Options listed below. Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models	Allowable Investment Options

Portfolio Optimization Model A	AIM V.I. PowerShares ETF Allocation Fund
Portfolio Optimization Model B	AllianceBernstein VPS Balanced Wealth Strategy Portfolio
Portfolio Optimization Model C	American Funds Asset Allocation
Portfolio Optimization Model D	BlackRock Global Allocation V.I. Fund
Portfolio Optimization Model E1	Franklin Templeton VIP Founding Funds Allocation Fund
Custom Model	GE Investments Total Return Fund
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth
Van Kampen LIT Global Tactical Asset Allocation Portfolio

[1]	Portfolio Optimization Model E will no longer be an allowable Asset Allocation Model for any optional living benefit rider with a Rider Effective Date on or after January 1, 2009.

You may transfer your entire Contract Value between an allowable Asset Allocation Model and allowable Investment Options, between allowable Asset Allocation Models or between allowable Investment Options. Keep in mind that you must allocate your entire Contract Value to either one allowable Asset Allocation Model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Portfolio Optimization.  You may transfer your entire Contract Value to a different Portfolio Optimization Model without affecting your Rider. However, if you change the allocation percentages within the Portfolio Optimization Model you have selected, you will no longer be participating in the Portfolio Optimization program and your Rider will terminate. See HOW YOUR INVESTMENTS ARE ALLOCATED – Portfolio Optimization for information about the program.

Allowable Asset Allocation Models – Custom Model.  You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See HOW YOUR INVESTMENTS ARE ALLOCATED – Custom Model for information about the program.

Allowable Investment Options.  You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, or when we believe a change is necessary to protect our ability to provide the guarantees under these riders. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to the Investment Allocation Requirements. However, you will have 10 Business Days after the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider.

Multiple Rider Ownership

Only one Flexible Lifetime Income Plus (Single), Flexible Lifetime Income Plus (Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Flexible Lifetime Income (Joint), Lifetime Income Access Plus, Income Access Plus, or Income Access Rider may be owned or in effect at the same time. Only one GIA Plus, GIA 5, or GIA Rider may be owned or in effect at the same time. Only one GPA 3, GPA 5, or GPA Rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN

Income Access	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary.

Income Access Plus	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary.

Lifetime Income Access Plus	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary.

Flexible Lifetime Income (Single)	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary.

	Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income (Joint)	Income Access Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary.

	Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Foundation 10	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Single)	Income Access Flexible Lifetime Income Plus (Joint)	On any Contract Anniversary.

	Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Joint)	Income Access Flexible Lifetime Income Plus (Single)	On any Contract Anniversary.

	Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Automatic Income Builder	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages, annual credit percentages, and lifetime income age requirements that differ between the Riders listed above. Work with your investment professional prior to electing an exchange.

Accumulation Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following accumulation benefit Riders:

FROM	TO	WHEN

Guaranteed Protection Advantage (GPA) Guaranteed Protection Advantage 5 (GPA 5)	Guaranteed Protection Advantage 3 (GPA 3)	On any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The initial Guaranteed Protection Amount under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Guaranteed Protection Amount under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Guaranteed Protection Amount. In other words, your existing Guaranteed Protection Amount will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are Step-Up eligibility requirements that differ between the Riders listed above. Work with your investment professional prior to electing an exchange.

Income Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following income benefit Riders:

FROM	TO	WHEN

Guaranteed Income Advantage (GIA) Guaranteed Income Advantage 5 (GIA 5)	Guaranteed Income Advantage Plus (GIA Plus)	On any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Guaranteed Income Base, Withdrawal Base, and Step-Up Value under the new Rider will be equal to the Contract Value on that Contract Anniversary. Your election to exchange to GIA Plus may result in a reduction in the Guaranteed Income Base, Withdrawal Base, Withdrawal Amount and Step-Up Value. In other words, your existing balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year.

Optional Riders Not Available for Purchase

The Foundation 10, Lifetime Income Access Plus, Income Access Plus GIA 5 and GIA Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in the SAI or in the Rider attached to your Contract.

Flexible Lifetime Income Plus Rider (Single)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner is age 59 1/2 or older (or youngest Annuitant, in the case of a Non-Natural Owner) when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner is younger than age 59 1/2 (or youngest Annuitant, in the case of a Non-Natural Owner) when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

The withdrawal percentage is determined according to the table below based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner) at Rider Effective Date or the most recent Reset Date, whichever is later. The withdrawal percentages are as follows:

Age	Withdrawal Percentage

Before 59 1/2	5.0%
59 1/2 - 74	5.0%
75 and older	6.0%

If you purchase the Rider before you reach 75 years of age, a Reset is required to receive the higher withdrawal percentage once you are 75 years of age.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount.  If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B: FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 5% (7% if your Rider Effective Date is before January 1, 2009) of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date and after any annual credit is applied, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If an election to reset is made, whether by an Automatic Reset or an Owner-Elected Reset, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is 59 1/2 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Flexible Lifetime Income Plus Rider (Joint)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) you meet the following eligibility requirements:

•	the Contract is issued as a:

•	Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), or

•	Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs and Inherited TSAs,

•	you allocate your entire Contract Value according to the Investment Allocation Requirements,

•	both Designated Lives must be at least age 59 1/2 and not older than age 85 on the Rider Effective Date,

•	the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

•	any Annuitant must be a Designated Life.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

•	a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

•	Joint Owners, where the Owners are each other’s Spouses, or

•	if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirement will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, a Designated Life must:

•	be the Owner (or the Annuitant, in the case of a custodial owned IRA or TSA),

•	remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the

Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year. The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the youngest Designated Life’s age at the time of purchase) multiplied by the Protected Payment Base.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on each Contract Anniversary while this Rider is in effect and before the Annuity Date, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

The withdrawal percentage is determined according to the table below based on youngest Designated Life’s age at Rider Effective Date or the most recent Reset Date, whichever is later. The withdrawal percentages are as follows:

Age	Withdrawal Percentage

59 1/2 - 74	5.0%
75 and older	6.0%

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal, the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B: FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

•	the payments of the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income.

If the surviving Designated Life eligible for lifetime benefits dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the death of the surviving Designated Life eligible for lifetime benefits. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

•	if a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection, and

•	any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 5% (7% if your Rider Effective Date is before January 1, 2009) of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date and after any Annual Credit is applied, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place, whether by an Automatic Reset or an Owner-Elected Reset, the withdrawal percentage may change and will be determined based on the age of the Surviving Spouse. However, the withdrawal percentage will never be lower than the withdrawal percentage in effect at the time of death.

The Surviving Spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your investment professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day of death of all Designated Lives eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

•	if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day that the Contract is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate the day of death of:

•	all Designated Lives eligible for lifetime benefits, or

•	the first Designated Life who is a Contract Owner if both Designated Lives are Joint Owners and there is a change in marital status,

if, at the time of these events, the Contract Value is zero and we are making pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider will terminate when the Remaining Protected Balance is zero, see Depletion of Remaining Protected Balance subsection.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Automatic Income Builder Rider

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If you are older than 59 1/2 and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

On or prior to the date of the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) the withdrawal percentage is determined as follows based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner):

If your Rider Effective Date is on or after January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage

Before 59 1/2	4.0%
59 1/2 - 69	4.0%
70 - 84	5.0%
85 and older	6.0%

If your Rider Effective Date is before January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage

Before 59 1/2	5.0%
59 1/2 - 69	5.0%
70 - 84	6.0%
85 and older	7.0%

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken on or after age 59 1/2, the withdrawal percentage will automatically increase according to the table above based on age as of the most recent Contract Anniversary.

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken prior to age 59 1/2, the withdrawal percentage will be 4.0% (5.0% if your Rider Effective Date is before January 1, 2009) until the Remaining Protected Balance is depleted and will remain unchanged unless a Reset occurs. Once a Reset occurs, the withdrawal percentage will be the withdrawal percentage that corresponds to the age at the time of the first withdrawal following such Reset.

There is an opportunity for an increase in the withdrawal percentage. The withdrawal percentage in the table above will increase by 0.10% for each Rider year a withdrawal is not taken beginning on the later of the Contract Anniversary following the Owner’s age 59 1/2 or the Rider Effective Date. In addition, the increase in the withdrawal percentage will still be included as you reach a new age band (for example, if you have already taken a withdrawal and at age 69 your withdrawal percentage is 4.4%, then your withdrawal percentage would be 5.4% the Contract Anniversary immediately after you turn 70). However, once a withdrawal is taken (including an RMD Withdrawal), regardless of the Owner’s age when the withdrawal is taken, no further increase in the withdrawal percentage will be available and eligibility for the increase cannot be reinstated with a Reset.

The withdrawal percentage, including any 0.10% increase, will not be reduced as a result of a Reset.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX C: AUTOMATIC INCOME BUILDER RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount payments will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the increase in the withdrawal percentage cannot be reinstated with a Reset once a withdrawal is taken. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries. If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is 59 1/2 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

Any 0.10% increase to the withdrawal percentage previously added will apply but no further increases to the withdrawal percentage will be added.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

If this Rider is terminated as a result of having any portion of the Contract Value no longer allocated according to the Investment Allocation Requirements, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C: AUTOMATIC INCOME BUILDER RIDER SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Flexible Lifetime Income Rider (Single)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contact Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX D: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is 59 1/2 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract if the Contract is Non-Qualified,

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective

Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Flexible Lifetime Income Rider (Joint)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) you meet the following eligibility requirements:

•	the Contract is issued as a:

•	Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), or

•	Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs and Inherited TSAs,

•	you allocate your entire Contract Value according to the Investment Allocation Requirements,

•	both Designated Lives must be at least age 59 1/2 and not older than age 85 on the Rider Effective Date,

•	the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

•	any Annuitant must be a Designated Life.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

•	a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

•	Joint Owners, where the Owners are each other’s Spouses, or

•	if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, a Designated Life must:

•	be the Owner (or the Annuitant, in the case of a custodial owned IRA or TSA), or

•	remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the death of all Designated Lives eligible for lifetime benefits. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on each Contract Anniversary while this Rider is in effect and before the Annuity Date, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal, the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX D: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal does not exceed the Protected Payment Amount (or is an RMD withdrawal) and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income.

If the surviving Designated Life eligible for lifetime benefits dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the death of the surviving Designated Life eligible for lifetime benefits. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

•	if a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection, and

•	any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the day of the death of such Surviving Spouse. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The Surviving Spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your investment professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day of death of all Designated Lives eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

•	if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate the day of death of:

•	all Designated Lives eligible for lifetime benefits, or

•	the first Designated Life who is a Contract Owner if both Designated Lives are Joint Owners and there is a change in marital status,

if, at the time of these events, the Contract Value is zero and we are making pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider will terminate when the Remaining Protected Balance is reduced to zero, see Depletion of Remaining Protected Balance subsection.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Income Access Rider

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	7% of the Protected Payment Base as of that day, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount for a Contract Year is determined at the beginning of that Contract Year and will remain unchanged throughout that Contract Year.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Step-Up Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Step-Up Date, whichever is later, on which an Automatic Step-Up occurs or you elect to Step-Up the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates.

The Income Access Rider also provides, on any Contract Anniversary beginning with the first (1st) anniversary of the Effective Date or most recent Step-Up Date, Automatic Annual Step-Ups and Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Step-Up or Owner-Elected Step-Up will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Step-Up Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX E: INCOME ACCESS RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

Except as otherwise provided under the Required Minimum Distributions subsection below, if, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Step-Up of Protected Payment Base and Remaining Protected Balance

Regardless of which Step-Up option is used, on and after each Step-Up Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future Step-Up options available on and after the Step-Up Date, will again apply and will be measured from that Step-Up Date. Please discuss with your registered representative your Contract’s maximum Annuity Date when considering Step-Up options. A Step-Up occurs when the Protected Payment Base and Remaining Protected Balance are stepped-up to an amount equal to the Contract Value as of the Step-Up Date.

If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Otherwise, you may Step-Up the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Step-Ups (Non-Automatic) below.

Automatic Step-Up.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Step-Up the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Step-Up (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Step-Up – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Step-Up is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Step-Up. Any future Automatic Step-Ups will continue in accordance with the Automatic Step-Up paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the Step-Up is effective.

Automatic Step-Up – Future Participation.  You may elect not to participate in future Automatic Step-Ups at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Step-Ups, you may re-elect to participate in future Automatic Step-Ups at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Step-Up paragraph above.

Owner-Elected Step-Ups (Non-Automatic).  On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Step-Up Date, whichever is later, you may elect to Step-Up the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this Step-Up.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective. The Step-Up will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the Step-Up. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Step-Up. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below,

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date, or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX E: INCOME ACCESS RIDER SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 3 (GPA 3) Rider

Purchasing the Rider

You may purchase the optional GPA 3 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

If you purchase the GPA 3 Rider, the Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Adjusted Contract Value (the Contract Value less any Guaranteed Interest Option Value) is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Adjusted Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Adjusted Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and allocated to the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option, and

(c)	is a pro rata adjustment for withdrawals made from the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Adjusted Contract Value immediately prior to the withdrawal.

For purposes of determining the Adjusted Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Adjusted Contract Value is equal to the portion of the initial Purchase Payment allocated to the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option. If the Effective Date of the Rider is a Contract Anniversary, the Adjusted Contract Value is equal to the Adjusted Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount. If you have Investments allocated to a Guaranteed Interest Option (GIO), there may be adverse consequences in exercising a transfer to or from the GIO while this Rider is in effect.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 3 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Adjusted Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the third (3rd) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Adjusted Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The GPA 3 annual charge percentage may increase if you elect a Step-Up, but it will never be more than the maximum annual charge percentage associated with the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the Term of the Rider, your GPA 3 annual charge percentage will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the day any portion of the Adjusted Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F: GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) and GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 5 (GPA 5) Rider

Purchasing the Rider

You may purchase the optional GPA 5 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

If you purchase the GPA 5 Rider, the Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Adjusted Contract Value (the Contract Value less any Guaranteed Interest Option Value) is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Adjusted Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Adjusted Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term and allocated to the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option, and

(c)	is a pro rata adjustment for withdrawals made from the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Adjusted Contract Value immediately prior to the withdrawal.

For purposes of determining the Adjusted Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Adjusted Contract Value is equal to the portion of the initial Purchase Payment allocated to the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option. If the Effective Date of the Rider is a Contract Anniversary, the Adjusted Contract Value is equal to the Adjusted Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. However, the Rider charge will be based on the Contract Value which may include any subsequent Purchase Payments that are not included in the Guaranteed Protection Amount. If you have Investments allocated to a Guaranteed Interest Option (GIO), there may be adverse consequences in exercising a transfer to or from the GIO while this Rider is in effect.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Adjusted Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Adjusted Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Adjusted Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the GPA 5 Rider is received at our Service Center more than 60 days after a Contract Anniversary, the GPA 5 Rider will terminate the day we receive the request.

If the GPA 5 Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the GPA 5 Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F: GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) and GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage (GPA) Rider

Purchasing the Rider

The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

You may purchase the optional GPA Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

If you purchase the GPA Rider, the Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) plus (c) minus (d); where:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

Number of Years Since	Percentage of Purchase Payment
Beginning of Term	Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

(c)	interest earned on Purchase Payments (or portions thereof) allocated to any of the Guaranteed Interest Options (if available under the Contract) during the Term,

(d)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse elects to not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

Termination

The GPA Rider will remain in effect until the earlier of:

•	the end of a Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

Guaranteed Income Advantage Plus (GIA Plus) Rider

Purchasing the Rider

You may purchase the GIA Plus Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA Plus Rider only if the age of each Annuitant is 80 years or younger on the date of purchase and you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

If you purchase the optional GIA Plus Rider, you may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least 10 years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back 8 years.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. See CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that day.

•	if this Rider is effective on the Contract Date, the GIA Plus Withdrawal Base is equal to the total Purchase Payments received in the first 60 days since the Rider Effective Date.

•	if this Rider is effective on a Contract Anniversary, the GIA Plus Withdrawal Base is equal to the Contract Value on that day plus any Purchase Payments received in the first 60 days since the Rider Effective Date.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the first (1st) Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

Except as otherwise provided below, the GIA Plus Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

Upon your request, the GIA Plus Rider may be terminated at any time. If your request to terminate the GIA Plus Rider is received at our Service Center within 60 days after a Contract Anniversary, the GIA Plus Rider will terminate on that Contract Anniversary. If your request to terminate the GIA Plus Rider is received at our Service Center more than 60 days after a Contract Anniversary, the GIA Plus Rider will terminate the day we receive the request.

If the GIA Plus Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the GIA Plus Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX G: GUARANTEED INCOME ADVANTAGE PLUS RIDER SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2008, we had $214.8 billion of individual life insurance in force and total admitted assets of approximately $83.7 billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose registered representatives are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and SAI for the Funds for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2008.

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
Variable Account	Year	Year	End of Year	Year	Year	End of Year

Small-Cap Growth
2008	$13.17	$6.87	11,434,006	$12.94	$6.73	946,842
2007	$11.61	$13.17	10,598,663	$11.42	$12.94	791,853
2006	$11.20	$11.61	7,944,171	$11.05	$11.42	458,748
2005	$11.07	$11.20	11,008,995	$10.72	$11.05	343,149
2004	$9.43	$11.07	5,931,001	N/A	N/A	N/A
2003	$7.19	$9.43	8,264,479	N/A	N/A	N/A
2002	$9.73	$7.19	9,119,281	N/A	N/A	N/A
2001	$11.92	$9.73	9,654,622	N/A	N/A	N/A
2000	$15.31	$11.92	12,691,264	N/A	N/A	N/A
1999	$12.19	$15.31	11,134,505	N/A	N/A	N/A

International Value
2008	$18.63	$9.59	31,049,205	$18.30	$9.40	2,518,485
2007	$17.78	$18.63	33,695,465	$17.50	$18.30	2,536,096
2006	$14.35	$17.78	29,107,658	$14.15	$17.50	1,716,115
2005	$13.30	$14.35	28,360,772	$12.84	$14.15	811,075
2004	$11.58	$13.30	34,524,133	N/A	N/A	N/A
2003	$9.20	$11.58	30,099,302	N/A	N/A	N/A
2002	$10.83	$9.20	25,388,618	N/A	N/A	N/A
2001	$14.06	$10.83	27,830,940	N/A	N/A	N/A
2000	$16.10	$14.06	34,358,474	N/A	N/A	N/A
1999	$13.29	$16.10	30,366,865	N/A	N/A	N/A

Long/Short Large Cap
05/02/2008-12/31/2008	$10.16	$6.54	14,980,200	$10.16	$6.53	1,428,374

International Small-Cap
2008	$10.55	$5.42	14,364,396	$10.51	$5.40	1,357,638
2007	$10.21	$10.55	15,790,928	$10.20	$10.51	1,438,626
05/02/2006-12/31/2006	$10.00	$10.21	13,939,260	$10.16	$10.20	1,197,411

Equity Index
2008	$23.61	$14.58	14,747,454	$23.18	$14.29	905,842
2007	$22.75	$23.61	11,760,677	$22.39	$23.18	501,086
2006	$19.97	$22.75	16,038,809	$19.69	$22.39	676,150
2005	$19.35	$19.97	19,056,612	$18.80	$19.69	394,312
2004	$17.74	$19.35	15,189,817	N/A	N/A	N/A
2003	$14.02	$17.74	17,845,729	N/A	N/A	N/A
2002	$18.32	$14.02	22,509,470	N/A	N/A	N/A
2001	$21.14	$18.32	26,521,065	N/A	N/A	N/A
2000	$23.64	$21.14	24,504,075	N/A	N/A	N/A
1999	$19.88	$23.64	28,123,841	N/A	N/A	N/A

Small-Cap Index
2008	$16.91	$10.83	3,306,510	$16.60	$10.62	63,637
2007	$17.50	$16.91	11,731,210	$17.22	$16.60	764,071
2006	$15.06	$17.50	8,467,447	$14.86	$17.22	295,959
2005	$14.64	$15.06	15,041,133	$14.14	$14.86	383,352
2004	$12.60	$14.64	16,188,857	N/A	N/A	N/A
2003	$8.72	$12.60	10,202,069	N/A	N/A	N/A
2002	$11.22	$8.72	7,440,682	N/A	N/A	N/A
2001	$11.19	$11.22	4,911,139	N/A	N/A	N/A
2000	$11.77	$11.19	5,321,131	N/A	N/A	N/A
01/04/1999-12/31/1999	$10.00	$11.77	3,538,845	N/A	N/A	N/A

Diversified Research
2008	$12.77	$7.68	12,661,168	$12.57	$7.54	995,397
2007	$12.80	$12.77	19,323,785	$12.63	$12.57	1,444,982
2006	$11.60	$12.80	24,627,066	$11.46	$12.63	1,621,390
2005	$11.17	$11.60	20,537,762	$10.93	$11.46	661,400
2004	$10.19	$11.17	10,034,904	N/A	N/A	N/A
2003	$7.79	$10.19	7,873,097	N/A	N/A	N/A
2002	$10.42	$7.79	6,114,378	N/A	N/A	N/A
2001	$10.87	$10.42	6,018,484	N/A	N/A	N/A
01/03/2000-12/31/2000	$10.00	$10.87	4,671,588	N/A	N/A	N/A

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
Variable Account	Year	Year	End of Year	Year	Year	End of Year

Equity
2008	$15.93	$9.25	2,866,625	$15.65	$9.07	5,577
2007	$15.20	$15.93	3,571,368	$14.96	$15.65	4,763
2006	$14.19	$15.20	4,014,917	$14.07	$14.96	274
2005	$13.51	$14.19	5,288,735	N/A	N/A	N/A
2004	$13.03	$13.51	6,775,555	N/A	N/A	N/A
2003	$10.63	$13.03	8,404,200	N/A	N/A	N/A
2002	$14.66	$10.63	10,210,779	N/A	N/A	N/A
2001	$19.01	$14.66	13,689,954	N/A	N/A	N/A
2000	$25.76	$19.01	17,310,865	N/A	N/A	N/A
1999	$18.85	$25.76	13,292,054	N/A	N/A	N/A

American Funds® Growth-Income
2008	$12.71	$7.76	19,605,115	$12.64	$7.70	1,793,339
2007	$12.32	$12.71	25,614,738	$12.28	$12.64	2,194,353
2006	$10.88	$12.32	23,782,384	$10.87	$12.28	1,791,241
05/02/2005-12/31/2005	$10.00	$10.88	15,266,414	$10.09	$10.87	706,577

American Funds® Growth
2008	$14.17	$7.80	20,707,366	$14.10	$7.74	1,801,516
2007	$12.84	$14.17	17,113,409	$12.80	$14.10	1,479,042
2006	$11.86	$12.84	23,645,141	$11.84	$12.80	1,905,166
05/02/2005-12/31/2005	$10.00	$11.86	19,318,919	$10.15	$11.84	832,085

Large-Cap Value
2008	$15.68	$10.08	28,485,225	$15.40	$9.88	2,352,455
2007	$15.36	$15.68	31,546,289	$15.11	$15.40	2,415,009
2006	$13.24	$15.36	31,628,273	$13.06	$15.11	1,959,185
2005	$12.65	$13.24	28,781,323	$12.43	$13.06	911,592
2004	$11.67	$12.65	47,338,448	N/A	N/A	N/A
2003	$9.02	$11.67	33,234,833	N/A	N/A	N/A
2002	$11.87	$9.02	26,065,399	N/A	N/A	N/A
2001	$12.49	$11.87	25,206,629	N/A	N/A	N/A
2000	$10.99	$12.49	9,783,552	N/A	N/A	N/A
01/04/1999-12/31/1999	$10.00	$10.99	5,648,927	N/A	N/A	N/A

Technology
2008	$6.95	$3.32	1,335,896	$6.86	$3.26	52,676
2007	$5.73	$6.95	2,196,560	$5.66	$6.86	54,816
2006	$5.31	$5.73	2,161,147	$5.26	$5.66	12,326
2005	$4.43	$5.31	3,372,755	$4.06	$5.26	6,567
2004	$4.33	$4.43	3,627,047	N/A	N/A	N/A
2003	$3.08	$4.33	5,548,736	N/A	N/A	N/A
2002	$5.82	$3.08	2,469,954	N/A	N/A	N/A
01/02/2001-12/31/2001	$10.00	$5.82	2,183,699	N/A	N/A	N/A

Short Duration Bond
2008	$10.59	$9.91	24,396,882	$10.49	$9.80	2,002,723
2007	$10.28	$10.59	26,680,300	$10.21	$10.49	2,075,941
2006	$10.00	$10.28	40,247,826	$9.95	$10.21	2,718,734
2005	$9.98	$10.00	35,929,327	$9.94	$9.95	1,324,574
2004	$10.00	$9.98	32,486,812	N/A	N/A	N/A
05/01/2003-12/31/2003	$10.00	$10.00	19,757,550	N/A	N/A	N/A

Floating Rate Loan
2008	$9.72	$6.78	15,345,591	$9.71	$6.76	1,231,008
05/04/2007-12/31/2007	$10.00	$9.72	15,393,336	$10.00	$9.71	1,163,407

Growth LT
2008	$27.42	$15.96	11,309,900	$26.93	$15.65	660,626
2007	$24.05	$27.42	11,513,379	$23.67	$26.93	567,836
2006	$22.23	$24.05	14,295,745	$21.92	$23.67	609,494
2005	$20.93	$22.23	14,262,644	$20.21	$21.92	207,064
2004	$19.23	$20.93	19,218,217	N/A	N/A	N/A
2003	$14.55	$19.23	20,743,661	N/A	N/A	N/A
2002	$20.78	$14.55	23,921,217	N/A	N/A	N/A
2001	$29.92	$20.78	28,200,043	N/A	N/A	N/A
2000	$38.74	$29.92	32,677,987	N/A	N/A	N/A
1999	$19.84	$38.74	24,739,519	N/A	N/A	N/A

Focused 30
2008	$14.85	$7.30	6,252,221	$14.63	$7.18	429,943
2007	$11.42	$14.85	3,708,294	$11.28	$14.63	74,719
2006	$9.36	$11.42	3,315,178	$9.26	$11.28	42,926
2005	$7.78	$9.36	2,629,555	$7.75	$9.26	21,193
2004	$6.87	$7.78	1,986,498	N/A	N/A	N/A
2003	$4.90	$6.87	2,154,453	N/A	N/A	N/A
2002	$7.03	$4.90	1,415,371	N/A	N/A	N/A
2001	$8.23	$7.03	1,899,802	N/A	N/A	N/A
10/02/2000-12/31/2000	$10.00	$8.23	1,969,500	N/A	N/A	N/A

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
Variable Account	Year	Year	End of Year	Year	Year	End of Year

Health Sciences
2008	$12.81	$9.07	1,079,505	$12.63	$8.93	28,481
2007	$11.15	$12.81	1,458,474	$11.02	$12.63	45,782
2006	$10.46	$11.15	1,580,870	$10.36	$11.02	23,755
2005	$9.20	$10.46	2,106,888	$8.61	$10.36	920
2004	$8.68	$9.20	2,232,443	N/A	N/A	N/A
2003	$6.88	$8.68	2,411,291	N/A	N/A	N/A
2002	$9.10	$6.88	1,927,951	N/A	N/A	N/A
01/02/2001-12/31/2001	$10.00	$9.10	2,092,867	N/A	N/A	N/A

Mid-Cap Equity
2008	$22.21	$13.36	27,534,325	$21.82	$13.10	2,387,848
2007	$23.02	$22.21	31,193,616	$22.66	$21.82	2,538,529
2006	$20.31	$23.02	32,635,408	$20.02	$22.66	2,258,775
2005	$18.91	$20.31	24,955,360	$18.60	$20.02	585,078
2004	$15.33	$18.91	17,849,133	N/A	N/A	N/A
2003	$12.05	$15.33	15,530,678	N/A	N/A	N/A
2002	$14.28	$12.05	13,782,090	N/A	N/A	N/A
2001	$12.78	$14.28	16,063,739	N/A	N/A	N/A
2000	$10.38	$12.78	11,314,553	N/A	N/A	N/A
01/04/1999-12/31/1999	$10.00	$10.38	3,539,541	N/A	N/A	N/A

International Large-Cap
2008	$11.43	$7.29	37,505,694	$11.25	$7.16	3,113,670
2007	$10.61	$11.43	44,111,199	$10.46	$11.25	3,411,357
2006	$8.47	$10.61	72,335,359	$8.37	$10.46	5,273,984
2005	$7.62	$8.47	74,571,029	$7.44	$8.37	2,950,403
2004	$6.52	$7.62	50,869,146	N/A	N/A	N/A
2003	$5.06	$6.52	35,516,195	N/A	N/A	N/A
2002	$6.24	$5.06	22,629,241	N/A	N/A	N/A
2001	$7.74	$6.24	24,033,715	N/A	N/A	N/A
01/03/2000-12/31/2000	$10.00	$7.74	16,119,405	N/A	N/A	N/A

Small-Cap Value
2008	$20.76	$14.70	3,801,248	$20.57	$14.53	284,574
2007	$20.42	$20.76	4,612,296	$20.27	$20.57	300,901
2006	$17.29	$20.42	5,254,963	$17.20	$20.27	273,586
2005	$15.43	$17.29	5,842,448	$15.49	$17.20	153,049
2004	$12.57	$15.43	8,430,203	N/A	N/A	N/A
05/01/2003-12/31/2003	$10.00	$12.57	5,534,329	N/A	N/A	N/A

Multi-Strategy
2008	$20.29	$11.01	2,856,902	$19.93	$10.79	2,664
2007	$19.72	$20.29	3,854,545	$19.41	$19.93	11,588
2006	$17.90	$19.72	4,819,006	$17.66	$19.41	10,711
2005	$17.49	$17.90	6,226,970	$17.28	$17.66	1,622
2004	$16.16	$17.49	7,741,361	N/A	N/A	N/A
2003	$13.29	$16.16	8,902,854	N/A	N/A	N/A
2002	$15.50	$13.29	9,863,550	N/A	N/A	N/A
2001	$15.91	$15.50	12,389,066	N/A	N/A	N/A
2000	$16.01	$15.91	12,843,499	N/A	N/A	N/A
1999	$15.17	$16.01	12,744,327	N/A	N/A	N/A

Main Street® Core
2008	$19.50	$11.75	14,055,583	$19.15	$11.52	807,243
2007	$18.94	$19.50	18,189,900	$18.64	$19.15	971,780
2006	$16.68	$18.94	19,637,088	$16.45	$18.64	844,921
2005	$15.96	$16.68	23,341,807	$15.63	$16.45	471,846
2004	$14.77	$15.96	20,629,181	N/A	N/A	N/A
2003	$11.80	$14.77	18,715,733	N/A	N/A	N/A
2002	$16.71	$11.80	15,878,510	N/A	N/A	N/A
2001	$18.60	$16.71	20,507,327	N/A	N/A	N/A
2000	$20.22	$18.60	32,058,370	N/A	N/A	N/A
1999	$18.10	$20.22	26,156,874	N/A	N/A	N/A

Emerging Markets
2008	$27.42	$14.15	9,395,706	$26.94	$13.87	758,030
2007	$20.90	$27.42	12,119,467	$20.57	$26.94	955,872
2006	$17.03	$20.90	13,369,944	$16.80	$20.57	902,407
2005	$12.21	$17.03	16,005,824	$12.40	$16.80	535,350
2004	$9.20	$12.21	12,432,989	N/A	N/A	N/A
2003	$5.54	$9.20	8,155,010	N/A	N/A	N/A
2002	$5.79	$5.54	6,797,735	N/A	N/A	N/A
2001	$6.43	$5.79	7,852,984	N/A	N/A	N/A
2000	$10.14	$6.43	8,225,853	N/A	N/A	N/A
1999	$6.70	$10.14	6,758,343	N/A	N/A	N/A
1998	$9.28	$6.70	3,975,851	N/A	N/A	N/A

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
Variable Account	Year	Year	End of Year	Year	Year	End of Year

Money Market
2008	$13.29	$13.41	11,681,793	$13.05	$13.15	297,502
2007	$12.84	$13.29	9,733,118	$12.63	$13.05	138,735
2006	$12.43	$12.84	12,239,484	$12.26	$12.63	255,763
2005	$12.26	$12.43	11,360,369	$12.12	$12.26	82,832
2004	$12.31	$12.26	11,742,695	N/A	N/A	N/A
2003	$12.39	$12.31	15,188,588	N/A	N/A	N/A
2002	$12.39	$12.39	25,520,134	N/A	N/A	N/A
2001	$12.10	$12.39	31,599,970	N/A	N/A	N/A
2000	$11.55	$12.10	33,992,524	N/A	N/A	N/A
1999	$11.16	$11.55	27,967,969	N/A	N/A	N/A

High Yield Bond
2008	$15.50	$11.89	8,649,323	$15.23	$11.66	489,003
2007	$15.35	$15.50	9,457,616	$15.11	$15.23	488,211
2006	$14.22	$15.35	11,288,636	$14.03	$15.11	429,692
2005	$14.09	$14.22	13,541,278	$13.95	$14.03	275,637
2004	$13.06	$14.09	14,333,751	N/A	N/A	N/A
2003	$11.01	$13.06	16,221,664	N/A	N/A	N/A
2002	$11.51	$11.01	11,757,291	N/A	N/A	N/A
2001	$11.52	$11.51	11,510,008	N/A	N/A	N/A
2000	$12.13	$11.52	11,695,713	N/A	N/A	N/A
1999	$11.95	$12.13	11,078,968	N/A	N/A	N/A

Managed Bond
2008	$18.00	$17.45	36,927,898	$17.68	$17.10	2,657,960
2007	$16.82	$18.00	45,054,375	$16.55	$17.68	2,973,840
2006	$16.27	$16.82	42,762,703	$16.05	$16.55	2,251,676
2005	$16.08	$16.27	39,314,102	$15.96	$16.05	739,061
2004	$15.47	$16.08	38,985,692	N/A	N/A	N/A
2003	$14.77	$15.47	36,605,225	N/A	N/A	N/A
2002	$13.50	$14.77	43,039,670	N/A	N/A	N/A
2001	$12.76	$13.50	50,452,819	N/A	N/A	N/A
2000	$11.60	$12.76	42,510,009	N/A	N/A	N/A
1999	$11.99	$11.60	31,653,501	N/A	N/A	N/A

Inflation Managed
2008	$18.37	$16.43	36,489,908	$18.05	$16.10	2,915,873
2007	$16.92	$18.37	45,714,878	$16.65	$18.05	3,480,676
2006	$17.07	$16.92	40,636,673	$16.83	$16.65	2,523,560
2005	$16.88	$17.07	34,718,642	$16.61	$16.83	1,068,917
2004	$15.72	$16.88	30,117,055	N/A	N/A	N/A
2003	$14.73	$15.72	22,549,588	N/A	N/A	N/A
2002	$12.94	$14.73	21,334,549	N/A	N/A	N/A
2001	$12.58	$12.94	13,897,811	N/A	N/A	N/A
2000	$11.41	$12.58	17,179,920	N/A	N/A	N/A
1999	$11.80	$11.41	13,720,231	N/A	N/A	N/A

Large-Cap Growth
2008	$8.64	$4.22	16,667,298	$8.52	$4.15	1,391,845
2007	$7.20	$8.64	14,748,643	$7.12	$8.52	948,001
2006	$7.59	$7.20	42,438,722	$7.52	$7.12	3,077,945
2005	$7.48	$7.59	31,626,923	$7.35	$7.52	1,135,282
2004	$7.25	$7.48	51,260,881	N/A	N/A	N/A
2003	$5.86	$7.25	31,559,184	N/A	N/A	N/A
2002	$8.03	$5.86	22,722,046	N/A	N/A	N/A
01/02/2001-12/31/2001	$10.00	$8.03	19,099,383	N/A	N/A	N/A

Comstock
2008	$11.24	$7.00	28,589,085	$11.08	$6.89	2,617,293
2007	$11.75	$11.24	38,070,055	$11.61	$11.08	3,210,781
2006	$10.24	$11.75	26,445,842	$10.14	$11.61	1,842,505
2005	$9.95	$10.24	18,534,161	$9.76	$10.14	638,602
2004	$8.62	$9.95	16,380,784	N/A	N/A	N/A
2003	$6.65	$8.62	10,427,793	N/A	N/A	N/A
2002	$8.66	$6.65	2,123,576	N/A	N/A	N/A
2001	$9.75	$8.66	2,178,943	N/A	N/A	N/A
10/02/2000-12/31/2000	$10.00	$9.75	1,347,212	N/A	N/A	N/A

Mid-Cap Growth
2008	$9.76	$4.97	15,792,956	$9.62	$4.89	1,234,278
2007	$8.05	$9.76	23,714,752	$7.96	$9.62	1,808,579
2006	$7.49	$8.05	24,085,030	$7.42	$7.96	1,617,990
2005	$6.45	$7.49	6,313,769	$6.40	$7.42	19,406
2004	$5.38	$6.45	6,126,356	N/A	N/A	N/A
2003	$4.18	$5.38	5,358,589	N/A	N/A	N/A
2002	$8.01	$4.18	3,482,177	N/A	N/A	N/A
01/02/2001-12/31/2001	$10.00	$8.01	2,269,327	N/A	N/A	N/A

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
Variable Account	Year	Year	End of Year	Year	Year	End of Year

Real Estate
2008	$32.40	$19.17	2,797,106	$31.83	$18.80	197,462
2007	$39.20	$32.40	4,111,633	$38.58	$31.83	277,202
2006	$28.79	$39.20	5,124,579	$28.39	$38.58	261,594
2005	$25.00	$28.79	5,405,692	$23.54	$28.39	118,276
2004	$18.42	$25.00	5,868,266	N/A	N/A	N/A
2003	$13.58	$18.42	5,325,725	N/A	N/A	N/A
2002	$13.82	$13.58	4,924,295	N/A	N/A	N/A
2001	$12.91	$13.82	4,618,797	N/A	N/A	N/A
2000	$9.86	$12.91	4,442,265	N/A	N/A	N/A
01/04/1999-12/31/1999	$10.00	$9.86	1,859,366	N/A	N/A	N/A

Small-Cap Equity
2008	$13.98	$10.19	7,640,620	$13.91	10.11	756,219
2007	$13.37	$13.98	4,413,577	$13.33	$13.91	440,968
2006	$11.43	$13.37	1,143,535	$11.41	$13.33	91,855
05/05/2005-12/31/2005	$10.11	$11.43	1,253,224	$10.15	$11.41	31,873

Diversified Bond
2008	$10.41	$9.47	30,743,123	$10.38	$9.41	2,678,120
2007	$10.42	$10.41	35,617,116	$10.41	$10.38	2,913,248
05/02/2006-12/31/2006	$10.00	$10.42	12,203,557	$10.01	$10.41	731,240

AllianceBernstein VPS Balanced Wealth Strategy
05/01/2008-12/31/2008	$10.00	$7.07	243,867	$9.12	$7.06	0

BlackRock Global Allocation V.I.
05/01/2008-12/31/2008	$10.00	$7.90	4,557,866	$10.08	$7.89	379,669

Franklin Templeton VIP Founding Funds Allocation
05/01/2008-12/31/2008	$10.00	$6.60	443,168	$9.93	$6.59	137,159

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value (determined without considering any surrender charge) immediately before you receive the distribution exceeds your Investment in the Contract at that time. If at the time of a partial withdrawal your Contract Value does not exceed your Investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your Investment.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982. The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax adviser for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includible in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the Investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	any payment made under an immediate annuity,

•	attributable to an investment in the Contract made prior to August 14, 1982, or

•	any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional death benefit rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If within sixty days after the date on which a lump sum death benefit first becomes payable and the Beneficiary elects to receive annuity or life expectancy payments in lieu of the lump sum death benefit, then the Beneficiary will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the Beneficiary will be taxed on the annuity or life expectancy payments as they are received.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with withholding information, we are required to determine the withholding, from every annuity payment, as if you are a married person with 3 exemptions.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Please call 1-800-722-4448 with any questions about the required withholding information. Registered Representatives may call us at 1-800-722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Investment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your Registered Representative or by calling our Contract Owner number at 1-800-722-4448. Registered Representatives can call 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract or life insurance policy you are exchanging. If you are making an initial Investment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Partial 1035 Exchanges

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Rev. Proc. 2008-24 adopted the provisions of Notice 2003-51, with some modifications, finalizing the guidelines for partial 1035 exchanges. Under Rev. Proc. 2008-24, the 24 month period is reduced to 12 months, so that a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 12 months of the partial 1035 exchange. Alternatively, a partial 1035 exchange will be treated as tax-free under Code Section 1035 if the taxpayer demonstrates that any distribution taken within the 12 months is due to a specifically identified condition that occurred between the date of the partial transfer and the distribution (the conditions are death, disability, attaining age 59 1/2, divorce or loss of employment). Rev Proc. 2008-24 removes the subjective element of Notice 2003-51 (whether the distribution was contemplated at the time of the partial exchange). Also, Rev. Proc. 2008-24 provides that if the partial exchange does not qualify as a tax-free exchange under Code Section 1035, it will be treated as a taxable distribution with a subsequent repurchase, and that if the partial exchange is treated as tax-free under Code Section 1035 and this Rev. Proc., the two contracts will not be aggregated and treated as one contract, but rather will be treated as two separate contracts for tax and penalty purposes.

You should consult your tax adviser prior to effecting a partial 1035 exchange.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is generally 15% (5% for lower-income individuals). In contrast, an ordinary income tax rate of up to 35% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your Investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among investment options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of contributions. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59 1/2 are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

•	made to a beneficiary after the owner’s/participant’s death,

•	attributable to the owner/participant becoming disabled under Section 72(m)(7),

•	that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

•	for certain higher education expenses (IRAs only),

•	used to pay for certain health insurance premiums or medical expenses (IRAs only),

•	for costs related to the purchase of your first home (IRAs only), and

•	(except for IRAs) made to an employee after separation from service after reaching age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional living or death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Required Minimum Distributions

The regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD. On December 23, 2008, President Bush signed the “Worker, Retiree and Employer Recovery Act of 2008” (the “Act”) into law. Among other things, the Act contains a provision which provides a temporary, one-year waiver of RMDs for IRA owners, plan participants, and their beneficiaries. Under the Act, RMDs are not required to be taken for 2009. Please consult your tax or legal advisor for more information about the Act and the 2009 RMD waiver.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The IRS issued Final and Temporary Regulations on April 17, 2002 (“Final Regulations”). Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Final Regulations, the IRA owner does not need to actually have a named beneficiary when they turn age 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

If the Owner/Annuitant dies prior to his RBD or complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Contract Distribution Rules” section of this Prospectus. For non-spouse beneficiaries, life expectancy is initially computed by use of the Single Life Table of the Final Regulations (Regulation Section 1.401(a)(9)-9). Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary by one in each following calendar year.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

Actuarial Value

In accordance with recent changes in laws and regulations, RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under

Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value,

•	100% of your Contract Value excluding your GIO Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have not attained age 70 1/2 and who have compensation (as defined by the IRS) of at least the contribution amount. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which an employer is allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009, we are required to provide information regarding loans or hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for a loan, a hardship distribution or a rollover, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer).

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax exempt employers may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a Section 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner or Contingent Owner. A Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners.

If your Contract is Qualified under Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant or Owner dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, in proper form, at our Service Center and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded.

Spousal consent may be required to change the Beneficiary of an IRA. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) name the Plan as Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Accounts;

•	combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Account under the 1940 Act;

•	operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Account under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time. Registered Representatives may call us at 1-800-722-2333.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address:

Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to the following address:

Pacific Life Insurance Company
1299 Farnam Street, 6th Floor, AMF
Omaha, Nebraska 68102

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-4448 if you have any questions regarding which address you should use. Registered Representatives may call us at 1-800-722-2333.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned contracts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Amounts withdrawn or transferred from any fixed-rate General Account Investment Option may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, optional living benefit rider Automatic or Owner Elected Resets/Step-Ups, and on payment of any death benefit proceeds. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. When you write, tell us your name, contract number and a description of the suspected error. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

You will also be sent an annual report for the Separate Account and the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing to us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their registered representatives. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual registered representative who sells you a Contract typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of Contracts. The amount under the persistency program for a registered representative is not expected to exceed .25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.30% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment options under the Contracts.

AllianceBernstein Investments, Inc. pays us for each AllianceBernstein Variable Products Series Fund, Inc. portfolio (Class B) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 4) held by our separate accounts. Invesco Aim Advisors, Inc. and its affiliates pay us for each AIM Variable Insurance Funds portfolio (Series II) held by our separate accounts. Van Kampen Funds Inc. pays us for each Van Kampen Life Investment Trust portfolio (Class II) held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of Purchase Payments up to $1.5 billion, 0.14% on Purchase Payments on next $1.5 billion and 0.10% on Purchase Payments made in excess, attributable to the Master Funds for certain marketing assistance.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your Registered Representative or contact us for specific information that may be applicable to your state.

For Contracts issued in the state of Pennsylvania, any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In addition, you understand that benefits and values provided under the Contract may be on a variable basis. Amounts directed into one or more variable Investment Options will reflect the investment experience of those Investment Options. These amounts may increase or decrease and are not guaranteed as to a dollar amount.

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract. If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after

July 1, 2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

•	We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

•	If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you request a transfer of all or any portion of your Contract Value from the Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

•	We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

•	If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

•	Once you elect this option, it may not be changed.

Financial Statements

The statements of assets and liabilities of Separate Account A as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2008. Pacific Life’s consolidated financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 are contained in the Statement of Additional Information.

Rule 12h-7 Representation

Consistent with well established industry and SEC practice, we do not believe that we are subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) as depositor of the separate account or any other variable separate account for which we act as depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Exchange Act, we intend to rely upon the exemption from those requirements set forth in Rule 12h-7 under the Exchange Act to the extent necessary to avoid any such periodic reporting obligation.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to any fixed option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following fixed options: the DCA Plus Fixed Option when you use the DCA Plus program, Guaranteed Interest Options (GIOs) with three available Guarantee Terms: three-year, six-year and ten-year and if your Contract was issued before July 1, 2003, the Fixed Option. Each is described below.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to any fixed option in the General Account, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to ten years. Any fixed option offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the Fixed Option, DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates, however, interest will accrue daily. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. In addition, no partial withdrawal or transfer may be made from a fixed option within 30 days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that day as a result of any:

•	interest, plus

•	Purchase Payments received by us then allocated to the DCA Plus Fixed Option, plus

•	any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that day as a result of any;

•	transfers, including transfers to the Loan Account,

•	withdrawals, including any applicable withdrawal charges,

•	amounts applied to provide an annuity,

•	annual fees,

•	charges for premium taxes and/or other taxes, and

•	proportionate reductions for annual charges for expenses relating to optional benefit riders attached to the Contract.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

•	the date death benefit proceeds become payable under the Contract,

•	the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

•	the date the Contract is terminated, or

•	the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, in a form satisfactory to us, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin the Guarantee Term. You can choose a Guarantee Term of up to one year. Currently, we offer Guarantee Terms of 6 or 12 months with monthly transfers on the same day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 (10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.93. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Investments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Investment in the order received.

Example: (using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.72.

Transfers

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amount in the future.

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

Fixed Option

The Fixed Option is no longer available for new Contracts issued on or after July 1, 2003. All references to the Fixed Option in this Prospectus and in the Statement of Additional Information do not apply to such Contracts.

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We reserve the right to waive the restrictions that limit transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. Currently, we are not enforcing any of the Fixed Option withdrawal and transfer restrictions. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

Guaranteed Interest Options (GIO)

Subject to state availability, each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within 30 days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Money Market Subaccount or if your Contract was issued before July 1, 2003, to the Fixed Option.

Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of 3 years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of 3 years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

Withdrawals and Transfers

You may make unlimited withdrawals from your GIOs during any Contract Year. Transfers are limited to 25 for each calendar year, as described under HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. If you have Investments allocated to a GIO, there may be adverse consequences in exercising a transfer to or from the GIO while a GPA 5 or GPA 3 Rider is in effect. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes and/or other taxes, including any taxes required for withholding.

The MVA is not applied to:

•	amounts used to pay charges for the Annual Fee, transfer fees, withdrawal fees, and/or premium taxes,

•	the amount of death benefit proceeds,

•	subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of 12 months or less,

•	Required Minimum Distributions, or

•	transfers, withdrawals, and amounts withdrawn and applied to provide annuity payments from a GIO within the 30 day period following the end of the Guaranteed Term for that GIO.

The formula for calculating the MVA is set forth in Appendix A to this Prospectus, which also contains illustrations of the application of the MVA.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to:

•	renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations,

•	transfer all or part of that Account Value to another Investment Option, and/or

•	withdraw all or part of that Account Value.

Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section of this Prospectus.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or the Fixed Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request. Interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-4448. Registered Representatives may call us at 1-800-722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or to a fixed option, or to a GIO.

Annual Fee – A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner – A person, if named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, GIO Value, any other Investment Option added to the Contract by Rider or Endorsement, and the Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your investments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option – If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rate declared periodically, but not less than an annual rate of 3%.

Fixed Option Value – The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund – Pacific Select Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., BlackRock Variable Series Funds, Inc., Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, and/or Van Kampen Life Investment Trust.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GIO Term Value – The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.

GIO Value – The aggregate amount of your Contract Value allocated to all GIOs.

Guarantee Term – The period during which an amount you allocate to any available fixed Investment Option earns interest at a Guaranteed Interest Rate. These terms are up to 1 year for the DCA Plus Fixed Option and the Fixed Option and three-, six- and ten-years for the GIOs.

Guaranteed Interest Option (GIO) – If you allocate all or part of your Investment or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, any fixed option or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Market Value Adjustment (“MVA”) – The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE
Total Returns
Yields
Performance Comparisons and Benchmarks
Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS
Pacific Select Distributors, Inc. (PSD)

THE CONTRACTS AND THE SEPARATE ACCOUNT
Calculating Subaccount Unit Values
Variable Annuity Payment Amounts
Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4
Corresponding Dates
Age and Sex of Annuitant
Systematic Transfer Programs
Pre-Authorized Withdrawals
Joint Annuitants on Qualified Contracts
More on Federal Tax Issues
Safekeeping of Assets

OTHER OPTIONAL RIDERS
Foundation 10 Rider
Lifetime Income Access Plus Rider
Income Access Plus Rider
Guaranteed Income Advantage 5 (GIA 5) Rider
Guaranteed Income Advantage (GIA) Rider

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

APPENDIX A: FOUNDATION 10 RIDER SAMPLE CALCULATIONS

APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS

To receive a current copy of the Pacific Portfolios SAI without charge, call (800) 722-4448.
Registered Representatives may call us at (800) 722-2333. You may also complete the following and send it to:

Pacific Life Insurance Company Post Office Box 2378 Omaha, Nebraska 68103-2378

Name

Address

City	State	Zip

PH02/53003.29

APPENDIX A:

MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA =	W x [(J – I) x (N/12)] where:

(W)	is the amount to be annuitized, withdrawn or transferred from the GIO.

(J)	is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of “years remaining” in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25% (For this purpose, the “years remaining” will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the “years remaining”, plus 1.0%);

(I)	is the Guaranteed Interest Rate applicable to the GIO; and

(N)	is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

3.	The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01 – $11,089.97).

5.	No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. “J” is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA	=	($12,061.01) x [(7.75% – 5.5%) x (30/12)]
	=	$678.43 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. “J” is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA	=	($12,061.01) x [(9.25% – 5.5%) x (30/12)]
	=	$1,130.72 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years

(2 1/2 years rounded up to the next higher whole year) is 3.25%. “J” is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA	=	($12,061.01) x [(3.50% – 5.5%) x (30/12)]
	=	– $603.05 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate (“J”) based on interpolation, the assumptions for this example have been modified and are as follows:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

3.	The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

5.	No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% – 3.25%) x (4 years – 3 years)/ (6 years – 3 years)):

Then “J” is 3.75% (i.e. 3.50% + 0.25%), and:

MVA	=	($11,432.24) x [(3.75% – 5.5%) x (42/12)]
	=	– $700.22 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

APPENDIX B:

FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Examples 1 through 5 apply to the Flexible Lifetime Income Plus (Single) and (Joint) Riders.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Youngest Owner’s Age = 74 on the Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Youngest Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	No withdrawals taken.

•	No Automatic Resets or Owner-Elected Resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $10,000 (5% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $210,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Youngest Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.

•	Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000
Activity		$10,500	$209,000		$210,000	$0	$199,500
3			$209,000	$0	$210,000	$10,500	$199,500
Activity		$10,500	$214,845		$210,000	$0	$189,000
4	(Prior to Automatic Reset)		$214,845	$0	$210,000	$10,500	$189,000
4	(After Automatic Reset)		$214,845	$0	$214,845	$12,890	$214,845
Activity		$12,890	$216,994		$214,845	$0	$201,955
5	(Prior to Automatic Reset)		$216,994	$0	$214,845	$12,890	$201,955
5	(After Automatic Reset)		$216,994	$0	$216,994	$13,019	$216,994

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

(e)	the Protected Payment Base remains unchanged; and

(f)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 −$10,500).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

(g)	the Protected Payment Base remains unchanged; and

(h)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $189,000 ($199,500 −$10,500).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,890 (6% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($12,890):

(i)	the Protected Payment Base remains unchanged; and the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,955 ($214,845 −$12,890).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $13,019 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Youngest Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Reset at Beginning of Contract Year 3.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000
Activity		$15,000	$206,490		$205,527	$0	$195,000
3	(Prior to Automatic Reset)		$206,490	$0	$205,527	$10,276	$195,000
3	(After Automatic Reset)		$206,490	$0	$206,490	$12,389	$206,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $210,000

•	Remaining Protected Balance = $210,000

•	Protected Payment Amount = $10,500 (5% × Protected Payment Base; 5% × $214,000 = $10,500)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,500 (Total withdrawal amount − Protected Payment Amount; $15,000 − $10,500 = $4,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 2.13% ($4,500 ($221,490 − $10,500); $4,500 ÷ $210,990 = 0.0213 or 2.13%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $205,527 (Protected Payment Base × (1-ratio); $210,000 × (1-2.13%); $210,000 × 97.87% = $205,527).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $195,250 (Remaining Protected Balance − Protected Payment Amount) × (1-ratio); ($210,000 − $10,500) × (1-2.13%); $199,500 × 97.87% = $195,250).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $195,000 (Remaining Protected Balance − total withdrawal amount; $210,000 − $15,000 = $195,000).

Therefore, since $195,000 (total withdrawal amount method) is less than $195,250 (proportionate method) the new Remaining Protected Balance is $195,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $205,527 = $10,276), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,389 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 3, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount − Protected Payment Amount; $4,000 − $1,250=$2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance − Protected Payment Amount) × (1-ratio); ($92,375 − $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

This example applies to the Flexible Lifetime Income Plus Rider (Single) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Owner is age 59 1/2 or older when the first withdrawal was taken.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

Example #7 – Lifetime Income.

This example applies to the Flexible Lifetime Income Plus Rider (Joint) Only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

•	All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
Activity (Death of first Designated Life) 14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value and Remaining Protected Balance were reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX C:

AUTOMATIC INCOME BUILDER RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = Withdrawal percentage multiplied by the Protected Payment Base = 4% × $100,000 = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Years 2 and 3.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
2	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
3	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
3	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4.0% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, the withdrawal percentage is increased to 4.1%. Additionally, because at the Beginning of Contract Year 2, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 2 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 2 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,487 (4.1% of the reset Protected Payment Base).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $307,000 ($207,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $12,587 (4.1% of the Protected Payment Base after the Purchase Payment.

Since the Owner reached age 70 and no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, the withdrawal percentage is increased to 5.2%. Additionally, because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 3.

•	Automatic Reset at Beginning of Contract Years 2, 3 and 4.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
2	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
3	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
3	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$16,717	$327,277	$321,490	$0	$304,773
4	Prior to Automatic Reset		$327,277	$321,490	$16,717	$304,773
4	After Automatic Reset		$327,277	$327,277	$17,018	$327,277

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

Since the Owner reached age 70 and no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, the withdrawal percentage is increased to 5.2%. Additionally, because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($16,717):

(a) the Protected Payment Base remains unchanged; and

(b) the Remaining Protected Balance is reduced by the amount of the withdrawal to $304,773 ($321,490 − $16,717).

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,018 (5.2% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

•	Automatic Resets at Beginning of Contract Years 2, 3 and 4.

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
2	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
3	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
3	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$30,000	$313,994	$308,437	$0	$291,490
4	Prior to Automatic Reset		$313,994	$308,437	$16,038	$291,490
4	After Automatic Reset		$313,994	$313,994	$16,327	$313,994

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

Since the Owner reached age 70 and no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, the withdrawal percentage is increased to 5.2%. Additionally, because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 exceeded the Protected Payment Amount immediately prior to the withdrawal ($16,717), the Protected Payment Base is reduced to $308,437 and the Remaining Protected Balance is reduced to $291,490. The reduction in the Protected Payment Base and the Remaining Protected Balance is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $13,283 (Total withdrawal amount – Protected Payment Amount; $30,000 − $16,717 = $13,283).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 4.06% ($13,283 ÷ ($343,994 − $16,717); $13,283 ÷ $327,277 = 0.0406 or 4.06%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $308,437 (Protected Payment Base × (1-ratio); $321,490 × (1-4.06%); $321,490 × 95.94% = $308,437).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $292,399 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($321,490 − $16,717) (1-4.06%); $304,773 × 95.94% = $292,399).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $291,490 (Remaining Protected Balance – total withdrawal amount; $321,490 − $30,000 = $291,490).

Therefore, since $291,490 (total withdrawal amount method) is less than $292,399 (proportionate method) the new Remaining Protected Balance is $291,490.

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,327 (5.2% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount – Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base x (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) x (1-ratio); ($92,375 − $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 65

•	No subsequent Purchase Payments are received.

•	Withdrawals, are taken each Contract Year:

•	Equal to 4% of the Protected Payment Base in Contract Years 1-5 (age 65-69)

•	Equal to 5% of the Protected Payment Base in Contract Years 6-20 (age 70-84)

•	Equal to 6% of the Protected Payment Base in Contract Years 21-35 (age 85-99)

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$4,000	$99,000	$100,000	$4,000	$96,000
2	$4,000	$97,970	$100,000	$4,000	$92,000
3	$4,000	$96,909	$100,000	$4,000	$88,000
4	$4,000	$95,816	$100,000	$4,000	$84,000
5	$4,000	$94,691	$100,000	$4,000	$80,000
6	$5,000	$92,532	$100,000	$5,000	$75,000
7	$5,000	$90,308	$100,000	$5,000	$70,000
8	$5,000	$88,017	$100,000	$5,000	$65,000
9	$5,000	$85,657	$100,000	$5,000	$60,000
10	$5,000	$83,227	$100,000	$5,000	$55,000
11	$5,000	$80,724	$100,000	$5,000	$50,000
12	$5,000	$78,146	$100,000	$5,000	$45,000
13	$5,000	$75,490	$100,000	$5,000	$40,000
14	$5,000	$72,755	$100,000	$5,000	$35,000
15	$5,000	$69,937	$100,000	$5,000	$30,000
16	$5,000	$67,035	$100,000	$5,000	$25,000
17	$5,000	$64,046	$100,000	$5,000	$20,000
18	$5,000	$60,968	$100,000	$5,000	$15,000
19	$5,000	$57,797	$100,000	$5,000	$10,000
20	$5,000	$54,531	$100,000	$5,000	$5,000
21	$6,000	$50,167	$100,000	$6,000	$0
22	$6,000	$45,672	$100,000	$6,000	$0
23	$6,000	$41,042	$100,000	$6,000	$0
24	$6,000	$36,273	$100,000	$6,000	$0
25	$6,000	$31,361	$100,000	$6,000	$0
26	$6,000	$26,302	$100,000	$6,000	$0
27	$6,000	$21,091	$100,000	$6,000	$0
28	$6,000	$15,724	$100,000	$6,000	$0
29	$6,000	$10,196	$100,000	$6,000	$0
30	$6,000	$4,501	$100,000	$6,000	$0
31	$6,000	$0	$100,000	$6,000	$0
32	$6,000	$0	$100,000	$6,000	$0
33	$6,000	$0	$100,000	$6,000	$0
34	$6,000	$0	$100,000	$6,000	$0
35	$6,000	$0	$100,000	$6,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal: (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no increases are added to the withdrawal percentage due to delaying withdrawals.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 4%, 5% and 6% of the Protected Payment Base, respectively, will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

APPENDIX D:

FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Examples 1 through 5 apply to the Flexible Lifetime Income (Single) and (Joint) Riders

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.

•	No Automatic Resets or Owner-Elected Resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $12,000 (6% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $212,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,600 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.

•	Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$10,600	$210,890		$212,000		$201,400
3			$210,890	$0	$212,000	$10,600	$201,400
Activity		$10,600	$215,052		$212,000		$190,800
4	(Prior to Automatic Reset)		$215,052	$0	$212,000	$10,600	$190,800
4	(After Automatic Reset)		$215,052	$0	$215,052	$10,752	$215,052
Activity		$10,600	$219,506		$215,052	$152	$204,452
5	(Prior to Automatic Reset)		$219,506	$0	$215,052	$10,752	$204,452
5	(After Automatic Reset)		$219,506	$0	$219,506	$10,975	$219,506

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(a)	the Protected Payment Base remains unchanged; and
(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,400 ($212,000 – $10,600).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(c)	the Protected Payment Base remains unchanged; and
(d)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $190,800 ($201,400 – $10,600).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,752 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(e)	the Protected Payment Base remains unchanged;
(f)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,452 ($215,052 − $10,600); and
(g)	the Protected Payment Amount is reduced to $152 (5% of the Protected Payment Base less cumulative withdrawals (5% × $215,052 − $10,600 = $152).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,975 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a Reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Resets at Beginning of Contract Year 4.

Beginning			Contract		Protected	Protected	Remaining
of Contract	Purchase		Value after	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$207,590	$0	$197,000
3			$206,490	$0	$207,590	$10,379	$197,000
4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000
4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $212,000

•	Remaining Protected Balance = $212,000

•	Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (Total withdrawal amount – Protected Payment Amount; $15,000 – $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 – $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1-ratio); $212,000 × (1-2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $197,210 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($212,000 – $10,600) × (1-2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $197,000 (Remaining Protected Balance – total withdrawal amount; $212,000 – $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375

•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

This example applies to the Flexible Lifetime Income Rider (Single) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 59 1/2 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1 and no Resets occurred, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

Example #7 – Lifetime Income.

This example applies to the Flexible Lifetime Income Rider (Joint) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

•	All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
Activity (Death of first Designated Life)
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value and Remaining Protected Balance were reduced to zero) until the death of all Designated Lives eligible for lifetime benefits.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX E:

INCOME ACCESS RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value after	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Base	Amount	Balance

1	$100,000			$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

•	No withdrawals taken.

•	No Automatic Step-Ups or Owner-Elected Step-Ups.

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value after	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Base	Amount	Balance

1	$100,000		$122,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$7,000	$120,000
2	(Prior to Automatic Step-Up)		$122,000	$120,000	$8,400	$120,000
2	(After Automatic Step-Up)		$122,000	$120,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment remains at $7,000 until the Protected Payment Amount is determined at the Beginning of Contract Year 2.

Because at the Beginning of Contract Year 2, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 2 – Prior to Automatic Step-Up), an automatic step-up occurred which step-ups the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at the Beginning of Contract Year 2 – After Automatic Step-Up). As a result, the Protected Payment Amount is equal to $8,540 (7% of the step-up Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

•	Automatic Step-Up at the Beginning of Contract Year 2.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000			$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$7,000	$120,000
2	(Prior to Automatic Step-Up)		$122,000	$120,000	$8,400	$120,000
2	(After Automatic Step-Up)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$8,540	$113,460
3			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

(a) the Protected Payment Base remains unchanged; and
(b) the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Step-Up at Beginning of Contract Year 2 and 4.

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value after	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$100,000		$200,000	$200,000	$7,000	$200,000
2	(Prior to Automatic Step-Up)		$207,000	$200,000	$14,000	$200,000
2	(After Automatic Step-Up)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$14,490	$192,000
3			$206,490	$206,503	$14,455	$192,000
4	(Prior to Automatic Step-Up)		$220,944	$206,503	$14,455	$192,000
4	(After Automatic Step-Up)		$220,944	$220,944	$15,466	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $207,000

•	Remaining Protected Balance = $207,000

•	Protected Payment Amount = $14,490 (7% × Protected Payment Base; 7% × $207,000 = $14,490)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (Total withdrawal amount – Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1-ratio); $207,000 × (1-0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $192,047 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($207,000 – $14,490) × (1-0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $192,000 (Remaining Protected Balance – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $14,490, but at the Beginning on Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Step-Up), an automatic step-up occurred which step-ups the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Step-Up).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$7,000	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$7,000	$96,250
09/15/2007	$1,875			$100,000	$7,000	$94,375
12/15/2007	$1,875			$100,000	$7,000	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$7,000	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$7,000	$98,125
04/01/2007		$2,000		$100,000	$7,000	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$7,000	$94,250
09/15/2007	$1,875			$100,000	$7,000	$92,375
11/15/2007		$4,000		$99,140	$7,000	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375

•	Protected Payment Amount less withdrawals already taken = $7,000 – $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount less withdrawals already taken. Numerically, the excess withdrawal amount is $750 (Total withdrawal amount – Protected Payment Amount less withdrawals already taken; $4,000 – ($7,000 – $3,750 = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1-ratio); $100,000 × (1-0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $3,250) × (1-0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

APPENDIX F:

GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) AND GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.
•	A withdrawal of $10,000 is taken during Contract Year 7.

Beginning	Purchase			Guaranteed	Amount
of Contract	Payments	Withdrawal	Contract	Protection	added to the
Year	Received	Amount	Value	Amount	Contract Value

1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) − (c) as indicated below:

(a)	is the Contract Value at the start of the Term,
(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and
(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

•	Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 − 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, there was an optional Step-Up elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by finding the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000/$119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662*0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) − (c) = $114,209 ($124,662 + 0 − $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 − $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

APPENDIX G:

GUARANTEED INCOME ADVANTAGE PLUS RIDER
SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2 – Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

								Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

Beginning of Year 2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,237. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,237 ($101,237 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,717 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3 – Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

								Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

Beginning of Year 2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0

Beginning of Year 3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4 – Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

								Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

Beginning of Year 2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0

Beginning of Year 3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Activity		$8,000	$185,092	$193,743	$182,376		-$8,000 = $2,000	-$0 = $0

Beginning of Year 4			$187,848	$199,099	$187,848	$200,000	$10,000	$2,000

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3:
$197,237

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4:
+ $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3:
− $8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4:
$199,099

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000
3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000
4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000
5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000
6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000
7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000
8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000
9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000
10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000
11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$97,926	$100,000	$97,926	$100,000	$5,000	$0
3	$95,789	$100,000	$95,789	$100,000	$5,000	$0
4	$93,588	$100,000	$93,588	$100,000	$5,000	$0
5	$91,321	$100,000	$91,321	$100,000	$5,000	$0
6	$88,986	$100,000	$88,986	$100,000	$5,000	$0
7	$81,392	$100,000	$83,910	$100,000	$5,000	$0
8	$74,026	$100,000	$78,676	$100,000	$5,000	$0
9	$66,881	$100,000	$73,280	$100,000	$5,000	$0
10	$59,950	$100,000	$67,718	$100,000	$5,000	$0
11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least ten (10) years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a)	the Guaranteed Income Base; or

(b)	the GIA Plus Step-Up Value; less any:

(c)	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;

(d)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

(e)	charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

APPENDIX H:

DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract may effect the values and benefits. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Death Benefit Amount

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

•	A withdrawal of $35,000 is taken during Contract Year 6.

Beginning	Purchase			Return of
of Contract	Payments	Withdrawal		Purchase
Year	Received	Amount	Contract Value	Payments

1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,002
7			$111,666	$95,002
8			$103,850	$95,002
9			$96,580	$95,002
10 Death Occurs			$89,820	$95,002

On the Rider effective date, the initial values are set as follows:

•	Return of Purchase Payment = Initial Purchase Payment = $100,000
•	Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Return of Purchase Payment death benefit increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payment death benefit on a pro rata basis to $95,002 and decreased the Contract Value.

During Contract Year 10, death occurs. The death benefit amount will be the Return of Purchase Payments reduced by an amount for each withdrawal ($95,002) because that amount is greater than the Contract Value.

Using the table above, if death occurred in Contract Year 7, the death benefit amount would be the Contract Value ($111,666) because that amount is greater than the Return of Purchase Payment (reduced by an amount for withdrawals) of $95,002.

Stepped-Up Death Benefit Rider

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

•	A withdrawal of $35,000 is taken during Contract Year 6.

•	Annual Step-Ups occur on each of the first seven Contract Anniversaries.

					Guaranteed
					Minimum
Beginning	Purchase			Return of	(Stepped-Up)
of Contract	Payments	Withdrawal	Contract	Purchase	Death Benefit
Year	Received	Amount	Value[1]	Payments[1]	Amount

1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,002	$108,414
7			$111,666	$95,002	$111,666
8			$103,850	$95,002	$111,666
9			$96,580	$95,002	$111,666
Death Occurs			$89,820	$95,002	$111,666

[1]	The greater of the Contract Value or the adjusted Return of Purchase Payments represents the Death Benefit Amount.

On the Rider effective date, the initial values are set as follows:

•	Return of Purchase Payment = Initial Purchase Payment = $100,000
•	Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000
•	Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Return of Purchase Payment death benefit amount to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payments death benefit on a pro rata basis to $95,002 and decreased the Contract Value. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,414.

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Return of Purchase Payments adjusted for withdrawals) or the Guaranteed Minimum Death Benefit Amount. The death benefit proceeds are equal to the Guaranteed Minimum Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Return of Purchase Payments of $95,002).

APPENDIX I:

EARNINGS ENHANCEMENT GUARANTEE (EEG)
RIDER SAMPLE CALCULATIONS

The numeric examples show in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals effect the values and benefits under this Rider. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider effective Date = Contract Date

•	A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

•	A withdrawal of $20,000 is taken during Contract Year 7.

•	A withdrawal of $10,000 is taken during Contract Year 8.

						Adjustment to
Beginning	Purchase				Remaining	Remaining
of Contract	Payments	Withdrawal	Contract		Purchase	Purchase
Year	Received	Amount	Value	Earnings[1]	Payments	Payments	40% EEG[2]	25% EEG[3]

1	$100,000		$100,000	$0	$100,000	—	$0	$0
2			$103,000	$3,000	$100,000	—	$1,200	$750
3			$106,090	$6,090	$100,000	—	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	—	$3,387	$2,117
4			$129,421	$9,421	$120,000	—	$3,768	$2,355
5			$133,304	$13,304	$120,000	—	$5,321	$3,326
6			$137,303	$17,303	$120,000	—	$6,921	$4,326
7			$141,422	$21,422	$120,000	—	$8,569	$5,355
Activity		$20,000	$124,592	$4,592	$120,000	—	$1,837	$1,148
8			$125,516	$5,516	$120,000	—	$2,206	$1,379
Activity		$10,000	$118,330	$0	$118,330	$1,670	$0	$0
9			$119,208	$878	$118,330	—	$351	$219
Death at the beginning of year 10			$126,360	$8,030	$118,330	—	$3,212	$2,008

[1]	For Rider purposes, Earnings are equal to the Contract Value less Remaining Purchase Payments.

[2]	40% EEG amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

[3]	25% EEG amount is applicable if the oldest Annuitant was age 70 to 75 on the Rider Effective Date.

On the Rider effective date, the initial values are set as follows:

•	Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $4,592. The $4,592 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($124,592 – $120,000 = $4,592). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Earnings at the time of the withdrawal were $8,330, the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $1,670 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 – $8,330 = $1,670). The Earnings will be reduced to zero.

During Contract Year 10 death occurs. The EEG amount added to the death benefit is based on the age of the oldest Annuitant on the Rider Effective Date and the lesser of the Earnings and Remaining Purchase Payments adjusted for withdrawals.

Assuming the oldest Annuitant was 69 or younger on the Rider Effective Date, the EEG amount added to the death benefit would be $3,212. $3,212 represents 40% of the Earnings ($8,030 × 40% = $3,212) which is less than 40% of the Remaining Purchase Payments adjusted for withdrawals ($118,330 × 40% = $47,332).

Assuming the oldest Annuitant was 70 to 75 on the Rider Effective Date, the EEG amount added to the death benefit would be $2,008. $2,008 represents 25% of the Earnings ($8,030 × 25% = $2,008) which is less than 25% of the Remaining Purchase Payments adjusted for withdrawals ($118,330 × 25% = $29,583).

PACIFIC PORTFOLIOS	WHERE TO GO FOR MORE INFORMATION

The Pacific Portfolios variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You will find more information about the Pacific Portfolios variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2009.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. In this Prospectus, you will find the table of contents for the SAI on page 112.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to Contact Us
Call or write to us at:
Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: 1-800-722-4448
Registered Representatives: 1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company1299 Farnam Street, 6th Floor, AMF
Omaha, Nebraska 68102

How to Contact the SEC	Commission’s Public Reference Section 100 F Street, NE Washington, D.C. 20549 1-202-551-8090 Website: www.sec.gov e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

Pacific Life Insurance Company
Mailing address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

CHANGE SERVICE REQUESTED

Visit us at our website: www.PacificLife.com

800-09A

Supplement dated May 1, 2009 to the Prospectus dated May 1, 2009 for the
Pacific Portfolios variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2009, as supplemented.

The purpose of this supplement is to inform you of a new optional living benefit rider.

The AN OVERVIEW OF PACIFIC PORTFOLIOS section is amended as follows:

The Optional Riders — Optional Living Benefit Riders subsection is amended to include the following:

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See the OTHER OPTIONAL RIDERS — General Information — Investment Allocation Requirements section in the Prospectus.

CoreIncome Advantage Rider

This optional Rider lets you, before the Annuity Date, withdraw up to 4% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive 4% of a Protected Payment Base for life, if certain conditions are met. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.00%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Reset, Owner-Elected Reset and Reset Date are described in the OTHER OPTIONAL RIDERS – CoreIncome Advantage Rider section in this supplement.

This Rider is called the Core Withdrawal Benefit Rider in the Contract’s Rider.

The Periodic Expenses section is amended to include the following:

	Current Charge	Maximum Charge
	Percentage	Percentage

• CoreIncome Advantage Rider Charge*	0.40%	1.00%

* If you buy the CoreIncome Advantage Rider, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete description of the Protected Payment Base, see the OTHER OPTIONAL RIDERS — CoreIncome Advantage Rider section in this supplement. The charge is deducted from your Contract Value on a quarterly basis. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. The annual charge is only waived for the quarter that we are notified of death or annuitization. See the CHARGES, FEES AND DEDUCTIONS — Optional Rider Charges section in this supplement for further information.

Footnote 8 is replaced with the following:

Only one CoreIncome Advantage, Flexible Lifetime Income Plus (Single), Flexible Lifetime Income Plus (Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Flexible Lifetime Income (Joint), Lifetime Income Access Plus, Income Access Plus, or Income Access Rider may be owned or in effect at the same time. Only one GIA Plus, GIA 5, or GIA Rider may be owned or in effect at the same time. Only one GPA 3, GPA 5, or GPA Rider may be owned or in effect at the same time.

The CHARGES, FEES AND DEDUCTIONS section is amended as follows:

The Optional Rider Charges subsection is amended to include the following:

CoreIncome Advantage Rider Charge

If you purchase this Rider, we will deduct an annual charge of 0.40% for the Rider from your Investment Options on a quarterly basis. The quarterly deduction is equal to 0.10% multiplied by the Protected Payment Base and is deducted from your Contract Value every three months following the Rider Effective Date (“Quarterly Rider Anniversary”). The charge is deducted on a proportionate basis from your Investment Options (excluding the DCA Plus Fixed Option) every Quarterly Rider Anniversary that the Rider remains in effect and when the Rider is terminated.

If this Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted from the Contract Value on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, we will prorate the charge based on the Protected Payment Base as of the day the Rider terminates. Such prorated amount will be deducted from the Contract Value on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day the Rider terminates.

We will waive the charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of the Contract or when the Contract Value is zero. The charge is only waived for the quarter that we are notified of death or annuitization, even if death occurs in a prior quarter.

Change in Annual Charge — The annual charge percentage may increase as a result of any Automatic Reset or Owner-Elected Reset. The annual charge percentage will not exceed the annual charge percentage then in effect for new issues of this same Rider or the maximum annual charge percentage of 1.00% (0.25% quarterly). If an Automatic Reset or Owner-Elected Reset never occurs, the annual charge percentage established on the Rider Effective Date is guaranteed not to change.

The OTHER OPTIONAL RIDERS section is amended as follows:

The Multiple Rider Ownership subsection is replaced with the following:

Only one CoreIncome Advantage, Flexible Lifetime Income Plus (Single), Flexible Lifetime Income Plus (Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Flexible Lifetime Income (Joint), Lifetime Income Access Plus, Income Access Plus, or Income Access Rider may be owned or in effect at the same time. Only one GIA Plus, GIA 5, or GIA Rider may be owned or in effect at the same time. Only one GPA 3, GPA 5, or GPA Rider may be owned or in effect at the same time.

All references to rider exchanges concerning the riders listed in the table below are replaced with the following:

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN
Income Access	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary.

CoreIncome Advantage	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Income Access Plus	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary.

Lifetime Income Access Plus	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary.

FROM	TO	WHEN
Flexible Lifetime Income (Single)	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary.

	Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income (Joint)	Income Access Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary.

	Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Foundation 10	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Single)	Income Access Flexible Lifetime Income Plus (Joint)	On any Contract Anniversary.

	Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Joint)	Income Access Flexible Lifetime Income Plus (Single)	On any Contract Anniversary.

	Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Automatic Income Builder	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages, annual credit percentages, and lifetime income age requirements that differ between the Riders listed above. Work with your investment professional prior to electing an exchange.

The following withdrawal benefit rider is added:

CoreIncome Advantage Rider

This optional Rider lets you, before the Annuity Date, lock in market gains and withdraw up to 4% of a Protected Payment Base for life, if certain conditions are met.

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements outlined in the Prospectus. See OTHER OPTIONAL RIDERS — General Information — Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount — The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 4% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	4% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 4% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX ISSUES – IRAs and Qualified Plans section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See Sample Calculations—Example #4 for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX ISSUES section in the Prospectus.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See the FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions section in the Prospectus.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section in this supplement).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. If the surviving spouse is 65 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits section in the Prospectus).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Rider purchased at Contract issue by a 64-year old.
•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Automatic Reset at Beginning of contract Year 2.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
2	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at the beginning of Contract Year 2, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000). Also, the Protected Payment Amount will now be paid for life.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
2	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000
Activity		$5,000	$216,490	$207,000	$3,280	$202,000
3	(Prior to Automatic Reset)		$216,490	$207,000	$8,280	$202,000
3	(After Automatic Reset)		$216,490	$216,490	$8,660	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,280):

(a)	the Protected Payment Base remains unchanged; and
(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 – $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $3,280 ($8,280 -$5,000).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at

Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value after	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
2	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000
Activity		$25,000	$196,490	$190,750	$0	$182,000
3	(Prior to Automatic Reset)		$196,490	$190,750	$7,630	$182,000
3	(After Automatic Reset)		$196,490	$196,490	$7,860	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $8,280), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $207,000
•	Remaining Protected Balance = $207,000
•	Protected Payment Amount = $8,280 (4% × Protected Payment Base; 4% × $207,000 = $8,280)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $8,280 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $16,720 (total withdrawal amount – Protected Payment Amount; $25,000 – $8,280 = $16,720).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 7.85% ($16,720 ÷ ($221,490 – $8,280); $16,720 ÷ $213,210 = 0.0785 or 7.85%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $190,750 (Protected Payment Base × (1-ratio); $207,000 × (1-7.85%); $207,000 × 92.15% = $190,750).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $183,120 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($207,000 – $8,280) × (1-7.85%); $198,720 × 92.15% = $183,120).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $182,000 (Remaining Protected Balance – total withdrawal amount; $207,000 – $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,120 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4% of the Protected Payment Base after the withdrawal (4% of $190,750 = $7,630), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$4,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125	$98,125
05/01/2007				$100,000	$4,000	$98,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$2,125	$96,250
09/15/2007	$1,875			$100,000	$250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008				$100,000	$4,000	$90,500
Contract Anniversary

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$4,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125	$98,125
04/01/2007		$2,000		$100,000	$125	$96,125
05/01/2007				$100,000	$4,000	$96,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$2,125	$94,250
09/15/2007	$1,875			$100,000	$250	$92,375
11/15/2007		$4,000		$95,820	$0	$88,274

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820 and the Remaining Protected Balance is reduced to $88,274.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1-ratio); $100,000 × (1-4.18%); $100,000 × 95.82% = $95,820).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,274 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $250) × (1-4.18%); $92,125 × 95.82% = $88,274).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,274 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,274.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$4,000	$96,489	$100,000	$4,000	$96,000
2	$4,000	$94,384	$100,000	$4,000	$92,000
3	$4,000	$92,215	$100,000	$4,000	$88,000
4	$4,000	$89,982	$100,000	$4,000	$84,000
5	$4,000	$87,681	$100,000	$4,000	$80,000
6	$4,000	$85,311	$100,000	$4,000	$76,000
7	$4,000	$82,871	$100,000	$4,000	$72,000
8	$4,000	$80,357	$100,000	$4,000	$68,000
9	$4,000	$77,768	$100,000	$4,000	$64,000
10	$4,000	$75,101	$100,000	$4,000	$60,000
11	$4,000	$72,354	$100,000	$4,000	$56,000
12	$4,000	$69,524	$100,000	$4,000	$52,000
13	$4,000	$66,610	$100,000	$4,000	$48,000
14	$4,000	$63,608	$100,000	$4,000	$44,000
15	$4,000	$60,517	$100,000	$4,000	$40,000
16	$4,000	$57,332	$100,000	$4,000	$36,000
17	$4,000	$54,052	$100,000	$4,000	$32,000
18	$4,000	$50,674	$100,000	$4,000	$28,000
19	$4,000	$47,194	$100,000	$4,000	$24,000
20	$4,000	$43,610	$100,000	$4,000	$20,000
21	$4,000	$39,918	$100,000	$4,000	$16,000
22	$4,000	$36,115	$100,000	$4,000	$12,000
23	$4,000	$32,199	$100,000	$4,000	$8,000
24	$4,000	$28,165	$100,000	$4,000	$4,000
25	$4,000	$24,010	$100,000	$4,000	$0
26	$4,000	$19,730	$100,000	$4,000	$0
27	$4,000	$15,322	$100,000	$4,000	$0
28	$4,000	$10,782	$100,000	$4,000	$0
29	$4,000	$6,105	$100,000	$4,000	$0
30	$4,000	$1,288	$100,000	$4,000	$0
31	$4,000	$0	$100,000	$4,000	$0
32	$4,000	$0	$100,000	$4,000	$0
33	$4,000	$0	$100,000	$4,000	$0
34	$4,000	$0	$100,000	$4,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

PACIFIC PORTFOLIOS FOR CHASE	PROSPECTUS MAY 1, 2009

Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company (Pacific Life).

This Prospectus provides information you should know before buying a Contract. It’s accompanied by current Prospectuses for the Funds that provide the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read all of the Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract; the Variable Investment Options are listed according to the underlying Funds:

VARIABLE INVESTMENT OPTIONS

Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Mid-Cap Value Equity Index Small-Cap Index Diversified Research Equity American Funds® Asset Allocation	American Funds® Growth-Income American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Growth LT Focused 30 Health Sciences Mid-Cap Equity	International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market High Yield Bond Managed Bond Inflation Managed	Pacific Dynamix – Conservative Growth Pacific Dynamix – Moderate Growth Pacific Dynamix – Growth Large-Cap Growth Comstock Mid-Cap Growth Real Estate Small-Cap Equity Diversified Bond

AIM Variable Insurance Funds AIM V.I. PowerShares ETF Allocation Fund Series II	AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B	BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III
Franklin Templeton Variable Insurance Products Trust Franklin Templeton VIP Founding Funds Allocation Fund Class 4	GE Investments Funds, Inc. GE Investments Total Return Fund Class 4

JPMorgan Insurance Trust
JPMorgan Insurance Trust Core Bond Portfolio JPMorgan Insurance Trust Equity Index Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio (formerly called JPMorgan Insurance Trust Diversified Equity Portfolio)	JPMorgan Insurance Trust Intrepid Growth Portfolio JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

Van Kampen Life Investment Trust
Van Kampen LIT Global Tactical Asset Allocation
Portfolio Class II

FIXED OPTIONS DCA Plus Fixed Option Guaranteed Interest Options (GIOs) with 3-year, 6-year and 10-year terms

Not all of the fixed options are available in every state.

You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2009. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 108 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

YOUR GUIDE TO THIS PROSPECTUS

2

AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are allowed or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. The terms of your Contract and of any Rider or Endorsement prevail over what is in this Prospectus. See your Registered Representative or contact us for specific information that may be applicable to your state.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we state otherwise.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Pacific Portfolios Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable annuity, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Portfolios is an annuity contract between you and Pacific Life Insurance Company. Annuity contracts have two phases, the accumulation phase and the annuitization (income) phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It’s important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Pacific Portfolios is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you have made, depending on the state where you signed your application and the type of Contract you buy.

You will find more information about the Right to Cancel (“Free Look”) period starting on page 41.

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AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”.

You will find more information about Making Your Investments (“Purchase Payments”) starting on page 18.

Investment Options

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or registered representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf.

You can choose from a variety of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of a Fund. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

You will find more information about the Investment Options and the Investment Advisers starting on page 14.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only 2 transfers per month may involve the AIM V.I. PowerShares ETF Allocation Fund, BlackRock Global Allocation V.I. Fund, GE Investments Total Return Fund, International Value, International Small-Cap, International Large-Cap, Emerging Markets, or Van Kampen LIT Global Tactical Asset Allocation Investment Options. In addition, only 2 transfers into or out of the American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month. If you have used all 25 transfers in a calendar year, you may make one additional transfer of all or a portion of your Variable Account Value to the Money Market Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Transfers made under these systematic transfer programs or transfers made by us to update a Portfolio Optimization Model are excluded from the limitation. Some restrictions may apply to transfers to or from any fixed option.

We will apply a Market Value Adjustment (MVA) if you make a transfer or withdrawal from a Guaranteed Interest Option (GIO) before the end of its term. See Appendix A for details about how we calculate the MVA.

You will find more information about transfers and transfer limitations starting on page 25.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Investments that are less than 7 years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal tax penalty may also apply to taxable withdrawals.

You will find more information about withdrawals starting on page 39.

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The Income Phase

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life.

You can choose fixed or variable annuity payments, or a combination of both. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to 4 times in any 12-month period.

You will find more information about annuitization starting on page 31 and annuity options available under the Contract starting on page 32.

The Death Benefit

Generally, the Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

You will find more information about the death benefit starting on page 34.

Optional Riders

Optional Riders are subject to availability (including state availability). Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with a qualified investment professional for advice on whether an optional Rider is appropriate for you. We reserve the right to restrict the purchase of an optional living benefit Rider to only Contract issue in the future.

Stepped-Up Death Benefit (SDBR) Rider

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the Annuitant’s 81st birthday) adjusted for additional Purchase Payments and withdrawals. You can only buy the SDBR when you buy your Contract. The SDBR is only available for Contracts issued after February 1, 2005.

You will find more information about the SDBR starting on page 37.

Earnings Enhancement Guarantee (EEG) Rider

This optional Rider provides for an additional amount (EEG Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or first death of an Owner who is also an Annuitant. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary.

If you buy the EEG Rider within 60 days after the Contract Date or within 60 days after the first Contract Anniversary, we will make the effective date of the EEG Rider coincide with that Contract Date or Contract Anniversary.

The Earnings Enhancement Guarantee (EEG) Rider, EEG Amount and EEG Charge are called the Guaranteed Earnings Enhancement (GEE) Rider, GEE Amount, and GEE Charge, respectively, in the Contract’s Rider.

You will find more information about the EEG Rider starting on page 38.

Optional Living Benefit Riders

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OTHER OPTIONAL RIDERS – General Information – Investment Allocation Requirements.

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AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Flexible Lifetime Income Plus Rider (Single)

This optional Rider lets you, before the Annuity Date, withdraw up to 5% or 6% (depending on your age) of your Protected Payment Base per year, lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount for life, if certain conditions are met. This Rider also provides an Annual Credit of 5% to your Protected Payment Base and Remaining Protected Balance, for up to a 10 year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw in future years. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.50%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – Flexible Lifetime Income Plus Rider (Single).

This Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You will find more information about the Flexible Lifetime Income Plus Rider (Single) starting on page 45.

Flexible Lifetime Income Plus Rider (Joint)

This optional Rider lets you, before the Annuity Date, withdraw up to 5% or 6% (depending on your age) of your Protected Payment Base per year, lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount, until the Rider terminates, if certain conditions are met. This Rider also provides an Annual Credit of 5% to your Protected Payment Base and Remaining Protected Balance, for up to a 10 year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw in future years. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.75%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Designated Lives, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – Flexible Lifetime Income Plus Rider (Joint).

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status may adversely affect the benefits of this Rider (see Flexible Lifetime Income Plus Rider (Joint) – Ownership and Beneficiary Changes).

This Rider is called the Joint Life Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You will find more information about the Flexible Lifetime Income Plus Rider (Joint) starting on page 51.

Automatic Income Builder Rider

This optional Rider lets you, before the Annuity Date, withdraw up to 4%, 5%, or 6% (depending on your age) of your Protected Payment Base per year, lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount for life, if certain conditions are met. If you are older than 59 1/2 and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base. Once a withdrawal is taken, regardless of your age when the withdrawal occurred, the 0.10% increase in the withdrawal percentage will no longer be applied. Any previously added 0.10% increase in the withdrawal percentage will be locked in and will remain a part of your total withdrawal percentage. If your total withdrawals in a Contract Year exceed the

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annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.50%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Reset, Owner-Elected Resets and Reset Date are described in OTHER OPTIONAL RIDERS – Automatic Income Builder Rider.

This Rider is called the Guaranteed Withdrawal Benefit III Rider in the Contract’s Rider.

You will find more information about the Automatic Income Builder Rider starting on page 56.

Flexible Lifetime Income Rider (Single)

This optional Rider lets you, before the Annuity Date, withdraw up to the Protected Payment Amount per year, lock in market gains, and provides the potential to receive 5% of a Protected Payment Base for life, if certain conditions are met. This Rider also provides an Annual Credit of 6% to your Protected Payment Base and Remaining Protected Balance, for up to a 10 year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw in future years. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – Flexible Lifetime Income Rider (Single).

This Rider is called the 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You will find more information about the Flexible Lifetime Income Rider (Single) starting on page 62.

Flexible Lifetime Income Rider (Joint)

This optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive up to the Protected Payment Amount, regardless of market performance, until the death of all Designated Lives eligible for lifetime benefits, if certain conditions are met. This Rider also provides an Annual Credit of 6% to your Protected Payment Base and Remaining Protected Balance, for up to a 10 year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw in future years. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Designated Lives, Annual Credit, Automatic Reset, Owner-Elected Reset and Reset Date are described in OTHER OPTIONAL RIDERS – Flexible Lifetime Income Rider (Joint).

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status may adversely affect the benefits of this Rider (see Flexible Lifetime Income Rider (Joint) – Ownership and Beneficiary Changes).

This Rider is called the Joint Life 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You will find more information about the Flexible Lifetime Income Rider (Joint) starting on page 67.

Income Access Rider

This optional Rider lets you, before the Annuity Date, withdraw up to 7% of your Protected Payment Base per year and lock in market gains. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Starting May 1, 2007, on any Contract Anniversary beginning with the first (1st) anniversary of the Rider Effective Date or most recent Step-Up Date, whichever is later, this Rider provides for Automatic Step-Ups or Owner-Elected Step-Ups of the Protected Payment Base

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AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE

and Remaining Protected Balance to an amount equal to 100% of the Contract Value. If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Any Step-Up may include an increase in the annual charge percentage (up to a maximum of 0.75%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Step-Up, Owner-Elected Step-Up, and Step-Up Date are described in OTHER OPTIONAL RIDERS – Income Access Rider.

You will find more information about the Income Access Rider starting on page 72.

Guaranteed Protection Advantage 3 (GPA 3) Rider

This optional Rider allows for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”). The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 3rd anniversary of the Rider Effective Date and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the annual charge percentage (up to a maximum of 1.00%) associated with the Rider.

You will find more information about the GPA 3 Rider starting on page 76.

Guaranteed Protection Advantage 5 (GPA 5) Rider

This optional Rider allows for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”). The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the annual charge percentage (up to a maximum of 0.75%) associated with the Rider.

You will find more information about the GPA 5 Rider starting on page 77.

Guaranteed Income Advantage Plus (GIA Plus) Rider

The optional Rider offers a guaranteed income annuity option, a minimum fixed income payout, the ability to lock in market gains, and withdraw money each year.

The GIA Plus Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.

You will find more information about the GIA Plus Rider starting on page 79.

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Fees and Expenses

This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)[1]

“Age” of Payment in Years:	1	2	3	4	5	6	7 or more
Withdrawal Charge Percentage	7%	7%	6%	5%	3%	1%	0%

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract, not including Portfolio fees and expenses.

• Annual Fee[2]	$40.00

Separate Account A Annual Expenses (as a percentage of the average daily Account Value3) (See TERMS USED IN THIS PROSPECTUS on page 106):

	Without	With Stepped-Up
	Rider	Death Benefit Rider

• Mortality and Expense Risk Charge[4]	1.25%	1.25%
• Administrative Fee[4]	0.15%	0.15%
• Death Benefit Rider Charge[4,5]	none	0.20%

• Total Separate Account A Annual Expenses	1.40%	1.60%

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans on page 91):

• Loan Interest Rate (net)[6]		2.00%

Optional Rider7 Annual Expenses (calculated as a percentage of Contract Value3 unless otherwise noted in the footnotes below.) (See TERMS USED IN THIS PROSPECTUS on page 106):

	Current Charge	Maximum Charge
	Percentage	Percentage

• Earnings Enhancement Guarantee (EEG) Rider Charge[8]	0.25%	0.25%
• Flexible Lifetime Income Plus Rider Charge (Single)[9]	1.25%	1.50%
• Flexible Lifetime Income Plus Rider Charge (Joint)[9]	1.40%	1.75%
• Foundation 10 Rider Charge[10]	1.35%	1.50%
• Automatic Income Builder Rider Charge[11]	0.95%	1.50%
• Flexible Lifetime Income Rider Charge (Single)[12]	0.65%	1.20%
• Flexible Lifetime Income Rider Charge (Joint)[12]	0.85%	1.20%
• Lifetime Income Access Plus Rider Charge[13]	0.60%	1.20%
• Income Access Plus Rider Charge[13]	0.40%	1.20%
• Income Access Rider Charge[14]	0.65%	0.75%
• Guaranteed Protection Advantage 3 (GPA 3) Rider Charge[15]	0.75%	1.00%
• Guaranteed Protection Advantage 5 (GPA 5) Rider Charge[16]	0.55%	0.75%
• Guaranteed Income Advantage Plus (GIA Plus) Rider Charge[17]	0.75%	0.75%
• Guaranteed Income Advantage 5 (GIA 5) Rider Charge[18]	0.40%	0.75%

[1]	The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

[2]	We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

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[3]	The Account Value represents the value of your Variable Investment Options and any fixed Investment Options on any Business Day. The Contract Value represents the value of your Variable Investment Options, any fixed Investment Options plus any Loan Account Value on any Business Day.

[4]	This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

[5]	If you buy the Stepped-Up Death Benefit Rider we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. The Stepped-Up Death Benefit Rider is only available on Contracts issued on or after February 1, 2005, subject to state availability.

[6]	If we process a loan on your Contract, we will charge you a gross interest rate of 5.00% on your outstanding principal amount. We will credit you the amount of 3.00% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 2.00% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

[7]	Only one Flexible Lifetime Income Plus (Single), Flexible Lifetime Income Plus (Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Flexible Lifetime Income (Joint), Lifetime Income Access Plus, Income Access Plus, or Income Access Rider may be owned or in effect at the same time. Only one GIA Plus or GIA 5 Rider may be owned or in effect at the same time. Only one GPA 3 or GPA 5 Rider may be owned or in effect at the same time.

[8]	If you buy the EEG Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

[9]	If you buy the Flexible Lifetime Income Plus Rider (Single or Joint), the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The Protected Payment Base is the amount used to determine the allowable annual withdrawal amount under the Rider. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – Flexible Lifetime Income Plus Rider (Single or Joint). We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. Under the Single version, we will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Under the Joint version, we will waive the annual charge if the Rider terminates as a result of the death of the surviving Designated Life, upon full annuitization of the Contract or after the Contract Value is zero. The annual charge is only waived for the current Contract Year, even if death occurs in a prior Contract Year.

[10]	If you purchased the Foundation 10 Rider, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The Protected Payment Base is the amount used to determine the allowable annual withdrawal amount under the Rider. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see the OTHER OPTIONAL RIDERS – Foundation 10 Rider subsection in the SAI and/or in the Rider attached to your Contract. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. The Foundation 10 Rider is no longer available for purchase. If you purchased the Rider, you will find more information about the Rider in the SAI or in the Rider attached to your Contract.

[11]	If you buy the Automatic Income Builder Rider, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The Protected Payment Base is the amount used to determine the allowable annual withdrawal amount under the Rider. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – Automatic Income Builder Rider. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. The annual charge is only waived for the current Contract Year, even if death occurs in a prior Contract Year.

[12]	If you buy the Flexible Lifetime Income Rider (Single or Joint), the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The Protected Payment Base is the amount used to determine the allowable annual withdrawal amount under the Rider. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS – Flexible Lifetime Income Rider (Single or Joint). We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. Under the Single version, we will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Under the Joint version, we will waive the annual charge if the Rider terminates as a result of the death of the surviving Designated Life or upon full annuitization of the Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[13]	If you purchased the Lifetime Income Access Plus Rider or the Income Access Plus Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. The Lifetime Income Access Plus and Income Access Plus Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in the SAI or in the Rider attached to your Contract.

[14]	If you buy the Income Access Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if an Automatic Step-Up or Owner-Elected Step-Up occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[15]	If you buy the GPA 3 Rider, the annual charge is equal to the current charge percentage multiplied by the Guaranteed Protection Amount. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. For a complete description of the Guaranteed Protection Amount, see OTHER OPTIONAL RIDERS – Guaranteed Protection Advantage 3 (GPA 3) Rider. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage

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may increase to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[16]	If you buy the GPA 5 Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[17]	If you buy the GIA Plus Rider, we charge the fee based on the greater of the Contract Value or the Guaranteed Income Base. The initial Guaranteed Income Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. The Guaranteed Income Base is the amount invested to date grown at 5% annually (until age 80) that may be used for fixed annuity payments starting on the Annuity Date. For a complete explanation of the Guaranteed Income Base, see OTHER OPTIONAL RIDERS – Guaranteed Income Advantage Plus (GIA Plus). We deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

[18]	If you purchased the GIA 5 Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may increase to the current charge percentage if a Step-Up occurs, but will never be more than the maximum charge percentage. The GIA 5 Rider is no longer available for purchase. If you purchased the Rider, you will find more information about the Rider in the SAI or in the Rider attached to your Contract. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that we are notified of the death or annuitization.

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AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE

Total Annual Fund Operating Expenses

You will find more about the underlying Funds starting on page 14, and in each underlying Fund Prospectus which accompanies this Prospectus.

This table shows the minimum and maximum total annual operating expenses paid by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2008, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	2.37%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	1.64%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect at least through April 30, 2010. There can be no assurance that expense waivers or reimbursements will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses of that Fund.

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Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2008. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are the SDBR, EEG, Flexible Lifetime Income Plus (Joint), GPA 3 and GIA 5 Riders. The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2008. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,417	$2,913	$4,240	$7,983
Minimum*	$830	$1,159	$1,334	$2,304

•	If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,417	$2,373	$3,970	$7,983
Minimum*	$830	$619	$1,064	$2,304

•	If you did not surrender or annuitize, but left the money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$787	$2,373	$3,970	$7,983
Minimum*	$200	$619	$1,064	$2,304

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS section in this Prospectus for condensed financial information about the Subaccounts.

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YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options, the DCA Plus Fixed Option, and among the three Guarantee Terms under the Guaranteed Interest Options (GIOs).

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of a Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation.	Equity securities of relatively large non-U.S. companies believed to be undervalued.	AllianceBernstein L.P.

Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC & J.P. Morgan Investment Management, Inc.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Mid-Cap Value	Long-term growth of capital.	Equity securities of mid-capitalization companies.	BlackRock Capital Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Asset Allocation	High total returns (including income and capital gains) consistent with preservation of capital over the long-term.	A master fund that invests in equity and fixed income securities of both U.S. and non-U.S. companies and in money market instruments.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector that the manager believes may benefit from technological improvements, advancements or developments.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

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PACIFIC SELECT FUND	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Health Sciences	Long-term growth of capital.	Equity and equity-related securities of companies in the health sciences sector. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC

Mid-Cap Equity	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of companies of different capitalization ranges with a focus on large capitalization U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth	Current income and moderate growth of capital.	Targets an equity/debt blend of 40/60 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth	Long-term growth of capital and low to moderate income.	Targets an equity/debt blend of 60/40 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth	Moderately high, long-term growth of capital with low, current income.	Targets an equity/debt blend of 80/20 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	UBS Global Asset Management (Americas) Inc.

Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and REOCs.	Van Kampen

Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	Western Asset Management Company

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AIM VARIABLE INSURANCE FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

AIM V.I. PowerShares ETF Allocation Fund Series II	Provide total return consistent with a moderate level of risk relative to the broad stock market.	Principally invests in exchange traded funds (ETFs) with the expectation to invest, normally, at least 80% of its assets in portfolios of underlying PowerShares ETFs. The fund’s target allocation is to invest approximately 40% to 70% in underlying funds that invest primarily in equity securities and 30% to 60% in underlying funds that invest primarily in fixed income securities.	Invesco Aim Advisors, Inc.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B	Maximize total return.	Invests in equity and debt securities. Targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility.	AllianceBernstein L.P.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities.	BlackRock Advisors, LLC

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Franklin Templeton VIP Founding Funds Allocation Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Normally invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. The underlying funds invest in both U.S. and foreign equity securities and debt securities.	Franklin Templeton Services, LLC serves as the Fund’s administrator.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

GE Investments Total Return Fund Class 4	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	Invests primarily in a combination of U.S. and non-U.S. equity securities and investment-grade debt securities.	GE Asset Management Incorporated

JPMORGAN INSURANCE TRUST**	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

JPMorgan Insurance Trust Core Bond Portfolio	To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	Investment grade bonds and debt securities or unrated bonds and debt securities determined to be of comparable quality, as well as preferred stock.	JPMorgan Investment Advisors Inc.

JPMorgan Insurance Trust Equity Index Portfolio	Investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index®*.	Stocks included in the S&P 500 Index. The Portfolio may also invest in stock index futures and other equity derivatives. The Portfolio’s adviser attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Portfolio and that of the S&P 500 Index without taking into account the Portfolio’s expenses.
JPMorgan Investment Advisors Inc.

JPMorgan Insurance Trust U.S. Equity Portfolio (formerly called JPMorgan Insurance Trust Diversified Equity Portfolio)	To provide high total return from a portfolio of selected equity securities.	Invests at least 80% of its assets in equity securities of U.S. companies. Primarily invests in large- and medium-capitalization U.S. companies.	JPMorgan Investment Advisors Inc.

JPMorgan Insurance Trust Intrepid Growth Portfolio	To provide long-term capital growth.	Invests primarily in equity investments of large- and mid-capitalization companies. The Portfolio generally defines large-capitalization companies as those with a market capitalization over $10 billion and mid-capitalization companies as those with a market capitalization between $1 billion and $10 billion, at the time of purchase.	JPMorgan Investment Advisors Inc.

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	Capital growth over the long term.	Invests primarily in common stocks of mid-cap companies which the Portfolio adviser believes are capable of achieving sustained growth.	JPMorgan Investment Advisors Inc.

VAN KAMPEN LIFE INVESTMENT TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Van Kampen LIT Global Tactical Asset Allocation Portfolio Class II	Seek capital appreciation over time.	Invests primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.	Van Kampen Asset Management

*	S&P 500 Index is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with JPMorgan Insurance Trust.

**	Effective May 8, 2006, we will no longer accept purchase orders for the JPMorgan Insurance Trust Mid Cap Value Portfolio (formerly called the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio).

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The Investment Advisers

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Money Market and High Yield Bond Portfolios under that name.

Invesco Aim Advisors, Inc. is the investment adviser for the AIM Variable Insurance Funds and has retained other affiliated sub-advisers to manage the portfolio. It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund’s investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.

AllianceBernstein L.P. is the investment adviser for the AllianceBernstein Variable Products Series Fund, Inc.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for its portfolios.

Franklin Advisers, Inc. is the investment adviser for the Franklin Templeton Variable Insurance Products Trust.

GE Asset Management Inc. is the investment adviser for the GE Investments Funds, Inc.

JPMorgan Investment Advisors Inc. is an investment adviser to JPMorgan Insurance Trust and oversees the management of the JPMorgan Insurance Trust Portfolios, included in the Contract.

Van Kampen Asset Management is the investment adviser for the Van Kampen Life Investment Trust.

Your Fixed Options

The fixed options offer you a guaranteed minimum interest rate on amounts that you allocate to these options. Amounts you allocate to these options, and your earnings credited are held in our General Account.

Subject to state availability, the Guaranteed Interest Options (GIOs) are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the Market Value Adjustment (MVA). Collectively, these options are referred to as “fixed options” in this Prospectus. Not all fixed options may be available, contact your registered representative about the availability of these options. For more detailed information about these options, see THE GENERAL ACCOUNT.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your registered representative to fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your registered representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Investment for more than 5 Business Days without your permission. In any case, we will not hold your initial Investment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. You must submit all contracts to be exchanged when you submit your application. Call your registered representative, or call us at 1-800-722-4448. Registered Representatives may call us at 1-800-722-2333.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint and Contingent Owners/Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we are not notified of the death and we issue the Contract, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we received in connection with an exchange or

17

transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refund may subject the refunded assets to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Investment

Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. Currently, we are not enforcing the minimum initial Investment on Qualified Contracts but we reserve the right to enforce the minimum initial Investment on Qualified Contracts in the future. For Non-Qualified Contracts, if the entire minimum initial Investment is not included when you submit your application, you must submit a portion of the required Contract minimum and/or establish a pre-authorized checking plan (PAC). A PAC allows you to pay the remainder of the required initial Investment in equal installments over the first year. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Investment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. Currently, we are not enforcing the minimum additional Investment amounts but we reserve the right to enforce the minimum additional Investment amounts in the future. Contracts issued in certain states may limit additional Investments.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party payments when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	starter checks,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party payments if there is not a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among any of the available Investment Options. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. Each additional Investment will be allocated to the Investment

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Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered.

Portfolio Optimization

The Service. Portfolio Optimization is an asset allocation service that is offered at no additional charge for use within this variable annuity. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your variable annuity, Portfolio Optimization can help with decisions about how you should allocate your Contract Value among available Investment Options. The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the Portfolio Optimization service, several asset allocation models have been developed (“Portfolio Optimization Models” or “Models”), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the Portfolio Optimization service and select one of the Portfolio Optimization Models, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the Model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to the current allocations of your Portfolio Optimization Model, since changes in the net asset values of the underlying Portfolios within each Model will alter your asset allocation over time. If you also allocate part of your Purchase Payment or Contract Value to Investment Options that are not currently included in your Model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to Portfolio Optimization and elect periodic rebalancing, only the Investment Options within your Model will be rebalanced.

If you subscribe to Portfolio Optimization, Pacific Life Fund Advisors LLC (Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the Portfolio Optimization Models and periodic updates of the Models.

On a periodic basis (typically annually), the Portfolio Optimization Models are evaluated and the Models are updated, as discussed below. If you subscribe to Portfolio Optimization, your Contract Value or subsequent Purchase Payments, as applicable, will automatically be reallocated in accordance with the Model you select, as it is updated from time to time, based on discretionary authority that you grant to the Adviser, unless you instruct otherwise. For more information on the role of the investment adviser for the Portfolio Optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Contract Owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the Portfolio Optimization Models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The Portfolio Optimization Models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying Portfolios of Pacific Select Fund and JPMorgan Insurance Trust). Development of the Portfolio Optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, a determination is made of how available Investment Options reflecting the underlying Portfolios of Pacific Select Fund can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying Portfolios and combining Investment Options to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance. A determination is then made of how available Investment Options reflecting the underlying Portfolios of JPMorgan Insurance Trust can be used in the Models to approximate the intended return and risk tolerance characteristics of the Model. Each Model will include at least one Investment Option that is a Portfolio of JPMorgan Insurance Trust, and up to 30% of the allocations called for by a Model could, at the time of the allocation, be directed to Portfolios of JPMorgan Insurance Trust. This process could, in some cases, result in the inclusion of an Investment Option in a Model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance. In addition, a Portfolio of JPMorgan Insurance Trust may be used in a Model, even where a comparable Portfolio of Pacific Select Fund has better historical performance, and a Portfolio of Pacific Select Fund could be used even where a comparable Portfolio of JPMorgan Insurance Trust has better historical performance.

Periodic Updates of the Portfolio Optimization Model and Notices of Updates. Each of the Portfolio Optimization Models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each Model should be changed to

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better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of the periodic analysis, each Model may change and Investment Options may be added to a Model (including Investment Options not currently available), or Investment Options may be deleted from a Model.

When your Portfolio Optimization Model is updated, your Contract Value (and Subsequent Purchase Payments, if applicable) will automatically be reallocated in accordance with any changes to the Model you have selected. This means the allocation of your Contract Value, and potentially the Investment Options in which you are invested, will automatically change and your Contract Value (and Subsequent Purchase Payments, if applicable) will automatically be reallocated among the Investment Options in your updated Model (independently of any automatic rebalancing you may have selected). The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with the updated version of the Portfolio Optimization Model you have selected, if you wish to participate in Portfolio Optimization.

When the Adviser updates the Portfolio Optimizations Models, a written notice of the updated Models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the Model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected Model, you will not need to take any action, as your Contract Value (or Subsequent Purchase Payments, if applicable) will automatically be reallocated in accordance with the updated Model. If you do not wish to accept the changes to your selected Model, you can change to a different Model or withdraw from the Portfolio Optimization service. Some of the optional riders available under your Contract have investment allocation requirements. If you purchased any of these riders, such riders may terminate if you do not allocate your Contract Value consistent with the investment allocation requirements. See OTHER OPTIONAL RIDERS — General Information — Investment Allocation Requirements.

Selecting a Portfolio Optimization Model. If you choose to subscribe to the Portfolio Optimization service, you need to determine which Portfolio Optimization Model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which Model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change Models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the Portfolio Optimization service or to change to a different Model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a Model or to change to a different Model, and the Adviser and its affiliates bear no responsibility for this decision. You may change to a different Model at any time, subject to transfer and market timing restrictions, with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us.

Periodic Reports. Participants in the Portfolio Optimization service will periodically be sent performance information regarding the Investment Options within a selected Model. This information may also be accessed online. Information concerning the current Models is described below.

Risks. Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Contract Value could be better or worse by participating in a Portfolio Optimization Model than if you had not participated. A Model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying Portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A Portfolio Optimization Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.

Periodic updating of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the pertinent Portfolios and the Models.

The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to Portfolio Optimization. For example, one Portfolio of Pacific Select Fund may provide a higher advisory fee to the Adviser than another Portfolio, and provide the Adviser with incentive to use the Portfolio with the higher fee as part of a Portfolio Optimization Model. The Adviser serves as investment adviser to Pacific Select Fund, but not to JPMorgan Insurance Trust, providing the Adviser incentive to favor Pacific Select Fund. In addition, the Adviser may believe that certain Portfolios may benefit from additional assets or could be harmed by redemptions. As investment adviser to Pacific Select Fund, the Adviser monitors the Portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a Portfolio, all of which could impact a Model. All Pacific Select Fund’s Portfolios available as investment options, except those expected to be

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liquidated or merged, or that are asset allocation oriented by structure (i.e., the American Funds Asset Allocation Portfolio and the three Pacific Dynamix Portfolios), are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of Portfolios in a Model, the percent that any Portfolio represents in a Model, and which Portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm reduces or eliminates the potential for it to be influenced by these competing interests, but there can be no assurance of this. The Adviser does not serve as adviser to JPMorgan Insurance Trust, so the Adviser is not in a position to influence the management of the Portfolios of that Trust, except to the extent that it chooses that Trust’s Portfolios to be part of the Portfolio Optimization Model allocations. In addition, the determination to direct up to 30% of the allocations in a Model to one or more of the Portfolios of the JPMorgan Insurance Trust is based on an agreement with JPMorgan Investment Advisors Inc. and its affiliates, and this could result in the use of a Portfolio that does not perform as well as another, and could affect the performance of a Model.

The Adviser and its affiliates are under no contractual obligation to continue this service and have the right to terminate or change the Portfolio Optimization service at any time.

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The Models. Information concerning the Portfolio Optimization Models is described below. These Models are available effective May 1, 2009. You should review this information carefully with your registered representative before selecting or changing a Model.

Model A	Model B	Model C	Model D	Model E
Conservative	Moderate-Conservative	Moderate	Moderate-Aggressive	Aggressive

Investor Profile
You are looking for a relatively stable investment and do not tolerate short-term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Time Horizon◄———►Longer Investment Time Horizon

Investor Objective
Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics
There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.
		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk◄———►Higher Risk

Asset Class Target Exposure as of May 1, 2009

	Model A	Model B	Model C	Model D	Model E

Cash Equivalents	7%	5%	2%	—	—

Fixed Income	73	55	38	20%	5%

Domestic Equity	15	30	44	58	67

International Equity	5	10	16	22	28

Portfolio Optimization Model Target Allocations as of May 1, 2009
	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	1%	2%	2%

International Value	2%	3%	4	5	7

Long/Short Large-Cap	2	3	4	4	4

International Small-Cap	—	1	2	3	3

Equity Index	3	6	8	8	8

Small-Cap Index	—	—	—	—	2

Mid-Cap Value	—	2	3	3	3

Diversified Research	—	—	—	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	1	2	2	3

Large-Cap Value	5	6	8	8	8

Short Duration Bond	11	8	3	2	—

Floating Rate Loan	8	6	3	—	—

Growth LT	—	2	3	3	4

Mid-Cap Equity	3	2	3	5	6

International Large-Cap	3	4	4	7	9

Small-Cap Value	—	1	1	2	2

Emerging Markets	—	—	3	4	5

Managed Bond	21	16	11	5	3

Inflation Managed	18	14	11	8	—

High Yield Bond	5	4	3	—	—

Large-Cap Growth	1	3	3	3	4

Mid-Cap Growth	—	2	2	3	4

Comstock	2	3	5	6	6

Real Estate	—	—	—	2	3

Small-Cap Equity	—	—	1	3	4

Diversified Bond	16	11	6	2	—

JPMIT U.S. Equity (formerly called JPMIT Diversified Equity)	—	2	3	3	3

	Less Volatile◄———►More Volatile

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Custom Model

The Custom Model program allows you, with the help of your financial professional, to create your own asset allocation model that will comply with the Investment Allocation Requirements for certain optional living benefit Riders. (See OTHER OPTIONAL RIDERS – General Information – Investment Allocation Requirements.) You will create your own model using the parameters listed below.

Parameters. To create your model, you may select Investment Options from the 4 Categories (Categories A, B, C and D) listed below. You must allocate at least 25% into each of Categories A, B, and C. You may not allocate more than 15% into any one Investment Option within Category A, B, or C. Category D is optional and you are not required to allocate any part of your Purchase Payment or Contract Value to this Category. If you choose to allocate your Purchase Payment or Contract Value to Category D, you are allowed to allocate up to 25% into any one Investment Option within Category D. Allocation percentages among the Categories must total 100%. The model you create will be automatically rebalanced on a quarterly basis.

Example: Assume a $100,000 Purchase Payment. Following the parameters and using the Investment Options listed from the Categories below, you may allocate your Purchase Payment as follows:

•	Category A – 15% to Diversified Bond, 10% to Managed Bond and 5% to Money Market,

•	Category B – 15% to Focused 30, 10% to Small-Cap Index, 10% to Mid-Cap Growth, 5% to Large-Cap Growth and 5% to Large-Cap Value, and

•	Category C – 10% to International Value, 10% to International Large-Cap and 5% to Emerging Markets.

The total allocated is 100%: Category A = 30%, Category B = 45% and Category C = 25%. If you want to include all 4 Categories when creating your model, you could adjust your allocation percentages in Categories A, B and C and allocate up to 25% to any combination of the Investment Options in Category D. Keep in mind that you may select any Investment Option within a Category and the allocation percentages among the Categories must total 100%.

Category A – Fixed Income Investment Options
Short Duration Bond	Money Market	Managed Bond	Floating Rate Loan
High Yield Bond	Inflation Managed	Diversified Bond	JPMIT Core Bond

Category B – Domestic Equity Investment Options
Small-Cap Growth Diversified Research Large-Cap Value Large-Cap Growth Comstock Long/Short Large-Cap Mid-Cap Value	Equity Growth LT Small-Cap Value Mid-Cap Growth Equity Index American Funds Growth-Income	Focused 30 Multi-Strategy Small-Cap Equity Small-Cap Index American Funds Growth Mid-Cap Equity	Main Street Core JPMIT Equity Index JPMIT U.S. Equity JPMIT Intrepid Growth JPMIT Diversified Mid-Cap Growth

Category C – International Equity and Sector Investment Options
International Value	International Small-Cap	Technology	Health Sciences
International Large-Cap	Emerging Markets	Real Estate

Category D – Asset Allocation Investment Options
AIM V.I. PowerShares ETF Allocation Fund	AllianceBernstein VPS Balanced Wealth Strategy Portfolio	American Funds Asset Allocation	BlackRock Global Allocation V.I. Fund

Franklin Templeton VIP Founding Funds Allocation Fund	GE Investments Total Return Fund	Pacific Dynamix – Conservative Growth	Pacific Dynamix – Moderate Growth

Pacific Dynamix – Growth	Van Kampen LIT Global Tactical Asset Allocation Portfolio

You may make transfers between Investment Options within a particular Group or from one Group to another Group as long as you follow the Custom Model parameters. Transfers made will be subject to any transfer and market timing restrictions (see HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions). Subsequent Purchase Payments will be allocated

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according to your current model allocation instructions. Any withdrawals must be made on a pro rata basis from each of the Investment Options you selected for your model.

You may terminate your participation in the Custom Model program at any time. However, if you own an optional living benefit rider and do not allocate your entire Contract Value to another asset allocation model or Investment Options we make available for the Riders, your Rider will terminate. If you allocate any subsequent Purchase Payment or Contract Value inconsistent with the Custom Model parameters, make transfers between Investment Options outside the Custom Model parameters, or do not make a withdrawal on a pro rata basis, you will no longer be participating in the Custom Model program and your Rider will terminate. Work with your financial professional and consider your options before making any Investment Option transfers. Any changes in the allocation percentages due to market performance will not be a violation of the program, since the model you created will automatically be rebalanced on a quarterly basis.

We are under no contractual obligation to continue this program and have the right to terminate or change the Custom Model program at any time.

Investing in Variable Investment Options

Each time you allocate your Investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600/$15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original Investments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) – C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

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(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS).

When Your Investment is Effective

Your initial Investment is effective on the day we issue your Contract. Any additional Investment is effective on the day we receive it in proper form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Investment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to 25 for each calendar year. Only 2 transfers in any calendar month may involve any of the following Investment Options: AIM V.I. PowerShares ETF Allocation Fund, BlackRock Global Allocation V.I. Fund, GE Investments Total Return Fund, International Value, International Small-Cap, International Large-Cap, Emerging Markets, or Van Kampen LIT Global Tactical Asset Allocation. In addition, only 2 transfers into or out of the American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program, approved corporate owned life insurance policy rebalancing programs or an approved asset allocation service are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your registered representative via telephone. If you (or your registered representative) request a transfer via telephone that exceeds the above limitations, we will notify you (or your registered representative) immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them in proper form, unless you request a date in the future or a systematic transfer program.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

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Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a registered representative or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a registered representative acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 4 systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. However, they are subject to the same requirements and restrictions as non-systematic transfers. You can have only one DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time. Only portfolio rebalancing is available after you annuitize.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option, except GIOs, with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the SAI.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for the monthly transfer is $250. Currently, we are not enforcing the initial minimum amount and/or the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than an annual rate of 3%

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(the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Asset Allocation Models or allowable Investment Options to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

•	the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

•	amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least 5 years that is offered under the Contract, unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

•	death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non-Natural Owner section for certain Non-Natural Owners,

•	withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

•	withdrawals after the first Contract Anniversary, if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence satisfactory to us.

If you annuitize your Contract by electing the GIA Plus Annuity Option, the waiver of withdrawal charges described above will not apply.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two” and

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increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge as a
percentage of
“Age” of Payment	Purchase Payment
in Years	withdrawn
1	7%
2	7%
3	6%
4	5%
5	3%
6	1%
7 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any market value adjustment is made or any deduction for other charges due or taxes are made. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charge and taxes will be calculated on the grossed up amount. See THE GENERAL ACCOUNT.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. Earnings ($2,000) and 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract year. The amount of the withdrawal charge applied would be $318 ($9,000–$2,000–$1,700=$5,300; $5,300*6%=$318).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the amount of the withdrawal charge. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with distribution of the Contracts.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 1.25% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select fixed annuity payments. The base Risk Charge will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider (SDBR). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a

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particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Optional Rider Charges

If you purchase an optional Rider listed below, we will deduct the annual charge for the Rider from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, when the Rider is terminated, and for some Riders on the Annuity Date. The annual charge for the GIA 5 Rider will be charged on the Annuity Date if the Rider is still in effect.

The Rider charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year. The charge is the annual charge percentage, indicated in the table below, multiplied by the Contract Value, except for the Flexible Lifetime Income Plus (Single or Joint), Foundation 10, Automatic Income Builder and Flexible Lifetime Income (Single or Joint) Riders, which is the annual charge percentage multiplied by the Protected Payment Base, the GPA 3 Rider, which is the annual charge percentage multiplied by the Guaranteed Protection Amount and the GIA Plus Rider, which is the annual charge percentage multiplied by the greater of the Guaranteed Income Base or the Contract Value.

If you terminate a Rider on a Contract Anniversary, the full charge will be deducted from the Contract Value. If the Rider terminates on a day other than a Contract Anniversary, a prorated charge will be deducted and will be based on the Contract Value, except for the Flexible Lifetime Income Plus (Single or Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single or Joint), GPA 3 and GIA Plus Riders as noted above, on the day the Rider terminates. The charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider charge may change if a Step-Up/Reset occurs under the provisions of a Rider, but will never be more than the charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge percentage, indicated in the table below, for the applicable Rider. If a Step-Up/Reset does not occur, your annual charge percentage will remain the same as it was on the Effective Date of the Rider.

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Annual Charge Percentage Table

		Maximum Charge
		Percentage if
	Current Charge	Step-Up/Reset
Optional Rider	Percentage	occurs
Earnings Enhancement Guarantee (EEG)	0.25%	0.25%
Flexible Lifetime Income Plus (Single)[1]	1.25%	1.50%
Flexible Lifetime Income Plus (Joint)[2]	1.40%	1.75%
Foundation 10[3]	1.35%	1.50%
Automatic Income Builder[4]	0.95%	1.50%
Flexible Lifetime Income (Single)	0.65%	1.20%
Flexible Lifetime Income (Joint)	0.85%	1.20%
Lifetime Income Access Plus[5]	0.60%	1.20%
Income Access Plus	0.40%	1.20%
Income Access[6]	0.65%	0.75%
Guaranteed Protection Advantage 3 (GPA 3)[7]	0.75%	1.00%
Guaranteed Protection Advantage 5 (GPA 5)[8]	0.55%	0.75%
Guaranteed Income Advantage Plus (GIA Plus)[9]	0.75%	0.75%
Guaranteed Income Advantage 5 (GIA 5)	0.40%	0.75%

[1]	If you purchased the Flexible Lifetime Income Plus (Single) Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased the Flexible Lifetime Income Plus (Single) Rider and the Effective Date of the Rider is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 0.95% unless a Reset occurs.

[2]	If you purchased the Flexible Lifetime Income Plus (Joint) Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 1.00% unless a Reset occurs. If you purchased the Flexible Lifetime Income Plus (Joint) Rider and the Effective Date of the Rider is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 1.10% unless a Reset occurs.

[3]	If you purchased the Foundation 10 Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs.

[4]	If you purchased the Automatic Income Builder Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs.

[5]	If you purchased the Lifetime Income Access Plus Rider and the Effective Date of the Rider is before July 1, 2006, the charge percentage is equal to 0.40% unless a Reset occurs.

[6]	If you purchased the Income Access Rider and the Effective Date of the Rider is before May 1, 2009, the charge percentage is equal to 0.40% unless a Step-Up occurs.

[7]	If you purchased the GPA 3 Rider and the Effective Date of the Rider is before January 1, 2009, the charge percentage is equal to 0.45% unless a Step-Up occurs. If you purchased the GPA 3 Rider and the Effective Date of the Rider is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 0.55% unless a Step-Up occurs.

[8]	If you purchased the GPA 5 Rider and the Effective Date of the Rider is before May 1, 2008, the charge percentage is equal to 0.25% unless a Step-Up occurs. If you purchased the GPA 5 Rider and the Effective Date of the Rider is on or after May 1, 2008 and before January 1, 2009, the charge percentage is equal to 0.40% unless a Step-Up occurs.

[9]	If you purchased the GIA Plus Rider and the Effective Date of the Rider is before May 1, 2009, the charge percentage is equal to 0.50%.

See Mortality and Expense Risk Charge for the Stepped-Up Death Benefit Rider charge information.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments (“premium tax”) at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Investments, we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

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Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Funds, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

ANNUITIZATION

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. Whether you have a sole or Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any applicable MVA, Annual Fee, and any optional Rider charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Currently, we only allow this option on Qualified Contracts but we reserve the right to make it available on other contract types in the future. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See FEDERAL TAX ISSUES.

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If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. However some states’ laws may require a different Annuity Date. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, and charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows:

•	the net amount from a fixed option will be converted into fixed annuity payments and

•	the net amount from your Variable Account Value will be converted into variable annuity payments directed to the Subaccounts proportionate to your Account Value in each.

If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the 1983a Annuity Mortality Table with the ages set back 10 years, variable annuity payments that vary with the Investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. For other Annuity Options see OTHER OPTIONAL RIDERS.

1.	Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

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2.	Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only).

3.	Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only).

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge).

For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 ($5,000 – $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•	the Joint Owner;

•	the Contingent Owner;

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•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force.

Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal

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requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death Benefit Amounts

Death Benefit Amount – The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge and MVAs, to the Contract Value immediately prior to each withdrawal.

We calculate the Death Benefit Amount as of the Notice Date and the death benefit will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX H: DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS.

For Contracts issued before February 1, 2005, the death benefit amount will be the greater of the Death Benefit Amount or the Guaranteed Minimum Death Benefit Amount, if applicable.

Guaranteed Minimum Death Benefit Amount – The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a “Milestone Date”). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant’s 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant’s 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before each withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Any death benefit paid will be paid in accordance with the Death Benefit Proceeds section above.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In

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Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000–$85,000=$15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

Death of Annuitant

If a sole surviving Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

For Contracts issued before February 1, 2005, if a sole surviving Annuitant dies before the Annuity Date, the amount of the death benefit will be the greater of:

•	the Death Benefit Amount as of the Notice Date, or, if applicable,

•	the Guaranteed Minimum Death Benefit Amount as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section.

Regardless of when your Contract was issued, if there is more than one Annuitant and an Annuitant who is not an Owner dies, no death benefit proceeds will be payable. The designated sole Annuitant will then be the first living person in the following order:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

Death of Owner

The amount of the death benefit will be the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section if:

•	a Contract Owner who is an Annuitant dies before the Annuity Date, or

•	a Contract Owner, who is not an Annuitant, and the Annuitant die simultaneously.

For Contracts issued before February 1, 2005, if:

•	a Contract Owner who is an Annuitant dies before the Annuity Date, or

•	a Contract Owner, who is not an Annuitant, and the Annuitant die simultaneously,

then the amount of the death benefit will be the greater of

•	the Death Benefit Amount as of the Notice Date, or, if applicable,

•	the Guaranteed Minimum Death Benefit Amount as of the Notice Date,

and will be paid in accordance with the Death Benefit Proceeds section.

Regardless of when your Contract was issued, if a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any annual fee, withdrawal charge, Market Value Adjustment and less any charge for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section.

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Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of the death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

If the Owner is a Non-Natural Owner, the rules set forth in these Non-Qualified Contract Distribution Rules apply in the event of the death or change of the Primary Annuitant.

Qualified Contract Distribution Rules

Under Internal Revenue Service regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b) or Sections 408, or 408A of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the sole primary Beneficiary is a surviving spouse. If the surviving spouse elects not to do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy. If the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the deceased Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by December 31 of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

Optional Stepped-Up Death Benefit Rider (SDBR)

Purchasing the Rider

The SDBR is only available on Contracts issued on or after February 1, 2005. You may purchase the SDBR at the time your application is completed. You may not purchase the SDBR after the Contract Date. The SDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

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How the Rider Works

If you purchase the SDBR at the time your application is completed, upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by any MVAs and further reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount immediately prior to the withdrawal, by the ratio of the amount of the withdrawal, including any withdrawal charge and Market Value Adjustments, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX H: DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS.

Termination

The SDBR will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The SDBR may not otherwise be cancelled.

Optional Earnings Enhancement Guarantee (EEG) Rider

Purchasing the Rider

You may purchase the EEG Rider on the Contract Date or on the first Contract Anniversary. If you buy the EEG Rider within 60 days after the Contract Date or within 60 days after the first Contract Anniversary, we will make the Effective Date of the EEG Rider coincide with that Contract Date or Contract Anniversary. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is called the GEE Amount in your Contract’s Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract.

How the Rider Works

If you purchase the EEG Rider, an Earnings Enhancement Guarantee amount (EEG Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or the first death of an Owner who is also an Annuitant.

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The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG amount is equal to the lesser of:

•	40% of Earnings, or

•	40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	25% of Earnings, or

•	25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

(a)	If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

•	the Initial Purchase Payments, plus

•	any additional Purchase Payments added, minus

•	the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

(b)	If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

•	the Contract Value on the Effective Date, plus

•	any additional Purchase Payments added since the Effective Date of the Rider, minus

•	the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

See APPENDIX I: EARNINGS ENHANCEMENT GUARANTEE (EEG) RIDER SAMPLE CALCULATIONS.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The EEG Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitants are living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. Beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require a 30-day waiting period on partial withdrawals in the future. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be

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at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. Partial withdrawals from any fixed option in any Contract Year may be subject to restrictions.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your Earnings plus your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all remaining Purchase Payments at the beginning of a Contract Year that have an “age” of less than 7 years, plus 10% of any Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

See Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59 1/2. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. The GIOs are not available for pre-authorized withdrawals. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the SAI.

Special Requirements for Full Withdrawals

Instructions for a full withdrawal and surrender of your Contract in proper form includes, among other things, a return of the original Contract or a lost contract affidavit. For your convenience, our Withdrawal Request form includes a lost contract affidavit for your use in providing us with your full withdrawal and surrender instructions. If you wish to have a full or partial withdrawal check made payable to a third-party payee, you must provide complete instructions and an original signature is required on the Withdrawal Request form or your withdrawal request instructions. If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a Lost Contract Affidavit if no Withdrawal Request form is completed.

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Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you have made. If you return your Contract and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

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For replacement business and in some states, the Free Look period may be extended and the amount returned may be different than as otherwise described above. Please consult with your registered representative if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

OTHER OPTIONAL RIDERS

General Information

Optional Riders are subject to availability (including state availability). Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with a qualified investment professional for advice on whether an optional Rider is appropriate for you. We reserve the right to restrict the purchase of an optional living benefit Rider to only Contract issue in the future.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

•	100% to one allowable Asset Allocation Model, OR

•	100% among allowable Investment Options.

You may also use the DCA Plus program to transfer amounts to an Asset Allocation Model or among the Investment Options listed below. Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models	Allowable Investment Options

Portfolio Optimization Model A	AIM V.I. PowerShares ETF Allocation Fund
Portfolio Optimization Model B	AllianceBernstein VPS Balanced Wealth Strategy Portfolio
Portfolio Optimization Model C	American Funds Asset Allocation
Portfolio Optimization Model D	BlackRock Global Allocation V.I. Fund
Portfolio Optimization Model E1	Franklin Templeton VIP Founding Funds Allocation Fund
Custom Model	GE Investments Total Return Fund
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth
Van Kampen LIT Global Tactical Asset Allocation Portfolio

[1]	Portfolio Optimization Model E will no longer be an allowable Asset Allocation Model for any optional living benefit rider with a Rider Effective Date on or after January 1, 2009.

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You may transfer your entire Contract Value between an allowable Asset Allocation Model and allowable Investment Options, between allowable Asset Allocation Models or between allowable Investment Options. Keep in mind that you must allocate your entire Contract Value to either one allowable Asset Allocation Model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Portfolio Optimization.  You may transfer your entire Contract Value to a different Portfolio Optimization Model without affecting your Rider. However, if you change the allocation percentages within the Portfolio Optimization Model you have selected, you will no longer be participating in the Portfolio Optimization program and your Rider will terminate. See HOW YOUR INVESTMENTS ARE ALLOCATED – Portfolio Optimization for information about the program.

Allowable Asset Allocation Models – Custom Model.  You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See HOW YOUR INVESTMENTS ARE ALLOCATED – Custom Model for information about the program.

Allowable Investment Options.  You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, or when we believe a change is necessary to protect our ability to provide the guarantees under these riders. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to the Investment Allocation Requirements. However, you will have 10 Business Days after the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider.

Multiple Rider Ownership

Only one Flexible Lifetime Income Plus (Single), Flexible Lifetime Income Plus (Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Flexible Lifetime Income (Joint), Lifetime Income Access Plus, Income Access Plus, or Income Access Rider may be owned or in effect at the same time. Only one GIA Plus or GIA 5 Rider may be owned or in effect at the same time. Only one GPA 3 or GPA 5 Rider may be owned or in effect at the same time.

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Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN

Income Access	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary.

Income Access Plus	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary.

Lifetime Income Access Plus	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary.

Flexible Lifetime Income (Single)	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary.

	Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income (Joint)	Income Access Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary.

	Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Foundation 10	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Single)	Income Access Flexible Lifetime Income Plus (Joint)	On any Contract Anniversary.

	Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Joint)	Income Access Flexible Lifetime Income Plus (Single)	On any Contract Anniversary.

	Automatic Income Builder	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Automatic Income Builder	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages, annual credit percentages, and lifetime income age requirements that differ between the Riders listed above. Work with your investment professional prior to electing an exchange.

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Accumulation Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following accumulation benefit Riders:

FROM	TO	WHEN

Guaranteed Protection Advantage 5 (GPA 5)	Guaranteed Protection Advantage 3 (GPA 3)	On any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The initial Guaranteed Protection Amount under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Guaranteed Protection Amount under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Guaranteed Protection Amount. In other words, your existing Guaranteed Protection Amount will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are Step-Up eligibility requirements that differ between the Riders listed above. Work with your investment professional prior to electing an exchange.

Income Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following income benefit Riders:

FROM	TO	WHEN

Guaranteed Income Advantage 5 (GIA 5)	Guaranteed Income Advantage Plus (GIA Plus)	On any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Guaranteed Income Base, Withdrawal Base, and Step-Up Value under the new Rider will be equal to the Contract Value on that Contract Anniversary. Your election to exchange to GIA Plus may result in a reduction in the Guaranteed Income Base, Withdrawal Base, Withdrawal Amount and Step-Up Value. In other words, your existing balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year.

Optional Riders Not Available for Purchase

The Foundation 10, Lifetime Income Access Plus, Income Access Plus and GIA 5 Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in the SAI or in the Rider attached to your Contract.

Flexible Lifetime Income Plus Rider (Single)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner is age 59 1/2 or older (or youngest Annuitant, in the case of a Non-Natural Owner) when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner is younger than age 59 1/2 (or youngest Annuitant, in the case of a Non-Natural Owner) when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

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Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

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Withdrawal Percentage

The withdrawal percentage is determined according to the table below based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner) at Rider Effective Date or the most recent Reset Date, whichever is later. The withdrawal percentages are as follows:

Age	Withdrawal Percentage

Before 59 1/2	5.0%
59 1/2 - 74	5.0%
75 and older	6.0%

If you purchase the Rider before you reach 75 years of age, a Reset is required to receive the higher withdrawal percentage once you are 75 years of age.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount.  If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B: FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

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Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

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•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 5% (7% if your Rider Effective Date is before January 1, 2009) of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date and after any annual credit is applied, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

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Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If an election to reset is made, whether by an Automatic Reset or an Owner-Elected Reset, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is 59 1/2 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

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The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Flexible Lifetime Income Plus Rider (Joint)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) you meet the following eligibility requirements:

•	the Contract is issued as a:

•	Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), or

•	Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs and Inherited TSAs,

•	you allocate your entire Contract Value according to the Investment Allocation Requirements,

•	both Designated Lives must be at least age 59 1/2 and not older than age 85 on the Rider Effective Date,

•	the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

•	any Annuitant must be a Designated Life.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

•	a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

•	Joint Owners, where the Owners are each other’s Spouses, or

•	if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirement will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, a Designated Life must:

•	be the Owner (or the Annuitant, in the case of a custodial owned IRA or TSA),

•	remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the

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Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year. The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the youngest Designated Life’s age at the time of purchase) multiplied by the Protected Payment Base.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on each Contract Anniversary while this Rider is in effect and before the Annuity Date, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

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Withdrawal Percentage

The withdrawal percentage is determined according to the table below based on youngest Designated Life’s age at Rider Effective Date or the most recent Reset Date, whichever is later. The withdrawal percentages are as follows:

Age	Withdrawal Percentage

59 1/2 - 74	5.0%
75 and older	6.0%

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal, the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B: FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

•	the payments of the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

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•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income.

If the surviving Designated Life eligible for lifetime benefits dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the death of the surviving Designated Life eligible for lifetime benefits. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

•	if a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection, and

•	any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 5% (7% if your Rider Effective Date is before January 1, 2009) of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date and after any Annual Credit is applied, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

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If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place, whether by an Automatic Reset or an Owner-Elected Reset, the withdrawal percentage may change and will be determined based on the age of the Surviving Spouse. However, the withdrawal percentage will never be lower than the withdrawal percentage in effect at the time of death.

The Surviving Spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your investment professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

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Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day of death of all Designated Lives eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

•	if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day that the Contract is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate the day of death of:

•	all Designated Lives eligible for lifetime benefits, or

•	the first Designated Life who is a Contract Owner if both Designated Lives are Joint Owners and there is a change in marital status,

if, at the time of these events, the Contract Value is zero and we are making pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider will terminate when the Remaining Protected Balance is zero, see Depletion of Remaining Protected Balance subsection.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Automatic Income Builder Rider

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

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If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If you are older than 59 1/2 and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

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Withdrawal Percentage

On or prior to the date of the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) the withdrawal percentage is determined as follows based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner):

If your Rider Effective Date is on or after January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage

Before 59 1/2	4.0%
59 1/2 - 69	4.0%
70 - 84	5.0%
85 and older	6.0%

If your Rider Effective Date is before January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage

Before 59 1/2	5.0%
59 1/2 - 69	5.0%
70 - 84	6.0%
85 and older	7.0%

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken on or after age 59 1/2, the withdrawal percentage will automatically increase according to the table above based on age as of the most recent Contract Anniversary.

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken prior to age 59 1/2, the withdrawal percentage will be 4.0% (5.0% if your Rider Effective Date is before January 1, 2009) until the Remaining Protected Balance is depleted and will remain unchanged unless a Reset occurs. Once a Reset occurs, the withdrawal percentage will be the withdrawal percentage that corresponds to the age at the time of the first withdrawal following such Reset.

There is an opportunity for an increase in the withdrawal percentage. The withdrawal percentage in the table above will increase by 0.10% for each Rider year a withdrawal is not taken beginning on the later of the Contract Anniversary following the Owner’s age 59 1/2 or the Rider Effective Date. In addition, the increase in the withdrawal percentage will still be included as you reach a new age band (for example, if you have already taken a withdrawal and at age 69 your withdrawal percentage is 4.4%, then your withdrawal percentage would be 5.4% the Contract Anniversary immediately after you turn 70). However, once a withdrawal is taken (including an RMD Withdrawal), regardless of the Owner’s age when the withdrawal is taken, no further increase in the withdrawal percentage will be available and eligibility for the increase cannot be reinstated with a Reset.

The withdrawal percentage, including any 0.10% increase, will not be reduced as a result of a Reset.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX C: AUTOMATIC INCOME BUILDER RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

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Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount payments will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death

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of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the increase in the withdrawal percentage cannot be reinstated with a Reset once a withdrawal is taken. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries. If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

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Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is 59 1/2 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

Any 0.10% increase to the withdrawal percentage previously added will apply but no further increases to the withdrawal percentage will be added.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

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The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

If this Rider is terminated as a result of having any portion of the Contract Value no longer allocated according to the Investment Allocation Requirements, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C: AUTOMATIC INCOME BUILDER RIDER SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Flexible Lifetime Income Rider (Single)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2

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or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contact Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX D: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

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The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

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Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

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Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is 59 1/2 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract if the Contract is Non-Qualified,

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective

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Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Flexible Lifetime Income Rider (Joint)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) you meet the following eligibility requirements:

•	the Contract is issued as a:

•	Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), or

•	Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs and Inherited TSAs,

•	you allocate your entire Contract Value according to the Investment Allocation Requirements,

•	both Designated Lives must be at least age 59 1/2 and not older than age 85 on the Rider Effective Date,

•	the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

•	any Annuitant must be a Designated Life.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

•	a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

•	Joint Owners, where the Owners are each other’s Spouses, or

•	if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, a Designated Life must:

•	be the Owner (or the Annuitant, in the case of a custodial owned IRA or TSA), or

•	remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

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Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the death of all Designated Lives eligible for lifetime benefits. This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on each Contract Anniversary while this Rider is in effect and before the Annuity Date, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

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If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal, the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX D: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal does not exceed the Protected Payment Amount (or is an RMD withdrawal) and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income.

If the surviving Designated Life eligible for lifetime benefits dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the death of the surviving Designated Life eligible for lifetime benefits. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

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Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

•	if a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection, and

•	any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

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Owner-Elected Resets (Non-Automatic).  You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the day of the death of such Surviving Spouse. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The Surviving Spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your investment professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day of death of all Designated Lives eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

•	upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

•	if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

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•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate the day of death of:

•	all Designated Lives eligible for lifetime benefits, or

•	the first Designated Life who is a Contract Owner if both Designated Lives are Joint Owners and there is a change in marital status,

if, at the time of these events, the Contract Value is zero and we are making pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider will terminate when the Remaining Protected Balance is reduced to zero, see Depletion of Remaining Protected Balance subsection.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D: FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT) SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Income Access Rider

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	7% of the Protected Payment Base as of that day, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount for a Contract Year is determined at the beginning of that Contract Year and will remain unchanged throughout that Contract Year.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Step-Up Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Step-Up Date, whichever is later, on which an Automatic Step-Up occurs or you elect to Step-Up the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

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How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates.

The Income Access Rider also provides, on any Contract Anniversary beginning with the first (1st) anniversary of the Effective Date or most recent Step-Up Date, Automatic Annual Step-Ups and Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Step-Up or Owner-Elected Step-Up will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Step-Up Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX E: INCOME ACCESS RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

Except as otherwise provided under the Required Minimum Distributions subsection below, if, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

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•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Step-Up of Protected Payment Base and Remaining Protected Balance

Regardless of which Step-Up option is used, on and after each Step-Up Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future Step-Up options available on and after the Step-Up Date, will again apply and will be measured from that Step-Up Date. Please discuss with your registered representative your Contract’s maximum Annuity Date when considering Step-Up options. A Step-Up occurs when the Protected Payment Base and Remaining Protected Balance are stepped-up to an amount equal to the Contract Value as of the Step-Up Date.

If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Otherwise, you may Step-Up the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Step-Ups (Non-Automatic) below.

Automatic Step-Up.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Step-Up the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Step-Up (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Step-Up – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Step-Up is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Step-Up. Any future Automatic Step-Ups will continue in accordance with the Automatic Step-Up paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the Step-Up is effective.

Automatic Step-Up – Future Participation.  You may elect not to participate in future Automatic Step-Ups at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

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If you previously elected not to participate in Automatic Step-Ups, you may re-elect to participate in future Automatic Step-Ups at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Step-Up paragraph above.

Owner-Elected Step-Ups (Non-Automatic).  On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Step-Up Date, whichever is later, you may elect to Step-Up the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this Step-Up.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective. The Step-Up will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the Step-Up. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Step-Up. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below,

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date, or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

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Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX E: INCOME ACCESS RIDER SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 3 (GPA 3) Rider

Purchasing the Rider

You may purchase the optional GPA 3 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

If you purchase the GPA 3 Rider, the Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Adjusted Contract Value (the Contract Value less any Guaranteed Interest Option Value) is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Adjusted Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Adjusted Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term and allocated to the Variable Investment Options and/or the DCA Plus Fixed Option, and

(c)	is a pro rata adjustment for withdrawals made from the Variable Investment Options and/or the DCA Plus Fixed Option during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Adjusted Contract Value immediately prior to the withdrawal.

For purposes of determining the Adjusted Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Adjusted Contract Value is equal to the portion of the initial Purchase Payment allocated to the Variable Investment Options and/or the DCA Plus Fixed Option. If the Effective Date of the Rider is a Contract Anniversary, the Adjusted Contract Value is equal to the Adjusted Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. If you have Investments allocated to a Guaranteed Interest Option (GIO), there may be adverse consequences in exercising a transfer to or from the GIO while this Rider is in effect.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 3 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Adjusted Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the third (3rd) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Adjusted Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

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•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The GPA 3 annual charge percentage may increase if you elect a Step-Up, but it will never be more than the maximum annual charge percentage associated with the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the Term of the Rider, your GPA 3 annual charge percentage will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the day any portion of the Adjusted Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F: GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) and GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 5 (GPA 5) Rider

Purchasing the Rider

You may purchase the optional GPA 5 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

If you purchase the GPA 5 Rider, the Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Adjusted Contract Value (the Contract Value less any Guaranteed Interest Option Value) is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Adjusted Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

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The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Adjusted Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term and allocated to the Variable Investment Options and/or the DCA Plus Fixed Option, and

(c)	is a pro rata adjustment for withdrawals made from the Variable Investment Options and/or the DCA Plus Fixed Option during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Adjusted Contract Value immediately prior to the withdrawal.

For purposes of determining the Adjusted Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Adjusted Contract Value is equal to the portion of the initial Purchase Payment allocated to the Variable Investment Options and/or the DCA Plus Fixed Option. If the Effective Date of the Rider is a Contract Anniversary, the Adjusted Contract Value is equal to the Adjusted Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. However, the Rider charge will be based on the Contract Value which may include any subsequent Purchase Payments that are not included in the Guaranteed Protection Amount. If you have Investments allocated to a Guaranteed Interest Option (GIO), there may be adverse consequences in exercising a transfer to or from the GIO while this Rider is in effect.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Adjusted Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Adjusted Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Adjusted Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

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•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the GPA 5 Rider is received at our Service Center more than 60 days after a Contract Anniversary, the GPA 5 Rider will terminate the day we receive the request.

If the GPA 5 Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the GPA 5 Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F: GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) and GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Income Advantage Plus (GIA Plus) Rider

Purchasing the Rider

You may purchase the GIA Plus Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA Plus Rider only if the age of each Annuitant is 80 years or younger on the date of purchase and you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

If you purchase the optional GIA Plus Rider, you may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least 10 years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back 8 years.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. See CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that day.

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•	if this Rider is effective on the Contract Date, the GIA Plus Withdrawal Base is equal to the total Purchase Payments received in the first 60 days since the Rider Effective Date.

•	if this Rider is effective on a Contract Anniversary, the GIA Plus Withdrawal Base is equal to the Contract Value on that day plus any Purchase Payments received in the first 60 days since the Rider Effective Date.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the first (1st) Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

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The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

Except as otherwise provided below, the GIA Plus Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

Upon your request, the GIA Plus Rider may be terminated at any time. If your request to terminate the GIA Plus Rider is received at our Service Center within 60 days after a Contract Anniversary, the GIA Plus Rider will terminate on that Contract Anniversary. If your request to terminate the GIA Plus Rider is received at our Service Center more than 60 days after a Contract Anniversary, the GIA Plus Rider will terminate the day we receive the request.

If the GIA Plus Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the GIA Plus Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX G: GUARANTEED INCOME ADVANTAGE PLUS RIDER SAMPLE CALCULATIONS. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2008, we had $214.8 billion of individual life insurance in force and total admitted assets of approximately $83.7 billion.

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We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose registered representatives are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and SAI for the Funds for more information.

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FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2008.

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
	Year	Year	End of Year	Year	Year	End of Year

Small-Cap Growth
2008	$13.17	$6.87	11,434,006	$12.94	$6.73	946,842
2007	$11.61	$13.17	10,598,663	$11.42	$12.94	791,853
2006	$11.20	$11.61	7,944,171	$11.05	$11.42	458,748
2005	$11.07	$11.20	11,008,995	$10.72	$11.05	343,149
2004	$9.43	$11.07	5,931,001	N/A	N/A	N/A
2003	$7.19	$9.43	8,264,479	N/A	N/A	N/A
2002	$9.73	$7.19	9,119,281	N/A	N/A	N/A
2001	$11.92	$9.73	9,654,622	N/A	N/A	N/A
2000	$15.31	$11.92	12,691,264	N/A	N/A	N/A
1999	$12.19	$15.31	11,134,505	N/A	N/A	N/A

International Value
2008	$18.63	$9.59	31,049,205	$18.30	$9.40	2,518,485
2007	$17.78	$18.63	33,695,465	$17.50	$18.30	2,536,096
2006	$14.35	$17.78	29,107,658	$14.15	$17.50	1,716,115
2005	$13.30	$14.35	28,360,772	$12.84	$14.15	811,075
2004	$11.58	$13.30	34,524,133	N/A	N/A	N/A
2003	$9.20	$11.58	30,099,302	N/A	N/A	N/A
2002	$10.83	$9.20	25,388,618	N/A	N/A	N/A
2001	$14.06	$10.83	27,830,940	N/A	N/A	N/A
2000	$16.10	$14.06	34,358,474	N/A	N/A	N/A
1999	$13.29	$16.10	30,366,865	N/A	N/A	N/A

Long/Short Large Cap
05/02/2008-12/31/2008	$10.16	$6.54	14,980,200	$10.16	$6.53	1,428,374

International Small-Cap
2008	$10.55	$5.42	14,364,396	$10.51	$5.40	1,357,638
2007	$10.21	$10.55	15,790,928	$10.20	$10.51	1,438,626
05/02/2006-12/31/2006	$10.00	$10.21	13,939,260	$10.16	$10.20	1,197,411

Equity Index
2008	$23.61	$14.58	14,747,454	$23.18	$14.29	905,842
2007	$22.75	$23.61	11,760,677	$22.39	$23.18	501,086
2006	$19.97	$22.75	16,038,809	$19.69	$22.39	676,150
2005	$19.35	$19.97	19,056,612	$18.80	$19.69	394,312
2004	$17.74	$19.35	15,189,817	N/A	N/A	N/A
2003	$14.02	$17.74	17,845,729	N/A	N/A	N/A
2002	$18.32	$14.02	22,509,470	N/A	N/A	N/A
2001	$21.14	$18.32	26,521,065	N/A	N/A	N/A
2000	$23.64	$21.14	24,504,075	N/A	N/A	N/A
1999	$19.88	$23.64	28,123,841	N/A	N/A	N/A

Small-Cap Index
2008	$16.91	$10.83	3,306,510	$16.60	$10.62	63,637
2007	$17.50	$16.91	11,731,210	$17.22	$16.60	764,071
2006	$15.06	$17.50	8,467,447	$14.86	$17.22	295,959
2005	$14.64	$15.06	15,041,133	$14.14	$14.86	383,352
2004	$12.60	$14.64	16,188,857	N/A	N/A	N/A
2003	$8.72	$12.60	10,202,069	N/A	N/A	N/A
2002	$11.22	$8.72	7,440,682	N/A	N/A	N/A
2001	$11.19	$11.22	4,911,139	N/A	N/A	N/A
2000	$11.77	$11.19	5,321,131	N/A	N/A	N/A
01/04/1999-12/31/1999	$10.00	$11.77	3,538,845	N/A	N/A	N/A

Diversified Research
2008	$12.77	$7.68	12,661,168	$12.57	$7.54	995,397
2007	$12.80	$12.77	19,323,785	$12.63	$12.57	1,444,982
2006	$11.60	$12.80	24,627,066	$11.46	$12.63	1,621,390
2005	$11.17	$11.60	20,537,762	$10.93	$11.46	661,400
2004	$10.19	$11.17	10,034,904	N/A	N/A	N/A
2003	$7.79	$10.19	7,873,097	N/A	N/A	N/A
2002	$10.42	$7.79	6,114,378	N/A	N/A	N/A
2001	$10.87	$10.42	6,018,484	N/A	N/A	N/A
01/03/2000-12/31/2000	$10.00	$10.87	4,671,588	N/A	N/A	N/A

83

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
	Year	Year	End of Year	Year	Year	End of Year

Equity
2008	$15.93	$9.25	2,866,625	$15.65	$9.07	5,577
2007	$15.20	$15.93	3,571,368	$14.96	$15.65	4,763
2006	$14.19	$15.20	4,014,917	$14.07	$14.96	274
2005	$13.51	$14.19	5,288,735	N/A	N/A	N/A
2004	$13.03	$13.51	6,775,555	N/A	N/A	N/A
2003	$10.63	$13.03	8,404,200	N/A	N/A	N/A
2002	$14.66	$10.63	10,210,779	N/A	N/A	N/A
2001	$19.01	$14.66	13,689,954	N/A	N/A	N/A
2000	$25.76	$19.01	17,310,865	N/A	N/A	N/A
1999	$18.85	$25.76	13,292,054	N/A	N/A	N/A

American Funds® Growth-Income
2008	$12.71	$7.76	19,605,115	$12.64	$7.70	1,793,339
2007	$12.32	$12.71	25,614,738	$12.28	$12.64	2,194,353
2006	$10.88	$12.32	23,782,384	$10.87	$12.28	1,791,241
05/02/2005-12/31/2005	$10.00	$10.88	15,266,414	$10.09	$10.87	706,577

American Funds® Growth
2008	$14.17	$7.80	20,707,366	$14.10	$7.74	1,801,516
2007	$12.84	$14.17	17,113,409	$12.80	$14.10	1,479,042
2006	$11.86	$12.84	23,645,141	$11.84	$12.80	1,905,166
05/02/2005-12/31/2005	$10.00	$11.86	19,318,919	$10.15	$11.84	832,085

Large-Cap Value
2008	$15.68	$10.08	28,485,225	$15.40	$9.88	2,352,455
2007	$15.36	$15.68	31,546,289	$15.11	$15.40	2,415,009
2006	$13.24	$15.36	31,628,273	$13.06	$15.11	1,959,185
2005	$12.65	$13.24	28,781,323	$12.43	$13.06	911,592
2004	$11.67	$12.65	47,338,448	N/A	N/A	N/A
2003	$9.02	$11.67	33,234,833	N/A	N/A	N/A
2002	$11.87	$9.02	26,065,399	N/A	N/A	N/A
2001	$12.49	$11.87	25,206,629	N/A	N/A	N/A
2000	$10.99	$12.49	9,783,552	N/A	N/A	N/A
01/04/1999-12/31/1999	$10.00	$10.99	5,648,927	N/A	N/A	N/A

Technology
2008	$6.95	$3.32	1,335,896	$6.86	$3.26	52,676
2007	$5.73	$6.95	2,196,560	$5.66	$6.86	54,816
2006	$5.31	$5.73	2,161,147	$5.26	$5.66	12,326
2005	$4.43	$5.31	3,372,755	$4.06	$5.26	6,567
2004	$4.33	$4.43	3,627,047	N/A	N/A	N/A
2003	$3.08	$4.33	5,548,736	N/A	N/A	N/A
2002	$5.82	$3.08	2,469,954	N/A	N/A	N/A
01/02/2001-12/31/2001	$10.00	$5.82	2,183,699	N/A	N/A	N/A

Short Duration Bond
2008	$10.59	$9.91	24,396,882	$10.49	$9.80	2,002,723
2007	$10.28	$10.59	26,680,300	$10.21	$10.49	2,075,941
2006	$10.00	$10.28	40,247,826	$9.95	$10.21	2,718,734
2005	$9.98	$10.00	35,929,327	$9.94	$9.95	1,324,574
2004	$10.00	$9.98	32,486,812	N/A	N/A	N/A
05/01/2003-12/31/2003	$10.00	$10.00	19,757,550	N/A	N/A	N/A

Floating Rate Loan
2008	$9.72	$6.78	15,345,591	$9.71	$6.76	1,231,008
05/04/2007-12/31/2007	$10.00	$9.72	15,393,336	$10.00	$9.71	1,163,407

Growth LT
2008	$27.42	$15.96	11,309,900	$26.93	$15.65	660,626
2007	$24.05	$27.42	11,513,379	$23.67	$26.93	567,836
2006	$22.23	$24.05	14,295,745	$21.92	$23.67	609,494
2005	$20.93	$22.23	14,262,644	$20.21	$21.92	207,064
2004	$19.23	$20.93	19,218,217	N/A	N/A	N/A
2003	$14.55	$19.23	20,743,661	N/A	N/A	N/A
2002	$20.78	$14.55	23,921,217	N/A	N/A	N/A
2001	$29.92	$20.78	28,200,043	N/A	N/A	N/A
2000	$38.74	$29.92	32,677,987	N/A	N/A	N/A
1999	$19.84	$38.74	24,739,519	N/A	N/A	N/A

Focused 30
2008	$14.85	$7.30	6,252,221	$14.63	$7.18	429,943
2007	$11.42	$14.85	3,708,294	$11.28	$14.63	74,719
2006	$9.36	$11.42	3,315,178	$9.26	$11.28	42,926
2005	$7.78	$9.36	2,629,555	$7.75	$9.26	21,193
2004	$6.87	$7.78	1,986,498	N/A	N/A	N/A
2003	$4.90	$6.87	2,154,453	N/A	N/A	N/A
2002	$7.03	$4.90	1,415,371	N/A	N/A	N/A
2001	$8.23	$7.03	1,899,802	N/A	N/A	N/A
10/02/2000-12/31/2000	$10.00	$8.23	1,969,500	N/A	N/A	N/A

84

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
	Year	Year	End of Year	Year	Year	End of Year

Health Sciences
2008	$12.81	$9.07	1,079,505	$12.63	$8.93	28,481
2007	$11.15	$12.81	1,458,474	$11.02	$12.63	45,782
2006	$10.46	$11.15	1,580,870	$10.36	$11.02	23,755
2005	$9.20	$10.46	2,106,888	$8.61	$10.36	920
2004	$8.68	$9.20	2,232,443	N/A	N/A	N/A
2003	$6.88	$8.68	2,411,291	N/A	N/A	N/A
2002	$9.10	$6.88	1,927,951	N/A	N/A	N/A
01/02/2001-12/31/2001	$10.00	$9.10	2,092,867	N/A	N/A	N/A

Mid-Cap Equity
2008	$22.21	$13.36	27,534,325	$21.82	$13.10	2,387,848
2007	$23.02	$22.21	31,193,616	$22.66	$21.82	2,538,529
2006	$20.31	$23.02	32,635,408	$20.02	$22.66	2,258,775
2005	$18.91	$20.31	24,955,360	$18.60	$20.02	585,078
2004	$15.33	$18.91	17,849,133	N/A	N/A	N/A
2003	$12.05	$15.33	15,530,678	N/A	N/A	N/A
2002	$14.28	$12.05	13,782,090	N/A	N/A	N/A
2001	$12.78	$14.28	16,063,739	N/A	N/A	N/A
2000	$10.38	$12.78	11,314,553	N/A	N/A	N/A
01/04/1999-12/31/1999	$10.00	$10.38	3,539,541	N/A	N/A	N/A

International Large-Cap
2008	$11.43	$7.29	37,505,694	$11.25	$7.16	3,113,670
2007	$10.61	$11.43	44,111,199	$10.46	$11.25	3,411,357
2006	$8.47	$10.61	72,335,359	$8.37	$10.46	5,273,984
2005	$7.62	$8.47	74,571,029	$7.44	$8.37	2,950,403
2004	$6.52	$7.62	50,869,146	N/A	N/A	N/A
2003	$5.06	$6.52	35,516,195	N/A	N/A	N/A
2002	$6.24	$5.06	22,629,241	N/A	N/A	N/A
2001	$7.74	$6.24	24,033,715	N/A	N/A	N/A
01/03/2000-12/31/2000	$10.00	$7.74	16,119,405	N/A	N/A	N/A

Small-Cap Value
2008	$20.76	$14.70	3,801,248	$20.57	$14.53	284,574
2007	$20.42	$20.76	4,612,296	$20.27	$20.57	300,901
2006	$17.29	$20.42	5,254,963	$17.20	$20.27	273,586
2005	$15.43	$17.29	5,842,448	$15.49	$17.20	153,049
2004	$12.57	$15.43	8,430,203	N/A	N/A	N/A
05/01/2003-12/31/2003	$10.00	$12.57	5,534,329	N/A	N/A	N/A

Multi-Strategy
2008	$20.29	$11.01	2,856,902	$19.93	$10.79	2,664
2007	$19.72	$20.29	3,854,545	$19.41	$19.93	11,588
2006	$17.90	$19.72	4,819,006	$17.66	$19.41	10,711
2005	$17.49	$17.90	6,226,970	$17.28	$17.66	1,622
2004	$16.16	$17.49	7,741,361	N/A	N/A	N/A
2003	$13.29	$16.16	8,902,854	N/A	N/A	N/A
2002	$15.50	$13.29	9,863,550	N/A	N/A	N/A
2001	$15.91	$15.50	12,389,066	N/A	N/A	N/A
2000	$16.01	$15.91	12,843,499	N/A	N/A	N/A
1999	$15.17	$16.01	12,744,327	N/A	N/A	N/A

Main Street® Core
2008	$19.50	$11.75	14,055,583	$19.15	$11.52	807,243
2007	$18.94	$19.50	18,189,900	$18.64	$19.15	971,780
2006	$16.68	$18.94	19,637,088	$16.45	$18.64	844,921
2005	$15.96	$16.68	23,341,807	$15.63	$16.45	471,846
2004	$14.77	$15.96	20,629,181	N/A	N/A	N/A
2003	$11.80	$14.77	18,715,733	N/A	N/A	N/A
2002	$16.71	$11.80	15,878,510	N/A	N/A	N/A
2001	$18.60	$16.71	20,507,327	N/A	N/A	N/A
2000	$20.22	$18.60	32,058,370	N/A	N/A	N/A
1999	$18.10	$20.22	26,156,874	N/A	N/A	N/A

Emerging Markets
2008	$27.42	$14.15	9,395,706	$26.94	$13.87	758,030
2007	$20.90	$27.42	12,119,467	$20.57	$26.94	955,872
2006	$17.03	$20.90	13,369,944	$16.80	$20.57	902,407
2005	$12.21	$17.03	16,005,824	$12.40	$16.80	535,350
2004	$9.20	$12.21	12,432,989	N/A	N/A	N/A
2003	$5.54	$9.20	8,155,010	N/A	N/A	N/A
2002	$5.79	$5.54	6,797,735	N/A	N/A	N/A
2001	$6.43	$5.79	7,852,984	N/A	N/A	N/A
2000	$10.14	$6.43	8,225,853	N/A	N/A	N/A
1999	$6.70	$10.14	6,758,343	N/A	N/A	N/A

85

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
	Year	Year	End of Year	Year	Year	End of Year

Money Market
2008	$13.29	$13.41	11,681,793	$13.05	$13.15	297,502
2007	$12.84	$13.29	9,733,118	$12.63	$13.05	138,735
2006	$12.43	$12.84	12,239,484	$12.26	$12.63	255,763
2005	$12.26	$12.43	11,360,369	$12.12	$12.26	82,832
2004	$12.31	$12.26	11,742,695	N/A	N/A	N/A
2003	$12.39	$12.31	15,188,588	N/A	N/A	N/A
2002	$12.39	$12.39	25,520,134	N/A	N/A	N/A
2001	$12.10	$12.39	31,599,970	N/A	N/A	N/A
2000	$11.55	$12.10	33,992,524	N/A	N/A	N/A
1999	$11.16	$11.55	27,967,969	N/A	N/A	N/A

High Yield Bond
2008	$15.50	$11.89	8,649,323	$15.23	$11.66	489,003
2007	$15.35	$15.50	9,457,616	$15.11	$15.23	488,211
2006	$14.22	$15.35	11,288,636	$14.03	$15.11	429,692
2005	$14.09	$14.22	13,541,278	$13.95	$14.03	275,637
2004	$13.06	$14.09	14,333,751	N/A	N/A	N/A
2003	$11.01	$13.06	16,221,664	N/A	N/A	N/A
2002	$11.51	$11.01	11,757,291	N/A	N/A	N/A
2001	$11.52	$11.51	11,510,008	N/A	N/A	N/A
2000	$12.13	$11.52	11,695,713	N/A	N/A	N/A
1999	$11.95	$12.13	11,078,968	N/A	N/A	N/A

Managed Bond
2008	$18.00	$17.45	36,927,898	$17.68	$17.10	2,657,960
2007	$16.82	$18.00	45,054,375	$16.55	$17.68	2,973,840
2006	$16.27	$16.82	42,762,703	$16.05	$16.55	2,251,676
2005	$16.08	$16.27	39,314,102	$15.96	$16.05	739,061
2004	$15.47	$16.08	38,985,692	N/A	N/A	N/A
2003	$14.77	$15.47	36,605,225	N/A	N/A	N/A
2002	$13.50	$14.77	43,039,670	N/A	N/A	N/A
2001	$12.76	$13.50	50,452,819	N/A	N/A	N/A
2000	$11.60	$12.76	42,510,009	N/A	N/A	N/A
1999	$11.99	$11.60	31,653,501	N/A	N/A	N/A

Inflation Managed
2008	$18.37	$16.43	36,489,908	$18.05	$16.10	2,915,873
2007	$16.92	$18.37	45,714,878	$16.65	$18.05	3,480,676
2006	$17.07	$16.92	40,636,673	$16.83	$16.65	2,523,560
2005	$16.88	$17.07	34,718,642	$16.61	$16.83	1,068,917
2004	$15.72	$16.88	30,117,055	N/A	N/A	N/A
2003	$14.73	$15.72	22,549,588	N/A	N/A	N/A
2002	$12.94	$14.73	21,334,549	N/A	N/A	N/A
2001	$12.58	$12.94	13,897,811	N/A	N/A	N/A
2000	$11.41	$12.58	17,179,920	N/A	N/A	N/A
1999	$11.80	$11.41	13,720,231	N/A	N/A	N/A

Large-Cap Growth
2008	$8.64	$4.22	16,667,298	$8.52	$4.15	1,391,845
2007	$7.20	$8.64	14,748,643	$7.12	$8.52	948,001
2006	$7.59	$7.20	42,438,722	$7.52	$7.12	3,077,945
2005	$7.48	$7.59	31,626,923	$7.35	$7.52	1,135,282
2004	$7.25	$7.48	51,260,881	N/A	N/A	N/A
2003	$5.86	$7.25	31,559,184	N/A	N/A	N/A
2002	$8.03	$5.86	22,722,046	N/A	N/A	N/A
01/02/2001-12/31/2001	$10.00	$8.03	19,099,383	N/A	N/A	N/A

Comstock
2008	$11.24	$7.00	28,589,085	$11.08	$6.89	2,617,293
2007	$11.75	$11.24	38,070,055	$11.61	$11.08	3,210,781
2006	$10.24	$11.75	26,445,842	$10.14	$11.61	1,842,505
2005	$9.95	$10.24	18,534,161	$9.76	$10.14	638,602
2004	$8.62	$9.95	16,380,784	N/A	N/A	N/A
2003	$6.65	$8.62	10,427,793	N/A	N/A	N/A
2002	$8.66	$6.65	2,123,576	N/A	N/A	N/A
2001	$9.75	$8.66	2,178,943	N/A	N/A	N/A
10/02/2000-12/31/2000	$10.00	$9.75	1,347,212	N/A	N/A	N/A

Mid-Cap Growth
2008	$9.76	$4.97	15,792,956	$9.62	$4.89	1,234,278
2007	$8.05	$9.76	23,714,752	$7.96	$9.62	1,808,579
2006	$7.49	$8.05	24,085,030	$7.42	$7.96	1,617,990
2005	$6.45	$7.49	6,313,769	$6.40	$7.42	19,406
2004	$5.38	$6.45	6,126,356	N/A	N/A	N/A
2003	$4.18	$5.38	5,358,589	N/A	N/A	N/A
2002	$8.01	$4.18	3,482,177	N/A	N/A	N/A
01/02/2001-12/31/2001	$10.00	$8.01	2,269,327	N/A	N/A	N/A

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	With Standard Death Benefit			With Stepped-Up Death Benefit Rider
			Number of			Number of
			Subaccount			Subaccount
	AUV at	AUV at	Units	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at	Beginning of	End of	Outstanding at
	Year	Year	End of Year	Year	Year	End of Year

Real Estate
2008	$32.40	$19.17	2,797,106	$31.83	$18.80	197,462
2007	$39.20	$32.40	4,111,633	$38.58	$31.83	277,202
2006	$28.79	$39.20	5,124,579	$28.39	$38.58	261,594
2005	$25.00	$28.79	5,405,692	$23.54	$28.39	118,276
2004	$18.42	$25.00	5,868,266	N/A	N/A	N/A
2003	$13.58	$18.42	5,325,725	N/A	N/A	N/A
2002	$13.82	$13.58	4,924,295	N/A	N/A	N/A
2001	$12.91	$13.82	4,618,797	N/A	N/A	N/A
2000	$9.86	$12.91	4,442,265	N/A	N/A	N/A
01/04/1999-12/31/1999	$10.00	$9.86	1,859,366	N/A	N/A	N/A

Small-Cap Equity
2008	$13.98	$10.19	7,640,620	$13.91	$10.11	756,219
2007	$13.37	$13.98	4,413,577	$13.33	$13.91	440,968
2006	$11.43	$13.37	1,143,535	$11.41	$13.33	91,855
05/05/2005-12/31/2005	$10.11	$11.43	1,253,224	$10.15	$11.41	31,873

Diversified Bond
2008	$10.41	$9.47	30,743,123	$10.38	$9.41	2,678,120
2007	$10.42	$10.41	35,617,116	$10.41	$10.38	2,913,248
05/02/2006-12/31/2006	$10.00	$10.42	12,203,557	$10.01	$10.41	731,240

AllianceBernstein VPS Balance Wealth Strategy
05/01/2008-12/31/2008	$10.00	$7.07	243,980	$9.12	$7.06	0

BlackRock Global Allocation V.I.
05/01/2008-12/31/2008	$10.00	$7.90	4,557,866	$10.08	$7.89	379,669

Franklin Templeton VIP Founding Funds Allocation
05/01/2008-12/31/2008	$10.00	$6.60	443,168	$9.93	$6.59	137,159

JPMorgan Insurance Trust Core Bond
2008	$11.31	$11.30	78,888	$11.23	$11.20	6,974
2007	$10.79	$11.31	93,010	$10.73	$11.23	9,982
2006	$10.50	$10.79	4,721,031	$10.47	$10.73	506,590
2005	$10.40	$10.50	11,199,861	$10.46	$10.47	919,332
06/10/2004-12/31/2004	$10.00	$10.40	3,092,458	N/A	N/A	N/A

JPMorgan Insurance Trust Equity Index
2008	$12.95	$8.02	29,242	$12.85	$7.94	251
2007	$12.49	$12.95	34,896	$13.12	$12.85	15
2006	$10.98	$12.49	39,880	N/A	N/A	N/A
2005	$10.66	$10.98	40,422	N/A	N/A	N/A
06/10/2004-12/31/2004	$10.00	$10.66	21,227	N/A	N/A	N/A

JPMorgan Insurance Trust U.S. Equity
(formerly called JPMorgan Insurance Trust Diversified Equity)
2008	$13.28	$8.54	6,020,003	$13.19	$8.46	718,545
2007	$12.20	$13.28	10,949,362	$13.12	$13.19	1,295,343
2006	$10.65	$12.20	10,179	N/A	N/A	N/A
2005	$10.55	$10.65	15,907	N/A	N/A	N/A
06/10/2004-12/31/2004	$10.00	$10.55	6,598	N/A	N/A	N/A

JPMorgan Insurance Trust Intrepid Growth
2008	$12.36	$7.41	14,752	$12.27	$7.34	201
2007	$11.24	$12.36	13,231	$11.18	$12.27	848
2006	$10.81	$11.24	8,134,652	$10.78	$11.18	894,744
2005	$10.44	$10.81	6,388,470	$10.09	$10.78	552,709
06/10/2004-12/31/2004	$10.00	$10.44	2,815,554	N/A	N/A	N/A

JPMorgan Insurance Trust Diversified Mid Cap Growth
2008	$14.83	$8.22	10,508	$14.72	$8.14	168
2007	$12.83	$14.83	10,112	$12.76	$14.72	2,967
2006	$11.68	$12.83	14,768	$11.66	$12.76	974
2005	$10.66	$11.68	18,843	N/A	N/A	N/A
06/10/2004-12/31/2004	$10.00	$10.66	8,104	N/A	N/A	N/A

JPMorgan Insurance Trust Mid Cap Value
(formerly called JPMorgan Insurance Trust Diversified Mid Cap Value)
2008	$13.66	$8.69	14,365	$13.57	$8.61	2,342
2007	$13.73	$13.66	17,042	$13.66	$13.57	2,387
2006	$11.93	$13.73	20,464	$11.89	$13.66	3,377
2005	$11.02	$11.93	7,447,482	$11.05	$11.89	679,900
06/10/2004-12/31/2004	$10.00	$11.02	1,147,502	N/A	N/A	N/A

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FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by

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which your Contract Value (determined without considering any surrender charge) immediately before you receive the distribution exceeds your Investment in the Contract at that time. If at the time of a partial withdrawal your Contract Value does not exceed your Investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your Investment.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982. The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax adviser for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includible in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the Investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	any payment made under an immediate annuity,

•	attributable to an investment in the Contract made prior to August 14, 1982, or

•	any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional death benefit rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

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If within sixty days after the date on which a lump sum death benefit first becomes payable and the Beneficiary elects to receive annuity or life expectancy payments in lieu of the lump sum death benefit, then the Beneficiary will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the Beneficiary will be taxed on the annuity or life expectancy payments as they are received.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with withholding information, we are required to determine the withholding, from every annuity payment, as if you are a married person with 3 exemptions.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Please call 1-800-722-4448 with any questions about the required withholding information. Registered Representatives may call us at 1-800-722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Investment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your Registered Representative or by calling our Contract Owner number at 1-800-722-4448. Registered Representatives can call 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract or life insurance policy you are exchanging. If you are making an initial Investment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

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Partial 1035 Exchanges

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Rev. Proc. 2008-24 adopted the provisions of Notice 2003-51, with some modifications, finalizing the guidelines for partial 1035 exchanges. Under Rev. Proc. 2008-24, the 24 month period is reduced to 12 months, so that a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 12 months of the partial 1035 exchange. Alternatively, a partial 1035 exchange will be treated as tax-free under Code Section 1035 if the taxpayer demonstrates that any distribution taken within the 12 months is due to a specifically identified condition that occurred between the date of the partial transfer and the distribution (the conditions are death, disability, attaining age 59 1/2, divorce or loss of employment). Rev Proc. 2008-24 removes the subjective element of Notice 2003-51 (whether the distribution was contemplated at the time of the partial exchange). Also, Rev. Proc. 2008-24 provides that if the partial exchange does not qualify as a tax-free exchange under Code Section 1035, it will be treated as a taxable distribution with a subsequent repurchase, and that if the partial exchange is treated as tax-free under Code Section 1035 and this Rev. Proc., the two contracts will not be aggregated and treated as one contract, but rather will be treated as two separate contracts for tax and penalty purposes.

You should consult your tax adviser prior to effecting a partial 1035 exchange.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is generally 15% (5% for lower-income individuals). In contrast, an ordinary income tax rate of up to 35% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your Investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

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Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among investment options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of contributions. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59 1/2 are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

•	made to a beneficiary after the owner’s/participant’s death,

•	attributable to the owner/participant becoming disabled under Section 72(m)(7),

•	that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

•	for certain higher education expenses (IRAs only),

•	used to pay for certain health insurance premiums or medical expenses (IRAs only),

•	for costs related to the purchase of your first home (IRAs only), and

•	(except for IRAs) made to an employee after separation from service after reaching age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional living or death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current income

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taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Required Minimum Distributions

The regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD. On December 23, 2008, President Bush signed the “Worker, Retiree and Employer Recovery Act of 2008” (the “Act”) into law. Among other things, the Act contains a provision which provides a temporary, one-year waiver of RMDs for IRA owners, plan participants, and their beneficiaries. Under the Act, RMDs are not required to be taken for 2009. Please consult your tax or legal advisor for more information about the Act and the 2009 RMD waiver.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The IRS issued Final and Temporary Regulations on April 17, 2002 (“Final Regulations”). Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Final Regulations, the IRA owner does not need to actually have a named beneficiary when they turn age 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

If the Owner/Annuitant dies prior to his RBD or complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Contract Distribution Rules” section of this Prospectus. For non-spouse beneficiaries, life expectancy is initially computed by use of the Single Life Table of the Final Regulations (Regulation Section 1.401(a)(9)-9). Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary by one in each following calendar year.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

Actuarial Value

In accordance with recent changes in laws and regulations, RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under

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Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value,

•	100% of your Contract Value excluding your GIO Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have not attained age 70 1/2 and who have compensation (as defined by the IRS) of at least the contribution amount. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Failure to make mandatory minimum distributions may result in

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imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which an employer is allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009, we are required to provide information regarding loans or hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for a loan, a hardship distribution or a rollover, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer).

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Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax exempt employers may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a Section 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner or Contingent Owner. A Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners.

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If your Contract is Qualified under Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant or Owner dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, in proper form, at our Service Center and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded.

Spousal consent may be required to change the Beneficiary of an IRA. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) name the Plan as Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Accounts;

•	combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Account under the 1940 Act;

•	operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Account under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

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•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time. Registered Representatives may call us at 1-800-722-2333.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address:

Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to the following address:

Pacific Life Insurance Company
1299 Farnam Street, 6th Floor, AMF
Omaha, Nebraska 68102

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-4448 if you have any questions regarding which address you should use. Registered Representatives may call us at 1-800-722-2333.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction

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instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned contracts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Amounts withdrawn or transferred from any fixed-rate General Account Investment Option may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

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Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, optional living benefit rider Automatic or Owner Elected Resets/Step-Ups, and on payment of any death benefit proceeds. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. When you write, tell us your name, contract number and a description of the suspected error. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

You will also be sent an annual report for the Separate Account and the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing to us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their registered representatives. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual registered representative who sells you a Contract typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of Contracts. The amount under the persistency program for a registered representative is not expected to exceed .25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Contracts.

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These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.30% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment options under the Contracts.

AllianceBernstein Investments, Inc. pays us for each AllianceBernstein Variable Products Series Fund, Inc. portfolio (Class B) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 4) held by our separate accounts. Invesco Aim Advisors, Inc. and its affiliates pay us for each AIM Variable Insurance Funds portfolio (Series II) held by our separate accounts. JPMorgan Investment Advisors Corporation pays us for each JPMorgan Insurance Trust portfolio (Class 1) held by our separate accounts. Van Kampen Funds Inc. pays us for each Van Kampen Life Investment Trust portfolio (Class II) held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of Purchase Payments up to $1.5 billion, 0.14% on Purchase Payments on next $1.5 billion and 0.10% on Purchase Payments made in excess, attributable to the Master Funds for certain marketing assistance.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your Registered Representative or contact us for specific information that may be applicable to your state.

For Contracts issued in the state of Pennsylvania, any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In addition, you understand that benefits and values provided under the Contract may be on a variable basis. Amounts directed into one or more variable Investment Options will reflect the investment experience of those Investment Options. These amounts may increase or decrease and are not guaranteed as to a dollar amount.

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract. If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1,

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2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

•	We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

•	If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you request a transfer of all or any portion of your Contract Value from the Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

•	We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

•	If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

•	Once you elect this option, it may not be changed.

Financial Statements

The statements of assets and liabilities of Separate Account A as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2008. Pacific Life’s consolidated financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 are contained in the Statement of Additional Information.

Rule 12h-7 Representation

Consistent with well established industry and SEC practice, we do not believe that we are subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) as depositor of the separate account or any other variable separate account for which we act as depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Exchange Act, we intend to rely upon the exemption from those requirements set forth in Rule 12h-7 under the Exchange Act to the extent necessary to avoid any such periodic reporting obligation.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in

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this Prospectus relating to any fixed option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following fixed options: the DCA Plus Fixed Option when you use the DCA Plus program, or the Guaranteed Interest Options (GIOs) with three available Guarantee Terms: three-year, six-year and ten-year. Each is described below.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to any fixed option in the General Account, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to ten years. Any fixed option offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates, however, interest will accrue daily. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. In addition, no partial withdrawal or transfer may be made from a fixed option within 30 days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that day as a result of any:

•	interest, plus

•	Purchase Payments received by us then allocated to the DCA Plus Fixed Option, plus

•	any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that day as a result of any;

•	transfers, including transfers to the Loan Account,

•	withdrawals, including any applicable withdrawal charges,

•	amounts applied to provide an annuity,

•	annual fees,

•	charges for premium taxes and/or other taxes, and

•	proportionate reductions for annual charges for expenses relating to optional benefit riders attached to the Contract.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

•	the date death benefit proceeds become payable under the Contract,

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•	the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

•	the date the Contract is terminated, or

•	the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, in a form satisfactory to us, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin the Guarantee Term. You can choose a Guarantee Term of up to one year. Currently, we offer Guarantee Terms of 6 or 12 months with monthly transfers on the same day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 (10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.93. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Investments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Investment in the order received.

Example: (using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.72.

Transfers

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amount in the future.

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

Guaranteed Interest Options (GIO)

Subject to state availability, each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within 30 days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Money Market Subaccount.

Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of 3 years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of 3 years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for

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this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

Withdrawals and Transfers

You may make unlimited withdrawals from your GIOs during any Contract Year. Transfers are limited to 25 for each calendar year, as described under HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. If you have Investments allocated to a GIO, there may be adverse consequences in exercising a transfer to or from the GIO while a GPA 5 or GPA 3 Rider is in effect. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes and/or other taxes, including any taxes required for withholding.

The MVA is not applied to:

•	amounts used to pay charges for the Annual Fee, transfer fees, withdrawal fees, and/or premium taxes,

•	the amount of death benefit proceeds,

•	subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of 12 months or less,

•	Required Minimum Distributions, or

•	transfers, withdrawals, and amounts withdrawn and applied to provide annuity payments from a GIO within the 30 day period following the end of the Guaranteed Term for that GIO.

The formula for calculating the MVA is set forth in Appendix A to this Prospectus, which also contains illustrations of the application of the MVA.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to:

•	renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations,

•	transfer all or part of that Account Value to another Investment Option, and/or

•	withdraw all or part of that Account Value.

Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section of this Prospectus.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request. Interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes.

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TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-4448. Registered Representatives may call us at 1-800-722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or to a fixed option, or to a GIO.

Annual Fee – A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner – A person, if named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, GIO Value, any other Investment Option added to the Contract by Rider or Endorsement, and the Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your investments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fund – Pacific Select Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., BlackRock Variable Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, JPMorgan Insurance Trust and/or Van Kampen Life Investment Trust.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GIO Term Value – The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.

GIO Value – The aggregate amount of your Contract Value allocated to all GIOs.

Guarantee Term – The period during which an amount you allocate to any available fixed Investment Option earns interest at a Guaranteed Interest Rate. These terms are up to 1-year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs.

Guaranteed Interest Option (GIO) – If you allocate all or part of your Investment or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, any fixed option or any other Investment Option added to the Contract by Rider or Endorsement.

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Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Market Value Adjustment (“MVA”) – The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE
Total Returns
Yields
Performance Comparisons and Benchmarks
Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS
Pacific Select Distributors, Inc. (PSD)

THE CONTRACTS AND THE SEPARATE ACCOUNT
Calculating Subaccount Unit Values
Variable Annuity Payment Amounts
Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4
Corresponding Dates
Age and Sex of Annuitant
Systematic Transfer Programs
Pre-Authorized Withdrawals
Joint Annuitants on Qualified Contracts
More on Federal Tax Issues
Safekeeping of Assets

OTHER OPTIONAL RIDERS
Foundation 10 Rider
Lifetime Income Access Plus Rider
Income Access Plus Rider
Guaranteed Income Advantage 5 (GIA 5) Rider

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

APPENDIX A: FOUNDATION 10 RIDER SAMPLE CALCULATIONS

APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS

To receive a current copy of the Pacific Portfolios for Chase SAI without charge, call (800) 722-4448. Registered Representatives may call us at (800) 722-2333. You may also complete the following and send it to:

Pacific Life Insurance Company Post Office Box 2378 Omaha, Nebraska 68103-2378

Name

Address

City	State	Zip

PH02/53003.29

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APPENDIX A:

MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA =	W x [(J – I) x (N/12)] where:

(W)	is the amount to be annuitized, withdrawn or transferred from the GIO.

(J)	is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of “years remaining” in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25% (For this purpose, the “years remaining” will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the “years remaining”, plus 1.0%);

(I)	is the Guaranteed Interest Rate applicable to the GIO; and

(N)	is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

3.	The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01 – $11,089.97).

5.	No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. “J” is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA	=	($12,061.01) x [(7.75% – 5.5%) x (30/12)]
	=	$678.43 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

109

Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. “J” is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA	=	($12,061.01) x [(9.25% – 5.5%) x (30/12)]
	=	$1,130.72 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years

(2 1/2 years rounded up to the next higher whole year) is 3.25%. “J” is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA	=	($12,061.01) x [(3.50% – 5.5%) x (30/12)]
	=	– $603.05 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate (“J”) based on interpolation, the assumptions for this example have been modified and are as follows:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

3.	The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

5.	No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% – 3.25%) x (4 years – 3 years)/ (6 years – 3 years)):

Then “J” is 3.75% (i.e. 3.50% + 0.25%), and:

MVA	=	($11,432.24) x [(3.75% – 5.5%) x (42/12)]
	=	– $700.22 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

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APPENDIX B:

FLEXIBLE LIFETIME INCOME PLUS RIDER (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Examples 1 through 5 apply to the Flexible Lifetime Income Plus (Single) and (Joint) Riders.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Youngest Owner’s Age = 74 on the Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Youngest Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	No withdrawals taken.

•	No Automatic Resets or Owner-Elected Resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $10,000 (5% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $210,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

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Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Youngest Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.

•	Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000
Activity		$10,500	$209,000		$210,000	$0	$199,500
3			$209,000	$0	$210,000	$10,500	$199,500
Activity		$10,500	$214,845		$210,000	$0	$189,000
4	(Prior to Automatic Reset)		$214,845	$0	$210,000	$10,500	$189,000
4	(After Automatic Reset)		$214,845	$0	$214,845	$12,890	$214,845
Activity		$12,890	$216,994		$214,845	$0	$201,955
5	(Prior to Automatic Reset)		$216,994	$0	$214,845	$12,890	$201,955
5	(After Automatic Reset)		$216,994	$0	$216,994	$13,019	$216,994

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

(e)	the Protected Payment Base remains unchanged; and

(f)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 −$10,500).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

(g)	the Protected Payment Base remains unchanged; and

(h)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $189,000 ($199,500 −$10,500).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,890 (6% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($12,890):

(i)	the Protected Payment Base remains unchanged; and the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,955 ($214,845 −$12,890).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $13,019 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

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Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Youngest Owner’s Age = 74 on the Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Reset at Beginning of Contract Year 3.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000
Activity		$15,000	$206,490		$205,527	$0	$195,000
3	(Prior to Automatic Reset)		$206,490	$0	$205,527	$10,276	$195,000
3	(After Automatic Reset)		$206,490	$0	$206,490	$12,389	$206,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $210,000

•	Remaining Protected Balance = $210,000

•	Protected Payment Amount = $10,500 (5% × Protected Payment Base; 5% × $214,000 = $10,500)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,500 (Total withdrawal amount − Protected Payment Amount; $15,000 − $10,500 = $4,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 2.13% ($4,500 ($221,490 − $10,500); $4,500 ÷ $210,990 = 0.0213 or 2.13%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $205,527 (Protected Payment Base × (1-ratio); $210,000 × (1-2.13%); $210,000 × 97.87% = $205,527).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $195,250 (Remaining Protected Balance − Protected Payment Amount) × (1-ratio); ($210,000 − $10,500) × (1-2.13%); $199,500 × 97.87% = $195,250).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $195,000 (Remaining Protected Balance − total withdrawal amount; $210,000 − $15,000 = $195,000).

Therefore, since $195,000 (total withdrawal amount method) is less than $195,250 (proportionate method) the new Remaining Protected Balance is $195,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $205,527 = $10,276), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

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Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,389 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 3, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

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On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount − Protected Payment Amount; $4,000 − $1,250=$2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance − Protected Payment Amount) × (1-ratio); ($92,375 − $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

This example applies to the Flexible Lifetime Income Plus Rider (Single) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Owner is age 59 1/2 or older when the first withdrawal was taken.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

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				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

Example #7 – Lifetime Income.

This example applies to the Flexible Lifetime Income Plus Rider (Joint) Only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

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•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

•	All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
Activity (Death of first Designated Life) 14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value and Remaining Protected Balance were reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

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APPENDIX C:

AUTOMATIC INCOME BUILDER RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = Withdrawal percentage multiplied by the Protected Payment Base = 4% × $100,000 = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Years 2 and 3.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
2	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
3	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
3	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4.0% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, the withdrawal percentage is increased to 4.1%. Additionally, because at the Beginning of Contract Year 2, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 2 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 2 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,487 (4.1% of the reset Protected Payment Base).

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Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $307,000 ($207,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $12,587 (4.1% of the Protected Payment Base after the Purchase Payment.

Since the Owner reached age 70 and no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, the withdrawal percentage is increased to 5.2%. Additionally, because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 3.

•	Automatic Reset at Beginning of Contract Years 2, 3 and 4.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
2	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
3	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
3	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$16,717	$327,277	$321,490	$0	$304,773
4	Prior to Automatic Reset		$327,277	$321,490	$16,717	$304,773
4	After Automatic Reset		$327,277	$327,277	$17,018	$327,277

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

Since the Owner reached age 70 and no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, the withdrawal percentage is increased to 5.2%. Additionally, because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($16,717):

(a) the Protected Payment Base remains unchanged; and

(b) the Remaining Protected Balance is reduced by the amount of the withdrawal to $304,773 ($321,490 − $16,717).

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,018 (5.2% of the reset Protected Payment Base).

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Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 68

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

•	Automatic Resets at Beginning of Contract Years 2, 3 and 4.

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
2	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
3	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
3	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$30,000	$313,994	$308,437	$0	$291,490
4	Prior to Automatic Reset		$313,994	$308,437	$16,038	$291,490
4	After Automatic Reset		$313,994	$313,994	$16,327	$313,994

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

Since the Owner reached age 70 and no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, the withdrawal percentage is increased to 5.2%. Additionally, because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 exceeded the Protected Payment Amount immediately prior to the withdrawal ($16,717), the Protected Payment Base is reduced to $308,437 and the Remaining Protected Balance is reduced to $291,490. The reduction in the Protected Payment Base and the Remaining Protected Balance is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $13,283 (Total withdrawal amount – Protected Payment Amount; $30,000 − $16,717 = $13,283).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 4.06% ($13,283 ÷ ($343,994 − $16,717); $13,283 ÷ $327,277 = 0.0406 or 4.06%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $308,437 (Protected Payment Base × (1-ratio); $321,490 × (1-4.06%); $321,490 × 95.94% = $308,437).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $292,399 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($321,490 − $16,717) (1-4.06%); $304,773 × 95.94% = $292,399).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $291,490 (Remaining Protected Balance – total withdrawal amount; $321,490 − $30,000 = $291,490).

Therefore, since $291,490 (total withdrawal amount method) is less than $292,399 (proportionate method) the new Remaining Protected Balance is $291,490.

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

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Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,327 (5.2% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

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On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount – Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base x (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) x (1-ratio); ($92,375 − $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	Owner’s age on Rider Effective Date = 65

•	No subsequent Purchase Payments are received.

•	Withdrawals, are taken each Contract Year:

•	Equal to 4% of the Protected Payment Base in Contract Years 1-5 (age 65-69)

•	Equal to 5% of the Protected Payment Base in Contract Years 6-20 (age 70-84)

•	Equal to 6% of the Protected Payment Base in Contract Years 21-35 (age 85-99)

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

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			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$4,000	$99,000	$100,000	$4,000	$96,000
2	$4,000	$97,970	$100,000	$4,000	$92,000
3	$4,000	$96,909	$100,000	$4,000	$88,000
4	$4,000	$95,816	$100,000	$4,000	$84,000
5	$4,000	$94,691	$100,000	$4,000	$80,000
6	$5,000	$92,532	$100,000	$5,000	$75,000
7	$5,000	$90,308	$100,000	$5,000	$70,000
8	$5,000	$88,017	$100,000	$5,000	$65,000
9	$5,000	$85,657	$100,000	$5,000	$60,000
10	$5,000	$83,227	$100,000	$5,000	$55,000
11	$5,000	$80,724	$100,000	$5,000	$50,000
12	$5,000	$78,146	$100,000	$5,000	$45,000
13	$5,000	$75,490	$100,000	$5,000	$40,000
14	$5,000	$72,755	$100,000	$5,000	$35,000
15	$5,000	$69,937	$100,000	$5,000	$30,000
16	$5,000	$67,035	$100,000	$5,000	$25,000
17	$5,000	$64,046	$100,000	$5,000	$20,000
18	$5,000	$60,968	$100,000	$5,000	$15,000
19	$5,000	$57,797	$100,000	$5,000	$10,000
20	$5,000	$54,531	$100,000	$5,000	$5,000
21	$6,000	$50,167	$100,000	$6,000	$0
22	$6,000	$45,672	$100,000	$6,000	$0
23	$6,000	$41,042	$100,000	$6,000	$0
24	$6,000	$36,273	$100,000	$6,000	$0
25	$6,000	$31,361	$100,000	$6,000	$0
26	$6,000	$26,302	$100,000	$6,000	$0
27	$6,000	$21,091	$100,000	$6,000	$0
28	$6,000	$15,724	$100,000	$6,000	$0
29	$6,000	$10,196	$100,000	$6,000	$0
30	$6,000	$4,501	$100,000	$6,000	$0
31	$6,000	$0	$100,000	$6,000	$0
32	$6,000	$0	$100,000	$6,000	$0
33	$6,000	$0	$100,000	$6,000	$0
34	$6,000	$0	$100,000	$6,000	$0
35	$6,000	$0	$100,000	$6,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal: (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no increases are added to the withdrawal percentage due to delaying withdrawals.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 4%, 5% and 6% of the Protected Payment Base, respectively, will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

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APPENDIX D:

FLEXIBLE LIFETIME INCOME RIDER (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Examples 1 through 5 apply to the Flexible Lifetime Income (Single) and (Joint) Riders

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.

•	No Automatic Resets or Owner-Elected Resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $12,000 (6% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $212,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,600 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

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Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.

•	Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$10,600	$210,890		$212,000		$201,400
3			$210,890	$0	$212,000	$10,600	$201,400
Activity		$10,600	$215,052		$212,000		$190,800
4	(Prior to Automatic Reset)		$215,052	$0	$212,000	$10,600	$190,800
4	(After Automatic Reset)		$215,052	$0	$215,052	$10,752	$215,052
Activity		$10,600	$219,506		$215,052	$152	$204,452
5	(Prior to Automatic Reset)		$219,506	$0	$215,052	$10,752	$204,452
5	(After Automatic Reset)		$219,506	$0	$219,506	$10,975	$219,506

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(a)	the Protected Payment Base remains unchanged; and
(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,400 ($212,000 – $10,600).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(c)	the Protected Payment Base remains unchanged; and
(d)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $190,800 ($201,400 – $10,600).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,752 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(e)	the Protected Payment Base remains unchanged;
(f)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,452 ($215,052 − $10,600); and
(g)	the Protected Payment Amount is reduced to $152 (5% of the Protected Payment Base less cumulative withdrawals (5% × $215,052 − $10,600 = $152).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,975 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a Reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

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•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Resets at Beginning of Contract Year 4.

Beginning			Contract		Protected	Protected	Remaining
of Contract	Purchase		Value after	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$207,590	$0	$197,000
3			$206,490	$0	$207,590	$10,379	$197,000
4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000
4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $212,000

•	Remaining Protected Balance = $212,000

•	Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (Total withdrawal amount – Protected Payment Amount; $15,000 – $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 – $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1-ratio); $212,000 × (1-2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $197,210 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($212,000 – $10,600) × (1-2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $197,000 (Remaining Protected Balance – total withdrawal amount; $212,000 – $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

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Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

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On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375

•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

This example applies to the Flexible Lifetime Income Rider (Single) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 59 1/2 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

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				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1 and no Resets occurred, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

Example #7 – Lifetime Income.

This example applies to the Flexible Lifetime Income Rider (Joint) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

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•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

•	All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
Activity (Death of first Designated Life)
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value and Remaining Protected Balance were reduced to zero) until the death of all Designated Lives eligible for lifetime benefits.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

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APPENDIX E:

INCOME ACCESS RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value after	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Base	Amount	Balance

1	$100,000			$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

•	No withdrawals taken.

•	No Automatic Step-Ups or Owner-Elected Step-Ups.

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value after	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Base	Amount	Balance

1	$100,000		$122,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$7,000	$120,000
2	(Prior to Automatic Step-Up)		$122,000	$120,000	$8,400	$120,000
2	(After Automatic Step-Up)		$122,000	$120,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment remains at $7,000 until the Protected Payment Amount is determined at the Beginning of Contract Year 2.

Because at the Beginning of Contract Year 2, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 2 – Prior to Automatic Step-Up), an automatic step-up occurred which step-ups the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at the Beginning of Contract Year 2 – After Automatic Step-Up). As a result, the Protected Payment Amount is equal to $8,540 (7% of the step-up Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

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Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

•	Automatic Step-Up at the Beginning of Contract Year 2.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000			$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$7,000	$120,000
2	(Prior to Automatic Step-Up)		$122,000	$120,000	$8,400	$120,000
2	(After Automatic Step-Up)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$8,540	$113,460
3			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

(a) the Protected Payment Base remains unchanged; and
(b) the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Step-Up at Beginning of Contract Year 2 and 4.

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value after	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$100,000		$200,000	$200,000	$7,000	$200,000
2	(Prior to Automatic Step-Up)		$207,000	$200,000	$14,000	$200,000
2	(After Automatic Step-Up)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$14,490	$192,000
3			$206,490	$206,503	$14,455	$192,000
4	(Prior to Automatic Step-Up)		$220,944	$206,503	$14,455	$192,000
4	(After Automatic Step-Up)		$220,944	$220,944	$15,466	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $207,000

•	Remaining Protected Balance = $207,000

•	Protected Payment Amount = $14,490 (7% × Protected Payment Base; 7% × $207,000 = $14,490)

•	No withdrawals were taken prior to the excess withdrawal

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A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (Total withdrawal amount – Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1-ratio); $207,000 × (1-0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $192,047 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($207,000 – $14,490) × (1-0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $192,000 (Remaining Protected Balance – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $14,490, but at the Beginning on Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Step-Up), an automatic step-up occurred which step-ups the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Step-Up).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$7,000	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$7,000	$96,250
09/15/2007	$1,875			$100,000	$7,000	$94,375
12/15/2007	$1,875			$100,000	$7,000	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$7,000	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

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Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$7,000	$98,125
04/01/2007		$2,000		$100,000	$7,000	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$7,000	$94,250
09/15/2007	$1,875			$100,000	$7,000	$92,375
11/15/2007		$4,000		$99,140	$7,000	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375

•	Protected Payment Amount less withdrawals already taken = $7,000 – $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount less withdrawals already taken. Numerically, the excess withdrawal amount is $750 (Total withdrawal amount – Protected Payment Amount less withdrawals already taken; $4,000 – ($7,000 – $3,750 = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1-ratio); $100,000 × (1-0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $3,250) × (1-0.86%); $89,125 × 99.14% = $88,358).

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To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

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APPENDIX F:

GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) AND GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.
•	A withdrawal of $10,000 is taken during Contract Year 7.

Beginning	Purchase			Guaranteed	Amount
of Contract	Payments	Withdrawal	Contract	Protection	added to the
Year	Received	Amount	Value	Amount	Contract Value

1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) − (c) as indicated below:

(a)	is the Contract Value at the start of the Term,
(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and
(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

•	Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 − 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

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On the 6th Contract Anniversary, there was an optional Step-Up elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by finding the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000/$119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662*0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) − (c) = $114,209 ($124,662 + 0 − $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 − $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

137

APPENDIX G:

GUARANTEED INCOME ADVANTAGE PLUS RIDER
SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2 – Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

								Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

Beginning of Year 2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,237. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,237 ($101,237 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,717 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

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Example #3 – Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

								Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

Beginning of Year 2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0

Beginning of Year 3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4 – Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

								Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

Beginning of Year 2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0

Beginning of Year 3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Activity		$8,000	$185,092	$193,743	$182,376		-$8,000 = $2,000	-$0 = $0

Beginning of Year 4			$187,848	$199,099	$187,848	$200,000	$10,000	$2,000

139

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3:
$197,237

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4:
+ $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3:
− $8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4:
$199,099

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

140

Example #5 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000
3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000
4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000
5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000
6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000
7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000
8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000
9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000
10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000
11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$97,926	$100,000	$97,926	$100,000	$5,000	$0
3	$95,789	$100,000	$95,789	$100,000	$5,000	$0
4	$93,588	$100,000	$93,588	$100,000	$5,000	$0
5	$91,321	$100,000	$91,321	$100,000	$5,000	$0
6	$88,986	$100,000	$88,986	$100,000	$5,000	$0
7	$81,392	$100,000	$83,910	$100,000	$5,000	$0
8	$74,026	$100,000	$78,676	$100,000	$5,000	$0
9	$66,881	$100,000	$73,280	$100,000	$5,000	$0
10	$59,950	$100,000	$67,718	$100,000	$5,000	$0
11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least ten (10) years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a)	the Guaranteed Income Base; or

(b)	the GIA Plus Step-Up Value; less any:

(c)	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;

(d)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

(e)	charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

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APPENDIX H:

DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT RIDER (SDBR) SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract may effect the values and benefits. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Death Benefit Amount

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

•	A withdrawal of $35,000 is taken during Contract Year 6.

Beginning	Purchase			Return of
of Contract	Payments	Withdrawal		Purchase
Year	Received	Amount	Contract Value	Payments

1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,002
7			$111,666	$95,002
8			$103,850	$95,002
9			$96,580	$95,002
10 Death Occurs			$89,820	$95,002

On the Rider effective date, the initial values are set as follows:

•	Return of Purchase Payment = Initial Purchase Payment = $100,000
•	Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Return of Purchase Payment death benefit increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payment death benefit on a pro rata basis to $95,002 and decreased the Contract Value.

During Contract Year 10, death occurs. The death benefit amount will be the Return of Purchase Payments reduced by an amount for each withdrawal ($95,002) because that amount is greater than the Contract Value.

Using the table above, if death occurred in Contract Year 7, the death benefit amount would be the Contract Value ($111,666) because that amount is greater than the Return of Purchase Payment (reduced by an amount for withdrawals) of $95,002.

Stepped-Up Death Benefit Rider

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

•	A withdrawal of $35,000 is taken during Contract Year 6.

•	Annual Step-Ups occur on each of the first seven Contract Anniversaries.

142

					Guaranteed
					Minimum
Beginning	Purchase			Return of	(Stepped-Up)
of Contract	Payments	Withdrawal	Contract	Purchase	Death Benefit
Year	Received	Amount	Value[1]	Payments[1]	Amount

1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,002	$108,414
7			$111,666	$95,002	$111,666
8			$103,850	$95,002	$111,666
9			$96,580	$95,002	$111,666
Death Occurs			$89,820	$95,002	$111,666

[1]	The greater of the Contract Value or the adjusted Return of Purchase Payments represents the Death Benefit Amount.

On the Rider effective date, the initial values are set as follows:

•	Return of Purchase Payment = Initial Purchase Payment = $100,000
•	Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000
•	Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Return of Purchase Payment death benefit amount to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payments death benefit on a pro rata basis to $95,002 and decreased the Contract Value. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,414.

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Return of Purchase Payments adjusted for withdrawals) or the Guaranteed Minimum Death Benefit Amount. The death benefit proceeds are equal to the Guaranteed Minimum Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Return of Purchase Payments of $95,002).

143

APPENDIX I:

EARNINGS ENHANCEMENT GUARANTEE (EEG)
RIDER SAMPLE CALCULATIONS

The numeric examples show in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals effect the values and benefits under this Rider. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider effective Date = Contract Date

•	A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

•	A withdrawal of $20,000 is taken during Contract Year 7.

•	A withdrawal of $10,000 is taken during Contract Year 8.

						Adjustment to
Beginning	Purchase				Remaining	Remaining
of Contract	Payments	Withdrawal	Contract		Purchase	Purchase
Year	Received	Amount	Value	Earnings[1]	Payments	Payments	40% EEG[2]	25% EEG[3]

1	$100,000		$100,000	$0	$100,000	—	$0	$0
2			$103,000	$3,000	$100,000	—	$1,200	$750
3			$106,090	$6,090	$100,000	—	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	—	$3,387	$2,117
4			$129,421	$9,421	$120,000	—	$3,768	$2,355
5			$133,304	$13,304	$120,000	—	$5,321	$3,326
6			$137,303	$17,303	$120,000	—	$6,921	$4,326
7			$141,422	$21,422	$120,000	—	$8,569	$5,355
Activity		$20,000	$124,592	$4,592	$120,000	—	$1,837	$1,148
8			$125,516	$5,516	$120,000	—	$2,206	$1,379
Activity		$10,000	$118,330	$0	$118,330	$1,670	$0	$0
9			$119,208	$878	$118,330	—	$351	$219
Death at the beginning of year 10			$126,360	$8,030	$118,330	—	$3,212	$2,008

[1]	For Rider purposes, Earnings are equal to the Contract Value less Remaining Purchase Payments.

[2]	40% EEG amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

[3]	25% EEG amount is applicable if the oldest Annuitant was age 70 to 75 on the Rider Effective Date.

On the Rider effective date, the initial values are set as follows:

•	Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $4,592. The $4,592 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($124,592 – $120,000 = $4,592). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Earnings at the time of the withdrawal were $8,330, the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $1,670 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 – $8,330 = $1,670). The Earnings will be reduced to zero.

During Contract Year 10 death occurs. The EEG amount added to the death benefit is based on the age of the oldest Annuitant on the Rider Effective Date and the lesser of the Earnings and Remaining Purchase Payments adjusted for withdrawals.

Assuming the oldest Annuitant was 69 or younger on the Rider Effective Date, the EEG amount added to the death benefit would be $3,212. $3,212 represents 40% of the Earnings ($8,030 × 40% = $3,212) which is less than 40% of the Remaining Purchase Payments adjusted for withdrawals ($118,330 × 40% = $47,332).

144

Assuming the oldest Annuitant was 70 to 75 on the Rider Effective Date, the EEG amount added to the death benefit would be $2,008. $2,008 represents 25% of the Earnings ($8,030 × 25% = $2,008) which is less than 25% of the Remaining Purchase Payments adjusted for withdrawals ($118,330 × 25% = $29,583).

145

PACIFIC PORTFOLIOS FOR CHASE	WHERE TO GO FOR MORE INFORMATION

The Pacific Portfolios variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You will find more information about the Pacific Portfolios variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2009.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. In this Prospectus, you will find the table of contents for the SAI on page 108.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to Contact Us
Call or write to us at:
Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: 1-800-722-4448
Registered Representatives: 1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company1299 Farnam Street, 6th Floor, AMF
Omaha, Nebraska 68102

How to Contact the SEC	Commission’s Public Reference Section 100 F Street, NE Washington, D.C. 20549 1-202-551-8090 Website: www.sec.gov e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

Pacific Life Insurance Company
Mailing address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

CHANGE SERVICE REQUESTED

Visit us at our website: www.PacificLife.com

891-09A

Supplement dated May 1, 2009 to the Prospectus dated May 1, 2009 for the
Pacific Portfolios for Chase variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2009, as supplemented.

The purpose of this supplement is to inform you of a new optional living benefit rider.

The AN OVERVIEW OF PACIFIC PORTFOLIOS FOR CHASE section is amended as follows:

The Optional Riders — Optional Living Benefit Riders subsection is amended to include the following:

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See the OTHER OPTIONAL RIDERS — General Information — Investment Allocation Requirements section in the Prospectus.

CoreIncome Advantage Rider

This optional Rider lets you, before the Annuity Date, withdraw up to 4% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive 4% of a Protected Payment Base for life, if certain conditions are met. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.00%) associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Reset, Owner-Elected Reset and Reset Date are described in the OTHER OPTIONAL RIDERS – CoreIncome Advantage Rider section in this supplement.

This Rider is called the Core Withdrawal Benefit Rider in the Contract’s Rider.

The Periodic Expenses section is amended to include the following:

	Current Charge	Maximum Charge
	Percentage	Percentage

• CoreIncome Advantage Rider Charge*	0.40%	1.00%

* If you buy the CoreIncome Advantage Rider, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete description of the Protected Payment Base, see the OTHER OPTIONAL RIDERS — CoreIncome Advantage Rider section in this supplement. The charge is deducted from your Contract Value on a quarterly basis. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. The annual charge is only waived for the quarter that we are notified of death or annuitization. See the CHARGES, FEES AND DEDUCTIONS — Optional Rider Charges section in this supplement for further information.

Footnote 7 is replaced with the following:

Only one CoreIncome Advantage, Flexible Lifetime Income Plus (Single), Flexible Lifetime Income Plus (Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Flexible Lifetime Income (Joint), Lifetime Income Access Plus, Income Access Plus, or Income Access Rider may be owned or in effect at the same time. Only one GIA Plus or GIA 5 Rider may be owned or in effect at the same time. Only one GPA 3 or GPA 5 Rider may be owned or in effect at the same time.

The CHARGES, FEES AND DEDUCTIONS section is amended as follows:

The Optional Rider Charges subsection is amended to include the following:

CoreIncome Advantage Rider Charge

If you purchase this Rider, we will deduct an annual charge of 0.40% for the Rider from your Investment Options on a quarterly basis. The quarterly deduction is equal to 0.10% multiplied by the Protected Payment Base and is deducted from your Contract Value every three months following the Rider Effective Date (“Quarterly Rider Anniversary”). The charge is deducted on a proportionate basis from your Investment Options (excluding the DCA Plus Fixed Option) every Quarterly Rider Anniversary that the Rider remains in effect and when the Rider is terminated.

If this Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted from the Contract Value on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, we will prorate the charge based on the Protected Payment Base as of the day the Rider terminates. Such prorated amount will be deducted from the Contract Value on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day the Rider terminates.

We will waive the charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of the Contract or when the Contract Value is zero. The charge is only waived for the quarter that we are notified of death or annuitization, even if death occurs in a prior quarter.

Change in Annual Charge — The annual charge percentage may increase as a result of any Automatic Reset or Owner-Elected Reset. The annual charge percentage will not exceed the annual charge percentage then in effect for new issues of this same Rider or the maximum annual charge percentage of 1.00% (0.25% quarterly). If an Automatic Reset or Owner-Elected Reset never occurs, the annual charge percentage established on the Rider Effective Date is guaranteed not to change.

The OTHER OPTIONAL RIDERS section is amended as follows:

The Multiple Rider Ownership subsection is replaced with the following:

Only one CoreIncome Advantage, Flexible Lifetime Income Plus (Single), Flexible Lifetime Income Plus (Joint), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Flexible Lifetime Income (Joint), Lifetime Income Access Plus, Income Access Plus, or Income Access Rider may be owned or in effect at the same time. Only one GIA Plus or GIA 5 Rider may be owned or in effect at the same time. Only one GPA 3 or GPA 5 Rider may be owned or in effect at the same time.

All references to rider exchanges concerning the riders listed in the table below are replaced with the following:

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN
Income Access	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary.

CoreIncome Advantage	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Income Access Plus	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary.

Lifetime Income Access Plus	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary.

FROM	TO	WHEN
Flexible Lifetime Income (Single)	Income Access Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary.

	Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income (Joint)	Income Access Flexible Lifetime Income Plus (Single or Joint)	On any Contract Anniversary.

	Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Foundation 10	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Single)	Income Access Flexible Lifetime Income Plus (Joint)	On any Contract Anniversary.

	Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Joint)	Income Access Flexible Lifetime Income Plus (Single)	On any Contract Anniversary.

	Automatic Income Builder CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

Automatic Income Builder	Income Access	On any Contract Anniversary.

	Flexible Lifetime Income (Joint) Flexible Lifetime Income Plus (Single or Joint) CoreIncome Advantage	On any Contract Anniversary beginning with 5th Contract Anniversary measured from the Contract issue date.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages, annual credit percentages, and lifetime income age requirements that differ between the Riders listed above. Work with your investment professional prior to electing an exchange.

The following withdrawal benefit rider is added:

CoreIncome Advantage Rider

This optional Rider lets you, before the Annuity Date, lock in market gains and withdraw up to 4% of a Protected Payment Base for life, if certain conditions are met.

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements outlined in the Prospectus. See OTHER OPTIONAL RIDERS — General Information — Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount — The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 4% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	4% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 4% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX ISSUES – IRAs and Qualified Plans section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See Sample Calculations—Example #4 for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX ISSUES section in the Prospectus.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See the FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions section in the Prospectus.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section in this supplement).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. If the surviving spouse is 65 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits section in the Prospectus).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of the Protected Payment Amount. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Rider purchased at Contract issue by a 64-year old.
•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Automatic Reset at Beginning of contract Year 2.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
2	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at the beginning of Contract Year 2, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000). Also, the Protected Payment Amount will now be paid for life.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

Beginning				Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
2	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000
Activity		$5,000	$216,490	$207,000	$3,280	$202,000
3	(Prior to Automatic Reset)		$216,490	$207,000	$8,280	$202,000
3	(After Automatic Reset)		$216,490	$216,490	$8,660	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,280):

(a)	the Protected Payment Base remains unchanged; and
(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 – $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $3,280 ($8,280 -$5,000).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at

Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

Beginning			Contract	Protected	Protected	Remaining
of Contract	Purchase		Value after	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Base	Amount	Balance

1	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
2	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
2	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000
Activity		$25,000	$196,490	$190,750	$0	$182,000
3	(Prior to Automatic Reset)		$196,490	$190,750	$7,630	$182,000
3	(After Automatic Reset)		$196,490	$196,490	$7,860	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $8,280), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $207,000
•	Remaining Protected Balance = $207,000
•	Protected Payment Amount = $8,280 (4% × Protected Payment Base; 4% × $207,000 = $8,280)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $8,280 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $16,720 (total withdrawal amount – Protected Payment Amount; $25,000 – $8,280 = $16,720).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 7.85% ($16,720 ÷ ($221,490 – $8,280); $16,720 ÷ $213,210 = 0.0785 or 7.85%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $190,750 (Protected Payment Base × (1-ratio); $207,000 × (1-7.85%); $207,000 × 92.15% = $190,750).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $183,120 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($207,000 – $8,280) × (1-7.85%); $198,720 × 92.15% = $183,120).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $182,000 (Remaining Protected Balance – total withdrawal amount; $207,000 – $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,120 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4% of the Protected Payment Base after the withdrawal (4% of $190,750 = $7,630), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$4,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125	$98,125
05/01/2007				$100,000	$4,000	$98,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$2,125	$96,250
09/15/2007	$1,875			$100,000	$250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008				$100,000	$4,000	$90,500
Contract Anniversary

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$4,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125	$98,125
04/01/2007		$2,000		$100,000	$125	$96,125
05/01/2007				$100,000	$4,000	$96,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$2,125	$94,250
09/15/2007	$1,875			$100,000	$250	$92,375
11/15/2007		$4,000		$95,820	$0	$88,274

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820 and the Remaining Protected Balance is reduced to $88,274.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1-ratio); $100,000 × (1-4.18%); $100,000 × 95.82% = $95,820).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,274 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $250) × (1-4.18%); $92,125 × 95.82% = $88,274).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,274 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,274.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$4,000	$96,489	$100,000	$4,000	$96,000
2	$4,000	$94,384	$100,000	$4,000	$92,000
3	$4,000	$92,215	$100,000	$4,000	$88,000
4	$4,000	$89,982	$100,000	$4,000	$84,000
5	$4,000	$87,681	$100,000	$4,000	$80,000
6	$4,000	$85,311	$100,000	$4,000	$76,000
7	$4,000	$82,871	$100,000	$4,000	$72,000
8	$4,000	$80,357	$100,000	$4,000	$68,000
9	$4,000	$77,768	$100,000	$4,000	$64,000
10	$4,000	$75,101	$100,000	$4,000	$60,000
11	$4,000	$72,354	$100,000	$4,000	$56,000
12	$4,000	$69,524	$100,000	$4,000	$52,000
13	$4,000	$66,610	$100,000	$4,000	$48,000
14	$4,000	$63,608	$100,000	$4,000	$44,000
15	$4,000	$60,517	$100,000	$4,000	$40,000
16	$4,000	$57,332	$100,000	$4,000	$36,000
17	$4,000	$54,052	$100,000	$4,000	$32,000
18	$4,000	$50,674	$100,000	$4,000	$28,000
19	$4,000	$47,194	$100,000	$4,000	$24,000
20	$4,000	$43,610	$100,000	$4,000	$20,000
21	$4,000	$39,918	$100,000	$4,000	$16,000
22	$4,000	$36,115	$100,000	$4,000	$12,000
23	$4,000	$32,199	$100,000	$4,000	$8,000
24	$4,000	$28,165	$100,000	$4,000	$4,000
25	$4,000	$24,010	$100,000	$4,000	$0
26	$4,000	$19,730	$100,000	$4,000	$0
27	$4,000	$15,322	$100,000	$4,000	$0
28	$4,000	$10,782	$100,000	$4,000	$0
29	$4,000	$6,105	$100,000	$4,000	$0
30	$4,000	$1,288	$100,000	$4,000	$0
31	$4,000	$0	$100,000	$4,000	$0
32	$4,000	$0	$100,000	$4,000	$0
33	$4,000	$0	$100,000	$4,000	$0
34	$4,000	$0	$100,000	$4,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

PACIFIC PORTFOLIOS

SEPARATE ACCOUNT A

Pacific Portfolios (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2009, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

The Fixed Option is only available for Contracts issued before July 1, 2003. Accordingly, all references to the Fixed Option throughout this SAI are subject to these disclosures.

Pacific Life Insurance Company
Mailing address: P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners
(800) 722-2333 - Registered Representatives

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PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional Rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) − 1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

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Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, and/or withdrawal charges, increases in Risk Charge for an optional Death Benefit Rider, charges for premium taxes and/or any other taxes, any charge for an optional Rider, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any charges for an optional Rider or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge, and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2[(	a – b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any charges for an optional Rider, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a

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basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 33%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value), the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of 0.20% of average daily Account Value); other optional Rider charges (equal to a maximum annual rate of 1.75% of average daily account value), a charge for premium taxes and/or other taxes, any applicable withdrawal charge, or the expenses of an underlying investment vehicle, such as the Fund.

Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to

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Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 33% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 33%

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DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2008, 2007 and 2006 with regard to this Contract was $19,345,184, $38,555,176 and $83,928,835 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your registered representative or broker-dealer. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of contracts. The amount under the persistency program for a registered representative is not expected to exceed .25% of their total assets under management.

In addition to the Purchase Payment-based, trail commissions and persistency program described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that may otherwise influence the way that the broker-dealer and the registered representative market the Contracts.

As of December 31, 2008, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

A I G Financial Advisors Inc., AMCORE Investments Inc., Advantage Capital Corporation, American General Securities Inc., American Portfolios Financial Services Inc., Askar Corporation, Bancwest Investment Services Inc., Banc of America Investment Services, C C O Investment Services Corp, Capital Investment Brokerage Inc., Capital Investment Group Inc., C U S O Financial Services L P, Centaurus Financial, Inc., Chevy Chase Financial Services Corp., Citigroup Global Markets Inc., Colonial Brokerage Inc., Commonwealth Financial Network, Compass Brokerage Inc., Countrywide Investment Services Inc., Essex National Securities Inc., F S C Securities Corporation, Financial Network Investment Corp., First Allied Securities Inc., First Heartland Capital Inc., First Tennessee Brokerage Inc., Geneos Wealth Management Inc., Great American Advisors Inc., I N G Financial Partners Inc., Invest Financial Corporation, Investacorp Inc., Investment Centers of America Inc., Investment Professionals Inc., J J B Hilliard, W L Lyons Inc., Jacques Financial L L C, Janney Montgomery Scott Inc., Key Investment Services L L C, L P L Financial Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., M Holdings Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Keegan & Company Inc., Multi-Financial Securities

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Corp., Mutual Of Omaha Investor Services Inc., N F P Securities Inc., NatCity Investments Inc., National Planning Corporation, NEXT Financial Group Inc., P N C Investments L L C, Pension Planners Securities Inc., Primevest Financial Services Inc., ProEquities Inc., R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., S I I Investments Inc., Securities America, Signator Investors Inc., Sorrento Pacific Financial L L C, Sterne Agee Financial Services Inc., Sterne, Agee & Leach Inc., Stifel Nicolaus & Company Inc., Suntrust Investment Services Inc., Tower Square Securities Inc., Transamerica Financial Advisors Inc, Triad Advisors Inc, U B S Financial Services Inc, U S Bancorp Investments Inc., Unionbanc Investment Services L L C, United Planners’ Financial Services of America, V S R Financial Services Inc., Vision Investment Services Inc., WaMu Investments Inc., Wachovia Securities Financial Network L L C, Wachovia Securities L L C, Walnut Street Securities, Wescom Financial Services L L C, Woodbury Financial Services Inc., Zions Direct Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract over other investment options. You may ask your registered representative about these potential conflicts of interests and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

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THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:
Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) − C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, any charge for an optional Rider, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

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Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

Example:  Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume

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that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 1.05	= 1; 1 − 1 = 0; 0 × 100% = 0%.

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 1.05	= 0.9771; 0.9771 − 1 = −0.0229; −0.0229 × 100% = −2.29%.

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge section in the Prospectus). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount

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immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 – $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

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Systematic Transfer Programs

Systematic Transfer Programs

The GIO’s or any fixed option(s) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Money Market Subaccount, or, for contracts issued before July 1, 2003, the Fixed Option as your sweep option. You may not use dollar cost averaging, DCA Plus, and the earnings sweep at the same time. Only portfolio rebalancing is available after you annuitize. The systematic transfer options are subject to the same requirements and restrictions as non-systematic transfers.

The GIO’s or any fixed option(s) may not be used as the target Investment option under any systematic transfer programs. In addition, the GIO’s may not be used as a source Investment Option under any systematic transfer programs.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you in a form satisfactory to us. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting period but we reserve the right to enforce such waiting period in the future.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any Investment Option (excluding any GIOs) as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

•	your request to stop dollar cost averaging is effective, or

•	your source Account Value is zero, or

•	your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

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Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Only portfolio rebalancing is available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in a form satisfactory to us. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings from the Fixed Option (if available) or the Money Market Subaccount (the “sweep option”) to one or more other Variable Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future.

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding 6 months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

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If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, may be subject to a 10% federal tax penalty.

Joint Annuitants on Qualified Contracts

On your Annuity Date, if your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For

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example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or PLFA.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

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Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options, based on your Account Value in each Investment Option. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value,

•	100% of your Contract Value excluding your GIO Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while an optional living benefit rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however,

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you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and may be subject to a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

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OTHER OPTIONAL RIDERS

General Information

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider (except for GIA), you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

•	100% to one allowable Asset Allocation Model, OR

•	100% among allowable Investment Options.

You may also use the DCA Plus program to transfer amounts to an Asset Allocation Model or among the Investment Options listed below. Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models	Allowable Investment Options

Portfolio Optimization Model A	AIM V.I. PowerShares ETF Allocation Fund
Portfolio Optimization Model B	AllianceBernstein VPS Balanced Wealth Strategy Portfolio
Portfolio Optimization Model C	American Funds Asset Allocation
Portfolio Optimization Model D	BlackRock Global Allocation V.I. Fund
Portfolio Optimization Model E1	Franklin Templeton VIP Founding Funds Allocation Fund
Custom Model	GE Investments Total Return Fund
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth
Van Kampen LIT Global Tactical Asset Allocation Portfolio

[1]	Portfolio Optimization Model E will no longer be an allowable Asset Allocation Model for any optional living benefit rider with a Rider Effective Date on or after January 1, 2009.

You may transfer your entire Contract Value between an allowable Asset Allocation Model and allowable Investment Options, between allowable Asset Allocation Models or between allowable Investment Options. Keep in mind that you must allocate your entire Contract Value to either one allowable Asset Allocation Model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Portfolio Optimization.  You may transfer your entire Contract Value to a different Portfolio Optimization Model without affecting your Rider. However, if you change the allocation percentages within the Portfolio Optimization Model you have selected, you will no longer be participating in the Portfolio Optimization program and your Rider will terminate. See the HOW YOUR INVESTMENTS ARE ALLOCATED – Portfolio Optimization section of the Prospectus for information about the program.

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Allowable Asset Allocation Models – Custom Model.  You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See the HOW YOUR INVESTMENTS ARE ALLOCATED – Custom Model section of the Prospectus for information about the program.

Allowable Investment Options.  You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, or when we believe a change is necessary to protect our ability to provide the guarantees under these riders. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. However, you will have 10 Business Days after the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider.

Foundation 10 Rider

Purchasing the Rider

This Rider is no longer available for purchase.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Maximum Credit Base – An amount equal to 200% of the Remaining Protected Balance as of the Rider Effective Date and any subsequent Purchase Payments made during the first year that the Rider is in effect plus 100% of all subsequent Purchase Payments made after the first year.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

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Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance if no withdrawals are taken.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX ISSUES – IRAs and Qualified Plans section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the

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Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX A: FOUNDATION 10 RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX ISSUES section in the Prospectus.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See the FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions section in the Prospectus.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

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If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date,

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date, and

•	the Remaining Protected Balance is less than the Maximum Credit Base.

The Annual Credit is equal to 10% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date, or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or the most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. In addition, Annual Credit eligibility cannot be reinstated by any Automatic or Owner-Elected Reset.

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Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the Annual Credit cannot be reinstated with a Reset. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

If a withdrawal is taken, the Annual Credit will no longer be applied and cannot be restarted with an Automatic or Owner-Elected Reset. In addition, an Automatic or Owner-Elected Reset will not start a new 10 year period for Annual Credit eligibility.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges). A Reset does not begin a new 10 year period for the Annual Credit to be applied.

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on

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or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. If the surviving spouse is 59 1/2 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract if the Contract is Non-Qualified,

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken

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under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A: FOUNDATION 10 RIDER SAMPLE CALCULATIONS to this SAI. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Lifetime Income Access Plus Rider

Purchasing the Rider

This Rider is no longer available for purchase.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

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The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX ISSUES – IRAs and Qualified Plans section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount.  If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE

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CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX ISSUES section in the Prospectus.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See the FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions section in the Prospectus.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized

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withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 5 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a reset occurs.

Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income. The Income Access Credit is not added to your Contract Value.

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Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section in the Prospectus).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

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Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. The surviving spouse may elect to reset the Remaining Protected Balance on any Contract Anniversary. If a reset occurs at age 65 or older, then the provisions of this Rider will continue for the surviving spouse.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

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The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS to this SAI. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Income Access Plus Rider

Purchasing the Rider

This Rider is no longer available for purchase.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

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How the Rider Works

On any day, this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX ISSUES – IRAs and Qualified Plans section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount.  If a withdrawal (except an RMD withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX ISSUES section in the Prospectus.

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If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See the FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions section in the Prospectus.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date or the most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is prior to the 6th Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

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The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless you elect to reset the Remaining Protected Balance.

Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income. The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date. Please discuss with your registered representative your Contract’s maximum Annuity Date when considering reset options.

If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section in the Prospectus).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

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If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date.

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

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Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS to this SAI. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Income Advantage 5 (GIA 5) Rider

Purchasing the Rider

This Rider is no longer available for purchase.

How the Rider Works

If you purchased the optional GIA 5 Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA 5 Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, adjusted for any Market Value Adjustment, less

•	any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchase the GIA 5 Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals,

•	or adjustments for transfers made from a Guaranteed Interest Option (GIO).

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge and any Market Value Adjustment, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

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The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA 5 Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA 5 Annuity Option.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage (GIA 5) Annuity Option

The annuity payments that may be elected under the GIA 5 Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

For information regarding taxation of annuity payments, see the FEDERAL TAX ISSUES section of the Prospectus.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

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•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Guaranteed Income Advantage (GIA) Rider

Purchasing the Rider

This Rider is no longer available for purchase.

How the Rider Works

If you purchased the GIA Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this GIA Annuity Option. The GIA Rider is only available for purchase until the date the GIA Plus Rider becomes available in your state.

The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA Annuity Option will be based on the higher of the Guaranteed Income Base or the Enhanced Income Base, which are described below.

1.	Guaranteed Income Base – If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs, to the Contract Value immediately prior to withdrawal.

If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA Rider was purchased, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs, to the Contract Value immediately prior to the withdrawal.

The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

•	the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday,

•	a full withdrawal of the amount available for withdrawal under the Contract,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	any termination of the Contract in accordance with the provisions of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

On the Annuity Date and if the GIA Rider has not terminated, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any MVAs, any applicable state premium tax, and any outstanding Contract Debt.

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2.	Enhanced Income Base – The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

•	the Net Contract Value on the Annuity Date, less

•	the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges, MVAs, and any applicable state premium tax.

Guaranteed Income Advantage (GIA) Annuity Option

The annuity payments that may be elected under the GIA Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA Annuity Option available.

For information regarding taxation of annuity payments, see the FEDERAL TAX ISSUES section in the Prospectus.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while the Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal under the Contract,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

You may terminate the GIA Rider on any Contract Anniversary.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account A as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2008. Pacific Life’s consolidated financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 are attached. These financial statements should be considered only as bearing on the ability

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of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life Insurance Company as of December 31, 2008 and for each of the periods presented have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent registered public accounting firm, as stated in the Annual Report of Separate Account A dated December 31, 2008, which is incorporated by reference in this Registration statement.

The consolidated financial statements of Pacific Life Insurance Company as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent auditors, as stated in their report appearing herein.

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APPENDIX A:

FOUNDATION 10 RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

•	Maximum Credit Base = 200% of the Initial Purchase Payment = $200,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Year 10.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
4			$343,994	$30,000	$380,000	$19,000	$380,000	$500,000
5			$368,073	$30,000	$410,000	$20,500	$410,000	$500,000
6			$393,839	$30,000	$440,000	$22,000	$440,000	$500,000
7			$421,407	$30,000	$470,000	$23,500	$470,000	$500,000
8			$450,906	$30,000	$500,000	$25,000	$500,000	$500,000
9			$482,469	$0	$500,000	$25,000	$500,000	$500,000
10	Prior to Automatic Reset		$516,242	$0	$500,000	$25,000	$500,000	$500,000
10	After Automatic Reset		$516,242	$0	$516,242	$25,812	$516,242	$500,000

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Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 1, the Maximum Credit Base is increased by 200% of the Purchase Payment, to $400,000. The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $20,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $220,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $11,000 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $320,000 ($220,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 2, the Maximum Credit Base is increased by 100% of the Purchase Payment, to $500,000. The Protected Payment Amount after the Purchase Payment is equal to $16,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, an annual credit of $30,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $350,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $17,500 (5% of the Protected Payment Base on that Contract Anniversary).

An Annual Credit is no longer applied after the Protected Payment Base and Remaining Protected Balance reach the Maximum Credit Base of $500,000 in Contract Year 8.

Because at the Beginning of Contract Year 10, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 10 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 10 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $25,812 (5% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 3 and 4.

•	Automatic Reset at Beginning of Contract Year 6.

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Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
Activity		$17,500	$326,494		$350,000	$0	$332,500	$500,000
4			$326,494	$0	$350,000	$17,500	$332,500	$500,000
Activity		$17,500	$331,848		$350,000	$0	$315,000	$500,000
5			$331,848	$0	$350,000	$17,500	$315,000	$500,000
6	Prior to Automatic Reset		$355,077	$0	$350,000	$17,500	$315,000	$500,000
6	After Automatic Reset		$355,077	$0	$355,077	$17,753	$355,077	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

(a)	the Protected Payment Base remains unchanged; and

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $332,500 ($350,000 – $17,500).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

(c)	the Protected Payment Base remains unchanged; and

(d)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $315,000 ($332,500 – $17,500).

Because at the Beginning of Contract Year 6, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 6 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 6 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,753 (5% of the reset Protected Payment Base).

Since a withdrawal occurred during Contract Year 3, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

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Beginning					Protected	Protected	Remaining	Maximum
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Credit
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$321,490		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
Activity		$25,000	$318,994		$341,985	$0	$324,885	$500,000
4			$318,994	$0	$341,985	$17,099	$324,885	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $17,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $343,994

•	Protected Payment Base = $350,000

•	Remaining Protected Balance = $350,000

•	Protected Payment Amount = $17,500 (5% × Protected Payment Base; 5% × $350,000 = $17,500)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $17,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $7,500 (Total withdrawal amount – Protected Payment Amount; $25,000 – $17,500 = $7,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 2.29% ($7,500 ÷ ($343,994 – $17,500); $7,500 ÷ $326,494 = 0.0229 or 2.29%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $341,985 (Protected Payment Base × (1-ratio); $350,000 × (1-2.29%); $350,000 × 97.71% = $341,985).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $324,885 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($350,000 – $17,500) × (1-2.29%); $332,500 × 97.71% = $324,885).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $325,000 (Remaining Protected Balance – total withdrawal amount; $350,000 – $25,000 = $325,000).

Therefore, since $324,885 (proportionate method) is less than $325,000 (total withdrawal amount method) the new Remaining Protected Balance is $324,885.

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The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $341,985 = $17,099), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

Since a withdrawal occurred during Contract Year 3, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – Annual Credit & Resets.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments received.

•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Years 3, 5, 7 and 9.

Beginning					Protected	Protected	Remaining	Maximum
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Credit
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
2			$107,000	$10,000	$110,000	$5,500	$110,000	$200,000
3			$125,000	$10,000	$125,000	$6,250	$125,000	$200,000
4			$120,000	$12,500	$137,500	$6,875	$137,500	$200,000
5			$190,000	$12,500	$190,000	$9,500	$190,000	$200,000
6			$180,000	$19,000	$209,000	$10,450	$209,000	$200,000
7			$240,000	$0	$240,000	$12,000	$240,000	$200,000
8			$220,000	$0	$240,000	$12,000	$240,000	$200,000
9			$250,000	$0	$250,000	$12,500	$250,000	$200,000

On the Contract Anniversary at the beginning of Contract Year 2, an Annual Credit of $10,000 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $10,000 would have been applied on the Contract Anniversary at the beginning of Contract Year 3, but an Automatic Reset takes place instead, resetting the Protected Payment Base and Remaining Protected Balance to $125,000.

On the Contract Anniversary at the beginning of Contract Year 4, an Annual Credit of $12,500 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $12,500 would have been applied on the Contract Anniversary at the beginning of Contract Year 5, but an Automatic Reset took place instead, resetting the Protected Payment Base and Remaining Protected Balance to $190,000.

On the Contract Anniversary at the beginning of Contract Year 6, an Annual Credit of $19,000 (10% of the Remaining Protected Balance) is added, increasing the Protected Payment Base and Remaining Protected Balance to $209,000. Annual Credits will no longer be added since the Maximum Credit Base of $200,000 has been reached.

Example #6 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

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This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was

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$90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375

•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Owner is age 59 1/2 or older when the first withdrawal was taken

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

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				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

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APPENDIX B:

LIFETIME INCOME ACCESS PLUS RIDER &
INCOME ACCESS PLUS RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Examples 1 through 6 apply to the Lifetime Income Access Plus Rider and the Income Access Plus Rider.

Example #1 – Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	No withdrawals taken.

•	No Reset of the Remaining Protected Balance.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
3			$106,090	$6,000	$112,000	$5,600	$112,000
4			$109,273	$6,000	$118,000	$5,900	$118,000
5			$112,551	$6,000	$124,000	$6,200	$124,000
6			$115,927	$6,000	$130,000	$6,500	$130,000
7			$119,405	$0	$130,000	$6,500	$130,000
8			$122,987	$0	$130,000	$6,500	$130,000
9			$126,677	$0	$130,000	$6,500	$130,000
10			$130,477	$0	$130,000	$6,500	$130,000
11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

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In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $50,000 is received during Contract Year 2.
•	No withdrawals taken.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity	$50,000		$154,534		$156,000	$7,800	$156,000
3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	A withdrawal of $5,000 is taken during Contract Year 2.

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Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity		$5,000	$99,534		$106,000	$300	$101,000
3			$101,016	$0	$106,000	$5,300	$101,000
4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

(a)	the Protected Payment Base remains unchanged;
(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 − $5,000); and
(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Reset at Beginning of Contract Year 4.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$207,590	$0	$197,000
3			$206,490	$0	$207,590	$10,379	$197,000
4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000
4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

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The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $212,000

•	Remaining Protected Balance = $212,000

•	Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (Total withdrawal amount – Protected Payment Amount; $15,000 – $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 – $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1-ratio); $212,000 × (1-2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $197,210 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($212,000 – $10,600) × (1-2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $197,000 (Remaining Protected Balance – total withdrawal amount; $212,000 – $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

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This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a Non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

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The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375

•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example 7 applies to the Lifetime Income Access Plus Rider only.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Reset in the Remaining Protected Balance is assumed during the life of the Rider.

53

Contract		End of Year	Annual	Protected	Protected	Remaining
Year	Withdrawal	Contract Value	Credit	Payment Base	Payment Amount	Protected Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

54

Form No. 801-09A

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting and reporting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts and for defined benefit pension and other postretirement plans.
As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to broker-dealer discontinued operations.
March 5, 2009

Member of
Pacific Southwest: Carlsbad Costa Mesa Las Vegas Los Angeles Phoenix Reno San Diego	Deloitte Touche Tohmatsu

PL-1

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2008	2007

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$21,942	$26,854
Equity securities available for sale, at estimated fair value	216	409
Mortgage loans	5,622	4,585
Policy loans	6,920	6,410
Other investments	2,045	2,156

TOTAL INVESTMENTS	36,745	40,414
Cash and cash equivalents	3,354	521
Deferred policy acquisition costs	5,012	4,481
Other assets	3,046	1,482
Separate account assets	41,505	57,605

TOTAL ASSETS	$89,662	$104,503

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$32,670	$32,017
Future policy benefits	9,841	6,025
Short-term and long-term debt	328	397
Other liabilities	1,332	1,878
Separate account liabilities	41,505	57,605

TOTAL LIABILITIES	85,676	97,922

Commitments and contingencies (Note 20)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	505	505
Retained earnings	5,130	5,814
Accumulated other comprehensive income (loss)	(1,679)	232

TOTAL STOCKHOLDER’S EQUITY	3,986	6,581

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$89,662	$104,503

See Notes to Consolidated Financial Statements

PL-2

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
REVENUES
Policy fees and insurance premiums	$1,997	$1,780	$1,538
Net investment income	1,997	2,114	2,042
Net realized investment gain (loss)	(1,327)	(46)	62
Realized investment gain on interest in PIMCO	109		32
Investment advisory fees	255	327	319
Other income	129	98	47

TOTAL REVENUES	3,160	4,273	4,040

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,234	1,266	1,219
Policy benefits paid or provided	1,206	855	780
Commission expenses	715	690	606
Operating expenses	712	740	630

TOTAL BENEFITS AND EXPENSES	3,867	3,551	3,235

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(707)	722	805
Provision (benefit) for income taxes	(363)	98	198

INCOME (LOSS) FROM CONTINUING OPERATIONS	(344)	624	607
Minority interest	11	(36)	(13)
Discontinued operations, net of taxes	(6)	11	(4)

NET INCOME (LOSS)	($339)	$599	$590

See Notes to Consolidated Financial Statements

PL-3

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on
					Derivatives
			Unearned		and Securities
	Common	Paid-in	ESOP	Retained	Available for	Other,
	Stock	Capital	Shares	Earnings	Sale, Net	Net	Total
	(In Millions)
BALANCES, JANUARY 1, 2006	$30	$502	($8)	$4,839	$682	$78	$6,123
Comprehensive income (loss):
Net income				590			590
Other comprehensive loss, net					(246)	(16)	(262)

Total comprehensive income							328
Dividend paid to parent				(185)			(185)
Other equity adjustments		3	8				11

BALANCES, DECEMBER 31, 2006	30	505	0	5,244	436	62	6,277
Comprehensive income (loss):
Net income				599			599
Other comprehensive loss, net					(250)	(16)	(266)

Total comprehensive income							333
Cumulative effect of adoption of new accounting principle, net of tax				(29)			(29)

BALANCES, DECEMBER 31, 2007	30	505	0	5,814	186	46	6,581
Comprehensive loss:
Net loss				(339)			(339)
Other comprehensive loss, net					(1,814)	(97)	(1,911)

Total comprehensive loss							(2,250)
Dividend paid to parent				(345)			(345)

BALANCES, DECEMBER 31, 2008	$30	$505	$0	$5,130	($1,628)	($51)	$3,986

See Notes to Consolidated Financial Statements

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Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	($333)	$588	$594
Adjustments to reconcile net income (loss) excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(144)	(150)	(126)
Depreciation and other amortization	51	66	63
Deferred income taxes	(592)	1	49
Net realized investment (gain) loss	1,327	46	(62)
Realized investment gain on interest in PIMCO	(109)		(32)
Net change in deferred policy acquisition costs	(175)	(302)	(496)
Interest credited to policyholder account balances	1,234	1,266	1,219
Change in future policy benefits and other insurance liabilities	1,182	666	502
Other operating activities, net	(342)	(58)	294

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,099	2,123	2,005
Net cash used in operating activities of discontinued operations	(18)	(71)	(16)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,081	2,052	1,989

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(2,730)	(5,885)	(5,037)
Sales	2,084	2,041	2,039
Maturities and repayments	2,136	2,718	2,937
Repayments of mortgage loans	470	439	1,330
Fundings of mortgage loans and real estate	(1,665)	(1,658)	(1,140)
Change in policy loans	(510)	(342)	(164)
Sale of interest in PIMCO	288		88
Purchases and terminations of derivative instruments	72	(58)	(9)
Change in collateral received or pledged	1,056	17	143
Other investing activities, net	240	(222)	(237)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	1,441	(2,950)	(50)
Net cash provided by (used in) investing activities of discontinued operations	7	76	(9)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	1,448	(2,874)	(59)

(Continued)
See Notes to Consolidated Financial Statements

PL-5

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2008	2007	2006

		(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$7,320	$6,876	$4,760
Withdrawals	(7,602)	(7,131)	(5,940)
Net change in short-term debt	(100)	100
Issuance of long-term debt	24	136	9
Payments of long-term debt	(35)	(33)	(19)
Dividend paid to parent	(345)		(169)
Other financing activities, net	42	54	11

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(696)	2	(1,348)

Net change in cash and cash equivalents	2,833	(820)	582
Cash and cash equivalents, beginning of year	521	1,341	759

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,354	$521	$1,341

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$13	$155	$44
Interest paid	$23	$19	$16

See Notes to Consolidated Financial Statements

PL-6

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, mutual funds, and pension and institutional products. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005. PMHC transferred its state of legal domicile from the State of California to the State of Nebraska, effective June 29, 2007, to reunite PMHC and Pacific Life under one regulatory authority.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $212 million and $181 million as of December 31, 2008 and 2007, respectively.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2007 and 2006 consolidated financial statements to conform to the 2008 financial statement presentation.

PL-7

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2008, the Company adopted Financial Accounting Standards Board (FASB) Staff Position (FSP) Financial Accounting Standards (FAS) 140-4 and FASB Interpretation No. (FIN) 46(R)-8 — Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. This FSP improves the transparency of transfers of financial assets and an enterprise’s involvement with VIEs. The adoption of this FSP had no impact on the Company’s consolidated financial statements. See Note 4 for information on the Company’s VIEs and expanded disclosure.

Effective December 31, 2008, the Company adopted FSP FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement of Financial Accounting Standard (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. This FSP also clarifies that the disclosures required by SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an Amendment of FASB Statement No. 133, will be incorporated upon adoption of SFAS No. 161 on January 1, 2009. The adoption of FSP FAS No. 133-1 and FIN 45-4 had no impact on the Company’s consolidated financial statements. See Note 9 for information on the Company’s credit derivatives and expanded disclosure.

Effective December 31, 2008, the Company adopted FSP Emerging Issues Task Force (EITF) Issue No. 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20, to revise guidance for beneficial interests in securitized financial assets that are within the scope of EITF Issue No. 99-20, Recognition of Interest Income and Impairment of Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other than temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other than temporary impairment assessment and the related disclosure requirements in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and other related guidance. The adoption of the FSP had no impact on the Company’s consolidated financial statements. See Note 8 for information of the Company’s other than temporary impairments and expanded disclosures.

Effective January 1, 2008, the Company adopted FSP FIN 39-1, Amendment of FASB Interpretation No. 39. FSP FIN 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 for certain terminology modifications. This statement permits offsetting of fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP FIN 39-1 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2008, the Company adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option on any of the eligible assets or liabilities. Therefore, adoption of SFAS No. 159 had no impact on the Company’s consolidated financial statements.

Effective January 1, 2008, the Company adopted SFAS No. 157, Fair Value Measurements. This statement creates a common definition of fair value to be used throughout U.S. GAAP. SFAS No. 157 applies whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions. The standard establishes a hierarchy for determining fair value, which requires the use of observable market data whenever available. The statement also requires expanded disclosures, which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. The adoption of SFAS No. 157 did not have a material impact on the Company’s consolidated financial statements. See Note 13 for information on the Company’s fair value measurements and expanded disclosures.

PL-8

In October 2008, the FASB issued FSP FAS 157-3 — Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active. This FSP clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The FSP was effective at issuance. The adoption of this FSP had no impact on the Company’s consolidated financial statements. See Note 13 for information on the Company’s fair value measurements and expanded disclosure.

In February 2008, the FASB issued FSP FAS No. 157-2 — Effective Date of FASB Statement No. 157, which delays the effective date of SFAS No. 157 to January 1, 2009 for certain nonfinancial assets and nonfinancial liabilities. Examples of applicable nonfinancial assets and nonfinancial liabilities to which FSP FAS No. 157-2 applies include, but are not limited to:
•	Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value;

•	Reporting units measured at fair value in the goodwill impairment test as described in SFAS No. 142, Goodwill and Other Intangible Assets, and nonfinancial assets and nonfinancial liabilities measured at fair value in the SFAS No. 142 goodwill impairment test, if applicable; and

•	Nonfinancial long-lived assets measured at fair value for impairment assessment under SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets.
As a result of this FSP, the Company has delayed until January 1, 2009 the implementation of SFAS No. 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS No. 157-2.

Effective December 31, 2007, the Company adopted SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. This statement requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial condition and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company’s adoption of SFAS No. 158 resulted in a reduction to other comprehensive income (OCI) of $20 million, net of taxes as of December 31, 2007.

Effective January 1, 2007, the Company adopted FIN 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A tax position that meets the more likely than not recognition threshold should be measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest expense and penalties related to unrecognized tax benefits as a component of the provision (benefit) for income taxes. The adoption of FIN 48 had no impact on the Company’s consolidated financial statements, and therefore, there was no cumulative effect related to the adoption of FIN 48.

Effective May 2, 2007, the Company adopted FSP FIN 48-1, Definition of Settlement in FASB Interpretation No. 48. This FSP amends FIN 48 to provide guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. This statement is effective upon the initial adoption of FIN 48 with retrospective application if the provisions of this FSP were not previously applied. The adoption of this FSP had no impact on the Company’s consolidated financial statements, and therefore, there was no retrospective adjustment.

Effective January 1, 2007, the Company adopted SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity (SPE) from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The adoption of SFAS No. 155 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of

PL-9

Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements on insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. In addition, in February 2007, the AICPA issued related Technical Practice Aids (TPAs) to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1. The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $29 million, net of taxes, which was recorded as a reduction to retained earnings during the year ended December 31, 2007.
FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2008, the FASB issued FSP SFAS No. 132(R)-1, Employers’ Disclosures about Postretirement Benefit Plan Assets, an amendment to SFAS No. 132(R), Employers’ Disclosures about Pensions and Other Postretirement Benefits, to provide guidance on an employer’s disclosures about plan assets of a defined benefit pension or other postretirement plan. FSP SFAS No. 132(R)-1 is effective for the Company as of December 31, 2009, which will result in expanded disclosures related to the Company’s employee benefit plans.

In April 2008, the FASB issued FSP FAS No. 142-3, Determination of the Useful Life of Intangible Assets. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R), Business Combinations, and other U.S. GAAP. This FSP will be applied prospectively to intangible assets acquired after the effective date. FSP FAS No. 142-3 is effective for the Company beginning January 1, 2009. Adoption of FSP FAS No. 142-3 is not expected to have any impact on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, which establishes the disclosure requirements for derivative instruments and for hedging activities. This statement amends and expands the disclosure requirements of SFAS No. 133 with the intent to disclose how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedged items affect a company’s financial position, financial performance and cash flows. SFAS No. 161 is effective for the Company beginning January 1, 2009. The Company expects to adopt SFAS No. 161 on January 1, 2009, which will result in expanded disclosures related to derivative instruments and hedging activities.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51. SFAS No. 160 improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for the Company beginning January 1, 2009 and will be applied prospectively when adopted, except for the presentation and disclosure requirements, which will be applied retrospectively for all periods presented. Adoption of SFAS No. 160 is not expected to have a material impact on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective for the Company beginning January 1, 2009. SFAS No. 141(R) will be applied prospectively to business combinations occurring after the date of adoption.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC and future policy benefits, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

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Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).
Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for other than temporary impairments. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, a charge to net realized investment gain (loss) is recorded equal to the difference between the estimated fair value and net carrying amount of the security.

The evaluation of other than temporary impairments is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for other than temporary impairments. The Company has an investment impairment committee comprised of investment and accounting professionals that reviews and evaluates securities for potential other than temporary impairments at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest-rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Given the recent turmoil and volatility in the financial markets and the severe economic recession, estimated fair values for most fixed maturity securities have declined significantly. Analysis of the probability that all cash flows will be collected under the contractual terms of the fixed maturity security and determination as to whether the Company has the intent and ability to hold the investment for a sufficient period of time to allow for recovery in value were key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, including residential and commercial mortgage-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows and performance, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating perpetual preferred securities, which do not have final contractual cash flows, the Company applied other than temporary impairment considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant “debt-like” characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities. The SEC Issues Letter Clarifying Other-Than-Temporary Impairment Guidance for Perpetual Preferred Securities issued on October 15, 2008 states that if an investor in a perpetual preferred security with an estimated fair value below cost that is not attributable to the credit deterioration of the issuer would not be required to recognize an other than temporary impairment by asserting that it has the intent and ability to continue holding the security for a sufficient period to allow for an anticipated recovery in market value.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a write-down is taken for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate and recorded in net realized investment gain (loss). The Company had no impairments during the years ended December 31, 2008, 2007 and 2006. Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or

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equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.
Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision (benefit) for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision (benefit) for income taxes (Note 17). The amortization recorded in net investment income was $5 million, $20 million and $24 million for the years ended December 31, 2008, 2007 and 2006, respectively.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 9).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income, interest expense or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less. Secured lending transactions with maturities of three months or less are also included in cash equivalents. The Company entered into a series of Federal National Mortgage Association (FNMA) pass-through dollar roll transactions during the fourth quarter of 2008. The Company purchased FNMA pass through securities and was contractually obligated to resell the same or substantially the same securities within 30 days of purchase. The Company classified these dollar roll transactions as short-term secured loans and reported them as cash and cash equivalents. As of December 31, 2008, the loans amounted to $403 million. The fair values of the securities held in connection with the secured lending were $410 million as of December 31, 2008.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined by SOP 05-1), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2008 and 2007, the carrying value of DAC was $5.0 billion and $4.5 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

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Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 8.0% of each deposit. The capitalized sales inducement balance included in the DAC asset was $552 million as of December 31, 2008 and 2007.

GOODWILL FROM ACQUISITIONS

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances change that would indicate that a triggering event, as defined in SFAS 142 has occurred. Goodwill from acquisitions, included in other assets, totaled $15 million as of December 31, 2008 and 2007. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2008, 2007 and 2006.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 10). Interest credited to these contracts primarily ranged from 2.0% to 9.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses (Note 10). Interest rates used in establishing such liabilities ranged from 1.9% to 11.3%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2008 and 2007, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

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REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth, and assumed reinsurance agreements intended to offset reinsurance costs and increase risk spread. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset when a written legal right of offset exists. See Note 15.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC and URR.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned from Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life formed in 2007, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax

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expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
CONTINGENCIES

The Company follows the requirements of SFAS No. 5, Accounting for Contingencies. This statement requires the Company to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable then any other, the Company records an estimated reserve at the low end of the range of losses. See Note 20.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

In accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts, for separate account funding agreements where the Company provides a guarantee of principal and interest to the contract holder and the Company bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue, and benefit and expense lines in the consolidated statements of operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 13, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

As of December 31, 2008, Pacific Life has two permitted practices approved by the NE DOI that differ from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC). The first permitted practice relates to the valuation of certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2008 and 2007 did not reflect unrealized losses of $88 million and $54 million, respectively, with regards to this permitted practice. The second permitted practice has a financial statement filing date of December 31, 2008 and will continue until December 30, 2009. This permitted practice allows Pacific Life to apply the revised version of Actuarial Guideline 39 for variable annuity reserves that is contained in the final recommendations submitted by the Capital & Surplus Relief Working Group to the Executive Committee of the NAIC. This permitted practice resulted in an increase to statutory surplus and net income of $442 million as of December 31, 2008.

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In addition, Pacific Life uses a NE DOI prescribed accounting practice for certain synthetic GIC reserves that differs from statutory accounting practices adopted by the NAIC. As of December 31, 2008 and 2007, this NE DOI prescribed accounting practice resulted in statutory reserves of $12 million and $9 million, respectively, as opposed to statutory reserves of $640 million and zero, respectively, using statutory accounting practices adopted by the NAIC.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was ($1,529) million, $362 million and $362 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of Pacific Life was $3,136 million and $3,708 million as of December 31, 2008 and 2007, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2008 and 2007, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2008 statutory results, Pacific Life could pay $256 million in dividends in 2009 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.

During the year ended December 31, 2008, Pacific Life paid a cash dividend to Pacific LifeCorp of $345 million. No dividends were paid during 2007. During the year ended December 31, 2006, Pacific Life paid two dividends totaling $185 million to Pacific LifeCorp; a $25 million dividend, consisting of $9 million in cash and a real estate investment with an estimated fair value of $16 million, and a $160 million cash dividend.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and because PL&A recorded a $116 million statutory net loss from operations for the year ended December 31, 2008, PL&A will be unable to pay dividends to Pacific Life in 2009 without prior regulatory approval. No dividends were paid during 2008, 2007 and 2006.

OTHER

In November 2008, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 — Loan-backed and Structured Securities. SSAP 98 requires the use of discounted cash flows for impairment analysis and subsequent valuation of loan-backed and structured securities. This statement is effective for quarterly and annual reporting periods beginning on or after January 1, 2009. Changes resulting from the adoption of this statement shall be accounted for prospectively. The Company anticipates that adoption of this statement will result in statutory losses based on current market conditions. Based on December 31, 2008 information, this would have resulted in additional statutory losses amounting to approximately $320 million.

The Company has reinsurance contracts in place with a reinsurer whose financial stability has been deteriorating. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the events surrounding this reinsurer and evaluate its options to deal with any further deterioration of this reinsurer’s financial condition. As of December 31, 2008, statutory reserves ceded to this reinsurer amounted approximately to $160 million.

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3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $278 million and $284 million as of December 31, 2008 and 2007, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $311 million and $308 million as of December 31, 2008 and 2007, respectively. The net contribution to income from the Closed Block was insignificant for the years ended December 31, 2008, 2007 and 2006.

4.	VARIABLE INTEREST ENTITIES

The following table presents, as of December 31, 2008 and 2007, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss
	(In Millions)
December 31, 2008:
Private equity funds	$236	$30
Asset-backed securities			$3,816	$93

Total	$236	$30	$3,816	$93

December 31, 2007:
Private equity funds	$194	$25
Warehouse facility	18	5
Collateralized debt obligation	6	3
Asset-backed securities			$3,816	$187

Total	$218	$33	$3,816	$187

PRIVATE EQUITY FUNDS

Private equity funds (the Funds) are three limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds and is a VIE due to the lack of control by the other equity investors. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE debt consolidated from the Funds was $2 million and zero as of December 31, 2008 and 2007, respectively. Consolidated assets are reported in other investments and cash and cash equivalents and consolidated liabilities are reported in short-term debt.

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote SPEs, which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value

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of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. These asset-backed securities are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities as the Company does not absorb a majority of the expected losses or receive a majority of the expected residual return. The carrying amount of these investments is $93 million at December 31, 2008 and is classified in fixed maturity securities. During the years ended December 31, 2008 and 2007, the Company recorded other than temporary impairments of $117 million and $73 million, respectively, related to these securities.
WAREHOUSE FACILITY

The Company determined that it was the primary beneficiary of a warehouse facility that it sponsored in 2007 for the purpose of issuing a collateralized loan obligation. The Company has not guaranteed the performance, liquidity or obligations of the warehouse facility. The maximum exposure to loss was limited to the carrying amounts of the retained interests, which represent the equity in the facility. This facility was consolidated into the consolidated financial statements of the Company. Non-recourse debt consolidated from the facility was $13 million as of December 31, 2007. During the third quarter of 2008, the warehouse facility was liquidated. The Company settled the non-recourse debt and purchased the remaining assets of the facility.

COLLATERALIZED DEBT OBLIGATION

The Company determined that it was the primary beneficiary of a collateralized debt obligation (CDO) of high yield debt securities that it sponsored in 1998 and it was consolidated into the consolidated financial statements of the Company. Non-recourse debt consolidated from the CDO was $2 million as of December 31, 2007. During the third quarter of 2008, the CDO was liquidated and the non-recourse debt was fully repaid.

5.	INTEREST IN PIMCO

As of December 31, 2007, the Company owned a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO was reported at estimated fair value, as determined by a contractual put and call option price, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2007, the interest in PIMCO, which was included in other investments, had an estimated fair value of $288 million.

During the year ended December 31, 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz of America, Inc. (Allianz), a subsidiary of Allianz SE, for $288 million. The Company recognized a pre-tax gain of $109 million for the year ended December 31, 2008.

During the year ended December 31, 2006, Allianz exercised a call option of $88 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2006 was $32 million.

6.	DISCONTINUED OPERATIONS

The Company’s broker-dealer operations and group insurance business have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds.

In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. On June 20, 2007, a transaction closed whereby the Company sold certain of these broker-dealer subsidiaries to an unrelated third-party. Proceeds from the sale included cash of $53 million and a common stock interest in the buyer’s parent of $57 million. A pre-tax gain of $54 million was recognized from this sale during the year ended December 31, 2007. On December 31, 2007, a transaction closed whereby the Company sold another one of its broker-dealer subsidiaries to subsidiary management. The Company incurred a pre-tax loss of $1 million from this transaction during the year ended December 31, 2007. As of December 31, 2007, one broker-dealer subsidiary remained classified as held for sale. On March 31, 2008, a transaction closed whereby the Company sold this held for sale subsidiary to an unrelated third-party. The Company recognized an insignificant pre-tax gain from this transaction during the year ended December 31, 2008.

PL-18

On April 27, 2005 (Closing Date), the Company sold its group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company cedes to the buyer future premiums received for its existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date will not be reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Revenues	$13	$276	$395
Benefits and expenses	22	300	401

Loss from discontinued operations	(9)	(24)	(6)
Benefit from income taxes	(3)	(8)	(2)

Loss from discontinued operations, net of taxes	(6)	(16)	(4)

Net gain on sale of discontinued operations		53
Provision for income taxes		26

Net gain on sale of discontinued operations, net of taxes		27

Discontinued operations, net of taxes	($6)	$11	($4)

Revenues from the group insurance business were zero, zero and $5 million and from the broker-dealer operations were $13 million, $276 million and $390 million for the years ended December 31, 2008, 2007 and 2006, respectively. Benefits and expenses from the group insurance business were zero, zero and $6 million and from the broker-dealer operations were $22 million, $300 million and $395 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Assets and liabilities from discontinued operations are included in other assets and other liabilities, respectively. Assets and liabilities as of December 31, 2008 relate to discontinued operations that have been sold. Assets and liabilities as of December 31, 2007 are all held for sale except for $4 million of other assets and $24 million of other liabilities related to discontinued operations that have been sold. Major classes of assets and liabilities related to discontinued operations were as follows:

	December 31,
	2008	2007
	(In Millions)
Investments		$23
Cash and cash equivalents		1
Other assets	$6	20

Total assets	$6	$44

Short-term debt		$18
Other liabilities	$13	38

Total liabilities	$13	$56

PL-19

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Balance, January 1	$4,481	$4,248	$3,787
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)		(45)
Additions:
Capitalized during the year	752	852	999
Amortization:
Allocated to commission expenses	(444)	(432)	(399)
Allocated to operating expenses	(133)	(118)	(104)

Total amortization	(577)	(550)	(503)
Allocated to OCI	356	(24)	(35)

Balance, December 31	$5,012	$4,481	$4,248

During the years ended December 31, 2008, 2007 and 2006, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in an increase in DAC amortization expense of $20 million for the year ended December 31, 2008 and decreases in DAC amortization expense of $12 million and $16 million for the years ended December 31, 2007 and 2006, respectively. The revised EGPs also resulted in increased URR amortization of $2 million and $4 million for the years ended December 31, 2008 and 2006, respectively, and decreased URR amortization of $15 million for the year ended December 31, 2007.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary impairments and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques. See Note 13 for additional information on the Company’s fair value measurements.

PL-20

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
December 31, 2008:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$98	$19		$117
Obligations of states and political subdivisions	512	5	$148	369
Foreign governments	211	41	7	245
Corporate securities	15,534	292	1,523	14,303
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	6,133	105	1,306	4,932
Commercial mortgage-backed securities	1,191	15	106	1,100
Other asset-backed securities	741	32	111	662
Redeemable preferred securities	294	15	95	214

Total fixed maturity securities	$24,714	$524	$3,296	$21,942

Perpetual preferred securities	$385	$3	$174	$214
Other equity securities	2			2

Total equity securities	$387	$3	$174	$216

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
December 31, 2007:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$38	$5		$43
Obligations of states and political subdivisions	1,008	160	$2	1,166
Foreign governments	253	37		290
Corporate securities	16,047	501	203	16,345
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	6,257	64	126	6,195
Commercial mortgage-backed securities	1,427	64	3	1,488
Other asset-backed securities	1,000	52	43	1,009
Redeemable preferred securities	327	10	19	318

Total fixed maturity securities	$26,357	$893	$396	$26,854

Perpetual preferred securities	$434	$5	$33	$406
Other equity securities	3			3

Total equity securities	$437	$5	$33	$409

PL-21

The Company has investments in perpetual preferred securities that are primarily issued by European and U.S. banks. The net carrying amount and estimated fair value of the available for sale securities was $553 million and $266 million, respectively, as of December 31, 2008. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $168 million and $52 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.
The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2008, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
Due in one year or less	$1,582	$9	$25	$1,566
Due after one year through five years	4,785	89	323	4,551
Due after five years through ten years	5,855	73	780	5,148
Due after ten years	4,427	201	645	3,983

	16,649	372	1,773	15,248
Mortgage-backed and asset-backed securities	8,065	152	1,523	6,694

Total	$24,714	$524	$3,296	$21,942

PL-22

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non marketable securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	32	$276	$148
Foreign governments	5	66	7
Corporate securities	938	9,521	1,523
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	342	3,693	1,306
Commercial mortgage-backed securities	45	796	106
Other asset-backed securities	48	328	111
Redeemable preferred securities	18	153	95

Total fixed maturity securities	1,428	14,833	3,296
Perpetual preferred securities	30	197	174
Other securities	24	95	28

Total other securities	54	292	202

Total	1,482	$15,125	$3,498

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	29	$254	$144	3	$22	$4
Foreign governments	5	66	7
Corporate securities	650	6,649	799	288	2,872	724
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	145	2,229	699	197	1,464	607
Commercial mortgage-backed securities	31	569	74	14	227	32
Other asset-backed securities	29	204	49	19	124	62
Redeemable preferred securities	5	43	6	13	110	89

Total fixed maturity securities	894	10,014	1,778	534	4,819	1,518
Perpetual preferred securities	7	29	16	23	168	158
Other securities	18	89	27	6	6	1

Total other securities	25	118	43	29	174	159

Total	919	$10,132	$1,821	563	$4,993	$1,677

PL-23

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2007:
Obligations of states and political subdivisions	14	$61	$2
Corporate securities	636	6,131	203
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	387	3,882	126
Commercial mortgage-backed securities	16	326	3
Other asset-backed securities	51	523	43
Redeemable preferred securities	16	211	19

Total fixed maturity securities	1,120	11,134	396
Perpetual preferred securities	27	328	33
Other securities	30	50	7

Total other securities	57	378	40

Total	1,177	$11,512	$436

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2007:
Obligations of states and political subdivisions				14	$61	$2
Corporate securities	386	$3,572	$112	250	2,559	91
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	122	2,066	63	265	1,816	63
Commercial mortgage-backed securities	3	44	1	13	282	2
Other asset-backed securities	27	363	41	24	160	2
Redeemable preferred securities	12	190	17	4	21	2

Total fixed maturity securities	550	6,235	234	570	4,899	162
Perpetual preferred securities	20	226	21	7	102	12
Other securities	16	37	6	14	13	1

Total other securities	36	263	27	21	115	13

Total	586	$6,498	$261	591	$5,014	$175

Gross unrealized losses as of December 31, 2008 have increased significantly from December 31, 2007. General spread widening on fixed maturity investments caused by the recent disruption in the financial markets have led to decreases in their estimated fair values. The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company has the ability and intent to hold the securities until recovery.
Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential

PL-24

mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards for some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

The table below illustrates the breakdown of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2008.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2003 and
Rating	Amount	Fair Value	Amount	Prior	2004	2005	2006	2007	2008
	($ In Millions)
Prime RMBS:
AAA	$3,226	$2,480	87%	14%	18%	21%	22%	12%
AA	260	176	7%			3%	4%
A	122	80	3%			1%	2%
BAA	73	46	2%					2%
BA and below	27	15	1%					1%

Total	$3,708	$2,797	100%	14%	18%	25%	28%	15%	0%

Alt-A RMBS:
AAA	$745	$506	80%		8%	12%	22%	38%
AA	89	74	10%			1%	8%	1%
A	9	5	1%				1%
BAA	4	4	0%
BA and below	79	79	9%					9%

Total	$926	$668	100%	0%	8%	13%	31%	48%	0%

Sub-prime RMBS:
AAA	$393	$293	82%	27%	36%	16%	1%	2%
AA	70	46	15%	14%	1%
A	1	1	0%
BA and below	15	6	3%			3%

Total	$479	$346	100%	41%	37%	19%	1%	2%	0%

CMBS:
AAA	$1,052	$990	89%	59%	12%	4%		13%	1%
AA	63	57	5%	5%
A	36	29	3%	3%
BAA	28	17	2%					2%
BA and below	12	7	1%	1%

Total	$1,191	$1,100	100%	68%	12%	4%	0%	15%	1%

Monoline insurers guarantee the timely payment of principal and interest of certain securities. Municipalities will often purchase monoline insurance to wrap a security issuance in order to benefit from better market execution. The Company’s net carrying amount and established fair value of total monoline insured securities was $845 million and $700 million, respectively, as of December 31, 2008. Included in these amounts are monoline insured municipal securities with a net carrying amount and estimated fair value of $560 million and $438 million, respectively, as of December 31, 2008. Of the net carrying value of the municipal bond portfolio, 24% of the overall credit quality of the municipal bond portfolio, including the benefits of monoline insurance, was rated A or better and 76% was rated BAA by independent rating agencies. As of December 31, 2008, the Company had no direct investments in monoline insurers.

PL-25

As of December 31, 2008, the Company has received advances of $1.7 billion from the Federal Home Loan Bank (FHLB) of Topeka and has issued $1.7 billion in funding agreements to the FHLB of Topeka. Funding agreements are used as an alternative source of funds for the Company’s spread lending business and the funding agreement liabilities are included in general account policyholder account balances. Assets with an estimated fair value of $2.2 billion as of December 31, 2008 are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2008, the Company holds $87 million of FHLB of Topeka stock.

PL&A is a member of FHLB of San Francisco. As of December 31, 2008, no assets are pledged as collateral. As of December 31, 2008, the Company holds $25 million of FHLB of San Francisco stock.

The Company lends securities in connection with its securities lending program administered by one of the largest U.S. financial institutions specializing in securities lending and short-term fixed-income asset management. The Company requires an amount equal to 102% of the estimated fair value of the loaned securities to be separately maintained as collateral for the loaned securities. The collateral is restricted and not available for general use. Securities loaned were zero and $2 million as of December 31, 2008 and 2007, respectively.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Fixed maturity securities	$1,467	$1,492	$1,411
Equity securities	23	26	28
Mortgage loans	289	248	300
Real estate	86	68	58
Policy loans	223	209	193
Partnerships and joint ventures	21	170	133
Other	24	38	42

Gross investment income	2,133	2,251	2,165
Investment expense	136	137	123

Net investment income	$1,997	$2,114	$2,042

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $10 million, $43 million and $61 million for the years ended December 31, 2008, 2007 and 2006, respectively.

PL-26

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$100	$117	$39
Gross losses on sales	(37)	(23)	(37)
Other than temporary impairments	(454)	(98)	(6)
Other	4	20	12

Total fixed maturity securities	(387)	16	8

Equity securities:
Gross gains on sales		5	14
Other than temporary impairments	(68)		(3)
Other	1		1

Total equity securities	(67)	5	12

Trading securities	(22)	(1)	2
Real estate and mortgage loans	27	18	9
Variable annuity guaranteed living benefit embedded derivatives	(2,775)	(222)	41
Variable annuity guaranteed living benefit policy fees	108	78	64
Variable annuity derivatives	1,901	44	(71)
Other derivatives	(47)	(11)	(8)
Other investments — other than temporary impairments	(55)
Other	(10)	27	5

Total	($1,327)	($46)	$62

PL-27

During the years ended December 31, 2008, 2007 and 2006, the Company recorded other than temporary impairments of $577 million, $98 million and $9 million, respectively. In connection with the recent significant disruption in the housing, financial and credit markets, the other than temporary impairment charges recorded during the year ended December 31, 2008 were primarily related to the Company’s exposure to Alt-A RMBS, certain structured securities and direct exposure to banks and corporate credits. The table below summarizes the other than temporary impairments by type:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
RMBS:
Alt-A	$214
Prime	13
Structured credit	31	$15
CDOs	125	73
Other asset-backed securities	1	5	$2
Corporate debt:
Financial institutions	48	2	1
Other	22	3	3
Equities:
Financial institutions	34		3
Other	34
Private equity	51
Other investments	4

Total other than temporary impairments	$577	$98	$9

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Available for sale securities:
Fixed maturity	($3,269)	($211)	($298)
Equity	(143)	(49)	(10)

Total	($3,412)	($260)	($308)

Trading securities	($19)	($2)	($2)

Trading securities totaled $114 million and $129 million as of December 31, 2008 and 2007, respectively. The cumulative unrealized gains (losses) on trading securities held as of December 31, 2008 and 2007 were ($19) million and zero, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2008 and 2007, totaled $4 million and $23 million, respectively.

As of December 31, 2008 and 2007, fixed maturity securities of $12 million and $13 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $5,622 million and $4,585 million as of December 31, 2008 and 2007, respectively. Mortgage loans are collateralized by commercial real estate properties primarily located throughout the U.S. As of December 31, 2008, $1,169 million, $746 million, $565 million, $446 million and $324 million were located in California, Florida, Washington, Texas and Washington D.C., respectively. As of December 31, 2008, $503 million was located in Canada. There were no defaults during the years ended

PL-28

December 31, 2008, 2007, and 2006. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2008 or 2007. As of December 31, 2008, mortgage loan investments with one commercial sponsor exceeded 10% of stockholder’s equity. The carrying value of these investments was $767 million as of December 31, 2008.

Investments in real estate totaled $459 million and $400 million as of December 31, 2008 and 2007, respectively. There were no real estate write-downs during the years ended December 31, 2008, 2007 and 2006.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

PL-29

The following table summarizes the notional amount and estimated fair value by hedge designation and derivative type. Collateral received from or pledged to counterparties is not included in the amounts below.

			Estimated Fair Value
	Notional Amount		Asset/(Liability)
	December 31,		December 31,
	2008	2007	2008	2007

	(In Millions)		(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$6,488	$8,043	($57)	$219
Forward starting interest rate swap agreements	1,535	1,935	252	29
Interest rate swaps	1,743	859	(43)	(9)

Total cash flow hedges	9,766	10,837	152	239

Fair value hedges:
Interest rate swaps	1,264	1,455	(120)	(33)
Foreign currency interest rate swaps	18	18	1	2

Total fair value hedges	1,282	1,473	(119)	(31)

Derivatives not designated as hedging instruments:
Variable annuity guaranteed living benefit embedded derivatives	33,455	27,935	(3,342)	(161)
Variable annuity derivatives — equity put swaps	5,173	2,827	937	18
Variable annuity derivatives — interest rate swaps	2,150		372
Variable annuity derivatives — total return swaps	2,437	470	(31)	26
Variable annuity guaranteed living benefit reinsurance contracts	13,274	7,358	429	23
Synthetic GICs	23,856	11,477	(3)
Interest rate swaps	535	97	(13)
Foreign currency interest rate swaps	460	367	3	(2)
Floors and options	204	119	3	5
Credit default swaps	128	128	(39)	(4)
Other	367	264		(11)

Total derivatives not designated as hedging instruments	82,039	51,042	(1,684)	(106)

Total	$93,087	$63,352	($1,651)	$102

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps. The notional amount of the variable annuity guaranteed living benefit reinsurance contracts represents the full protected basis of the underlying embedded derivative and estimated fair value represents the amount recoverable from reinsurers based on the portion of risk ceded.

PL-30

The following table summarizes the asset and liability values of the Company’s derivative instruments, which are calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements. Net cash collateral received from counterparties was $1,392 million and $270 million as of December 31, 2008 and 2007, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments. Net cash collateral pledged to counterparties was $66 million and zero as of December 31, 2008 and 2007, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other liabilities. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments or other assets, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

	Asset Value		Liability Value
	December 31,		December 31,
	2008	2007	2008	2007

	(In Millions)		(In Millions)
Other investments	$249	$183
Other assets	429	23
Future policy benefits			$3,342	$161
Other liabilities			313	213

Total	$678	$206	$3,655	$374

As of December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with an estimated fair value of $147 million and $16 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2008 and 2007, $15 million and $16 million, respectively, of the collateral had been repledged. As of December 31, 2008 and 2007, the Company provided collateral in the form of various securities of $17 million and $14 million, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified

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intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the year ended December 31, 2008, the net loss related to the ineffective portion of designated cash flow hedges was $4 million, and was insignificant for the years ended December 31, 2007 and 2006. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness. For the years ended December 31, 2008, 2007 and 2006, the Company had net losses of zero, $21 million and $2 million, respectively, reclassified from accumulated other comprehensive income (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $10 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2008, 2007 and 2006, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps to manage its exposure to changes in the estimated fair values of its assets and liabilities due to fluctuations in the benchmark interest rate.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

When a derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For the year ended December 31, 2008, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was ($1) million, and was insignificant for the years ended December 31, 2007 and 2006. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. The changes in the estimated fair value of the derivatives not designated as hedging instruments are recognized in net realized investment gain (loss).

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits.

GLBs on new variable annuity contracts issued since January 1, 2007 are partially covered by reinsurance. These reinsurance arrangements have been used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued since January 1, 2007. The ceded portion of the GLBs is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.

The Company employs hedging strategies and derivatives (variable annuity derivatives) designed to mitigate the equity risk associated with the GLBs not covered by reinsurance. Equity put swaps are utilized to economically hedge against a portion of the movements in the equity markets. These equity put swaps involve the exchange of periodic fixed rate payments for the return, at the end of the swap agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on the trade date is positive or negative, respectively.

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The Company uses interest rate swaps to hedge fluctuations in the valuation of GLBs as a result of changes in risk free rates. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

The Company uses credit default swaps in combination with cash instruments to reproduce the investment characteristics of certain investments. Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security. A payment is delivered if the underlying security of the derivative defaults. Under this event, the required maximum potential amounts of future payments were $95 million and $115 million as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the fair value of credit derivatives sold by the Company was ($38) million and ($4) million, respectively. The terms for these instruments range from one to seven years.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2008 and 2007 was $150 million and $196 million, respectively.

For all derivative contracts other than GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2008, the Company’s insurer financial strength rating was above the specified level.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. For the year ended December 31, 2008, the Company has incurred losses of $7 million, included in net realized gain (loss), on derivative instruments due to a counterparty default related to the bankruptcy of Lehman Brothers Holdings Inc. These losses were a result of the contractual collateral threshold amounts and open collateral calls in excess of such amounts immediately prior to the bankruptcy filing. For the year ended December 31, 2008, swap contracts are still open with Lehman Brothers Special Finance with a fair value of ($24) million, which resulted in a loss of $12 million included in net realized investment gain (loss).

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10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2008	2007

	(In Millions)
Universal life	$18,729	$17,742
Funding agreements	7,890	9,190
Fixed account liabilities	4,515	4,159
GICs	1,536	926

Total	$32,670	$32,017

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2008	2007

	(In Millions)
Annuity reserves	$4,455	$4,184
Variable annuity guaranteed living benefit embedded derivatives	3,342	161
URR	925	726
Policy benefits payable	433	295
Life insurance	360	327
Closed Block liabilities	311	309
Other	15	23

Total	$9,841	$6,025

11.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 9.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (10 years) selected by the contract holder at the issuance of the variable annuity contract. In general, the GMIB requires a minimum allocation to guaranteed term options or adherence to

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limitations required by an approved asset allocation strategy. The GMIB is a living benefit that provides the contract holder with a guaranteed annuitization value.
Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2008	2007

	($ In Millions)
Return of net deposits
Separate account value	$36,672	$50,709
Net amount at risk (1)	11,557	690
Average attained age of contract holders	61 years	60 years

Anniversary contract value
Separate account value	$13,465	$20,280
Net amount at risk (1)	5,750	606
Average attained age of contract holders	62 years	62 years

Minimum return
Separate account value	$1,107	$1,933
Net amount at risk (1)	898	339
Average attained age of contract holders	64 years	63 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2008	2007

	($ In Millions)
Separate account value	$2,230	$3,804
Average attained age of contract holders	57 years	57 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2008	2007	2008	2007
	GMDB		GMIB

	(In Millions)		(In Millions)
Balance, beginning of year	$48	$44	$24	$26
Changes in reserves	119	12	38	(2)
Benefits paid	(48)	(8)

Balance, end of year	$119	$48	$62	$24

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Reinsurance recoverables related to GMDB reserves totaled $3 million and $1 million as of December 31, 2008 and 2007, respectively, which are included with other reinsurance receivables in other assets. Reinsurance recoverables related to GMIB reserves are not significant.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2008	2007

	(In Millions)
Asset type
Domestic equity	$17,927	$26,899
International equity	5,476	9,519
Bonds	12,182	13,614
Money market	1,087	677

Total	$36,672	$50,709

12.	DEBT

Debt consists of the following:

	December 31,
	2008	2007

	(In Millions)
Short-term debt: Commercial paper		$100

Long-term debt:
Surplus notes	$150	150
SFAS No. 133 fair value adjustment	55	13
Other non-recourse debt	121	119
VIE debt (Note 4)	2	15

Total long-term debt	328	297

Total short-term and long-term debt	$328	$397

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2008. The amount outstanding as of December 31, 2007 was $100 million, bearing an average interest rate of 4.4%. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2008 and 2007. As of and during the year ended December 31, 2008, Pacific Life was in compliance with the debt covenants related to this facility.

PL&A maintains a $40 million reverse repurchase line of credit with a commercial bank. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with this line of credit as of December 31, 2008 and 2007.

Pacific Life is a member of the FHLB of Topeka. Pacific Life has approval from the FHLB of Topeka to advance amounts up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2008 and 2007. Certain assets are on deposit with the FHLB of Topeka with an estimated fair value of $3.6 billion as of December 31, 2008, of which $2.2 billion have been pledged and $1.4 billion are available for future advances from the FHLB of Topeka. This amounts to a borrowing capacity of approximately $1.0 billion as of December 31, 2008.

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PL&A is a member of the FHLB of San Francisco. PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $99 million. Of this amount, half, or $49.5 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2008 and 2007, PL&A had no debt outstanding with the FHLB of San Francisco.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $55 million and $13 million as of December 31, 2008 and 2007, respectively, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

Certain subsidiaries of Pacific Asset Holding LLC (PAH), a wholly owned subsidiary of Pacific Life, entered into various term loans with third-parties. Interest on these loans accrues at fixed rates, is payable monthly and range from 5.8% to 6.2% as of December 31, 2008 and 2007. As of December 31, 2008 and 2007, there was $87 million outstanding on these loans with maturities ranging from 2010 to 2012. All of these loans are secured by real estate properties and are non-recourse to the Company.

Certain subsidiaries of PAH also entered into various property improvement loans with third-parties for a maximum loan balance of $43 million. Interest on these loans accrues at variable rates, is payable monthly and range from 2.6% and 3.2% as of December 31, 2008 and 6.4% to 7.0% as of December 31, 2007. As of December 31, 2008, there was $34 million outstanding on these loans with maturities ranging from 2009 to 2011. Principal payments due over the next twelve months are $26 million. As of December 31, 2007, there was $32 million outstanding on these loans. All of these loans are secured by real estate properties and are non-recourse to the Company.

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 157

SFAS No. 157 establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments on inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most corporate debt securities and U.S. government and agency mortgage-backed securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

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     The following table presents, by fair value hierarchy level, the Company’s financial assets and financial liabilities that are carried at fair value as of December 31, 2008.

				Netting
	Level 1	Level 2	Level 3	Adjustments (1)	Total
			(In Millions)
Assets:
Fixed maturity securities		$15,807	$6,135		$21,942
Equity securities		204	12		216
Trading securities (2)		17	97		114
Cash equivalents	$2,597				2,597
Other investments			150		150
Derivatives		1,291	1,435	($656)	2,070
Separate accounts assets (3)	41,145	275	61		41,481

Total	$43,742	$17,594	$7,890	($656)	$68,570

Liabilities:
Derivatives		$900	$3,477	($656)	$3,721

Total		$900	$3,477	($656)	$3,721

(1)	Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty as permitted by FIN 39 and FSP FIN 39-1.

(2)	Trading securities are presented in other investments in the consolidated statement of financial condition.

(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets as presented in the table above differ from the amounts presented in the consolidated statement of financial condition because cash and receivables for securities are not subject to SFAS No. 157.
FAIR VALUE MEASUREMENT

SFAS No. 157 defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.

For publicly traded securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, prices are obtained from independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.

Where matrix model pricing is not used, particularly for RMBS and asset-backed securities, other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, estimated cash flows and prepayment speeds.

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Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.

CASH EQUIVALENTS

Cash equivalents include, but are not limited to, corporate discount notes and money market mutual funds instruments. The fair value of cash equivalents is measured at amortized cost due to the short-term, highly liquid nature of these securities, which have original maturities of three months or less. These securities are classified as Level 1.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2008, 99% of derivatives based upon notional values were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. In accordance with SFAS No. 157, a Credit Valuation Analysis (CVA) was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms. As of December 31, 2008 the CVA for derivatives was immaterial.

The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification for derivatives are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

OTHER INVESTMENTS
Other investments include non marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These securities are classified as Level 3 assets.

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SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity, short-term and equity securities. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity securities available for sale, equity securities available for sale and trading securities of the Company. Mutual funds are included in Level 1. Most fixed maturity and equity securities are included in Level 2. Level 3 assets include less liquid securities and any investments where fair value is determined by management based on broker quotes.

VARIABLE ANNUITY GLBs

Fair values for variable annuity GLBs classified as derivatives, and related reinsurance, are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, GLB derivatives and related reinsurance are categorized as Level 3. Below is a description of the Company’s fair value methodologies for relevant GLBs, and related reinsurance.

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS No. 133 and other related accounting literature on fair value, which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated and willing parties (the Pre-SFAS No. 157 definition of fair value) using assumptions, which include capital market and policyholder behavior inputs.

The Company’s SFAS No. 157 fair value is calculated as an aggregation of the Pre-SFAS No. 157 definition of fair value and additional risk margins including, Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the Pre-SFAS No. 157 definition of fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

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LEVEL 3 RECONCILIATION

The table below presents a reconciliation of the beginning and ending balances of the Level 3 financial assets and financial liabilities that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses
					Purchases,
			Included in	Transfers	Sales,		Unrealized
			Other	In and/or	Issuances,		Gains
	January 1,	Included in	Comprehensive	Out of	and	December 31,	(Losses)
	2008	Earnings	Income (Loss)	Level 3	Settlements	2008	Still Held (1)
				(In Millions)
Assets:
Fixed maturity securities	$2,874	($93)	($595)	$3,606	$343	$6,135	($16)
Equity securities	47	(34)			(1)	12
Trading securities	47	(12)		10	52	97	(11)
Other investments	460	105	(133)		(282)	150
Derivatives, net	(103)	(1,945)	2		4	(2,042)	(1,822)
Separate account assets(2)	11	(5)		46	9	61	(25)

Total	$3,336	($1,984)	($726)	$3,662	$125	$4,413	($1,874)

(1)	Represents the net amount of total gains or losses for the period, included in earnings, attributable to the change in unrealized losses relating to assets and liabilities classified as Level 3 that are still held as of December 31, 2008.

(2)	The realized/unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income (loss) for the Company.
Transfers in Level 3 primarily relate to RMBS previously priced by an independent third-party pricing service that were transferred from Level 2 to Level 3. The Company valued many RMBS internally based upon internal models due to the housing market crisis’ impact on RMBS valuations and the absence of trading activity. The internal valuation models included detailed evaluations of the performance of the underlying collateral of specific securities across the entire RMBS portfolio with significant judgment in determining discount rates including liquidity premiums, default and prepayment assumptions, loss severity and other inputs.

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SFAS No. 107

The carrying amount and estimated fair value of the Company’s financial instruments under SFAS No. 107, Disclosures about Fair Value of Financial Instruments, that are not carried at fair value are as follows:

	December 31, 2008		December 31, 2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$5,622	$5,645	$4,585	$4,800
Policy loans	6,920	6,920	6,410	6,410
Other invested assets	305	334	307	345
Collateral received	(1,392)	(1,392)	(270)	(270)
Liabilities:
Funding agreements and GICs(1)	9,419	10,136	10,104	10,250
Fixed account liabilities	4,515	4,515	4,159	4,159
Short-term and long-term debt	328	242	397	389
Collateral pledged	(66)	(66)

(1)	Balance excludes embedded derivatives that are included in SFAS No. 157 in the tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2008 and 2007:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.

COLLATERAL RECEIVED AND PLEDGED

The carrying values of cash collateral received and pledged approximate fair value due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

PL-42

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM AND LONG-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

14.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of stockholder’s equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net
Gross holding gain (loss):
Securities available for sale	($3,870)	($239)	($289)
Derivatives	387	(68)	(33)
Income tax benefit	1,220	106	114
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	458	(21)	(19)
Derivatives	(4)	(15)	(15)
Income tax expense (benefit)	(159)	12	11
Allocation of holding (gain) loss to DAC	356	(24)	(35)
Allocation of holding (gain) loss to future policy benefits	(119)	(15)	11
Income tax expense (benefit)	(83)	14	9

Unrealized loss on derivatives and securities available for sale, net	(1,814)	(250)	(246)

Other, net
Holding gain on interest in PIMCO and other security	(24)	5	6
Income tax on holding gain	9	(1)	(2)
Reclassification of realized gain on sale of interest in PIMCO	(109)		(32)
Income tax on realized gain	42		10

Net unrealized gain (loss) on interest in PIMCO and other security	(82)	4	(18)
Cumulative effect of adoption of new accounting principle, net of tax		(20)
Other, net of tax	(15)		2

Other, net	(97)	(16)	(16)

Total other comprehensive loss, net	($1,911)	($266)	($262)

PL-43

15.	REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. U.S. GAAP benefit reserves for such riders are based on SOP 03-1. Substantially all the U.S. GAAP benefit reserves relating to NLGRs issued after June 30, 2005 are ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Funded reserves in a trust account with Pacific Life as beneficiary and irrevocable letters of credit, in which Pacific LifeCorp is the co-applicant with PAR Bermuda and PAR Vermont, provide security for statutory reserve credits taken by Pacific Life.

The Company has entered into treaties to reinsure a portion of new variable annuity business under modified coinsurance arrangements and certain variable annuity living and death benefit riders under coinsurance agreements. Effective January 1, 2008, the quota share on variable annuity reinsurance treaties was increased from a total of 39% to 45%. Additionally, effective January 1, 2008, the Company recaptured a portion of the variable annuity business ceded during 2007.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables were $839 million and $349 million as of December 31, 2008 and 2007, respectively. Reinsurance payables were $38 million and $54 million as of December 31, 2008 and 2007, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Direct premiums	$410	$271	$249
Reinsurance ceded	(291)	(274)	(248)
Reinsurance assumed	53	53	57

Insurance premiums	$172	$50	$58

Other revenues and benefit and expense items in the consolidated statements of operations are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
REVENUES
Reinsurance ceded netted against policy fees	$205	$161	$145
Reinsurance ceded netted against net investment income	311	298	278
Reinsurance ceded netted against net realized investment gain (loss)	388	19
Reinsurance ceded netted against investment advisory fees	20	12	2
BENEFITS AND EXPENSES
Reinsurance ceded netted against interest credited	260	236	208
Reinsurance ceded netted against policy benefits	341	283	198
Reinsurance assumed included in policy benefits	32	38	30
Reinsurance ceded netted against commission expense	156	40	57
Reinsurance ceded netted against operating expense	31	47	39

PL-44

16.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Prior to December 31, 2007, Pacific Life provided a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries did not participate in this plan. The full-benefit vesting period for all participants was five years. Pacific Life’s funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as was determined appropriate. All such contributions were made to a tax-exempt trust.

During 2007, the Company amended the defined benefit pension plan to terminate effective December 31, 2007. The net assets of the defined benefit pension plan will be allocated for payment of plan benefits to the participants in an order of priority determined in accordance with ERISA, applicable regulations thereunder and the defined benefit pension plan document. The final termination of the plan and payment of plan benefits to the participants is subject to regulatory approval.

In 2007, in anticipation of the final settlement of the defined benefit pension plan, the plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account group annuity contract managed by the Company and invested primarily in fixed income investments to better match the expected duration of the liabilities.

Effective January 1, 2005, the contribution credits for employees with less than 10 years of service were suspended and replaced by contribution credits into the Retirement Incentive Savings Plan (RISP) provided by Pacific Life pursuant to section 401(k) of the Internal Revenue Code. Effective January 1, 2007, the contribution credits for all other employees were suspended and also replaced by contribution credits into the RISP.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2008 and 2007, the projected benefit obligation was $32 million and $34 million, respectively. The fair value of plan assets as of December 31, 2008 and 2007 was zero. The net periodic benefit cost of the SERPs was $5 million, $6 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

PL-45

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
Service cost — benefits earned during the year	$2	$2	$8
Interest cost on projected benefit obligation	14	16	15
Expected return on plan assets	(14)	(16)	(19)
Settlement costs	5	4
Amortization of net obligations and prior service cost	1	3	4

Net periodic pension expense	$8	$9	$8

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation using a measurement date of December 31:

	December 31,
	2008	2007
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$248	$280
Service cost	2	2
Interest cost	14	15
Actuarial gain	(5)	(4)
Benefits paid	(29)	(45)

Benefit obligation, end of year	$230	$248

Change in plan assets:
Fair value of plan assets, beginning of year	$287	$271
Actual return on plan assets	(20)	16
Employer contributions	4	45
Benefits paid	(29)	(45)

Fair value of plan assets, end of year	$242	$287

Funded status, end of year	$12	$39

PL-46

	December 31,
	2008	2007
	(In Millions)
Amounts recognized in the consolidated statements of financial condition consist of:
Prior to adoption of the funded status provisions of SFAS No. 158:
Prepaid benefit cost		$104
Accrued benefit liability		(34)
Intangible asset		3
Accumulated other comprehensive loss		3

Subsequent to adoption of the funded status provisions of SFAS No. 158:
Assets	$44	$73
Liabilities	(32)	(34)

Net amount recognized	$12	$39

Amounts recognized in AOCI consist of:
Initial net obligation	($1)	($1)
Prior service cost	(1)	(1)
Net loss	(56)	(34)

Accumulated other comprehensive loss	(58)	(36)
Accumulated contributions in excess of net periodic benefit cost	70	75

Net amount recognized	$12	$39

Changes recognized in OCI:
Changes due to minimum liability and intangible asset recognized prior to adoption of SFAS No. 158:
Decrease in additional minimum liability		($1)
Decrease in intangible asset		1

Other comprehensive loss		$0

Changes in plan assets and benefit obligations recognized in OCI:
Net loss arising during the year	$29
Adjustment for actual vs. expected benefit payments	(1)

Amounts recognized as a component of net periodic benefit cost:
Amortization, settlement or curtailment recognition of net transition obligation	(1)
Amortization or settlement recognition of net loss	(6)

	$21

Amounts recognized as a component of net periodic benefit cost:
Total recognized in net periodic benefit cost and other comprehensive loss	$30	$9

Estimated amounts that will be amortized from AOCI over the next year:
Initial obligation		($1)
Prior service cost	($1)
Net actuarial loss	(3)

Total	($4)	($1)

PL-47

	December 31,
	2008	2007
	(In Millions)
Consolidated statement of financial condition adjustment:
Increase in accumulated other comprehensive loss, pre-tax, to reflect the adoption of SFAS No. 158		$33

Weighted-average assumptions used to determine benefit obligations:
Discount rate	6.35%	6.25%
Rate of compensation increase	N/A	N/A
Effective January 1, 2007, contribution credits to the defined benefit pension plan were suspended, thus, the rate of compensation increase assumption is no longer applicable. The rate of compensation increase used to determine benefit obligations for the SERP was 4.5% for the years ended December 31, 2008 and 2007.

	Years Ended December 31,
	2008	2007	2006

Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	6.25%	5.75%	5.50%
Expected long-term return on plan assets	5.25%	6.13%	8.00%
Rate of compensation increase	N/A	N/A	4.50%
The rate of compensation increase used to determine the net periodic benefit costs for the SERP was 4.5% for the years ended December 31, 2008 and 2007.

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. This resulted in the selection of the 8.00% long-term rate of return on asset assumption for the first three months of 2007. In April 2007, the Company changed the asset allocation to fixed income assets in order to better match the expected duration of liabilities. The expected return on asset assumption was then lowered to 5.50% resulting in a weighted-average expected return on asset assumption of 6.13% for 2007. In anticipation of the final settlement of the plan, the Company changed the asset allocation to better match the liabilities by investing in only fixed income securities with a similar duration profile. As a result of the restructured portfolio, the expected return on assets assumption was lowered to 5.25% for 2008.

Benefit payments for the year ended December 31, 2008 amounted to $30 million. Pacific Life expects to contribute $5 million to these plans in 2009. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2009	2010	2011	2012	2013	2014-2018
$24	$22	$21	$21	$20	$88
The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2008	2007

Asset category:
Fixed income investments	99%	99%
Other	1%	1%

Total	100%	100%

PL-48

RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a RISP covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Since 1997, the RISP provided the Company match in the form of Pacific LifeCorp common stock through the Employee Stock Ownership Plan (ESOP). In October 2006, Pacific LifeCorp’s Board of Directors authorized a plan to terminate the ESOP feature of the RISP, replace it with a cash match benefit and repurchase the outstanding allocated and unallocated shares of the ESOP. On October 25, 2006, the outstanding allocated and unallocated shares of 2,867,719 were repurchased by Pacific LifeCorp in cash for $112 million and an ESOP loan, with an outstanding balance of $2 million, was also repaid to Pacific Life. Contributions made by the Company to the RISP amounted to $28 million, $24 million and $20 million for the years ended December 31, 2008, 2007 and 2006, respectively, and are included in operating expenses.

Amounts loaned to the ESOP by Pacific Life were included in unearned ESOP shares. The unearned ESOP shares account was reduced as ESOP shares were released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants was different from the original issue price of those shares, the difference was recorded in paid-in capital.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2008, 2007 and 2006 was $1 million. As of December 31, 2008 and 2007, the accumulated benefit obligation was $18 million. The fair value of the plan assets as of December 31, 2008 and 2007 was zero.

The adjustment related to postretirement benefits to reflect the adoption of SFAS No. 158 resulted in an increase in AOCI of $2 million, pre-tax, as of December 31, 2007.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.35% and 6.25% for 2008 and 2007, respectively.

Benefit payments for the year ended December 31, 2008 amounted to $3 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2009	2010	2011	2012	2013	2014-2018
$3	$4	$4	$4	$4	$22
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

PL-49

17.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Current	$229	$97	$149
Deferred	(592)	1	49

Provision (benefit) for income taxes from continuing operations	(363)	98	198
Provision (benefit) for income taxes on discontinued operations	(3)	18	(2)

Total	($366)	$116	$196

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
Provision (benefit) for income taxes at the statutory rate	($247)	$253	$282
Separate account dividends received deduction	(107)	(103)	(43)
Low income housing and foreign tax credits	(31)	(33)	(34)
Other	22	(19)	(7)

Provision (benefit) for income taxes from continuing operations	($363)	$98	$198

Upon adoption of FIN 48 on January 1, 2007 (Note 1), the Company had unrecognized tax benefits of $32 million, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing dividends received deductions relating to the Company’s separate accounts (DRD). A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2007	$32
Additions and deletions	—

Balance at December 31, 2007	32
Additions and deletions	402

Balance at December 31, 2008	$434

Depending on the outcome of Internal Revenue Service (IRS) appeals proceedings, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest will be recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain DRD tax position is ultimately settled.

During 2008, the Company’s FIN 48 tax contingency increased by $402 million for a tax position for which there is uncertainty about the timing, but not the deductibility, of certain tax deductions. Since the benefits of the tax position will be claimed on an amended return, the Company will not receive cash until the claim is audited and approved by the taxing authority and therefore will not accrue interest or penalties. Due to the nature of deferred tax accounting, the tax position will not have an impact on the annual effective tax rate.

During the year ended December 31, 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

PL-50

The net deferred tax asset (liability), included in other assets and other liabilities as of December 31, 2008 and 2007, respectively, is comprised of the following tax effected temporary differences:

	December 31,
	2008	2007
	(In Millions)
Deferred tax assets:
Policyholder reserves	$1,274	$894
Investment valuation	271	133
Tax credit carryforward	122
Deferred compensation	42	49
Tax net operating loss carryforward	15
Dividends to policyholders	8	7
Interest in PIMCO		41
Other	16

Total deferred tax assets	$1,748	$1,124

Deferred tax liabilities:
DAC	(1,222)	(1,187)
Reinsurance	(74)	(51)
Partnership income	(51)	(53)
Retirement benefits	(18)	(19)
Hedging	(14)	(65)
Depreciation	(11)	(9)
Other	(42)	(16)

Total deferred tax liabilities	(1,432)	(1,400)

Net deferred tax asset (liability) from continuing operations	316	(276)
Unrealized (gain) loss on derivatives and securities available for sale	876	(102)
Unrealized (gain) loss on interest in PIMCO and other security	8	(43)
Deferred taxes on cumulative changes in accounting principles	27	27
Minimum pension liability and other adjustments	8	1

Net deferred tax asset (liability)	$1,235	($393)

The tax net operating loss carryforward relates to Federal tax losses incurred in 2008 with a 15-year carryforward.

SFAS No. 109, Accounting for Income Taxes, requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

The Company files income tax returns in U.S. Federal and various state jurisdictions and have tax years open by statute, or valid extension thereof, for tax years after 1997. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS and state taxing authorities have completed audits of the Company’s tax returns through the tax years ended December 31, 2003 and are currently auditing the tax years ended December 31, 2005 and 2004. The Company does not expect the Federal and state audits to result in any material assessments.

PL-51

18.	SEGMENT INFORMATION

The Company has three operating segments: Life Insurance, Investment Management, and Annuities & Mutual Funds. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment offers UL, VUL and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 20% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through independent financial planning firms, regional and national wirehouses, and financial institutions.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. The Corporate and Other segment also includes the interest in PIMCO and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2008 and 2007, the Company had foreign investments with an estimated fair value of $5.8 billion and $6.8 billion, respectively.

PL-52

The following is segment information as of and for the year ended December 31, 2008:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES			(In Millions)
Policy fees and insurance premiums	$943	$363	$691		$1,997
Net investment income	855	876	178	$88	1,997
Net realized investment loss	(45)	(347)	(798)	(137)	(1,327)
Realized investment gain on interest in PIMCO				109	109
Investment advisory fees	22		233		255
Other income	11		117	1	129

Total revenues	1,786	892	421	61	3,160

BENEFITS AND EXPENSES
Interest credited	661	440	133		1,234
Policy benefits	372	684	150		1,206
Commission expenses	268	18	429		715
Operating expenses	263	34	317	98	712

Total benefits and expenses	1,564	1,176	1,029	98	3,867

Income (loss) from continuing operations before provision (benefit) for income taxes	222	(284)	(608)	(37)	(707)
Provision (benefit) for income taxes	61	(103)	(329)	8	(363)

Income (loss) from continuing operations	161	(181)	(279)	(45)	(344)
Minority interest				11	11
Discontinued operations, net of taxes				(6)	(6)

Net income (loss)	$161	($181)	($279)	($40)	($339)

Total assets	$26,695	$15,155	$45,285	$2,527	$89,662
DAC	2,118	64	2,830		5,012
Separate account assets	4,525	284	36,696		41,505
Policyholder and contract liabilities	20,786	14,099	7,626		42,511
Separate account liabilities	4,525	284	36,696		41,505

PL-53

The following is segment information as of and for the year ended December 31, 2007:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$777	$224	$779		$1,780
Net investment income	803	905	186	$220	2,114
Net realized investment gain (loss)	1	20	(99)	32	(46)
Investment advisory fees	29		298		327
Other income	9		84	5	98

Total revenues	1,619	1,149	1,248	257	4,273

BENEFITS AND EXPENSES
Interest credited	618	504	144		1,266
Policy benefits	308	535	12		855
Commission expenses	209	11	470		690
Operating expenses	252	34	346	108	740

Total benefits and expenses	1,387	1,084	972	108	3,551

Income from continuing operations before provision for income taxes	232	65	276	149	722
Provision (benefit) for income taxes	58	12	(6)	34	98

Income from continuing operations	174	53	282	115	624
Minority interest				(36)	(36)
Discontinued operations, net of taxes				11	11

Net income	$174	$53	$282	$90	$599

Total assets	$27,969	$16,163	$57,322	$3,049	$104,503
DAC	1,813	70	2,598		4,481
Separate account assets	6,529	333	50,743		57,605
Policyholder and contract liabilities	19,535	14,574	3,933		38,042
Separate account liabilities	6,529	333	50,743		57,605

PL-54

The following is segment information for the year ended December 31, 2006:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$722	$206	$610		$1,538
Net investment income	777	861	204	$200	2,042
Net realized investment gain (loss)	(6)	23	29	16	62
Realized investment gain on interest in PIMCO				32	32
Investment advisory fees	32		287		319
Other income	4	16	15	12	47

Total revenues	1,529	1,106	1,145	260	4,040

BENEFITS AND EXPENSES
Interest credited	588	478	153		1,219
Policy benefits	280	468	32		780
Commission expenses	189	11	406		606
Operating expenses	234	25	261	110	630

Total benefits and expenses	1,291	982	852	110	3,235

Income from continuing operations before provision for income taxes	238	124	293	150	805
Provision for income taxes	60	32	58	48	198

Income from continuing operations	178	92	235	102	607
Minority interest				(13)	(13)
Discontinued operations, net of taxes				(4)	(4)

Net income	$178	$92	$235	$85	$590

19.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Prior to May 1, 2007, Pacific Life served in this capacity. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $287 million, $337 million and $316 million for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $9 million, $8 million and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In addition, effective May 1, 2007, a service plan adopted by the Pacific Select Fund went into effect whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the year ended December 31, 2008, PSD received $100 million in service fees from the Pacific Select Fund, which are recorded in other income. For the period May 1, 2007 through December 31, 2007, PSD received $74 million in service fees from the Pacific Select Fund, which are also recorded in other income. The service fees were allocated to the operating segments, primarily the Annuities & Mutual Funds segment (Note 18).

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In April 2006, Pacific Life made a $16 million non-cash dividend to Pacific LifeCorp, consisting of a real estate investment, which resulted in a gain of $9 million for Pacific Life.

As discussed in Note 15, no lapse guarantee benefit riders are coinsured with PAR Bermuda and PAR Vermont.
20.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2009	$1,148
2010 through 2013	841
2014 and thereafter	193

Total	$2,182

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $9 million, $12 million and $11 million for the years ended December 31, 2008, 2007 and 2006, respectively. In connection with the group insurance transaction (Note 6), PL&A is contingently liable until September 2009 for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that has been assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2009	$6
2010 through 2013	19
2014 and thereafter	1

Total	$26

CONTINGENCIES — LITIGATION

During the year ended December 31, 2007, Pacific Life settled a national class action lawsuit, Cooper v. Pacific Life, for a combination of cash distributions and contract credits to owners of qualified annuity contracts who purchased their contracts between August 19, 1998, and April 30, 2002, or paid premium payments during that time period. Pacific Life strongly disagreed with the claims in the lawsuit. The settlement is not considered an admission or concession with respect to any claims made in the lawsuit and did not have a material adverse effect on the Company’s consolidated financial position. Distributions were made to eligible class members in the first quarter of 2008 in accordance with the terms of the settlement agreement.

The Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Company’s DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ priority guidance plan. If, after public notice and comment, the IRS regulation project ultimately adopts the

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IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that its exposure to loss, if any, is not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to an asset securitization sponsored by Aviation Capital Group Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is contingently obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2007, the maximum potential amount of this future investment commitment was $50 million.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 9 for discussion of contingencies related to derivative instruments.

See Note 17 for discussion of other contingencies related to income taxes.

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

PACIFIC PORTFOLIOS FOR CHASE

SEPARATE ACCOUNT A

Pacific Portfolios (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2009, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company
Mailing address: P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners
(800) 722-2333 - Registered Representatives

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PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional Rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) − 1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

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Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, and/or withdrawal charges, increases in Risk Charge for an optional Death Benefit Rider, charges for premium taxes and/or any other taxes, any charge for an optional Rider, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any charges for an optional Rider or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge, and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2[(	a – b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any charges for an optional Rider, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a

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basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows accumulations on an single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 33%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value), the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of 0.20% of average daily Account Value); other optional Rider charges (equal to a maximum annual rate of 1.75% of average daily account value), a charge for premium taxes and/or other taxes, or the expenses of any applicable withdrawal charge or the expenses of an underlying investment vehicle, such as the Fund.

Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to

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Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increase by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 33% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 33%

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DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into a selling agreement with the broker-dealer whose registered representatives are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2008, 2007 and 2006 with regard to this Contract was $2,361,142, $32,106,06 and $52,547,183 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your registered representative or broker-dealer. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of contracts. The amount under the persistency program for a registered representative is not expected to exceed .25% of their total assets under management.

In addition to the Purchase Payment-based, trail commissions and persistency program described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.30% and trailing compensation based on Account Value generally does not exceed 0.0% on an annual basis. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that may otherwise influence the way that the broker-dealer and the registered representative market the Contracts.

As of December 31, 2008, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

A I G Financial Advisors Inc., AMCORE Investments Inc., Advantage Capital Corporation, American General Securities Inc., American Portfolios Financial Services Inc., Askar Corporation, Bancwest Investment Services Inc., Banc of America Investment Services, C C O Investment Services Corp, Capital Investment Brokerage Inc., Capital Investment Group Inc., C U S O Financial Services L P, Centaurus Financial, Inc., Chevy Chase Financial Services Corp., Citigroup Global Markets Inc., Colonial Brokerage Inc., Commonwealth Financial Network, Compass Brokerage Inc., Countrywide Investment Services Inc., Essex National Securities Inc., F S C Securities Corporation, Financial Network Investment Corp., First Allied Securities Inc., First Heartland Capital Inc., First Tennessee Brokerage Inc., Geneos Wealth Management Inc., Great American Advisors Inc., I N G Financial Partners Inc., Invest Financial Corporation, Investacorp Inc., Investment Centers of America Inc., Investment Professionals Inc., J J B Hilliard, W L Lyons Inc., Jacques Financial L L C, Janney Montgomery Scott Inc., Key Investment Services L L C, L P L Financial Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., M Holdings Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Keegan & Company Inc., Multi-Financial Securities Corp., Mutual Of Omaha Investor Services Inc., N F P Securities Inc., NatCity Investments Inc., National Planning

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Corporation, NEXT Financial Group Inc., P N C Investments L L C, Pension Planners Securities Inc., Primevest Financial Services Inc., ProEquities Inc., R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., S I I Investments Inc., Securities America, Signator Investors Inc., Sorrento Pacific Financial L L C, Sterne Agee Financial Services Inc., Sterne, Agee & Leach Inc., Stifel Nicolaus & Company Inc., Suntrust Investment Services Inc., Tower Square Securities Inc., Transamerica Financial Advisors Inc, Triad Advisors Inc, U B S Financial Services Inc, U S Bancorp Investments Inc., Unionbanc Investment Services L L C, United Planners’ Financial Services of America, V S R Financial Services Inc., Vision Investment Services Inc., WaMu Investments Inc., Wachovia Securities Financial Network L L C, Wachovia Securities L L C, Walnut Street Securities, Wescom Financial Services L L C, Woodbury Financial Services Inc., Zions Direct Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract over other investment options. You may ask your registered representative about these potential conflicts of interests and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

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THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) − C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, any charge for an optional Rider, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

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Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

Example:  Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume

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that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 1.05	= 1; 1 − 1 = 0; 0 × 100% = 0%.

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 1.05	= 0.9771; 0.9771 − 1 = −0.0229; −0.0229 × 100% = −2.29%.

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge section in the Prospectus). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount

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immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 − $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

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Systematic Transfer Programs

The GIO’s or any fixed option(s) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Money Market Subaccount. You may not use dollar cost averaging, DCA Plus, and the earnings sweep at the same time. Only portfolio rebalancing is available after you annuitize. The systematic transfer options are subject to the same requirements and restrictions as non-systematic transfers.

The GIO’s or any fixed option(s) may not be used as the target Investment option under any systematic transfer programs. In addition, the GIO’s may not be used as a source Investment Option under any systematic transfer programs.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you in a form satisfactory to us. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting period but we reserve the right to enforce such waiting period in the future.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any Investment Option (excluding any GIOs) as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

•	your request to stop dollar cost averaging is effective, or

•	your source Account Value is zero, or

•	your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

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Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Only portfolio rebalancing is available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in a form satisfactory to us. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to the Money Market Subaccount (the “sweep option”) to one or more other Variable Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future.

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding 6 months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

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If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, may be subject to a 10% federal tax penalty.

Joint Annuitants on Qualified Contracts

On your Annuity Date, if your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For

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example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or PLFA.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

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Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options, based on your Account Value in each Investment Option. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value,

•	100% of your Contract Value excluding your GIO Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while an optional living benefit rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however,

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you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and may be subject to a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

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OTHER OPTIONAL RIDERS

General Information

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

•	100% to one allowable Asset Allocation Model, OR

•	100% among allowable Investment Options.

You may also use the DCA Plus program to transfer amounts to an Asset Allocation Model or among the Investment Options listed below. Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models	Allowable Investment Options

Portfolio Optimization Model A	AIM V.I. PowerShares ETF Allocation Fund
Portfolio Optimization Model B	AllianceBernstein VPS Balanced Wealth Strategy Portfolio
Portfolio Optimization Model C	American Funds Asset Allocation
Portfolio Optimization Model D	BlackRock Global Allocation V.I. Fund
Portfolio Optimization Model E1	Franklin Templeton VIP Founding Funds Allocation Fund
Custom Model	GE Investments Total Return Fund
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth
Van Kampen LIT Global Tactical Asset Allocation Portfolio

[1]	Portfolio Optimization Model E will no longer be an allowable Asset Allocation Model for any optional living benefit rider with a Rider Effective Date on or after January 1, 2009.

You may transfer your entire Contract Value between an allowable Asset Allocation Model and allowable Investment Options, between allowable Asset Allocation Models or between allowable Investment Options. Keep in mind that you must allocate your entire Contract Value to either one allowable Asset Allocation Model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Portfolio Optimization.  You may transfer your entire Contract Value to a different Portfolio Optimization Model without affecting your Rider. However, if you change the allocation percentages within the Portfolio Optimization Model you have selected, you will no longer be participating in the Portfolio Optimization program and your Rider will terminate. See the HOW YOUR INVESTMENTS ARE ALLOCATED – Portfolio Optimization section of the Prospectus for information about the program.

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Allowable Asset Allocation Models – Custom Model.  You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See the HOW YOUR INVESTMENTS ARE ALLOCATED – Custom Model section of the Prospectus for information about the program.

Allowable Investment Options.  You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, or when we believe a change is necessary to protect our ability to provide the guarantees under these riders. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. However, you will have 10 Business Days after the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider.

Foundation 10 Rider

Purchasing the Rider

This Rider is no longer available for purchase.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Maximum Credit Base – An amount equal to 200% of the Remaining Protected Balance as of the Rider Effective Date and any subsequent Purchase Payments made during the first year that the Rider is in effect plus 100% of all subsequent Purchase Payments made after the first year.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

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Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance if no withdrawals are taken.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX ISSUES – IRAs and Qualified Plans section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the

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Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX A: FOUNDATION 10 RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX ISSUES section in the Prospectus.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See the FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions section in the Prospectus.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

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If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date,

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date, and

•	the Remaining Protected Balance is less than the Maximum Credit Base.

The Annual Credit is equal to 10% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date, or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or the most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. In addition, Annual Credit eligibility cannot be reinstated by any Automatic or Owner-Elected Reset.

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Annual Credits will not increase your cost basis and, when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the Annual Credit cannot be reinstated with a Reset. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

If a withdrawal is taken, the Annual Credit will no longer be applied and cannot be restarted with an Automatic or Owner-Elected Reset. In addition, an Automatic or Owner-Elected Reset will not start a new 10 year period for Annual Credit eligibility.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges). A Reset does not begin a new 10 year period for the Annual Credit to be applied.

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

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Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. If the surviving spouse is 59 1/2 when a reset occurs, the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract if the Contract is Non-Qualified,

•	the day you exchange this Rider for another withdrawal benefit Rider,

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•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A: FOUNDATION 10 RIDER SAMPLE CALCULATIONS to this SAI. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Lifetime Income Access Plus Rider

Purchasing the Rider

This Rider is no longer available for purchase.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

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Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX ISSUES – IRAs and Qualified Plans section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount.  If a withdrawal (except an RMD withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected

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Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX ISSUES section in the Prospectus.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

See the FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions section in the Prospectus.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

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•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% federal tax penalty.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 5 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

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Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a reset occurs.

Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income. The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section in the Prospectus).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

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Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. The surviving spouse may elect to reset the Remaining Protected Balance on any Contract Anniversary. If a reset occurs at age 65 or older, then the provisions of this Rider will continue for the surviving spouse.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

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•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS to this SAI. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Income Access Plus Rider

Purchasing the Rider

This Rider is no longer available for purchase.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

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Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Rider Works

On any day, this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX ISSUES – IRAs and Qualified Plans section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

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Withdrawals Exceeding the Protected Payment Amount.  If a withdrawal (except an RMD withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.)

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX ISSUES section in the Prospectus.

If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD withdrawal amount.

The Worker, Retiree, and Employer Recovery Act of 2008 provides for a temporary waiver of 2009 RMDs. If you elect to take your 2009 RMD (do not waive) then no adjustment will be made to the Protected Payment Base as a result of an excess withdrawal if the above requirements are satisfied.

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See the FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions section in the Prospectus.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date or the most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is prior to the 6th Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless you elect to reset the Remaining Protected Balance.

Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income. The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are reset to an amount equal to the Contract Value as of the Reset Date. Please discuss with your registered representative your Contract’s maximum Annuity Date when considering reset options.

If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset.  On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section in the Prospectus).

Automatic Reset – Opt-Out Election.  If you are within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same 60 day period after the Contract Anniversary on which the reset is effective.

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Automatic Reset – Future Participation.  You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic).  On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your investment professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

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•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date.

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS to this SAI. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Income Advantage 5 (GIA 5) Rider

Purchasing the Rider

This Rider is no longer available for purchase.

How the Rider Works

If you purchased the optional GIA 5 Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA 5 Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, adjusted for any Market Value Adjustment, less

•	any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchase the GIA 5 Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

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•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals,

•	or adjustments for transfers made from a Guaranteed Interest Option (GIO).

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge and any Market Value Adjustment, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA 5 Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA 5 Annuity Option.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within 60 days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage (GIA 5) Annuity Option

The annuity payments that may be elected under the GIA 5 Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

For information regarding taxation of annuity payments, see the FEDERAL TAX ISSUES section of the Prospectus.

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Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account A as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2008. Pacific Life’s consolidated financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 are attached. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life Insurance Company as of December 31, 2008 and for each of the periods presented have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent registered public accounting firm, as stated in the Annual Report of Separate Account A dated December 31, 2008, which is incorporated by reference in this Registration statement.

The consolidated financial statements of Pacific Life Insurance Company as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent auditors, as stated in their report appearing herein.

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APPENDIX A:

FOUNDATION 10 RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

•	Maximum Credit Base = 200% of the Initial Purchase Payment = $200,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Year 10.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
4			$343,994	$30,000	$380,000	$19,000	$380,000	$500,000
5			$368,073	$30,000	$410,000	$20,500	$410,000	$500,000
6			$393,839	$30,000	$440,000	$22,000	$440,000	$500,000
7			$421,407	$30,000	$470,000	$23,500	$470,000	$500,000
8			$450,906	$30,000	$500,000	$25,000	$500,000	$500,000
9			$482,469	$0	$500,000	$25,000	$500,000	$500,000
10	Prior to Automatic Reset		$516,242	$0	$500,000	$25,000	$500,000	$500,000
10	After Automatic Reset		$516,242	$0	$516,242	$25,812	$516,242	$500,000

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Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 1, the Maximum Credit Base is increased by 200% of the Purchase Payment, to $400,000. The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $20,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $220,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $11,000 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $320,000 ($220,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 2, the Maximum Credit Base is increased by 100% of the Purchase Payment, to $500,000. The Protected Payment Amount after the Purchase Payment is equal to $16,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, an annual credit of $30,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $350,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $17,500 (5% of the Protected Payment Base on that Contract Anniversary).

An Annual Credit is no longer applied after the Protected Payment Base and Remaining Protected Balance reach the Maximum Credit Base of $500,000 in Contract Year 8.

Because at the Beginning of Contract Year 10, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 10 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 10 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $25,812 (5% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 3 and 4.

•	Automatic Reset at Beginning of Contract Year 6.

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Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
Activity		$17,500	$326,494		$350,000	$0	$332,500	$500,000
4			$326,494	$0	$350,000	$17,500	$332,500	$500,000
Activity		$17,500	$331,848		$350,000	$0	$315,000	$500,000
5			$331,848	$0	$350,000	$17,500	$315,000	$500,000
6	Prior to Automatic Reset		$355,077	$0	$350,000	$17,500	$315,000	$500,000
6	After Automatic Reset		$355,077	$0	$355,077	$17,753	$355,077	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

(a)	the Protected Payment Base remains unchanged; and

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $332,500 ($350,000 – $17,500).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

(c)	the Protected Payment Base remains unchanged; and

(d)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $315,000 ($332,500 – $17,500).

Because at the Beginning of Contract Year 6, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 6 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 6 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,753 (5% of the reset Protected Payment Base).

Since a withdrawal occurred during Contract Year 3, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

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Beginning					Protected	Protected	Remaining	Maximum
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Credit
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$321,490		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
Activity		$25,000	$318,994		$341,985	$0	$324,885	$500,000
4			$318,994	$0	$341,985	$17,099	$324,885	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $17,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $343,994

•	Protected Payment Base = $350,000

•	Remaining Protected Balance = $350,000

•	Protected Payment Amount = $17,500 (5% × Protected Payment Base; 5% × $350,000 = $17,500)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $17,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $7,500 (Total withdrawal amount – Protected Payment Amount; $25,000 – $17,500 = $7,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 2.29% ($7,500 ÷ ($343,994 – $17,500); $7,500 ÷ $326,494 = 0.0229 or 2.29%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $341,985 (Protected Payment Base × (1-ratio); $350,000 × (1-2.29%); $350,000 × 97.71% = $341,985).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $324,885 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($350,000 – $17,500) × (1-2.29%); $332,500 × 97.71% = $324,885).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $325,000 (Remaining Protected Balance – total withdrawal amount; $350,000 – $25,000 = $325,000).

Therefore, since $324,885 (proportionate method) is less than $325,000 (total withdrawal amount method) the new Remaining Protected Balance is $324,885.

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The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $341,985 = $17,099), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

Since a withdrawal occurred during Contract Year 3, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – Annual Credit & Resets.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments received.

•	No withdrawals taken.

•	Automatic Reset at Beginning of Contract Years 3, 5, 7 and 9.

Beginning					Protected	Protected	Remaining	Maximum
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected	Credit
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance	Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
2			$107,000	$10,000	$110,000	$5,500	$110,000	$200,000
3			$125,000	$10,000	$125,000	$6,250	$125,000	$200,000
4			$120,000	$12,500	$137,500	$6,875	$137,500	$200,000
5			$190,000	$12,500	$190,000	$9,500	$190,000	$200,000
6			$180,000	$19,000	$209,000	$10,450	$209,000	$200,000
7			$240,000	$0	$240,000	$12,000	$240,000	$200,000
8			$220,000	$0	$240,000	$12,000	$240,000	$200,000
9			$250,000	$0	$250,000	$12,500	$250,000	$200,000

On the Contract Anniversary at the beginning of Contract Year 2, an Annual Credit of $10,000 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $10,000 would have been applied on the Contract Anniversary at the beginning of Contract Year 3, but an Automatic Reset takes place instead, resetting the Protected Payment Base and Remaining Protected Balance to $125,000.

On the Contract Anniversary at the beginning of Contract Year 4, an Annual Credit of $12,500 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $12,500 would have been applied on the Contract Anniversary at the beginning of Contract Year 5, but an Automatic Reset took place instead, resetting the Protected Payment Base and Remaining Protected Balance to $190,000.

On the Contract Anniversary at the beginning of Contract Year 6, an Annual Credit of $19,000 (10% of the Remaining Protected Balance) is added, increasing the Protected Payment Base and Remaining Protected Balance to $209,000. Annual Credits will no longer be added since the Maximum Credit Base of $200,000 has been reached.

Example #6 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

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This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was

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$90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375

•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Owner is age 59 1/2 or older when the first withdrawal was taken

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

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				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

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APPENDIX B:

LIFETIME INCOME ACCESS PLUS RIDER &
INCOME ACCESS PLUS RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Examples 1 through 6 apply to the Lifetime Income Access Plus Rider and the Income Access Plus Rider.

Example #1 – Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	No withdrawals taken.

•	No Reset of the Remaining Protected Balance.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
3			$106,090	$6,000	$112,000	$5,600	$112,000
4			$109,273	$6,000	$118,000	$5,900	$118,000
5			$112,551	$6,000	$124,000	$6,200	$124,000
6			$115,927	$6,000	$130,000	$6,500	$130,000
7			$119,405	$0	$130,000	$6,500	$130,000
8			$122,987	$0	$130,000	$6,500	$130,000
9			$126,677	$0	$130,000	$6,500	$130,000
10			$130,477	$0	$130,000	$6,500	$130,000
11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

46

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $50,000 is received during Contract Year 2.
•	No withdrawals taken.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity	$50,000		$154,534		$156,000	$7,800	$156,000
3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	A withdrawal of $5,000 is taken during Contract Year 2.

47

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity		$5,000	$99,534		$106,000	$300	$101,000
3			$101,016	$0	$106,000	$5,300	$101,000
4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

(a)	the Protected Payment Base remains unchanged;
(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 − $5,000); and
(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

•	Automatic Reset at Beginning of Contract Year 4.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$207,590	$0	$197,000
3			$206,490	$0	$207,590	$10,379	$197,000
4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000
4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

48

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490

•	Protected Payment Base = $212,000

•	Remaining Protected Balance = $212,000

•	Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)

•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (Total withdrawal amount – Protected Payment Amount; $15,000 – $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 – $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1-ratio); $212,000 × (1-2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $197,210 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($212,000 – $10,600) × (1-2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $197,000 (Remaining Protected Balance – total withdrawal amount; $212,000 – $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

49

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a Non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

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The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375

•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (Total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1-ratio); $100,000 × (1-3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1-ratio); ($92,375 – $1,250) × (1-3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example 7 applies to the Lifetime Income Access Plus Rider only.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No Reset in the Remaining Protected Balance is assumed during the life of the Rider.

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Contract		End of Year	Annual	Protected	Protected	Remaining
Year	Withdrawal	Contract Value	Credit	Payment Base	Payment Amount	Protected Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

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Form No. 892-09A

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting and reporting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts and for defined benefit pension and other postretirement plans.
As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to broker-dealer discontinued operations.
March 5, 2009

Member of
Pacific Southwest: Carlsbad Costa Mesa Las Vegas Los Angeles Phoenix Reno San Diego	Deloitte Touche Tohmatsu

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2008	2007

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$21,942	$26,854
Equity securities available for sale, at estimated fair value	216	409
Mortgage loans	5,622	4,585
Policy loans	6,920	6,410
Other investments	2,045	2,156

TOTAL INVESTMENTS	36,745	40,414
Cash and cash equivalents	3,354	521
Deferred policy acquisition costs	5,012	4,481
Other assets	3,046	1,482
Separate account assets	41,505	57,605

TOTAL ASSETS	$89,662	$104,503

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$32,670	$32,017
Future policy benefits	9,841	6,025
Short-term and long-term debt	328	397
Other liabilities	1,332	1,878
Separate account liabilities	41,505	57,605

TOTAL LIABILITIES	85,676	97,922

Commitments and contingencies (Note 20)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	505	505
Retained earnings	5,130	5,814
Accumulated other comprehensive income (loss)	(1,679)	232

TOTAL STOCKHOLDER’S EQUITY	3,986	6,581

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$89,662	$104,503

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
REVENUES
Policy fees and insurance premiums	$1,997	$1,780	$1,538
Net investment income	1,997	2,114	2,042
Net realized investment gain (loss)	(1,327)	(46)	62
Realized investment gain on interest in PIMCO	109		32
Investment advisory fees	255	327	319
Other income	129	98	47

TOTAL REVENUES	3,160	4,273	4,040

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,234	1,266	1,219
Policy benefits paid or provided	1,206	855	780
Commission expenses	715	690	606
Operating expenses	712	740	630

TOTAL BENEFITS AND EXPENSES	3,867	3,551	3,235

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(707)	722	805
Provision (benefit) for income taxes	(363)	98	198

INCOME (LOSS) FROM CONTINUING OPERATIONS	(344)	624	607
Minority interest	11	(36)	(13)
Discontinued operations, net of taxes	(6)	11	(4)

NET INCOME (LOSS)	($339)	$599	$590

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on
					Derivatives
			Unearned		and Securities
	Common	Paid-in	ESOP	Retained	Available for	Other,
	Stock	Capital	Shares	Earnings	Sale, Net	Net	Total
	(In Millions)
BALANCES, JANUARY 1, 2006	$30	$502	($8)	$4,839	$682	$78	$6,123
Comprehensive income (loss):
Net income				590			590
Other comprehensive loss, net					(246)	(16)	(262)

Total comprehensive income							328
Dividend paid to parent				(185)			(185)
Other equity adjustments		3	8				11

BALANCES, DECEMBER 31, 2006	30	505	0	5,244	436	62	6,277
Comprehensive income (loss):
Net income				599			599
Other comprehensive loss, net					(250)	(16)	(266)

Total comprehensive income							333
Cumulative effect of adoption of new accounting principle, net of tax				(29)			(29)

BALANCES, DECEMBER 31, 2007	30	505	0	5,814	186	46	6,581
Comprehensive loss:
Net loss				(339)			(339)
Other comprehensive loss, net					(1,814)	(97)	(1,911)

Total comprehensive loss							(2,250)
Dividend paid to parent				(345)			(345)

BALANCES, DECEMBER 31, 2008	$30	$505	$0	$5,130	($1,628)	($51)	$3,986

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	($333)	$588	$594
Adjustments to reconcile net income (loss) excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(144)	(150)	(126)
Depreciation and other amortization	51	66	63
Deferred income taxes	(592)	1	49
Net realized investment (gain) loss	1,327	46	(62)
Realized investment gain on interest in PIMCO	(109)		(32)
Net change in deferred policy acquisition costs	(175)	(302)	(496)
Interest credited to policyholder account balances	1,234	1,266	1,219
Change in future policy benefits and other insurance liabilities	1,182	666	502
Other operating activities, net	(342)	(58)	294

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,099	2,123	2,005
Net cash used in operating activities of discontinued operations	(18)	(71)	(16)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,081	2,052	1,989

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(2,730)	(5,885)	(5,037)
Sales	2,084	2,041	2,039
Maturities and repayments	2,136	2,718	2,937
Repayments of mortgage loans	470	439	1,330
Fundings of mortgage loans and real estate	(1,665)	(1,658)	(1,140)
Change in policy loans	(510)	(342)	(164)
Sale of interest in PIMCO	288		88
Purchases and terminations of derivative instruments	72	(58)	(9)
Change in collateral received or pledged	1,056	17	143
Other investing activities, net	240	(222)	(237)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	1,441	(2,950)	(50)
Net cash provided by (used in) investing activities of discontinued operations	7	76	(9)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	1,448	(2,874)	(59)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2008	2007	2006

		(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$7,320	$6,876	$4,760
Withdrawals	(7,602)	(7,131)	(5,940)
Net change in short-term debt	(100)	100
Issuance of long-term debt	24	136	9
Payments of long-term debt	(35)	(33)	(19)
Dividend paid to parent	(345)		(169)
Other financing activities, net	42	54	11

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(696)	2	(1,348)

Net change in cash and cash equivalents	2,833	(820)	582
Cash and cash equivalents, beginning of year	521	1,341	759

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,354	$521	$1,341

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$13	$155	$44
Interest paid	$23	$19	$16

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, mutual funds, and pension and institutional products. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005. PMHC transferred its state of legal domicile from the State of California to the State of Nebraska, effective June 29, 2007, to reunite PMHC and Pacific Life under one regulatory authority.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $212 million and $181 million as of December 31, 2008 and 2007, respectively.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2007 and 2006 consolidated financial statements to conform to the 2008 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2008, the Company adopted Financial Accounting Standards Board (FASB) Staff Position (FSP) Financial Accounting Standards (FAS) 140-4 and FASB Interpretation No. (FIN) 46(R)-8 — Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. This FSP improves the transparency of transfers of financial assets and an enterprise’s involvement with VIEs. The adoption of this FSP had no impact on the Company’s consolidated financial statements. See Note 4 for information on the Company’s VIEs and expanded disclosure.

Effective December 31, 2008, the Company adopted FSP FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement of Financial Accounting Standard (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. This FSP also clarifies that the disclosures required by SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an Amendment of FASB Statement No. 133, will be incorporated upon adoption of SFAS No. 161 on January 1, 2009. The adoption of FSP FAS No. 133-1 and FIN 45-4 had no impact on the Company’s consolidated financial statements. See Note 9 for information on the Company’s credit derivatives and expanded disclosure.

Effective December 31, 2008, the Company adopted FSP Emerging Issues Task Force (EITF) Issue No. 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20, to revise guidance for beneficial interests in securitized financial assets that are within the scope of EITF Issue No. 99-20, Recognition of Interest Income and Impairment of Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other than temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other than temporary impairment assessment and the related disclosure requirements in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and other related guidance. The adoption of the FSP had no impact on the Company’s consolidated financial statements. See Note 8 for information of the Company’s other than temporary impairments and expanded disclosures.

Effective January 1, 2008, the Company adopted FSP FIN 39-1, Amendment of FASB Interpretation No. 39. FSP FIN 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 for certain terminology modifications. This statement permits offsetting of fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP FIN 39-1 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2008, the Company adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option on any of the eligible assets or liabilities. Therefore, adoption of SFAS No. 159 had no impact on the Company’s consolidated financial statements.

Effective January 1, 2008, the Company adopted SFAS No. 157, Fair Value Measurements. This statement creates a common definition of fair value to be used throughout U.S. GAAP. SFAS No. 157 applies whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions. The standard establishes a hierarchy for determining fair value, which requires the use of observable market data whenever available. The statement also requires expanded disclosures, which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. The adoption of SFAS No. 157 did not have a material impact on the Company’s consolidated financial statements. See Note 13 for information on the Company’s fair value measurements and expanded disclosures.

In October 2008, the FASB issued FSP FAS 157-3 — Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active. This FSP clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The FSP was effective at issuance. The adoption of this FSP had no impact on the Company’s consolidated financial statements. See Note 13 for information on the Company’s fair value measurements and expanded disclosure.

In February 2008, the FASB issued FSP FAS No. 157-2 — Effective Date of FASB Statement No. 157, which delays the effective date of SFAS No. 157 to January 1, 2009 for certain nonfinancial assets and nonfinancial liabilities. Examples of applicable nonfinancial assets and nonfinancial liabilities to which FSP FAS No. 157-2 applies include, but are not limited to:
•	Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value;

•	Reporting units measured at fair value in the goodwill impairment test as described in SFAS No. 142, Goodwill and Other Intangible Assets, and nonfinancial assets and nonfinancial liabilities measured at fair value in the SFAS No. 142 goodwill impairment test, if applicable; and

•	Nonfinancial long-lived assets measured at fair value for impairment assessment under SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets.
As a result of this FSP, the Company has delayed until January 1, 2009 the implementation of SFAS No. 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS No. 157-2.

Effective December 31, 2007, the Company adopted SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. This statement requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial condition and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company’s adoption of SFAS No. 158 resulted in a reduction to other comprehensive income (OCI) of $20 million, net of taxes as of December 31, 2007.

Effective January 1, 2007, the Company adopted FIN 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A tax position that meets the more likely than not recognition threshold should be measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest expense and penalties related to unrecognized tax benefits as a component of the provision (benefit) for income taxes. The adoption of FIN 48 had no impact on the Company’s consolidated financial statements, and therefore, there was no cumulative effect related to the adoption of FIN 48.

Effective May 2, 2007, the Company adopted FSP FIN 48-1, Definition of Settlement in FASB Interpretation No. 48. This FSP amends FIN 48 to provide guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. This statement is effective upon the initial adoption of FIN 48 with retrospective application if the provisions of this FSP were not previously applied. The adoption of this FSP had no impact on the Company’s consolidated financial statements, and therefore, there was no retrospective adjustment.

Effective January 1, 2007, the Company adopted SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity (SPE) from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The adoption of SFAS No. 155 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of

Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements on insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. In addition, in February 2007, the AICPA issued related Technical Practice Aids (TPAs) to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1. The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $29 million, net of taxes, which was recorded as a reduction to retained earnings during the year ended December 31, 2007.
FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2008, the FASB issued FSP SFAS No. 132(R)-1, Employers’ Disclosures about Postretirement Benefit Plan Assets, an amendment to SFAS No. 132(R), Employers’ Disclosures about Pensions and Other Postretirement Benefits, to provide guidance on an employer’s disclosures about plan assets of a defined benefit pension or other postretirement plan. FSP SFAS No. 132(R)-1 is effective for the Company as of December 31, 2009, which will result in expanded disclosures related to the Company’s employee benefit plans.

In April 2008, the FASB issued FSP FAS No. 142-3, Determination of the Useful Life of Intangible Assets. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R), Business Combinations, and other U.S. GAAP. This FSP will be applied prospectively to intangible assets acquired after the effective date. FSP FAS No. 142-3 is effective for the Company beginning January 1, 2009. Adoption of FSP FAS No. 142-3 is not expected to have any impact on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, which establishes the disclosure requirements for derivative instruments and for hedging activities. This statement amends and expands the disclosure requirements of SFAS No. 133 with the intent to disclose how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedged items affect a company’s financial position, financial performance and cash flows. SFAS No. 161 is effective for the Company beginning January 1, 2009. The Company expects to adopt SFAS No. 161 on January 1, 2009, which will result in expanded disclosures related to derivative instruments and hedging activities.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51. SFAS No. 160 improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for the Company beginning January 1, 2009 and will be applied prospectively when adopted, except for the presentation and disclosure requirements, which will be applied retrospectively for all periods presented. Adoption of SFAS No. 160 is not expected to have a material impact on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective for the Company beginning January 1, 2009. SFAS No. 141(R) will be applied prospectively to business combinations occurring after the date of adoption.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC and future policy benefits, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).
Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for other than temporary impairments. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, a charge to net realized investment gain (loss) is recorded equal to the difference between the estimated fair value and net carrying amount of the security.

The evaluation of other than temporary impairments is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for other than temporary impairments. The Company has an investment impairment committee comprised of investment and accounting professionals that reviews and evaluates securities for potential other than temporary impairments at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest-rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Given the recent turmoil and volatility in the financial markets and the severe economic recession, estimated fair values for most fixed maturity securities have declined significantly. Analysis of the probability that all cash flows will be collected under the contractual terms of the fixed maturity security and determination as to whether the Company has the intent and ability to hold the investment for a sufficient period of time to allow for recovery in value were key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, including residential and commercial mortgage-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows and performance, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating perpetual preferred securities, which do not have final contractual cash flows, the Company applied other than temporary impairment considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant “debt-like” characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities. The SEC Issues Letter Clarifying Other-Than-Temporary Impairment Guidance for Perpetual Preferred Securities issued on October 15, 2008 states that if an investor in a perpetual preferred security with an estimated fair value below cost that is not attributable to the credit deterioration of the issuer would not be required to recognize an other than temporary impairment by asserting that it has the intent and ability to continue holding the security for a sufficient period to allow for an anticipated recovery in market value.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a write-down is taken for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate and recorded in net realized investment gain (loss). The Company had no impairments during the years ended December 31, 2008, 2007 and 2006. Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.
Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision (benefit) for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision (benefit) for income taxes (Note 17). The amortization recorded in net investment income was $5 million, $20 million and $24 million for the years ended December 31, 2008, 2007 and 2006, respectively.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 9).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income, interest expense or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less. Secured lending transactions with maturities of three months or less are also included in cash equivalents. The Company entered into a series of Federal National Mortgage Association (FNMA) pass-through dollar roll transactions during the fourth quarter of 2008. The Company purchased FNMA pass through securities and was contractually obligated to resell the same or substantially the same securities within 30 days of purchase. The Company classified these dollar roll transactions as short-term secured loans and reported them as cash and cash equivalents. As of December 31, 2008, the loans amounted to $403 million. The fair values of the securities held in connection with the secured lending were $410 million as of December 31, 2008.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined by SOP 05-1), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2008 and 2007, the carrying value of DAC was $5.0 billion and $4.5 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 8.0% of each deposit. The capitalized sales inducement balance included in the DAC asset was $552 million as of December 31, 2008 and 2007.

GOODWILL FROM ACQUISITIONS

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances change that would indicate that a triggering event, as defined in SFAS 142 has occurred. Goodwill from acquisitions, included in other assets, totaled $15 million as of December 31, 2008 and 2007. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2008, 2007 and 2006.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 10). Interest credited to these contracts primarily ranged from 2.0% to 9.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses (Note 10). Interest rates used in establishing such liabilities ranged from 1.9% to 11.3%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2008 and 2007, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth, and assumed reinsurance agreements intended to offset reinsurance costs and increase risk spread. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset when a written legal right of offset exists. See Note 15.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC and URR.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned from Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life formed in 2007, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
CONTINGENCIES

The Company follows the requirements of SFAS No. 5, Accounting for Contingencies. This statement requires the Company to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable then any other, the Company records an estimated reserve at the low end of the range of losses. See Note 20.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

In accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts, for separate account funding agreements where the Company provides a guarantee of principal and interest to the contract holder and the Company bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue, and benefit and expense lines in the consolidated statements of operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 13, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

As of December 31, 2008, Pacific Life has two permitted practices approved by the NE DOI that differ from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC). The first permitted practice relates to the valuation of certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2008 and 2007 did not reflect unrealized losses of $88 million and $54 million, respectively, with regards to this permitted practice. The second permitted practice has a financial statement filing date of December 31, 2008 and will continue until December 30, 2009. This permitted practice allows Pacific Life to apply the revised version of Actuarial Guideline 39 for variable annuity reserves that is contained in the final recommendations submitted by the Capital & Surplus Relief Working Group to the Executive Committee of the NAIC. This permitted practice resulted in an increase to statutory surplus and net income of $442 million as of December 31, 2008.

In addition, Pacific Life uses a NE DOI prescribed accounting practice for certain synthetic GIC reserves that differs from statutory accounting practices adopted by the NAIC. As of December 31, 2008 and 2007, this NE DOI prescribed accounting practice resulted in statutory reserves of $12 million and $9 million, respectively, as opposed to statutory reserves of $640 million and zero, respectively, using statutory accounting practices adopted by the NAIC.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was ($1,529) million, $362 million and $362 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of Pacific Life was $3,136 million and $3,708 million as of December 31, 2008 and 2007, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2008 and 2007, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2008 statutory results, Pacific Life could pay $256 million in dividends in 2009 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.

During the year ended December 31, 2008, Pacific Life paid a cash dividend to Pacific LifeCorp of $345 million. No dividends were paid during 2007. During the year ended December 31, 2006, Pacific Life paid two dividends totaling $185 million to Pacific LifeCorp; a $25 million dividend, consisting of $9 million in cash and a real estate investment with an estimated fair value of $16 million, and a $160 million cash dividend.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and because PL&A recorded a $116 million statutory net loss from operations for the year ended December 31, 2008, PL&A will be unable to pay dividends to Pacific Life in 2009 without prior regulatory approval. No dividends were paid during 2008, 2007 and 2006.

OTHER

In November 2008, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 — Loan-backed and Structured Securities. SSAP 98 requires the use of discounted cash flows for impairment analysis and subsequent valuation of loan-backed and structured securities. This statement is effective for quarterly and annual reporting periods beginning on or after January 1, 2009. Changes resulting from the adoption of this statement shall be accounted for prospectively. The Company anticipates that adoption of this statement will result in statutory losses based on current market conditions. Based on December 31, 2008 information, this would have resulted in additional statutory losses amounting to approximately $320 million.

The Company has reinsurance contracts in place with a reinsurer whose financial stability has been deteriorating. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the events surrounding this reinsurer and evaluate its options to deal with any further deterioration of this reinsurer’s financial condition. As of December 31, 2008, statutory reserves ceded to this reinsurer amounted approximately to $160 million.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $278 million and $284 million as of December 31, 2008 and 2007, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $311 million and $308 million as of December 31, 2008 and 2007, respectively. The net contribution to income from the Closed Block was insignificant for the years ended December 31, 2008, 2007 and 2006.

4.	VARIABLE INTEREST ENTITIES

The following table presents, as of December 31, 2008 and 2007, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss
	(In Millions)
December 31, 2008:
Private equity funds	$236	$30
Asset-backed securities			$3,816	$93

Total	$236	$30	$3,816	$93

December 31, 2007:
Private equity funds	$194	$25
Warehouse facility	18	5
Collateralized debt obligation	6	3
Asset-backed securities			$3,816	$187

Total	$218	$33	$3,816	$187

PRIVATE EQUITY FUNDS

Private equity funds (the Funds) are three limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds and is a VIE due to the lack of control by the other equity investors. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE debt consolidated from the Funds was $2 million and zero as of December 31, 2008 and 2007, respectively. Consolidated assets are reported in other investments and cash and cash equivalents and consolidated liabilities are reported in short-term debt.

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote SPEs, which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. These asset-backed securities are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities as the Company does not absorb a majority of the expected losses or receive a majority of the expected residual return. The carrying amount of these investments is $93 million at December 31, 2008 and is classified in fixed maturity securities. During the years ended December 31, 2008 and 2007, the Company recorded other than temporary impairments of $117 million and $73 million, respectively, related to these securities.
WAREHOUSE FACILITY

The Company determined that it was the primary beneficiary of a warehouse facility that it sponsored in 2007 for the purpose of issuing a collateralized loan obligation. The Company has not guaranteed the performance, liquidity or obligations of the warehouse facility. The maximum exposure to loss was limited to the carrying amounts of the retained interests, which represent the equity in the facility. This facility was consolidated into the consolidated financial statements of the Company. Non-recourse debt consolidated from the facility was $13 million as of December 31, 2007. During the third quarter of 2008, the warehouse facility was liquidated. The Company settled the non-recourse debt and purchased the remaining assets of the facility.

COLLATERALIZED DEBT OBLIGATION

The Company determined that it was the primary beneficiary of a collateralized debt obligation (CDO) of high yield debt securities that it sponsored in 1998 and it was consolidated into the consolidated financial statements of the Company. Non-recourse debt consolidated from the CDO was $2 million as of December 31, 2007. During the third quarter of 2008, the CDO was liquidated and the non-recourse debt was fully repaid.

5.	INTEREST IN PIMCO

As of December 31, 2007, the Company owned a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO was reported at estimated fair value, as determined by a contractual put and call option price, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2007, the interest in PIMCO, which was included in other investments, had an estimated fair value of $288 million.

During the year ended December 31, 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz of America, Inc. (Allianz), a subsidiary of Allianz SE, for $288 million. The Company recognized a pre-tax gain of $109 million for the year ended December 31, 2008.

During the year ended December 31, 2006, Allianz exercised a call option of $88 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2006 was $32 million.

6.	DISCONTINUED OPERATIONS

The Company’s broker-dealer operations and group insurance business have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds.

In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. On June 20, 2007, a transaction closed whereby the Company sold certain of these broker-dealer subsidiaries to an unrelated third-party. Proceeds from the sale included cash of $53 million and a common stock interest in the buyer’s parent of $57 million. A pre-tax gain of $54 million was recognized from this sale during the year ended December 31, 2007. On December 31, 2007, a transaction closed whereby the Company sold another one of its broker-dealer subsidiaries to subsidiary management. The Company incurred a pre-tax loss of $1 million from this transaction during the year ended December 31, 2007. As of December 31, 2007, one broker-dealer subsidiary remained classified as held for sale. On March 31, 2008, a transaction closed whereby the Company sold this held for sale subsidiary to an unrelated third-party. The Company recognized an insignificant pre-tax gain from this transaction during the year ended December 31, 2008.

On April 27, 2005 (Closing Date), the Company sold its group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company cedes to the buyer future premiums received for its existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date will not be reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Revenues	$13	$276	$395
Benefits and expenses	22	300	401

Loss from discontinued operations	(9)	(24)	(6)
Benefit from income taxes	(3)	(8)	(2)

Loss from discontinued operations, net of taxes	(6)	(16)	(4)

Net gain on sale of discontinued operations		53
Provision for income taxes		26

Net gain on sale of discontinued operations, net of taxes		27

Discontinued operations, net of taxes	($6)	$11	($4)

Revenues from the group insurance business were zero, zero and $5 million and from the broker-dealer operations were $13 million, $276 million and $390 million for the years ended December 31, 2008, 2007 and 2006, respectively. Benefits and expenses from the group insurance business were zero, zero and $6 million and from the broker-dealer operations were $22 million, $300 million and $395 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Assets and liabilities from discontinued operations are included in other assets and other liabilities, respectively. Assets and liabilities as of December 31, 2008 relate to discontinued operations that have been sold. Assets and liabilities as of December 31, 2007 are all held for sale except for $4 million of other assets and $24 million of other liabilities related to discontinued operations that have been sold. Major classes of assets and liabilities related to discontinued operations were as follows:

	December 31,
	2008	2007
	(In Millions)
Investments		$23
Cash and cash equivalents		1
Other assets	$6	20

Total assets	$6	$44

Short-term debt		$18
Other liabilities	$13	38

Total liabilities	$13	$56

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Balance, January 1	$4,481	$4,248	$3,787
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)		(45)
Additions:
Capitalized during the year	752	852	999
Amortization:
Allocated to commission expenses	(444)	(432)	(399)
Allocated to operating expenses	(133)	(118)	(104)

Total amortization	(577)	(550)	(503)
Allocated to OCI	356	(24)	(35)

Balance, December 31	$5,012	$4,481	$4,248

During the years ended December 31, 2008, 2007 and 2006, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in an increase in DAC amortization expense of $20 million for the year ended December 31, 2008 and decreases in DAC amortization expense of $12 million and $16 million for the years ended December 31, 2007 and 2006, respectively. The revised EGPs also resulted in increased URR amortization of $2 million and $4 million for the years ended December 31, 2008 and 2006, respectively, and decreased URR amortization of $15 million for the year ended December 31, 2007.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary impairments and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques. See Note 13 for additional information on the Company’s fair value measurements.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
December 31, 2008:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$98	$19		$117
Obligations of states and political subdivisions	512	5	$148	369
Foreign governments	211	41	7	245
Corporate securities	15,534	292	1,523	14,303
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	6,133	105	1,306	4,932
Commercial mortgage-backed securities	1,191	15	106	1,100
Other asset-backed securities	741	32	111	662
Redeemable preferred securities	294	15	95	214

Total fixed maturity securities	$24,714	$524	$3,296	$21,942

Perpetual preferred securities	$385	$3	$174	$214
Other equity securities	2			2

Total equity securities	$387	$3	$174	$216

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
December 31, 2007:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$38	$5		$43
Obligations of states and political subdivisions	1,008	160	$2	1,166
Foreign governments	253	37		290
Corporate securities	16,047	501	203	16,345
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	6,257	64	126	6,195
Commercial mortgage-backed securities	1,427	64	3	1,488
Other asset-backed securities	1,000	52	43	1,009
Redeemable preferred securities	327	10	19	318

Total fixed maturity securities	$26,357	$893	$396	$26,854

Perpetual preferred securities	$434	$5	$33	$406
Other equity securities	3			3

Total equity securities	$437	$5	$33	$409

The Company has investments in perpetual preferred securities that are primarily issued by European and U.S. banks. The net carrying amount and estimated fair value of the available for sale securities was $553 million and $266 million, respectively, as of December 31, 2008. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $168 million and $52 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.
The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2008, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
Due in one year or less	$1,582	$9	$25	$1,566
Due after one year through five years	4,785	89	323	4,551
Due after five years through ten years	5,855	73	780	5,148
Due after ten years	4,427	201	645	3,983

	16,649	372	1,773	15,248
Mortgage-backed and asset-backed securities	8,065	152	1,523	6,694

Total	$24,714	$524	$3,296	$21,942

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non marketable securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	32	$276	$148
Foreign governments	5	66	7
Corporate securities	938	9,521	1,523
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	342	3,693	1,306
Commercial mortgage-backed securities	45	796	106
Other asset-backed securities	48	328	111
Redeemable preferred securities	18	153	95

Total fixed maturity securities	1,428	14,833	3,296
Perpetual preferred securities	30	197	174
Other securities	24	95	28

Total other securities	54	292	202

Total	1,482	$15,125	$3,498

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	29	$254	$144	3	$22	$4
Foreign governments	5	66	7
Corporate securities	650	6,649	799	288	2,872	724
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	145	2,229	699	197	1,464	607
Commercial mortgage-backed securities	31	569	74	14	227	32
Other asset-backed securities	29	204	49	19	124	62
Redeemable preferred securities	5	43	6	13	110	89

Total fixed maturity securities	894	10,014	1,778	534	4,819	1,518
Perpetual preferred securities	7	29	16	23	168	158
Other securities	18	89	27	6	6	1

Total other securities	25	118	43	29	174	159

Total	919	$10,132	$1,821	563	$4,993	$1,677

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2007:
Obligations of states and political subdivisions	14	$61	$2
Corporate securities	636	6,131	203
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	387	3,882	126
Commercial mortgage-backed securities	16	326	3
Other asset-backed securities	51	523	43
Redeemable preferred securities	16	211	19

Total fixed maturity securities	1,120	11,134	396
Perpetual preferred securities	27	328	33
Other securities	30	50	7

Total other securities	57	378	40

Total	1,177	$11,512	$436

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2007:
Obligations of states and political subdivisions				14	$61	$2
Corporate securities	386	$3,572	$112	250	2,559	91
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	122	2,066	63	265	1,816	63
Commercial mortgage-backed securities	3	44	1	13	282	2
Other asset-backed securities	27	363	41	24	160	2
Redeemable preferred securities	12	190	17	4	21	2

Total fixed maturity securities	550	6,235	234	570	4,899	162
Perpetual preferred securities	20	226	21	7	102	12
Other securities	16	37	6	14	13	1

Total other securities	36	263	27	21	115	13

Total	586	$6,498	$261	591	$5,014	$175

Gross unrealized losses as of December 31, 2008 have increased significantly from December 31, 2007. General spread widening on fixed maturity investments caused by the recent disruption in the financial markets have led to decreases in their estimated fair values. The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company has the ability and intent to hold the securities until recovery.
Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards for some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

The table below illustrates the breakdown of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2008.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2003 and
Rating	Amount	Fair Value	Amount	Prior	2004	2005	2006	2007	2008
	($ In Millions)
Prime RMBS:
AAA	$3,226	$2,480	87%	14%	18%	21%	22%	12%
AA	260	176	7%			3%	4%
A	122	80	3%			1%	2%
BAA	73	46	2%					2%
BA and below	27	15	1%					1%

Total	$3,708	$2,797	100%	14%	18%	25%	28%	15%	0%

Alt-A RMBS:
AAA	$745	$506	80%		8%	12%	22%	38%
AA	89	74	10%			1%	8%	1%
A	9	5	1%				1%
BAA	4	4	0%
BA and below	79	79	9%					9%

Total	$926	$668	100%	0%	8%	13%	31%	48%	0%

Sub-prime RMBS:
AAA	$393	$293	82%	27%	36%	16%	1%	2%
AA	70	46	15%	14%	1%
A	1	1	0%
BA and below	15	6	3%			3%

Total	$479	$346	100%	41%	37%	19%	1%	2%	0%

CMBS:
AAA	$1,052	$990	89%	59%	12%	4%		13%	1%
AA	63	57	5%	5%
A	36	29	3%	3%
BAA	28	17	2%					2%
BA and below	12	7	1%	1%

Total	$1,191	$1,100	100%	68%	12%	4%	0%	15%	1%

Monoline insurers guarantee the timely payment of principal and interest of certain securities. Municipalities will often purchase monoline insurance to wrap a security issuance in order to benefit from better market execution. The Company’s net carrying amount and established fair value of total monoline insured securities was $845 million and $700 million, respectively, as of December 31, 2008. Included in these amounts are monoline insured municipal securities with a net carrying amount and estimated fair value of $560 million and $438 million, respectively, as of December 31, 2008. Of the net carrying value of the municipal bond portfolio, 24% of the overall credit quality of the municipal bond portfolio, including the benefits of monoline insurance, was rated A or better and 76% was rated BAA by independent rating agencies. As of December 31, 2008, the Company had no direct investments in monoline insurers.

As of December 31, 2008, the Company has received advances of $1.7 billion from the Federal Home Loan Bank (FHLB) of Topeka and has issued $1.7 billion in funding agreements to the FHLB of Topeka. Funding agreements are used as an alternative source of funds for the Company’s spread lending business and the funding agreement liabilities are included in general account policyholder account balances. Assets with an estimated fair value of $2.2 billion as of December 31, 2008 are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2008, the Company holds $87 million of FHLB of Topeka stock.

PL&A is a member of FHLB of San Francisco. As of December 31, 2008, no assets are pledged as collateral. As of December 31, 2008, the Company holds $25 million of FHLB of San Francisco stock.

The Company lends securities in connection with its securities lending program administered by one of the largest U.S. financial institutions specializing in securities lending and short-term fixed-income asset management. The Company requires an amount equal to 102% of the estimated fair value of the loaned securities to be separately maintained as collateral for the loaned securities. The collateral is restricted and not available for general use. Securities loaned were zero and $2 million as of December 31, 2008 and 2007, respectively.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Fixed maturity securities	$1,467	$1,492	$1,411
Equity securities	23	26	28
Mortgage loans	289	248	300
Real estate	86	68	58
Policy loans	223	209	193
Partnerships and joint ventures	21	170	133
Other	24	38	42

Gross investment income	2,133	2,251	2,165
Investment expense	136	137	123

Net investment income	$1,997	$2,114	$2,042

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $10 million, $43 million and $61 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$100	$117	$39
Gross losses on sales	(37)	(23)	(37)
Other than temporary impairments	(454)	(98)	(6)
Other	4	20	12

Total fixed maturity securities	(387)	16	8

Equity securities:
Gross gains on sales		5	14
Other than temporary impairments	(68)		(3)
Other	1		1

Total equity securities	(67)	5	12

Trading securities	(22)	(1)	2
Real estate and mortgage loans	27	18	9
Variable annuity guaranteed living benefit embedded derivatives	(2,775)	(222)	41
Variable annuity guaranteed living benefit policy fees	108	78	64
Variable annuity derivatives	1,901	44	(71)
Other derivatives	(47)	(11)	(8)
Other investments — other than temporary impairments	(55)
Other	(10)	27	5

Total	($1,327)	($46)	$62

During the years ended December 31, 2008, 2007 and 2006, the Company recorded other than temporary impairments of $577 million, $98 million and $9 million, respectively. In connection with the recent significant disruption in the housing, financial and credit markets, the other than temporary impairment charges recorded during the year ended December 31, 2008 were primarily related to the Company’s exposure to Alt-A RMBS, certain structured securities and direct exposure to banks and corporate credits. The table below summarizes the other than temporary impairments by type:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
RMBS:
Alt-A	$214
Prime	13
Structured credit	31	$15
CDOs	125	73
Other asset-backed securities	1	5	$2
Corporate debt:
Financial institutions	48	2	1
Other	22	3	3
Equities:
Financial institutions	34		3
Other	34
Private equity	51
Other investments	4

Total other than temporary impairments	$577	$98	$9

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Available for sale securities:
Fixed maturity	($3,269)	($211)	($298)
Equity	(143)	(49)	(10)

Total	($3,412)	($260)	($308)

Trading securities	($19)	($2)	($2)

Trading securities totaled $114 million and $129 million as of December 31, 2008 and 2007, respectively. The cumulative unrealized gains (losses) on trading securities held as of December 31, 2008 and 2007 were ($19) million and zero, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2008 and 2007, totaled $4 million and $23 million, respectively.

As of December 31, 2008 and 2007, fixed maturity securities of $12 million and $13 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $5,622 million and $4,585 million as of December 31, 2008 and 2007, respectively. Mortgage loans are collateralized by commercial real estate properties primarily located throughout the U.S. As of December 31, 2008, $1,169 million, $746 million, $565 million, $446 million and $324 million were located in California, Florida, Washington, Texas and Washington D.C., respectively. As of December 31, 2008, $503 million was located in Canada. There were no defaults during the years ended

December 31, 2008, 2007, and 2006. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2008 or 2007. As of December 31, 2008, mortgage loan investments with one commercial sponsor exceeded 10% of stockholder’s equity. The carrying value of these investments was $767 million as of December 31, 2008.

Investments in real estate totaled $459 million and $400 million as of December 31, 2008 and 2007, respectively. There were no real estate write-downs during the years ended December 31, 2008, 2007 and 2006.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

The following table summarizes the notional amount and estimated fair value by hedge designation and derivative type. Collateral received from or pledged to counterparties is not included in the amounts below.

			Estimated Fair Value
	Notional Amount		Asset/(Liability)
	December 31,		December 31,
	2008	2007	2008	2007

	(In Millions)		(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$6,488	$8,043	($57)	$219
Forward starting interest rate swap agreements	1,535	1,935	252	29
Interest rate swaps	1,743	859	(43)	(9)

Total cash flow hedges	9,766	10,837	152	239

Fair value hedges:
Interest rate swaps	1,264	1,455	(120)	(33)
Foreign currency interest rate swaps	18	18	1	2

Total fair value hedges	1,282	1,473	(119)	(31)

Derivatives not designated as hedging instruments:
Variable annuity guaranteed living benefit embedded derivatives	33,455	27,935	(3,342)	(161)
Variable annuity derivatives — equity put swaps	5,173	2,827	937	18
Variable annuity derivatives — interest rate swaps	2,150		372
Variable annuity derivatives — total return swaps	2,437	470	(31)	26
Variable annuity guaranteed living benefit reinsurance contracts	13,274	7,358	429	23
Synthetic GICs	23,856	11,477	(3)
Interest rate swaps	535	97	(13)
Foreign currency interest rate swaps	460	367	3	(2)
Floors and options	204	119	3	5
Credit default swaps	128	128	(39)	(4)
Other	367	264		(11)

Total derivatives not designated as hedging instruments	82,039	51,042	(1,684)	(106)

Total	$93,087	$63,352	($1,651)	$102

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps. The notional amount of the variable annuity guaranteed living benefit reinsurance contracts represents the full protected basis of the underlying embedded derivative and estimated fair value represents the amount recoverable from reinsurers based on the portion of risk ceded.

The following table summarizes the asset and liability values of the Company’s derivative instruments, which are calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements. Net cash collateral received from counterparties was $1,392 million and $270 million as of December 31, 2008 and 2007, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments. Net cash collateral pledged to counterparties was $66 million and zero as of December 31, 2008 and 2007, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other liabilities. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments or other assets, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

	Asset Value		Liability Value
	December 31,		December 31,
	2008	2007	2008	2007

	(In Millions)		(In Millions)
Other investments	$249	$183
Other assets	429	23
Future policy benefits			$3,342	$161
Other liabilities			313	213

Total	$678	$206	$3,655	$374

As of December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with an estimated fair value of $147 million and $16 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2008 and 2007, $15 million and $16 million, respectively, of the collateral had been repledged. As of December 31, 2008 and 2007, the Company provided collateral in the form of various securities of $17 million and $14 million, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the year ended December 31, 2008, the net loss related to the ineffective portion of designated cash flow hedges was $4 million, and was insignificant for the years ended December 31, 2007 and 2006. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness. For the years ended December 31, 2008, 2007 and 2006, the Company had net losses of zero, $21 million and $2 million, respectively, reclassified from accumulated other comprehensive income (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $10 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2008, 2007 and 2006, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps to manage its exposure to changes in the estimated fair values of its assets and liabilities due to fluctuations in the benchmark interest rate.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

When a derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For the year ended December 31, 2008, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was ($1) million, and was insignificant for the years ended December 31, 2007 and 2006. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. The changes in the estimated fair value of the derivatives not designated as hedging instruments are recognized in net realized investment gain (loss).

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits.

GLBs on new variable annuity contracts issued since January 1, 2007 are partially covered by reinsurance. These reinsurance arrangements have been used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued since January 1, 2007. The ceded portion of the GLBs is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.

The Company employs hedging strategies and derivatives (variable annuity derivatives) designed to mitigate the equity risk associated with the GLBs not covered by reinsurance. Equity put swaps are utilized to economically hedge against a portion of the movements in the equity markets. These equity put swaps involve the exchange of periodic fixed rate payments for the return, at the end of the swap agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on the trade date is positive or negative, respectively.

The Company uses interest rate swaps to hedge fluctuations in the valuation of GLBs as a result of changes in risk free rates. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

The Company uses credit default swaps in combination with cash instruments to reproduce the investment characteristics of certain investments. Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security. A payment is delivered if the underlying security of the derivative defaults. Under this event, the required maximum potential amounts of future payments were $95 million and $115 million as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the fair value of credit derivatives sold by the Company was ($38) million and ($4) million, respectively. The terms for these instruments range from one to seven years.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2008 and 2007 was $150 million and $196 million, respectively.

For all derivative contracts other than GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2008, the Company’s insurer financial strength rating was above the specified level.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. For the year ended December 31, 2008, the Company has incurred losses of $7 million, included in net realized gain (loss), on derivative instruments due to a counterparty default related to the bankruptcy of Lehman Brothers Holdings Inc. These losses were a result of the contractual collateral threshold amounts and open collateral calls in excess of such amounts immediately prior to the bankruptcy filing. For the year ended December 31, 2008, swap contracts are still open with Lehman Brothers Special Finance with a fair value of ($24) million, which resulted in a loss of $12 million included in net realized investment gain (loss).

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2008	2007

	(In Millions)
Universal life	$18,729	$17,742
Funding agreements	7,890	9,190
Fixed account liabilities	4,515	4,159
GICs	1,536	926

Total	$32,670	$32,017

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2008	2007

	(In Millions)
Annuity reserves	$4,455	$4,184
Variable annuity guaranteed living benefit embedded derivatives	3,342	161
URR	925	726
Policy benefits payable	433	295
Life insurance	360	327
Closed Block liabilities	311	309
Other	15	23

Total	$9,841	$6,025

11.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 9.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (10 years) selected by the contract holder at the issuance of the variable annuity contract. In general, the GMIB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy. The GMIB is a living benefit that provides the contract holder with a guaranteed annuitization value.
Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2008	2007

	($ In Millions)
Return of net deposits
Separate account value	$36,672	$50,709
Net amount at risk (1)	11,557	690
Average attained age of contract holders	61 years	60 years

Anniversary contract value
Separate account value	$13,465	$20,280
Net amount at risk (1)	5,750	606
Average attained age of contract holders	62 years	62 years

Minimum return
Separate account value	$1,107	$1,933
Net amount at risk (1)	898	339
Average attained age of contract holders	64 years	63 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2008	2007

	($ In Millions)
Separate account value	$2,230	$3,804
Average attained age of contract holders	57 years	57 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2008	2007	2008	2007
	GMDB		GMIB

	(In Millions)		(In Millions)
Balance, beginning of year	$48	$44	$24	$26
Changes in reserves	119	12	38	(2)
Benefits paid	(48)	(8)

Balance, end of year	$119	$48	$62	$24

Reinsurance recoverables related to GMDB reserves totaled $3 million and $1 million as of December 31, 2008 and 2007, respectively, which are included with other reinsurance receivables in other assets. Reinsurance recoverables related to GMIB reserves are not significant.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2008	2007

	(In Millions)
Asset type
Domestic equity	$17,927	$26,899
International equity	5,476	9,519
Bonds	12,182	13,614
Money market	1,087	677

Total	$36,672	$50,709

12.	DEBT

Debt consists of the following:

	December 31,
	2008	2007

	(In Millions)
Short-term debt: Commercial paper		$100

Long-term debt:
Surplus notes	$150	150
SFAS No. 133 fair value adjustment	55	13
Other non-recourse debt	121	119
VIE debt (Note 4)	2	15

Total long-term debt	328	297

Total short-term and long-term debt	$328	$397

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2008. The amount outstanding as of December 31, 2007 was $100 million, bearing an average interest rate of 4.4%. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2008 and 2007. As of and during the year ended December 31, 2008, Pacific Life was in compliance with the debt covenants related to this facility.

PL&A maintains a $40 million reverse repurchase line of credit with a commercial bank. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with this line of credit as of December 31, 2008 and 2007.

Pacific Life is a member of the FHLB of Topeka. Pacific Life has approval from the FHLB of Topeka to advance amounts up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2008 and 2007. Certain assets are on deposit with the FHLB of Topeka with an estimated fair value of $3.6 billion as of December 31, 2008, of which $2.2 billion have been pledged and $1.4 billion are available for future advances from the FHLB of Topeka. This amounts to a borrowing capacity of approximately $1.0 billion as of December 31, 2008.

PL&A is a member of the FHLB of San Francisco. PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $99 million. Of this amount, half, or $49.5 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2008 and 2007, PL&A had no debt outstanding with the FHLB of San Francisco.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $55 million and $13 million as of December 31, 2008 and 2007, respectively, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

Certain subsidiaries of Pacific Asset Holding LLC (PAH), a wholly owned subsidiary of Pacific Life, entered into various term loans with third-parties. Interest on these loans accrues at fixed rates, is payable monthly and range from 5.8% to 6.2% as of December 31, 2008 and 2007. As of December 31, 2008 and 2007, there was $87 million outstanding on these loans with maturities ranging from 2010 to 2012. All of these loans are secured by real estate properties and are non-recourse to the Company.

Certain subsidiaries of PAH also entered into various property improvement loans with third-parties for a maximum loan balance of $43 million. Interest on these loans accrues at variable rates, is payable monthly and range from 2.6% and 3.2% as of December 31, 2008 and 6.4% to 7.0% as of December 31, 2007. As of December 31, 2008, there was $34 million outstanding on these loans with maturities ranging from 2009 to 2011. Principal payments due over the next twelve months are $26 million. As of December 31, 2007, there was $32 million outstanding on these loans. All of these loans are secured by real estate properties and are non-recourse to the Company.

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 157

SFAS No. 157 establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments on inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most corporate debt securities and U.S. government and agency mortgage-backed securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

     The following table presents, by fair value hierarchy level, the Company’s financial assets and financial liabilities that are carried at fair value as of December 31, 2008.

				Netting
	Level 1	Level 2	Level 3	Adjustments (1)	Total
			(In Millions)
Assets:
Fixed maturity securities		$15,807	$6,135		$21,942
Equity securities		204	12		216
Trading securities (2)		17	97		114
Cash equivalents	$2,597				2,597
Other investments			150		150
Derivatives		1,291	1,435	($656)	2,070
Separate accounts assets (3)	41,145	275	61		41,481

Total	$43,742	$17,594	$7,890	($656)	$68,570

Liabilities:
Derivatives		$900	$3,477	($656)	$3,721

Total		$900	$3,477	($656)	$3,721

(1)	Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty as permitted by FIN 39 and FSP FIN 39-1.

(2)	Trading securities are presented in other investments in the consolidated statement of financial condition.

(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets as presented in the table above differ from the amounts presented in the consolidated statement of financial condition because cash and receivables for securities are not subject to SFAS No. 157.
FAIR VALUE MEASUREMENT

SFAS No. 157 defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.

For publicly traded securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, prices are obtained from independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.

Where matrix model pricing is not used, particularly for RMBS and asset-backed securities, other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, estimated cash flows and prepayment speeds.

Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.

CASH EQUIVALENTS

Cash equivalents include, but are not limited to, corporate discount notes and money market mutual funds instruments. The fair value of cash equivalents is measured at amortized cost due to the short-term, highly liquid nature of these securities, which have original maturities of three months or less. These securities are classified as Level 1.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2008, 99% of derivatives based upon notional values were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. In accordance with SFAS No. 157, a Credit Valuation Analysis (CVA) was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms. As of December 31, 2008 the CVA for derivatives was immaterial.

The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification for derivatives are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

OTHER INVESTMENTS
Other investments include non marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These securities are classified as Level 3 assets.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity, short-term and equity securities. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity securities available for sale, equity securities available for sale and trading securities of the Company. Mutual funds are included in Level 1. Most fixed maturity and equity securities are included in Level 2. Level 3 assets include less liquid securities and any investments where fair value is determined by management based on broker quotes.

VARIABLE ANNUITY GLBs

Fair values for variable annuity GLBs classified as derivatives, and related reinsurance, are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, GLB derivatives and related reinsurance are categorized as Level 3. Below is a description of the Company’s fair value methodologies for relevant GLBs, and related reinsurance.

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS No. 133 and other related accounting literature on fair value, which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated and willing parties (the Pre-SFAS No. 157 definition of fair value) using assumptions, which include capital market and policyholder behavior inputs.

The Company’s SFAS No. 157 fair value is calculated as an aggregation of the Pre-SFAS No. 157 definition of fair value and additional risk margins including, Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the Pre-SFAS No. 157 definition of fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

LEVEL 3 RECONCILIATION

The table below presents a reconciliation of the beginning and ending balances of the Level 3 financial assets and financial liabilities that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses
					Purchases,
			Included in	Transfers	Sales,		Unrealized
			Other	In and/or	Issuances,		Gains
	January 1,	Included in	Comprehensive	Out of	and	December 31,	(Losses)
	2008	Earnings	Income (Loss)	Level 3	Settlements	2008	Still Held (1)
				(In Millions)
Assets:
Fixed maturity securities	$2,874	($93)	($595)	$3,606	$343	$6,135	($16)
Equity securities	47	(34)			(1)	12
Trading securities	47	(12)		10	52	97	(11)
Other investments	460	105	(133)		(282)	150
Derivatives, net	(103)	(1,945)	2		4	(2,042)	(1,822)
Separate account assets(2)	11	(5)		46	9	61	(25)

Total	$3,336	($1,984)	($726)	$3,662	$125	$4,413	($1,874)

(1)	Represents the net amount of total gains or losses for the period, included in earnings, attributable to the change in unrealized losses relating to assets and liabilities classified as Level 3 that are still held as of December 31, 2008.

(2)	The realized/unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income (loss) for the Company.
Transfers in Level 3 primarily relate to RMBS previously priced by an independent third-party pricing service that were transferred from Level 2 to Level 3. The Company valued many RMBS internally based upon internal models due to the housing market crisis’ impact on RMBS valuations and the absence of trading activity. The internal valuation models included detailed evaluations of the performance of the underlying collateral of specific securities across the entire RMBS portfolio with significant judgment in determining discount rates including liquidity premiums, default and prepayment assumptions, loss severity and other inputs.

SFAS No. 107

The carrying amount and estimated fair value of the Company’s financial instruments under SFAS No. 107, Disclosures about Fair Value of Financial Instruments, that are not carried at fair value are as follows:

	December 31, 2008		December 31, 2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$5,622	$5,645	$4,585	$4,800
Policy loans	6,920	6,920	6,410	6,410
Other invested assets	305	334	307	345
Collateral received	(1,392)	(1,392)	(270)	(270)
Liabilities:
Funding agreements and GICs(1)	9,419	10,136	10,104	10,250
Fixed account liabilities	4,515	4,515	4,159	4,159
Short-term and long-term debt	328	242	397	389
Collateral pledged	(66)	(66)

(1)	Balance excludes embedded derivatives that are included in SFAS No. 157 in the tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2008 and 2007:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.

COLLATERAL RECEIVED AND PLEDGED

The carrying values of cash collateral received and pledged approximate fair value due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM AND LONG-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

14.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of stockholder’s equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net
Gross holding gain (loss):
Securities available for sale	($3,870)	($239)	($289)
Derivatives	387	(68)	(33)
Income tax benefit	1,220	106	114
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	458	(21)	(19)
Derivatives	(4)	(15)	(15)
Income tax expense (benefit)	(159)	12	11
Allocation of holding (gain) loss to DAC	356	(24)	(35)
Allocation of holding (gain) loss to future policy benefits	(119)	(15)	11
Income tax expense (benefit)	(83)	14	9

Unrealized loss on derivatives and securities available for sale, net	(1,814)	(250)	(246)

Other, net
Holding gain on interest in PIMCO and other security	(24)	5	6
Income tax on holding gain	9	(1)	(2)
Reclassification of realized gain on sale of interest in PIMCO	(109)		(32)
Income tax on realized gain	42		10

Net unrealized gain (loss) on interest in PIMCO and other security	(82)	4	(18)
Cumulative effect of adoption of new accounting principle, net of tax		(20)
Other, net of tax	(15)		2

Other, net	(97)	(16)	(16)

Total other comprehensive loss, net	($1,911)	($266)	($262)

15.	REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. U.S. GAAP benefit reserves for such riders are based on SOP 03-1. Substantially all the U.S. GAAP benefit reserves relating to NLGRs issued after June 30, 2005 are ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Funded reserves in a trust account with Pacific Life as beneficiary and irrevocable letters of credit, in which Pacific LifeCorp is the co-applicant with PAR Bermuda and PAR Vermont, provide security for statutory reserve credits taken by Pacific Life.

The Company has entered into treaties to reinsure a portion of new variable annuity business under modified coinsurance arrangements and certain variable annuity living and death benefit riders under coinsurance agreements. Effective January 1, 2008, the quota share on variable annuity reinsurance treaties was increased from a total of 39% to 45%. Additionally, effective January 1, 2008, the Company recaptured a portion of the variable annuity business ceded during 2007.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables were $839 million and $349 million as of December 31, 2008 and 2007, respectively. Reinsurance payables were $38 million and $54 million as of December 31, 2008 and 2007, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Direct premiums	$410	$271	$249
Reinsurance ceded	(291)	(274)	(248)
Reinsurance assumed	53	53	57

Insurance premiums	$172	$50	$58

Other revenues and benefit and expense items in the consolidated statements of operations are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
REVENUES
Reinsurance ceded netted against policy fees	$205	$161	$145
Reinsurance ceded netted against net investment income	311	298	278
Reinsurance ceded netted against net realized investment gain (loss)	388	19
Reinsurance ceded netted against investment advisory fees	20	12	2
BENEFITS AND EXPENSES
Reinsurance ceded netted against interest credited	260	236	208
Reinsurance ceded netted against policy benefits	341	283	198
Reinsurance assumed included in policy benefits	32	38	30
Reinsurance ceded netted against commission expense	156	40	57
Reinsurance ceded netted against operating expense	31	47	39

16.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Prior to December 31, 2007, Pacific Life provided a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries did not participate in this plan. The full-benefit vesting period for all participants was five years. Pacific Life’s funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as was determined appropriate. All such contributions were made to a tax-exempt trust.

During 2007, the Company amended the defined benefit pension plan to terminate effective December 31, 2007. The net assets of the defined benefit pension plan will be allocated for payment of plan benefits to the participants in an order of priority determined in accordance with ERISA, applicable regulations thereunder and the defined benefit pension plan document. The final termination of the plan and payment of plan benefits to the participants is subject to regulatory approval.

In 2007, in anticipation of the final settlement of the defined benefit pension plan, the plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account group annuity contract managed by the Company and invested primarily in fixed income investments to better match the expected duration of the liabilities.

Effective January 1, 2005, the contribution credits for employees with less than 10 years of service were suspended and replaced by contribution credits into the Retirement Incentive Savings Plan (RISP) provided by Pacific Life pursuant to section 401(k) of the Internal Revenue Code. Effective January 1, 2007, the contribution credits for all other employees were suspended and also replaced by contribution credits into the RISP.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2008 and 2007, the projected benefit obligation was $32 million and $34 million, respectively. The fair value of plan assets as of December 31, 2008 and 2007 was zero. The net periodic benefit cost of the SERPs was $5 million, $6 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
Service cost — benefits earned during the year	$2	$2	$8
Interest cost on projected benefit obligation	14	16	15
Expected return on plan assets	(14)	(16)	(19)
Settlement costs	5	4
Amortization of net obligations and prior service cost	1	3	4

Net periodic pension expense	$8	$9	$8

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation using a measurement date of December 31:

	December 31,
	2008	2007
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$248	$280
Service cost	2	2
Interest cost	14	15
Actuarial gain	(5)	(4)
Benefits paid	(29)	(45)

Benefit obligation, end of year	$230	$248

Change in plan assets:
Fair value of plan assets, beginning of year	$287	$271
Actual return on plan assets	(20)	16
Employer contributions	4	45
Benefits paid	(29)	(45)

Fair value of plan assets, end of year	$242	$287

Funded status, end of year	$12	$39

	December 31,
	2008	2007
	(In Millions)
Amounts recognized in the consolidated statements of financial condition consist of:
Prior to adoption of the funded status provisions of SFAS No. 158:
Prepaid benefit cost		$104
Accrued benefit liability		(34)
Intangible asset		3
Accumulated other comprehensive loss		3

Subsequent to adoption of the funded status provisions of SFAS No. 158:
Assets	$44	$73
Liabilities	(32)	(34)

Net amount recognized	$12	$39

Amounts recognized in AOCI consist of:
Initial net obligation	($1)	($1)
Prior service cost	(1)	(1)
Net loss	(56)	(34)

Accumulated other comprehensive loss	(58)	(36)
Accumulated contributions in excess of net periodic benefit cost	70	75

Net amount recognized	$12	$39

Changes recognized in OCI:
Changes due to minimum liability and intangible asset recognized prior to adoption of SFAS No. 158:
Decrease in additional minimum liability		($1)
Decrease in intangible asset		1

Other comprehensive loss		$0

Changes in plan assets and benefit obligations recognized in OCI:
Net loss arising during the year	$29
Adjustment for actual vs. expected benefit payments	(1)

Amounts recognized as a component of net periodic benefit cost:
Amortization, settlement or curtailment recognition of net transition obligation	(1)
Amortization or settlement recognition of net loss	(6)

	$21

Amounts recognized as a component of net periodic benefit cost:
Total recognized in net periodic benefit cost and other comprehensive loss	$30	$9

Estimated amounts that will be amortized from AOCI over the next year:
Initial obligation		($1)
Prior service cost	($1)
Net actuarial loss	(3)

Total	($4)	($1)

	December 31,
	2008	2007
	(In Millions)
Consolidated statement of financial condition adjustment:
Increase in accumulated other comprehensive loss, pre-tax, to reflect the adoption of SFAS No. 158		$33

Weighted-average assumptions used to determine benefit obligations:
Discount rate	6.35%	6.25%
Rate of compensation increase	N/A	N/A
Effective January 1, 2007, contribution credits to the defined benefit pension plan were suspended, thus, the rate of compensation increase assumption is no longer applicable. The rate of compensation increase used to determine benefit obligations for the SERP was 4.5% for the years ended December 31, 2008 and 2007.

	Years Ended December 31,
	2008	2007	2006

Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	6.25%	5.75%	5.50%
Expected long-term return on plan assets	5.25%	6.13%	8.00%
Rate of compensation increase	N/A	N/A	4.50%
The rate of compensation increase used to determine the net periodic benefit costs for the SERP was 4.5% for the years ended December 31, 2008 and 2007.

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. This resulted in the selection of the 8.00% long-term rate of return on asset assumption for the first three months of 2007. In April 2007, the Company changed the asset allocation to fixed income assets in order to better match the expected duration of liabilities. The expected return on asset assumption was then lowered to 5.50% resulting in a weighted-average expected return on asset assumption of 6.13% for 2007. In anticipation of the final settlement of the plan, the Company changed the asset allocation to better match the liabilities by investing in only fixed income securities with a similar duration profile. As a result of the restructured portfolio, the expected return on assets assumption was lowered to 5.25% for 2008.

Benefit payments for the year ended December 31, 2008 amounted to $30 million. Pacific Life expects to contribute $5 million to these plans in 2009. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2009	2010	2011	2012	2013	2014-2018
$24	$22	$21	$21	$20	$88
The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2008	2007

Asset category:
Fixed income investments	99%	99%
Other	1%	1%

Total	100%	100%

RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a RISP covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Since 1997, the RISP provided the Company match in the form of Pacific LifeCorp common stock through the Employee Stock Ownership Plan (ESOP). In October 2006, Pacific LifeCorp’s Board of Directors authorized a plan to terminate the ESOP feature of the RISP, replace it with a cash match benefit and repurchase the outstanding allocated and unallocated shares of the ESOP. On October 25, 2006, the outstanding allocated and unallocated shares of 2,867,719 were repurchased by Pacific LifeCorp in cash for $112 million and an ESOP loan, with an outstanding balance of $2 million, was also repaid to Pacific Life. Contributions made by the Company to the RISP amounted to $28 million, $24 million and $20 million for the years ended December 31, 2008, 2007 and 2006, respectively, and are included in operating expenses.

Amounts loaned to the ESOP by Pacific Life were included in unearned ESOP shares. The unearned ESOP shares account was reduced as ESOP shares were released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants was different from the original issue price of those shares, the difference was recorded in paid-in capital.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2008, 2007 and 2006 was $1 million. As of December 31, 2008 and 2007, the accumulated benefit obligation was $18 million. The fair value of the plan assets as of December 31, 2008 and 2007 was zero.

The adjustment related to postretirement benefits to reflect the adoption of SFAS No. 158 resulted in an increase in AOCI of $2 million, pre-tax, as of December 31, 2007.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.35% and 6.25% for 2008 and 2007, respectively.

Benefit payments for the year ended December 31, 2008 amounted to $3 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2009	2010	2011	2012	2013	2014-2018
$3	$4	$4	$4	$4	$22
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

17.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Current	$229	$97	$149
Deferred	(592)	1	49

Provision (benefit) for income taxes from continuing operations	(363)	98	198
Provision (benefit) for income taxes on discontinued operations	(3)	18	(2)

Total	($366)	$116	$196

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
Provision (benefit) for income taxes at the statutory rate	($247)	$253	$282
Separate account dividends received deduction	(107)	(103)	(43)
Low income housing and foreign tax credits	(31)	(33)	(34)
Other	22	(19)	(7)

Provision (benefit) for income taxes from continuing operations	($363)	$98	$198

Upon adoption of FIN 48 on January 1, 2007 (Note 1), the Company had unrecognized tax benefits of $32 million, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing dividends received deductions relating to the Company’s separate accounts (DRD). A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2007	$32
Additions and deletions	—

Balance at December 31, 2007	32
Additions and deletions	402

Balance at December 31, 2008	$434

Depending on the outcome of Internal Revenue Service (IRS) appeals proceedings, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest will be recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain DRD tax position is ultimately settled.

During 2008, the Company’s FIN 48 tax contingency increased by $402 million for a tax position for which there is uncertainty about the timing, but not the deductibility, of certain tax deductions. Since the benefits of the tax position will be claimed on an amended return, the Company will not receive cash until the claim is audited and approved by the taxing authority and therefore will not accrue interest or penalties. Due to the nature of deferred tax accounting, the tax position will not have an impact on the annual effective tax rate.

During the year ended December 31, 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

The net deferred tax asset (liability), included in other assets and other liabilities as of December 31, 2008 and 2007, respectively, is comprised of the following tax effected temporary differences:

	December 31,
	2008	2007
	(In Millions)
Deferred tax assets:
Policyholder reserves	$1,274	$894
Investment valuation	271	133
Tax credit carryforward	122
Deferred compensation	42	49
Tax net operating loss carryforward	15
Dividends to policyholders	8	7
Interest in PIMCO		41
Other	16

Total deferred tax assets	$1,748	$1,124

Deferred tax liabilities:
DAC	(1,222)	(1,187)
Reinsurance	(74)	(51)
Partnership income	(51)	(53)
Retirement benefits	(18)	(19)
Hedging	(14)	(65)
Depreciation	(11)	(9)
Other	(42)	(16)

Total deferred tax liabilities	(1,432)	(1,400)

Net deferred tax asset (liability) from continuing operations	316	(276)
Unrealized (gain) loss on derivatives and securities available for sale	876	(102)
Unrealized (gain) loss on interest in PIMCO and other security	8	(43)
Deferred taxes on cumulative changes in accounting principles	27	27
Minimum pension liability and other adjustments	8	1

Net deferred tax asset (liability)	$1,235	($393)

The tax net operating loss carryforward relates to Federal tax losses incurred in 2008 with a 15-year carryforward.

SFAS No. 109, Accounting for Income Taxes, requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

The Company files income tax returns in U.S. Federal and various state jurisdictions and have tax years open by statute, or valid extension thereof, for tax years after 1997. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS and state taxing authorities have completed audits of the Company’s tax returns through the tax years ended December 31, 2003 and are currently auditing the tax years ended December 31, 2005 and 2004. The Company does not expect the Federal and state audits to result in any material assessments.

18.	SEGMENT INFORMATION

The Company has three operating segments: Life Insurance, Investment Management, and Annuities & Mutual Funds. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment offers UL, VUL and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 20% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through independent financial planning firms, regional and national wirehouses, and financial institutions.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. The Corporate and Other segment also includes the interest in PIMCO and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2008 and 2007, the Company had foreign investments with an estimated fair value of $5.8 billion and $6.8 billion, respectively.

The following is segment information as of and for the year ended December 31, 2008:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES			(In Millions)
Policy fees and insurance premiums	$943	$363	$691		$1,997
Net investment income	855	876	178	$88	1,997
Net realized investment loss	(45)	(347)	(798)	(137)	(1,327)
Realized investment gain on interest in PIMCO				109	109
Investment advisory fees	22		233		255
Other income	11		117	1	129

Total revenues	1,786	892	421	61	3,160

BENEFITS AND EXPENSES
Interest credited	661	440	133		1,234
Policy benefits	372	684	150		1,206
Commission expenses	268	18	429		715
Operating expenses	263	34	317	98	712

Total benefits and expenses	1,564	1,176	1,029	98	3,867

Income (loss) from continuing operations before provision (benefit) for income taxes	222	(284)	(608)	(37)	(707)
Provision (benefit) for income taxes	61	(103)	(329)	8	(363)

Income (loss) from continuing operations	161	(181)	(279)	(45)	(344)
Minority interest				11	11
Discontinued operations, net of taxes				(6)	(6)

Net income (loss)	$161	($181)	($279)	($40)	($339)

Total assets	$26,695	$15,155	$45,285	$2,527	$89,662
DAC	2,118	64	2,830		5,012
Separate account assets	4,525	284	36,696		41,505
Policyholder and contract liabilities	20,786	14,099	7,626		42,511
Separate account liabilities	4,525	284	36,696		41,505

The following is segment information as of and for the year ended December 31, 2007:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$777	$224	$779		$1,780
Net investment income	803	905	186	$220	2,114
Net realized investment gain (loss)	1	20	(99)	32	(46)
Investment advisory fees	29		298		327
Other income	9		84	5	98

Total revenues	1,619	1,149	1,248	257	4,273

BENEFITS AND EXPENSES
Interest credited	618	504	144		1,266
Policy benefits	308	535	12		855
Commission expenses	209	11	470		690
Operating expenses	252	34	346	108	740

Total benefits and expenses	1,387	1,084	972	108	3,551

Income from continuing operations before provision for income taxes	232	65	276	149	722
Provision (benefit) for income taxes	58	12	(6)	34	98

Income from continuing operations	174	53	282	115	624
Minority interest				(36)	(36)
Discontinued operations, net of taxes				11	11

Net income	$174	$53	$282	$90	$599

Total assets	$27,969	$16,163	$57,322	$3,049	$104,503
DAC	1,813	70	2,598		4,481
Separate account assets	6,529	333	50,743		57,605
Policyholder and contract liabilities	19,535	14,574	3,933		38,042
Separate account liabilities	6,529	333	50,743		57,605

The following is segment information for the year ended December 31, 2006:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$722	$206	$610		$1,538
Net investment income	777	861	204	$200	2,042
Net realized investment gain (loss)	(6)	23	29	16	62
Realized investment gain on interest in PIMCO				32	32
Investment advisory fees	32		287		319
Other income	4	16	15	12	47

Total revenues	1,529	1,106	1,145	260	4,040

BENEFITS AND EXPENSES
Interest credited	588	478	153		1,219
Policy benefits	280	468	32		780
Commission expenses	189	11	406		606
Operating expenses	234	25	261	110	630

Total benefits and expenses	1,291	982	852	110	3,235

Income from continuing operations before provision for income taxes	238	124	293	150	805
Provision for income taxes	60	32	58	48	198

Income from continuing operations	178	92	235	102	607
Minority interest				(13)	(13)
Discontinued operations, net of taxes				(4)	(4)

Net income	$178	$92	$235	$85	$590

19.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Prior to May 1, 2007, Pacific Life served in this capacity. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $287 million, $337 million and $316 million for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $9 million, $8 million and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In addition, effective May 1, 2007, a service plan adopted by the Pacific Select Fund went into effect whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the year ended December 31, 2008, PSD received $100 million in service fees from the Pacific Select Fund, which are recorded in other income. For the period May 1, 2007 through December 31, 2007, PSD received $74 million in service fees from the Pacific Select Fund, which are also recorded in other income. The service fees were allocated to the operating segments, primarily the Annuities & Mutual Funds segment (Note 18).

In April 2006, Pacific Life made a $16 million non-cash dividend to Pacific LifeCorp, consisting of a real estate investment, which resulted in a gain of $9 million for Pacific Life.

As discussed in Note 15, no lapse guarantee benefit riders are coinsured with PAR Bermuda and PAR Vermont.
20.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2009	$1,148
2010 through 2013	841
2014 and thereafter	193

Total	$2,182

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $9 million, $12 million and $11 million for the years ended December 31, 2008, 2007 and 2006, respectively. In connection with the group insurance transaction (Note 6), PL&A is contingently liable until September 2009 for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that has been assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2009	$6
2010 through 2013	19
2014 and thereafter	1

Total	$26

CONTINGENCIES — LITIGATION

During the year ended December 31, 2007, Pacific Life settled a national class action lawsuit, Cooper v. Pacific Life, for a combination of cash distributions and contract credits to owners of qualified annuity contracts who purchased their contracts between August 19, 1998, and April 30, 2002, or paid premium payments during that time period. Pacific Life strongly disagreed with the claims in the lawsuit. The settlement is not considered an admission or concession with respect to any claims made in the lawsuit and did not have a material adverse effect on the Company’s consolidated financial position. Distributions were made to eligible class members in the first quarter of 2008 in accordance with the terms of the settlement agreement.

The Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Company’s DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ priority guidance plan. If, after public notice and comment, the IRS regulation project ultimately adopts the

IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that its exposure to loss, if any, is not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to an asset securitization sponsored by Aviation Capital Group Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is contingently obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2007, the maximum potential amount of this future investment commitment was $50 million.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 9 for discussion of contingencies related to derivative instruments.

See Note 17 for discussion of other contingencies related to income taxes.

PART II

Part C: OTHER INFORMATION

     Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B:

(1)	Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2008 and for each of the periods presented which are incorporated by reference from the 2008 Annual Report include the following for Separate Account A:

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

(2)	Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, included in Part B include the following for Pacific Life:

Independent Auditors’ Report
     Consolidated Statements of Financial Condition
     Consolidated Statements of Operations
     Consolidated Statements of Stockholder’s Equity
     Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

(b)	Exhibits

1.	(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A.[1]

	(b)	Memorandum Establishing Two New Variable Accounts — Aggressive Equity and Emerging Markets Portfolios.[1]

	(c)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.[3]

2.	Not applicable

3.	(a)	Distribution Agreement between Pacific Mutual Life and Pacific Select Distributors, Inc. (“PSD”)[1]

	(b)	Form of Selling Agreement between Pacific Life, PSD and Various Broker Dealers[25]

4.	(a)	(1) Form of Individual Flexible Premium Variable Accumulation Annuity Contract[2]

(2) Form of Individual Flexible Premium Variable Accumulation Annuity Contract (Form No. 10-1101)[17]

(3) Form of Individual Flexible Premium Variable Accumulation Annuity Contract (Form No. 10-1116)[20]

	(b)	Qualified Plan Loan Endorsement[1]

	(c)	Qualified Pension Plan Rider[1]

	(d)	(1) 403(b) Tax-Sheltered Annuity Rider[12]

(2) 403(b) Tax-Sheltered Annuity Rider (Form No. 20-1156)[32]

	(e)	Section 457 Plan Rider[1]

	(f)	Endorsement for 403(b) Texas Optional Retirement Program (ORP)[1]

	(g)	Individual Retirement Annuity Rider (Form No. 20-18900)[14]

	(h)	Roth Individual Retirement Annuity Rider (Form No. 20-19000)[14]

	(i)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100)[14]

	(j)	Qualified Retirement Plan Rider[12]

	(k)	Guaranteed Minimum Death Benefit Endorsement (Form E-GMDB 398)[3]

	(l)	(1) Enhanced Guaranteed Minimum Death Benefit Rider (Form R-EGMDB398)[3]

(2) Enhanced Guaranteed Minimum Death Benefit Rider (Form 20-18200)[14]

	(m)	Guaranteed Income Advantage (GIA) Rider (Form No. 23-113499)[5]

	(n)	Guaranteed Earnings Enhancement (EEG) Rider (Form No. 20-14900)[9]

	(o)	Form of Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200)[11]

	(p)	Guaranteed Protection Advantage (GPA) Rider (Form No. 20-17700)[13]

	(q)	Form of Guaranteed Protection Advantage 5 Rider (Form No. 20-19600)[19]

	(r)	(1) Income Access Rider/(Form No. 20-19808)[15]

(2) Form of Income Access Rider (Form No. 20-1104)[19]

(3) Income Access Endorsement (Form No. 15-1122)[23]

(4) Form of Excess Withdrawal Endorsement (Form No. 15-1152C)[30]

	(s)	Form of DCA Plus Fixed Option Rider (Form No. 20-1103)[18]

	(t)	Form of Guaranteed Income Advantage 5 Rider (Form No. 20-1602)[19]

	(u)	Guaranteed Income Annuity Rider (Form No. 20-1118)[20]

	(v)	(1) Guaranteed Withdrawal Benefit Rider (Form No. 20-1119); also known as Income Access Plus Rider[20]

(2) Guaranteed Withdrawal Benefit Endorsement (Form No. 15-1123)[23]

(3) Form of Excess Withdrawal Endorsement (Form No. 15-1152E)[31]

	(w)	Stepped-Up Death Benefit Rider (Form No. 20-1117)[20]

	(x)	(1) Enhanced Guaranteed Withdrawal Benefit Rider (Form No. 20-1120)[24]

(2) Form of Excess Withdrawal Endorsement (Form No. 15-1152A)[31]

	(y)	(1) 5% Guaranteed Withdrawal Benefit Rider (Form No. 20-1131)[26]

(2) Form of Excess Withdrawal Endorsement (Form No. 15-1152)[30]

	(z)	(1) Form of Joint Life 5% Guaranteed Withdrawal Benefit Rider (Form No. 20-1135)[27]

(2) Form of Excess Withdrawal Endorsement (Form No. 15-1152B)[30]
	(aa)	Form of Guaranteed Protection Advantage 3 Rider (Form No. 20-1145)[28]
	(bb)	(1) Form of Guaranteed Withdrawal Benefit II Rider (Form No. 20-1146)[28]

(2) Form of Excess Withdrawal Endorsement (Form No. 15-1152)[30]
	(cc)	Form of Guaranteed Withdrawal Benefit III Rider (Form No. 20-1153)[30]
	(dd)	Form of Guaranteed Withdrawal Benefit Rider (Form No. 20-1154)[30]
	(ee)	Form of Joint Life Guaranteed Withdrawal Benefit Rider (Form No. 20-1155)[30]

	(ff)	Form of Core Withdrawal Benefit Rider (Form No. 20-1162)[33]

5.	(a)	(1) Variable Annuity Application. (Form No. 25-12410)[8]

(2) Form of Variable Annuity Application (Form No. 25-1101)[17]

(3) Form of Variable Annuity Application For Pacific Portfolios (Form No. 25-1116)[20]

(4) Form of Variable Annuity Application for Pacific Portfolios for Bank One (Form No. 25-1116)[20]

(5) Form of Variable Annuity Application for Pacific Portfolios (Form No. 25-1116-1)[25]

(6) Form of Variable Annuity Application for Pacific Portfolios for Chase (Form No. 25-1116-1)[25]

	(b)	Variable Annuity PAC APP[1]

	(c)	Application/ Confirmation Form[6]

	(d)	Form of Guaranteed Earnings Enhancement (EEG) Rider Request Application[9]

	(e)	Guaranteed Protection Advantage (GPA) Rider Request Form (Form No. 2066-2A)[13]

	(f)	Form of Guaranteed Protection Advantage 5 Rider Request Form (Form No. 2311-3A)[15]

	(g)	Form of Income Access Rider Request Form (Form No. 2315-A)[15]

	(h)	Form of Portfolio Optimization Rider Request Form (Form No. 2311-5A)[20]

	(i)	Form of Portfolio Optimization Enrollment/Rider Request Form (Form No. 2150-5B)[22]

	(j)	Portfolio Optimization Enrollment/Rider Request Form (Form No. 2150-6B)[25]

	(k)	Pacific Portfolios for Chase Portfolios Optimization Enrollment/Rider Request Form (Form No. 882-6B)[25]

6.	(a)	Pacific Life’s Articles of Incorporation[3]

	(b)	By-laws of Pacific Life[3]

	(c)	Pacific Life’s Restated Articles of Incorporation[25]

	(d)	By-laws of Pacific Life As Amended September 1, 2005[25]

7.	Form of Reinsurance Agreement[29]

8.	Pacific Select Fund Participation Agreement[10]

	(a)	Pacific Select Fund Participation Agreement[10]

	(b)	Addendum to Pacific Select Fund Participation Agreement (adding the Strategic Value and Focused 30 Portfolios)[10]

	(c)	Addendum to Pacific Select Fund Participation Agreement (adding nine new Portfolios)[10]

	(d)	Addendum to Pacific Select Fund Participation Agreement (adding the Equity Income and Research Portfolios)[12]

	(e)	Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select
Distributions, Inc., American Funds Insurance Series, American Funds Distributors,
and Capital Research and Management Company[21]

	(f)	Form of Exhibit B to the Pacific Select Fund Participation Agreement (to add International Small-Cap and Diversified Bond)[25]

	(g)	Form of AllianceBernstein Variable Products Series Fund, Inc. Participation Agreement[30]

	(h)	Form of BlackRock Variable Series Fund, Inc. Participation Agreement[30]

	(i)	Form of Franklin Templeton Variable Insurance Products Trust Participation Agreement[30]

	(j)	Form of AllianceBernstein Investment, Inc. Administrative Services Agreement[30]

	(k)	Form of BlackRock Distributors, Inc. Administrative Services Agreement[30]

	(l)	Form of Franklin Templeton Services, LLC Administrative Services Agreement[30]

	(m)	Form of AIM Variable Insurance Funds Participation Agreement[32]

	(n)	Form of Invesco Aim Distributors, Inc. Distribution Services Agreement[32]

	(o)	Form of Invesco Aim Advisors, Inc. Administrative Services Agreement[32]

	(p)	Form of GE Investments Funds, Inc. Participation Agreement[32]

	(q)	Form of GE Investment Distributors, Inc. Distribution and Services Agreement[32]

	(r)	Form of Van Kampen Life Investment Trust Participation Agreement[32]

	(s)	Form of Van Kampen Funds, Inc. Shareholder Service Agreement[32]

	(t)	Form of Van Kampen Asset Management Administrative Services Letter Agreement[32]

9.	Opinion and Consent of legal officer of Pacific Mutual Life as to the legality of Contracts being registered.[1]

10.	Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

11.	Not applicable

12.	Not applicable

13.	Powers of Attorney

[1]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996 and incorporated by reference herein.

[2]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0001017062-97-000794 filed on April 30, 1997 and incorporated by reference herein.

[3]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998 and incorporated by reference herein.

[4]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0001017062-99-000659 filed on April 15, 1999 and incorporated by reference.

[5]	Included in Registrant’s Form 497, File No. 33-88460, Accession No. 0001017062-99-001607 filed on September 14, 1999 and incorporated by reference herein.

[6]	Included in Registrant’s Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000577 filed on February 29, 2000 and incorporated by reference herein.

[7]	Included in Registrant’s Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000955 filed on April 21, 2000 and incorporated by reference herein.

[8]	Included in Registrant’s Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000955 filed on December 7, 2000 and incorporated by reference herein.

[9]	Included in Registrant’s Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-000459 filed on March 2, 2001, and incorporated by reference herein.

[10]	Included in Registrant’s Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-500083 filed on April 25, 2001 and incorporated by reference herein.

[11]	Included in Registrant’s Form N-4/A, File No. 33-88460, Accession No. 0000898430-01-503116 filed on October 25, 2001, and incorporated by reference herein.

[12]	Included in Registrant’s Form N-4/B, File No. 33-88460, Accession No. 0001017062-02-000783 filed on April 30, 2002, and incorporated by reference herein.

[13]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-02-001397 filed on July 19, 2002 and incorporated by reference herein.

[14]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-02-002150 filed on December 19, 2002 and incorporated by reference herein.

[15]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-03-000466 filed on March 18, 2003 and incorporated by reference herein.

[16]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-03-000930 filed on April 25, 2003 and incorporated by reference herein.

[17]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001193125-03-015132 filed on June 30, 2003 and incorporated by reference herein.

[18]	Included in Registrant’s Form N-4/A, File No. 033-88460, Accession No. 0001193125-03-099259 filed on December 24, 2003 and incorporated by reference herein.

[19]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001193125-04-031337 filed on February 27, 2004 and incorporated by reference herein.

[20]	Included in Registrant’s Form N-4/A, File No. 033-88460, Accession No. 0000892569-04-000888 filed on October 15, 2004 and incorporated by reference herein.

[21]	Included in Registrant’s Form N-4/B, File No. 333-93059, as Exhibit 8(e), Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein.

[22]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-05-000264 filed on April 21, 2005 and incorporated by reference herein.

[23]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-05-000440 filed on June 15, 2005 and incorporated by reference herein.

[24]	Included in Registrant’s Form N-4/A, File No. 033-88460, Accession No. 0000892569-05-000570 filed on August 2, 2005 and incorporated by reference herein.

[25]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-06-000528 filed on April 18, 2006 and incorporated by reference herein.

[26]	Included in Registrant’s Form N-4/A, File No. 033-88460, Accession No. 0000892569-06-001251 filed on October 19, 2006 and incorporated by reference herein.

[27]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-07-000443, filed on April 16, 2007, and incorporated by reference herein.

[28]	Included in Registrant’s Form N-4/A, File No. 333-141135, Accession No. 0000892569-07-001521, filed on December 12, 2007, and incorporated by reference herein.

[29]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-08-000618, filed on April 21, 2008, and incorporated by reference herein.

[30]	Included in Registrant’s Form N-4/A, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

[31]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-08-001266, filed on September 11, 2008, and incorporated by reference herein.

[32]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0000892569-08-001555, filed on December 4, 2008, and incorporated by reference herein.

[33]	Included in Registrant’s Form N-4/A File No. 333-136597, Accession No. 0000892569-09-000061, filed on February 9, 2009, and incorporated by reference herein.

Item 25. Directors and Officers of Pacific Life

Positions and Offices
Name and Address	with Pacific Life
James T. Morris	Director, Chairman, President and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer

Sharon A. Cheever	Director, Senior Vice President and General Counsel

Audrey L. Milfs	Director, Vice President and Secretary

Edward R. Byrd	Senior Vice President and Chief Accounting Officer

Brian D. Klemens	Vice President and Controller

Dewey P. Bushaw	Executive Vice President

Denis P. Kalscheur	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A.
     The following is an explanation of the organization chart of Pacific Life’s subsidiaries:
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC #	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P. #	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Life Fund Advisors LLC +	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C. #	Delaware	100
College Savings Bank	New Jersey	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corporation V	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG International Ltd.	Bermuda	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland IV Ltd.	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Investment Capital Partners LLC	Delaware	50
MAPF Holdings LLC	Delaware	33
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Acquisition 30746 LLC	Delaware	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 34 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1	Delaware	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30286 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30289 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition 3141 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1	Delaware	100
ACG Capital Partners LLC	Delaware	50
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Acquisition 30288 LLC	Delaware	100
ACGCP Acquisition 979 LLC	Delaware	100

#	Abbreviated structure

+	A Division of Pacific Life Fund Advisors LLC does business as Pacific Asset Management

Item 27. Number of Contractholders

1) Pacific Portfolios — Approximately	36,640	Qualified
	34,226	Non Qualified
2) Pacific Portfolios for Chase — Approximately	11,852	Qualified
	14,221	Non Qualified

Item 28. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers and Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

Item 29. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company,

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 45 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 20th day of April, 2009.

SEPARATE ACCOUNT A
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:

James T. Morris*
Director, Chairman, President and Chief Executive Officer

By:	PACIFIC LIFE INSURANCE COMPANY (Depositor)

By:

James T. Morris*
Director, Chairman, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 45 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, Chairman, President and Chief Executive Officer	April 20, 2009
Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	April 20, 2009
Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 20, 2009
Audrey L. Milfs*	Director, Vice President and Secretary	April 20, 2009
Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 20, 2009
Brian D. Klemens*	Vice President and Controller	April 20, 2009
Dewey P. Bushaw*	Executive Vice President	April 20, 2009
Denis P. Kalscheur*	Vice President and Treasurer	April 20, 2009

*By:	/s/ SHARON A. CHEEVER

Sharon A. Cheever as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 13.)